UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

Loomis Sayles Funds II

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts	02199-8197
(Address of principal executive offices)	(Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

September 30, 2017

Loomis Sayles Global Equity and Income Fund

Loomis Sayles Growth Fund

Loomis Sayles Value Fund

Portfolio Review  page 1

Portfolio of Investments  page 26

Financial Statements  page  52

Notes to Financial Statements  page 70

Shareholder Supplement  enclosed

(previously	posted to the Funds’ website)

LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND

Managers	Symbols
Daniel J. Fuss, CFA®, CIC	Class A LGMAX
Eileen N. Riley, CFA®	Class C LGMCX
David W. Rolley, CFA®	Class N LGMNX
Lee M. Rosenbaum	Class Y LSWWX
Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high total investment return through a combination of capital appreciation and current income.

Market Conditions

The 12-month period ending September 30, 2017 was generally positive for global equity and fixed income assets. Despite a muted start, global equity markets posted robust performance for the full period, with all sectors registering positive returns. In general, the more cyclical sectors delivered the strongest returns. Financials, led by banks, were top performers, as investors anticipated pro-growth policies from the US administration, including an easing of financial sector regulations. Technology also performed well, particularly in the final three quarters of the period. Materials also posted strong returns, as did industrials (led by the aerospace and defense industry).

The more defensive telecommunication services and consumer staples sectors posted less robust returns. Energy also lagged the broader market and was one of the more volatile sectors. Initially, energy stocks were supported by an OPEC agreement to curb oil production, but the sector struggled as oil entered bear market territory in the second quarter of 2017 before rebounding in the final quarter of the period.

Corporate credit spreads (the yield difference between non-Treasury and Treasury securities of similar maturity) generally tightened during the period, handily outperforming duration-matched global treasuries (duration refers to a security’s price sensitivity to interest rate changes). Credit continued to perform well due to improving earnings and credit profiles, accommodative central banks and healthy demand, particularly for investment grade credit and emerging market debt.

The Federal Reserve (Fed) raised interest rates three times during the period. Despite these rate increases, the US dollar generally weakened throughout the second half of the period. Accelerating non-US growth, uncertainty about US fiscal policy and diminished prospects for significant monetary policy divergence in major developed markets contributed to the US dollar’s depreciation.

Emerging market (EM) assets posted solid returns, with both sovereign and local bonds outperforming. Investors’ thirst for yield, the weaker US dollar, relatively benign inflation and strong risk appetite boosted the demand for emerging market debt.

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Performance Results

For the 12 months ended September 30, 2017, Class Y shares of Loomis Sayles Global Equity and Income Fund returned 14.42% at net asset value. The Fund underperformed its primary benchmark, the MSCI All Country World Index (Net), which returned 18.65%. The Fund outperformed its secondary blended benchmark, 60% MSCI All Country World Index (Net) / 40% Bloomberg Barclays Global Aggregate Index, which returned 10.31%.

Explanation of Fund Performance

The Fund’s equity allocation contributed strongly to return. Fixed income assets also posted positive returns, albeit not as strong as equity returns, tempering the Fund’s overall results. The Fund’s target asset allocation at the end of the period was 67.5% equity, 22.4% US fixed income, and 10.1% non-US fixed income. The equity allocation rose 2% over the period. The majority equity exposure is in line with the long-term performance objective of the Fund.

Within the Fund’s equity allocation, the largest contributors were Alibaba, Marriott, and Facebook. Shares of the China-based e-commerce company Alibaba surged in the first three quarters of 2017, recovering from a weak end to 2016. The company announced positive results and 2018 revenue guidance that far exceeded consensus expectations. We believe Alibaba continues to be well positioned in a massive and rapidly growing market. The company’s platforms have become more valuable to sellers as the number of users grows and vice versa; this network effect solidifies Alibaba’s leadership position in the industry. The stock remains one of our largest positions. In the United States, technology company Facebook’s earnings results during the period exceeded investors’ expectations on a fairly consistent basis, with strong revenue growth and meaningful margin expansion. We expect Facebook to continue growing its top line, benefiting from significant demand for online advertising and continued monetization of its non-Facebook-branded assets, such as Instagram and WhatsApp. Marriott shares also outperformed as the company completed its acquisition of Starwood Hotels & Resorts Worldwide in September of 2016. Shares were also supported later in the period by better-than-expected lodging industry data. We believe Marriott is well positioned moving forward; it operates a more defensive business model with its managed and franchised hotels, and the Starwood transaction should generate meaningful revenue and cost synergies. The company has also earmarked significant assets for sale.

The Fund’s corporate credit exposure was a positive source of return. Allocations to the banking, communications, consumer cyclical, capital goods and energy sectors were particularly helpful to performance. An allocation to high yield credit contributed to return as the asset class benefited from the “risk-on” environment and the search for yield. Specifically, positioning within higher-quality high yield communications and basic industry issues was quite positive. In addition, euro- and Canadian dollar-denominated fixed income positions added value as those currencies appreciated versus the US dollar. Local currency-denominated EM bonds from Brazil, Mexico and Russia were also positive due to currency appreciation and high bond market returns. Security selection among EM hard-currency issuers from Latin America lifted results.

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TransDigm, Allergan and AutoZone were the largest detractors from performance within the Fund’s equity allocation. TransDigm, a supplier of critical components to the aerospace and defense industry, saw its shares weaken in early 2017. We eliminated the Fund’s position in January due to concerns about the potential slowing of organic growth and the impact on the company’s volumes from increased competition in the aftermarket parts and services business. In addition, we felt TransDigm’s high leverage levels could limit the company’s flexibility should fundamentals deteriorate. Global pharmaceutical company Allergan’s shares fell in the fourth quarter of 2016 after it reported earnings that were below expectations, posting disappointing numbers on both revenues and margins. We eliminated the position in November due to concerns that the difficult reimbursement environment in the United States posed a significant risk to our revenue forecasts. AutoZone, an automobile replacement parts retailer, declined after the company announced underwhelming results in both the first and second quarters of 2017 that were attributable, in part, to delayed IRS rebates to the US consumer. Shares were also pressured as fears about competition from Amazon resurfaced. We eliminated the stock from the Fund in May.

Within the Fund’s corporate credit allocation, selected issuers from the consumer (cyclical and non-cyclical) and communications sectors weighed on performance. Selected non-US-dollar-denominated positions within the Fund’s fixed income allocation also detracted from return. Allocations to the Japanese yen and the Argentine peso were the primary detractors as they depreciated versus the US dollar.

The Fund’s duration and yield curve positioning (the relationship among bond yields across the maturity spectrum) detracted from performance. The middle of the US Treasury yield curve (5- to 10-year maturities) rose higher than other maturities during the period. The Fund’s exposure to that part of the yield curve weighed on performance. In addition, currency forwards detracted from performance, largely due to hedging costs.

Outlook

Risk appetite has remained strong this year, and we expect the trend to continue into 2018. We expect the macroeconomic backdrop of stable growth and inflation to persist in the absence of a geopolitical shock. Despite improving growth, developed economy inflation remains below central banks’ targets; therefore, we believe monetary policymakers will shift gears slowly. We expect the Fed to raise interest rates in December 2017 with two additional hikes by the end of 2018. We do not anticipate a rate hike from the European Central Bank (ECB) within the next 12 months and expect the ECB to maintain ultra-accommodative policies, even if at a lower “dosage.” Japan’s struggle to increase inflation should keep the Bank of Japan accommodative for the foreseeable future.

Government bond yields are expected to rise, but not substantially. Although developed markets could see higher yields in the future, we think they will follow a low trajectory based on our benign view of inflation and monetary policy over the near-to-medium term. An inflation surprise could spur less positive outcomes for bonds, but we think medium- to long-term yields are likely to move only moderately higher over the next 12 months.

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We expect the US dollar to be range bound relative to global peers, particularly in EM, where aggregate economic growth has been outpacing the United States and attracting equity inflows. Strong earnings expectations outside the United States could lead to further US dollar outflows into other countries and markets. While firm global growth is not a bullish factor for US Treasury returns, it is a positive factor for most risk assets, including equities, EM bonds, currencies and global credit spreads broadly.

In equities, strong profit growth and low rates continue to support valuations. Corporate profits rebounded globally in the first half of 2017 and have since broadly exceeded market consensus expectations. This has propelled global equity markets higher and supports somewhat elevated valuation multiples. While these developments have been favorable for equities, we maintain our consistent and disciplined approach to equity investing regardless of benchmark valuations. We invest only in opportunities that meet our three alpha drivers: quality, intrinsic value growth and compelling valuation.

Growth of $100,000 Investment in Class Y Shares4

September 30, 2007 through September 30, 2017

See notes to chart on page 6.

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com.

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Top Ten Holdings as of September 30, 2017

	Security name	% of net assets
1	Alibaba Group Holding Ltd., Sponsored ADR	4.20%
2	Facebook, Inc., Class A	3.20%
3	Sherwin-Williams Co. (The)	3.08%
4	Roper Technologies, Inc.	3.00%
5	Marriott International, Inc., Class A	2.69%
6	AIA Group Ltd.	2.50%
7	Nestle S.A., (Registered)	2.38%
8	Alphabet, Inc., Class A	2.16%
9	Northrop Grumman Corp.	2.12%
10	UnitedHealth Group, Inc.	2.07%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — September 30, 20174

					Expense Ratios[5]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 5/1/96)
NAV	14.42%	8.76%	6.72%	—%	0.92%	0.92%

Class A (Inception 2/1/06)
NAV	14.10	8.48	6.45	—	1.17	1.17
With 5.75% Maximum Sales Charge	7.54	7.20	5.82	—

Class C (Inception 2/1/06)
NAV	13.22	7.67	5.66	—	1.92	1.92
With CDSC[1]	12.22	7.67	5.66	—

Class N (Inception 2/1/17)
NAV	—	—	—	13.18	0.84	0.84

Comparative Performance
MSCI ACWI (Net)[2]	18.65	10.20	3.88	14.02
Blended Index[3]	10.31	6.33	3.95	10.54

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	The MSCI All Country World Index (Net) represents the performance of 46 markets in both the developed and emerging markets in Africa, Europe, North America and South America.

3	The Blended Index is an unmanaged, blended index composed of the following weights: 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Bond Index. The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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LOOMIS SAYLES GROWTH FUND

Manager	Symbols
Aziz V. Hamzaogullari, CFA®	Class A LGRRX
Loomis, Sayles & Company, L.P.	Class C LGRCX
Class N LGRNX
Class Y LSGRX

Investment Goal

The Fund seeks long-term growth of capital.

Market Conditions

World equity markets staged a strong rally in the 12-month period, with the gains encompassing large- and small-cap stocks in the United States, as well as the developed and emerging markets worldwide. Investors responded favorably to signs of a continued improvement in global economic conditions, highlighted by rising growth in the previously stagnant European region and mounting evidence that China’s economy has begun to accelerate. The outcome of the November 2016 US election also played a key role in the robust returns for equities, as investors anticipated business-friendly policies from the new administration. The US dollar’s decline relative to non-US currencies since the beginning of 2017 was a further tailwind, bolstering performance of US multinational corporations and companies based in emerging markets. In addition, a resurgence in commodity prices provided a boost to export-dependent emerging market nations and stocks in the energy and materials sectors.

The pickup in global growth fed through to corporate results, with companies around the world reporting gains in both revenues and bottom-line profits. Corporate earnings experienced a synchronized, worldwide upturn for the first time since 2006, providing support for somewhat elevated stock market valuations. Growth stocks, particularly those in the technology sector, were key beneficiaries of this trend.

As the period drew to a close, the direction of US Federal Reserve policy remained a focus of investors against a backdrop of improved employment conditions and muted inflation. However, the markets continued to demonstrate confidence that policymakers will shift gears slowly, removing monetary accommodation over a period of years and at a pace commensurate with underlying economic fundamentals.

Performance Results

For the 12 months ended September 30, 2017, Class Y shares of Loomis Sayles Growth Fund returned 19.31% at net asset value. The Fund underperformed its benchmark, the Russell 1000® Growth Index, which returned 21.94%.

Explanation of Fund Performance

The Fund’s positions in Alibaba, Facebook and Autodesk contributed most to performance. Stock selection in the consumer staples, consumer discretionary and energy sectors, along

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with our allocations in the information technology, consumer discretionary, financials and healthcare sectors, contributed to relative performance. China-based Alibaba operates several increasingly connected businesses across commerce, technology, advertising, digital media and entertainment, logistics, payments, and local services. The company’s ecosystem facilitates commerce and enables merchants and brands to engage with customers across the entire consumer lifecycle. Alibaba reported fundamentally strong results during the period, with revenue growth consistently exceeding consensus expectations. China’s structural shift to e-commerce is the secular growth driver for Alibaba. With its strong brands and powerful network, Alibaba’s revenue growth accelerated to the fastest rate since the IPO for what is now a much larger company. Alibaba continued to gain market share as gross merchandise volume (GMV) increased at a higher rate than the growth in China’s retail sector. For fiscal year 2017, Alibaba’s GMV of $547 billion was greater than the $485 billion in global revenue generated by Walmart in its 2017 fiscal year. For fiscal year 2018, Alibaba issued revenue growth guidance of 45% to 49%, well above consensus expectations that were closer to 30%. Monetization improved to 273 renminbi per annual active buyer at period-end, compared with approximately 202 renminbi a year earlier. Alibaba ended the period with 466 million annual active buyers and 529 million active monthly mobile users, a 24% increase compared with last year. With the benefits of scale, Alibaba generated attractive operating margins, averaging approximately 60% during the period for the core commerce business. We believe the current market price embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions.

Social media company Facebook reported robust revenue growth throughout the period. Growing at more than twice the rate of its online competitors, by our estimates, and many multiples faster than traditional advertisers, Facebook continued to gain market share. Mobile advertising grew to 87% of advertising revenue during the period, up from 84% a year ago. With more than 2 billion users, up 17% year over year, and with 88% of users residing outside North America, Facebook is one of very few global platforms where advertisers can reach consumers at such scale. User data coupled with the scale and frequency of engagement allows Facebook an unprecedented ability to specifically target direct marketing. Demonstrating the strength of its platform, its network effect, and the virtuous cycle between users and advertising partners, Facebook’s advertising revenue per user rose to $4.65, up 25% year over year, and reflects improved monetization per user in all regions. Free cash flow remained robust during the period. The global structural shift from traditional advertising to online advertising is the secular growth driver for Facebook. With quality characteristics such as its brand, network, and targeting advantage, we believe Facebook is well positioned to grow revenue, free cash flow, and market share over our investment time horizon.

3D design software and services company Autodesk, whose name is synonymous with computer-aided design (CAD), provides state-of-the-art solutions to customers in the architecture, engineering, construction, manufacturing, digital media, consumer and entertainment industries. The company reported solid results during the period, with revenues, subscribers and earnings per share above consensus expectations. Importantly, Autodesk demonstrated progress in its transition to a cloud-computing model, reporting

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that annualized recurring revenue grew to 91% of the revenue mix compared with 69% a year earlier. After July 31, 2016, the company discontinued selling new perpetual licenses for its software products, making the purchase of new licenses available only by subscription – via cloud computing. In our view, growth in recurring revenue improves the overall quality of the business by providing better visibility of future revenue streams. Longer term, we believe the cloud-computing model will drive growth due to a higher lifetime customer value, expanding margins, and greater free cash flow. In February 2017, the company announced that Carl Bass would step down as CEO after ten years but remain on the Board of Directors. In June, interim co-CEO Andrew Anagnost was named to the CEO role. Andrew is a 20-year veteran of Autodesk and one of the chief architects of the business model transition. We have met Andrew several times over the past few years and think he is a strong candidate who is likely to preserve the company’s focus on increasing its competitive position and generating long-term revenue, profit and free cash flow growth. We believe that the market price embeds expectations for growth and profitability that are well below our long-term investment thesis for Autodesk, and that all three contributors sell at a meaningful discount to our estimate of intrinsic value and offer compelling reward-to-risk opportunities.

On the downside, the Fund’s positions in Qualcomm, Schlumberger and SABMiller detracted most from performance. Stock selection in the information technology, healthcare and industrials sectors, along with our allocations in the consumer staples, energy and industrials sectors, detracted from relative performance. Qualcomm, the pioneer developer of 3G and 4G technology, benefits from its difficult-to-replicate skill in designing and manufacturing the chipsets used in mobile devices for wireless communication. A lawsuit filed by Apple alleging unfair practices resulted in a substantial near-term decline in royalty revenues and associated segment margins, which led to a decline in share value. Additionally, after Apple directed its contract manufacturers to withhold payments, Qualcomm lowered its financial guidance. Challenges to Qualcomm’s business model and royalty rates are not new. Over the last two decades, Qualcomm has successfully defended its business model numerous times, establishing a body of legal precedence in a variety of jurisdictions around the world and most recently in China. In our view, Apple’s challenges to Qualcomm’s business model are no different from previous challenges, except for Apple’s aggressiveness in its pursuit. This is not necessarily indicative that Apple has a strong case. We believe the decades-long industry practice that has been repeatedly validated, and is backed by regulations around the world, is not likely to be overturned. We believe that Qualcomm is well positioned to benefit from long-term secular growth in mobile devices and that market expectations embed future growth well below our estimate.

Schlumberger is the world’s leading supplier of technology, equipment, integrated project management, and information solutions to the international oil and gas exploration and production industry. The company reported global sales that were lower compared with the year-ago period. In markets outside of North America, which accounted for approximately 75% of revenue, the company continued to experience low demand for its oilfield services given the oil price environment. However, Schlumberger reported improved results in

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North America during the period, with strong growth in regional rig-count as well as in hydraulic fracturing revenue where the company redeployed idle capacity to accommodate growing well completion activity. While the company’s margins were down meaningfully compared to the year-ago period, Schlumberger has maintained exemplary margins and cash flow for this point in the cycle, and continued to invest to strengthen its ability to offer integrated solutions to clients. Schlumberger generated $1.9 billion of free cash flow over the past 12 months and ended the period with $12.6 billion in net debt, and cash and investments of $7.6 billion. We believe these results highlight the company’s high-quality characteristics, its strong execution, and its proactive management of costs and resources. Increasing consumption in emerging markets and the need to replace naturally depleting reservoirs creates long-term secular growth in the demand for oil and the need to extract hydrocarbons from harsher environments. Oilfield services like those Schlumberger provides are key to accessing difficult-to-reach resources. Thanks to its superior products and services and its competitive advantages, we believe Schlumberger is well positioned to weather the current environment and capitalize on the growth in oilfield services as the market supply-demand normalizes. We believe the shares of both Schlumberger and Qualcomm are selling below our estimate of intrinsic value and offer compelling reward-to-risk opportunities.

SABMiller, a Fund holding since the second quarter of 2012, was the world’s second largest brewer. Following its acquisition by Anheuser Busch Inbev, SA (ABI), the company was delisted and sold from the portfolio in October 2016. Despite the cash consideration for the acquisition being fixed, the appreciation of the US dollar versus the British pound during this period resulted in a decline in the price of the US dollar-denominated American depositary receipts (ADRs, which are certificates issued by US banks in US dollars that represent shares of foreign companies).

Outlook

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower-turnover portfolio in which sector positioning is the result of stock selection. The Fund ended the period with overweight positions in the consumer staples, information technology, financials, healthcare and energy sectors and underweight positions in the consumer discretionary and industrials sectors. We did not own positions in the materials, real estate, telecommunication services and utilities sectors.

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Growth of $100,000 Investment in Class Y Shares3

September 30, 2007 through September 30, 2017

See notes to chart on page 12.

Top Ten Holdings as of September 30, 2017

	Security name	% of net assets
1	Alibaba Group Holding Ltd., Sponsored ADR	6.35%
2	Facebook, Inc., Class A	6.28%
3	Amazon.com, Inc.	5.92%
4	Visa, Inc., Class A	5.13%
5	Cisco Systems, Inc.	4.51%
6	Oracle Corp.	4.23%
7	Monster Beverage Corp.	3.92%
8	Autodesk, Inc.	3.82%
9	Danone S.A., Sponsored ADR	3.32%
10	Novo Nordisk AS, Sponsored ADR	3.31%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — September 30, 20173

					Expense Ratios[4]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 5/16/91)
NAV	19.31%	17.69%	7.89%	—%	0.66%	0.66%

Class A (Inception 12/31/96)
NAV	18.99	17.42	7.56	—	0.92	0.92
With 5.75% Maximum Sales Charge	12.14	16.02	6.92	—

Class C (Inception 9/12/03)
NAV	18.03	16.52	6.76	—	1.66	1.66
With CDSC[1]	17.03	16.52	6.76	—

Class N (Inception 2/1/13)
NAV	19.39	—	—	16.44	0.58	0.58

Comparative Performance
Russell 1000® Growth Index[2]	21.94	15.26	9.08	15.50

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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LOOMIS SAYLES VALUE FUND

Manager	Symbols
Arthur J. Barry, CFA®	Class A	LSVRX
Loomis, Sayles & Company, L.P.	Class C	LSCVX
	Class N	LSVNX
	Class Y	LSGIX
	Admin Class	LSAVX

Investment Goal

The Fund seeks long-term growth of capital and income.

Market Conditions

Despite some concerning headlines recently, domestic equity markets remained fairly calm during the period as they shrugged off a variety of geopolitical, weather and domestic events. Investors’ risk appetite remained strong, given steady economic activity and increased visibility into the Federal Reserve’s (the Fed’s) conservative plan to reduce the size of its balance sheet. Given this muted volatility, markets have continued their march higher, as we have only had two 3% pullbacks for the one-year period ending September 30, 2017. This rather sanguine environment allowed investors to be more focused on the underlying and improving fundamentals of the broader economy and individual businesses instead of concentrating on known risks with unknown outcomes.

Performance Results

For the 12 months ended September 30, 2017, Class Y shares of Loomis Sayles Value Fund returned 16.63% at net asset value. The Fund outperformed its benchmark, the Russell 1000® Value Index, which returned 15.12%.

Explanation of Fund Performance

Strong stock selection was the primary contributor to the Fund’s performance. Selection was particularly noteworthy in the energy, real estate, financials, healthcare and industrial sectors. The Fund’s relative underweight position to the energy, real estate and consumer staples sectors compared to the benchmark also contributed to performance.

The individual stocks that contributed most were financial holdings Bank of America, JPMorgan Chase and PNC Financial. Despite suffering occasional setbacks, all three companies sustained the positive momentum from the rally in financials early in the period following the UK Brexit decision to leave the European Union and the 2016 US presidential election. They continued to outperform throughout the remainder of the period. Additionally, all three stocks have exhibited stronger fundamentals and scored very well in the Fed’s latest supervisory stress tests released in June 2017, allowing them to return a greater-than-expected amount of additional capital to shareholders.

The main detractor from performance during the period was stock selection within the consumer discretionary sector. The individual stocks that had the greatest negative impact on the Fund’s performance were Teva Pharmaceutical Industries, Advance Auto Parts, Inc.

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and Qualcomm Incorporated. After a series of setbacks, shares of Teva Pharmaceutical declined substantially in the fourth quarter of 2016, when news surfaced that it was under Department of Justice investigation for alleged price collusion on several generic drugs. After initially trimming the position, the Fund eliminated the stock in February 2017.

The decline in Advance Auto shares was primarily due to a mismatch between investor expectations and company fundamentals. After the stock rose sharply following the company’s analyst day in November 2016, investors expected a rapid turnaround in the business. Although the company made progress on many fronts, the broader deceleration in growth of the auto parts industry forced Advance Auto to significantly reduce its guidance. This combination of elevated expectations and industry deceleration put pressure on the stock. Also during the period, digital communications equipment company Qualcomm faced multiple negative legal and regulatory setbacks, causing investors to question the size and sustainability of cash flows coming from its technology licensing business. Regulators in both Korea and the United States challenged some of Qualcomm’s go to market practices, and major customer Apple joined in, filing lawsuits in the United States and in the UK making similar arguments. While these events led the stock to underperform, we believe that these challenges are temporary and that Qualcomm’s licensing model will endure.

Outlook

A steady global economic backdrop has fostered an environment where equities should perform well into 2018 as risk appetite remains strong. Central bank transparency has contributed to low volatility in the markets. With another interest rate hike expected in December, investors are turning their attention to the Fed’s tapering of its balance sheet. The lack of any large pullback in the market this year has led to complacency among investors, and we believe the odds of a correction might be increasing. However, market pullbacks can be healthy, preventing stocks from overheating and allowing investors on the sidelines an opportunity to get in. Regardless of the direction of the markets, we continue to take a long term, security-specific approach and, as always, view opportunities as defined by their risk/reward potential.

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Growth of $100,000 Investment in Class Y Shares4

September 30, 2007 through September 30, 2017

See notes to chart on page 16.

Top Ten Holdings as of September 30, 2017

	Security name	% of net assets
1	JPMorgan Chase & Co.	3.26%
2	Bank of America Corp.	2.87%
3	Wells Fargo & Co.	2.67%
4	Citigroup, Inc.	2.46%
5	Comcast Corp., Class A	2.18%
6	Pfizer, Inc.	2.17%
7	Oracle Corp.	2.09%
8	Chevron Corp.	2.06%
9	PNC Financial Services Group, Inc. (The)	2.03%
10	United Technologies Corp.	1.99%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

15  |

Average Annual Total Returns — September 30, 20174

					Expense Ratios[5]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 5/13/91)
NAV	16.63%	12.33%	6.03%	—%	0.69%	0.69%

Class A (Inception 6/30/06)
NAV	16.33	12.05	5.74	—	0.94	0.94
With 5.75% Maximum Sales Charge	9.67	10.74	5.11	—

Class C (Inception 6/1/07)
NAV	15.46	11.21	4.95	—	1.69	1.69
With CDSC[2]	14.46	11.21	4.95	—

Class N (Inception 2/1/13)
NAV	16.80	—	—	11.18	0.57	0.57

Admin Class (Inception 2/1/10)[1]
NAV	16.06	11.73	5.45	—	1.19	1.19

Comparative Performance
Russell 1000® Value Index[3]	15.12	13.20	5.92	12.12

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

|  16

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

17  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2017 through September 30, 2017. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period row as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2017	ENDING ACCOUNT VALUE 9/30/2017	EXPENSES PAID DURING PERIOD* 4/1/2017 – 9/30/2017
Class A
Actual	$1,000.00	$1,100.40	$6.16
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.92
Class C
Actual	$1,000.00	$1,096.30	$10.04
Hypothetical (5% return before expenses)	$1,000.00	$1,015.49	$9.65
Class N
Actual	$1,000.00	$1,101.40	$4.58
Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	$4.41
Class Y
Actual	$1,000.00	$1,101.90	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.66

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio: 1.17%, 1.91%, 0.87% and 0.92% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES GROWTH FUND	BEGINNING ACCOUNT VALUE 4/1/2017	ENDING ACCOUNT VALUE 9/30/2017	EXPENSES PAID DURING PERIOD* 4/1/2017 – 9/30/2017
Class A
Actual	$1,000.00	$1,149.90	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56
Class C
Actual	$1,000.00	$1,145.40	$8.87
Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34
Class N
Actual	$1,000.00	$1,151.50	$3.07
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$2.89
Class Y
Actual	$1,000.00	$1,151.50	$3.51
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.65%, 0.57% and 0.65% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

19  |

LOOMIS SAYLES VALUE FUND	BEGINNING ACCOUNT VALUE 4/1/2017	ENDING ACCOUNT VALUE 9/30/2017	EXPENSES PAID DURING PERIOD* 4/1/2017 – 9/30/2017
Class A
Actual	$1,000.00	$1,051.90	$4.94
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.86
Class C
Actual	$1,000.00	$1,047.90	$8.78
Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	$8.64
Class N
Actual	$1,000.00	$1,054.10	$2.99
Hypothetical (5% return before expenses)	$1,000.00	$1,022.16	$2.94
Class Y
Actual	$1,000.00	$1,053.60	$3.66
Hypothetical (5% return before expenses)	$1,000.00	$1,021.51	$3.60
Admin Class
Actual	$1,000.00	$1,050.60	$6.22
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.12

*	Expenses are equal to the Fund’s annualized expense ratio: 0.96%, 1.71%, 0.58%, 0.71% and 1.21% for Class A, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (v) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) each Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category, performance

21  |

ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2017. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

|  22

The Board noted that, through December 31, 2016, each Fund’s one- and three-year performance, as applicable, stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year
Loomis Sayles Global Equity and Income Fund	68%	17%
Loomis Sayles Growth Fund	28%	6%
Loomis Sayles Value Fund	82%	84%

In the case of each Fund that had performance that lagged that of a relevant peer group median and/or category median for certain (although not all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance, although lagging in certain periods, had shown improvement relative to its category and (3) that the Fund’s performance, although lagging in certain periods, was stronger over the long term.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family.

23  |

They noted that all three of the Funds included in this report have expense caps in place, and the Trustees considered that the current expenses of each Fund are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that each Fund’s management fee and overall net expense ratio was at or below median compared to a peer group of funds and that each of the Funds was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

|  24

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2018.

25  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Equity and Income Fund

Shares	Description	Value (†)
Common Stocks — 67.4% of Net Assets
	Belgium — 0.9%
131,523	Anheuser-Busch InBev S.A.	$15,721,894

	Canada — 1.4%
476,500	CGI Group, Inc., Class A(a)	24,708,115

	China — 4.2%
434,539	Alibaba Group Holding Ltd., Sponsored ADR(a)	75,049,231

	France — 1.9%
296,121	Thales S.A.	33,535,826

	Hong Kong — 2.5%
6,039,000	AIA Group Ltd.	44,708,521

	India — 0.9%
583,538	HDFC Bank Ltd.	16,249,812

	Japan — 0.8%
356,687	Nomura Research Institute Ltd.	13,929,710

	Sweden — 2.8%
998,613	Assa Abloy AB	22,863,629
645,604	Atlas Copco AB, A Shares	27,388,027

		50,251,656

	Switzerland — 4.3%
139,662	Dufry AG, (Registered)(a)	22,199,779
24,342	Geberit AG, (Registered)	11,523,886
507,118	Nestle S.A., (Registered)	42,568,115

		76,291,780

	United Kingdom — 3.9%
832,130	Halma PLC	12,485,891
9,994,804	Legal & General Group PLC	34,836,640
456,213	London Stock Exchange Group PLC	23,424,663

		70,747,194

	United States — 43.8%
199,747	Accenture PLC, Class A	26,979,827
23,332	Alphabet, Inc., Class C(a)	22,377,955
39,684	Alphabet, Inc., Class A(a)	38,641,105
29,065	Amazon.com, Inc.(a)	27,941,638
327,849	CBRE Group, Inc., Class A(a)	12,418,920
259,480	Colgate-Palmolive Co.	18,903,118
434,673	Comcast Corp., Class A	16,726,217
399,512	Danaher Corp.	34,270,139
670	Dex Media, Inc.(a)(b)(c)(d)(m)	3,886
154,045	EOG Resources, Inc.	14,902,313
334,014	Facebook, Inc., Class A(a)	57,072,972
84,104	FactSet Research Systems, Inc.	15,147,971
138,980	Goldman Sachs Group, Inc. (The)	32,964,666
783	Hawaiian Telcom Holdco, Inc.(a)	23,349
346,439	Intercontinental Exchange, Inc.	23,800,359

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Equity and Income Fund – (continued)

Shares	Description	Value (†)
	United States — continued
217,695	LyondellBasell Industries NV, Class A	$21,562,690
165,696	M&T Bank Corp.	26,683,684
435,380	Marriott International, Inc., Class A	48,004,999
218,190	McCormick & Co., Inc.	22,395,022
30,912	Mettler-Toledo International, Inc.(a)	19,355,858
131,853	Northrop Grumman Corp.	37,936,745
15,332	Priceline Group, Inc. (The)(a)	28,070,132
220,371	Roper Technologies, Inc.	53,638,301
181,986	S&P Global, Inc.	28,446,232
92,305	Schlumberger Ltd.	6,439,197
153,618	Sherwin-Williams Co. (The)	55,001,389
280,969	Texas Instruments, Inc.	25,186,061
62,969	Travelers Cos., Inc. (The)	7,714,962
188,600	UnitedHealth Group, Inc.	36,937,310
417,053	Wells Fargo & Co.	23,000,473

		782,547,490

	Total Common Stocks (Identified Cost $878,108,068)	1,203,741,229

Principal Amount (‡)
Bonds and Notes — 28.3%
Non-Convertible Bonds — 27.6%
	Argentina — 0.5%
17,650,000	Argentine Bonos del Tesoro, 15.500%, 10/17/2026, (ARS)	1,084,258
17,825,000	Argentine Bonos del Tesoro, 18.200%, 10/03/2021, (ARS)	969,914
17,000,000	Argentine Bonos del Tesoro, 21.200%, 9/19/2018, (ARS)	977,654
775,000	Provincia de Buenos Aires, 9.125%, 3/16/2024, 144A	892,777
535,000	Republic of Argentina, 6.875%, 4/22/2021	583,150
1,390,000	Republic of Argentina, 7.625%, 4/22/2046	1,542,900
382,136	Transportadora de Gas del Sur S.A., 9.625%, 5/14/2020, 144A	413,487
1,270,000	YPF S.A., 8.750%, 4/04/2024, 144A	1,460,500
17,745,000	YPF S.A., 16.500%, 5/09/2022, 144A, (ARS)	964,848

		8,889,488

	Australia — 0.2%
970,000	Commonwealth Bank of Australia, 1.375%, 9/06/2018, 144A(e)	967,821
1,150,000	Commonwealth Bank of Australia, 2.250%, 3/10/2020, 144A(e)	1,155,741
670,000	GAIF Bond Issuer Pty Ltd., 3.400%, 9/30/2026, 144A(e)	658,926
110,000	Incitec Pivot Finance LLC, 6.000%, 12/10/2019, 144A	117,909
95,000	Sydney Airport Finance Co. Pty Ltd., 3.375%, 4/30/2025, 144A	94,759

		2,995,156

	Belgium — 0.1%
1,040,000	Anheuser-Busch InBev Finance, Inc., 3.650%, 2/01/2026	1,075,893
440,000	Solvay Finance (America) LLC, 3.400%, 12/03/2020, 144A	454,078

		1,529,971

	Brazil — 0.9%
800,000	Braskem Finance Ltd., 5.750%, 4/15/2021, 144A	861,000
8,500(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2025, (BRL)	2,754,191

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Brazil — continued
2,250(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2019, (BRL)	$732,883
8,815(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2021, (BRL)	2,885,091
2,300(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2027, (BRL)	740,098
2,300,000	BRF S.A., 7.750%, 5/22/2018, 144A, (BRL)(e)	717,127
1,000,000	CIMPOR Financial Operations BV, 5.750%, 7/17/2024, 144A	941,250
400,000	Cosan Luxembourg S.A., 5.000%, 3/14/2023, 144A	405,000
1,180,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025(e)	1,252,275
285,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	308,655
915,000	Itau Unibanco Holding S.A., 2.850%, 5/26/2018, 144A	916,830
1,825,000	Petrobras Global Finance BV, 4.375%, 5/20/2023	1,804,012
300,000	Petrobras Global Finance BV, 6.875%, 1/20/2040	303,750
575,000	Raizen Fuels Finance S.A., 5.300%, 1/20/2027, 144A	603,750
500,000	Tupy Overseas S.A., 6.625%, 7/17/2024, 144A	526,505
850,000	Vale S.A., 5.625%, 9/11/2042(e)	867,000

		16,619,417

	Canada — 2.2%
471,129	Air Canada Pass Through Trust, Series 2015-2, Class A, 4.125%, 6/15/2029, 144A(e)	494,686
505,000	Alimentation Couche-Tard, Inc., 3.550%, 7/26/2027, 144A	509,256
815,000	Bank of Montreal, 1.750%, 6/15/2021, 144A(e)	801,634
3,000,000	BMW Canada Auto Trust, Series 2017-1A, Class A2, 1.677%, 5/20/2020, 144A, (CAD)(e)	2,385,646
5,720,000	Canadian Government Bond, 0.500%, 3/01/2022, (CAD)(e)	4,345,641
14,920,000	Canadian Government International Bond, 1.750%, 9/01/2019, (CAD)(e)	12,005,234
970,000	Canadian Imperial Bank of Commerce, 1.600%, 9/06/2019(e)	964,444
800,000	CPPIB Capital, Inc., 0.375%, 6/20/2024, 144A, (EUR)(e)	937,776
430,000	Enbridge, Inc., 2.900%, 7/15/2022	432,517
905,000	Export Development Canada, 1.800%, 9/01/2022, (CAD)(e)	724,667
1,335,000	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A2, 2.616%, 7/12/2047, 144A, (CAD)(e)	1,065,796
6,165,000	Province of Ontario Canada, 1.250%, 6/17/2019(e)	6,112,054
7,200,000	Province of Ontario Canada, 1.875%, 5/21/2020(e)	7,191,018
600,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)(e)	509,689

		38,480,058

	Chile — 0.5%
770,000,000	Bonos de la Tesoreria de la Republica de Chile, 4.500%, 3/01/2021, 144A, (CLP)(e)	1,237,825
200,000	Celulosa Arauco y Constitucion S.A., 4.750%, 1/11/2022	211,470
600,000	Chile Government International Bond, 3.125%, 1/21/2026(e)	616,320
300,000,000	Chile Government International Bond, 5.500%, 8/05/2020, (CLP)(e)	497,324
1,160,000	CODELCO, Inc., 4.500%, 9/16/2025, 144A(e)	1,235,934
1,250,000	Corp. Nacional del Cobre de Chile, 3.625%, 8/01/2027, 144A(e)	1,245,425
250,000	Engie Energia Chile S.A., 5.625%, 1/15/2021, 144A	273,253
800,000	Inversiones CMPC S.A., 4.375%, 5/15/2023, 144A(e)	827,118
550,000	Itau CorpBanca, 3.125%, 1/15/2018(e)	550,771
240,000	Latam Airlines Group S.A., 7.250%, 6/09/2020, 144A	256,920
537,957	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025	540,109

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Chile — continued
$950,000	Latam Finance Ltd., 6.875%, 4/11/2024, 144A	$1,004,625
1,120,000	Transelec S.A., 4.250%, 1/14/2025, 144A(e)	1,164,264

		9,661,358

	China — 0.2%
800,000	Baidu, Inc., 2.250%, 11/28/2017(e)	800,259
700,000	Baidu, Inc., 3.250%, 8/06/2018(e)	706,535
400,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A(e)	424,529
985,000	Sinopec Group Overseas Development 2017 Ltd., 2.375%, 4/12/2020, 144A(e)	985,404

		2,916,727

	Colombia — 0.2%
1,265,000,000	Emgesa S.A. E.S.P., 8.750%, 1/25/2021, 144A, (COP)	449,601
2,140,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)(e)	753,673
575,000	Republic of Colombia, 3.875%, 4/25/2027	584,200
200,000,000	Republic of Colombia, 7.750%, 4/14/2021, (COP)	72,541
6,150,000,000	Titulos De Tesoreria, Series B, 7.500%, 8/26/2026, (COP)(e)	2,227,226

		4,087,241

	Dominican Republic — 0.1%
1,410,000	Dominican Republic, 5.500%, 1/27/2025, 144A	1,491,075
590,000	Dominican Republic, 5.950%, 1/25/2027, 144A	632,692
425,000	Dominican Republic, 8.625%, 4/20/2027, 144A	517,438

		2,641,205

	France — 0.8%
970,000	Air Liquide Finance S.A., 1.375%, 9/27/2019, 144A(e)	960,038
200,000	AXA S.A., 7.125%, 12/15/2020, (GBP)(d)(f)	312,536
205,000	BNP Paribas S.A., 3.800%, 1/10/2024, 144A(e)	213,108
205,000	BNP Paribas S.A., 4.375%, 5/12/2026, 144A	214,059
390,000	Credit Agricole S.A., (fixed rate to 6/23/2026, variable rate thereafter), 7.500%, (GBP)(g)	597,070
735,000	Danone S.A., 1.691%, 10/30/2019, 144A(e)	730,144
500,000	Dexia Credit Local S.A., 2.250%, 2/18/2020, 144A(e)	500,944
1,100,000	Electricite de France SA, (fixed rate to 1/29/2026, variable rate thereafter), 6.000%, (GBP)(g)	1,566,242
4,830,000	French Republic Government Bond OAT, 4.250%, 10/25/2023, (EUR)(e)	7,166,550
1,015,000	Societe Generale S.A., 4.750%, 11/24/2025, 144A(e)	1,074,609
475,000	Societe Generale S.A., (fixed rate to 4/07/2021, variable rate thereafter), 6.750%, (EUR)(g)	618,946

		13,954,246

	Germany — 0.1%
500,000	Allianz SE, (fixed rate to 7/07/2025, variable rate thereafter), 2.241%, 7/07/2045, (EUR)	605,072
470,000	Commerzbank AG, EMTN, 4.000%, 3/23/2026, (EUR)	620,457
675,000	Daimler Finance North America LLC, 1.750%, 10/30/2019, 144A(e)	669,346
380,000	Deutsche Telekom International Finance BV, 2.820%, 1/19/2022, 144A	382,071

		2,276,946

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Hong Kong — 0.0%
$355,000	AIA Group Ltd., 3.200%, 3/11/2025, 144A(e)	$355,105

	Hungary — 0.1%
1,330,000	Hungary Government International Bond, 5.375%, 3/25/2024	1,521,188
980,000	Hungary Government International Bond, 5.750%, 11/22/2023(e)	1,135,614

		2,656,802

	India — 0.1%
550,000	Axis Bank Ltd., 3.250%, 5/21/2020, 144A	557,393
650,000	Greenko Dutch BV, 5.250%, 7/24/2024, 144A	662,123

		1,219,516

	Indonesia — 0.5%
300,000	Indonesia Government International Bond, 4.125%, 1/15/2025, 144A	314,842
34,000,000,000	Indonesia Government International Bond, 7.000%, 5/15/2022, (IDR)	2,612,666
3,500,000,000	Indonesia Government International Bond, 9.500%, 7/15/2023, (IDR)	299,279
781,000,000	Indonesia Government International Bond, 11.500%, 9/15/2019, (IDR)	63,907
35,310,000,000	Indonesia Government International Bond, Series FR53, 8.250%, 7/15/2021, (IDR)	2,805,086
14,000,000,000	Indonesia Treasury Bond, 8.375%, 3/15/2024, (IDR)(e)	1,145,518
795,000	Perusahaan Listrik Negara PT, 5.250%, 10/24/2042, 144A	828,080
545,000	Republic of Indonesia, 2.875%, 7/08/2021, 144A, (EUR)	693,703
525,000	Republic of Indonesia, 4.750%, 1/08/2026, 144A	572,759

		9,335,840

	Israel — 0.1%
510,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	552,627
780,000	Teva Pharmaceutical Finance Netherlands II B.V., 0.375%, 7/25/2020, (EUR)	913,443

		1,466,070

	Italy — 0.1%
500,000	Assicurazioni Generali S.p.A., EMTN, 4.125%, 5/04/2026, (EUR)	663,148
530,000	Intesa Sanpaolo SpA, EMTN, 3.928%, 9/15/2026, (EUR)	674,365
855,000	UniCredit SpA, (fixed rate to 6/19/2027, variable rate thereafter), 5.861%, 6/19/2032, 144A	897,519

		2,235,032

	Japan — 0.2%
900,000	Bank of Tokyo-Mitsubishi UFJ Ltd. (The), 1.700%, 3/05/2018, 144A(e)	900,193
940,000	Bank of Tokyo-Mitsubishi UFJ Ltd. (The), 2.150%, 9/14/2018, 144A(e)	942,440
1,165,000	Nomura Holdings, Inc., GMTN, 2.750%, 3/19/2019(e)	1,175,488
850,000	SoftBank Group Corp., 4.500%, 4/15/2020, 144A	876,919

		3,895,040

	Korea — 0.3%
3,700,000	Export-Import Bank of Korea, 3.000%, 5/22/2018, 144A, (NOK)(e)	469,267
630,000	Korea Development Bank (The), MTN, 4.500%, 11/22/2019, (AUD)(e)	507,503
910,000	Korea Gas Corp., 2.750%, 7/20/2022, 144A(e)	902,456
670,000	KT Corp., 2.500%, 7/18/2026, 144A(e)	625,754
1,125,000	Minera y Metalurgica del Boleo S.A. de CV, 2.875%, 5/07/2019, 144A(e)	1,131,101

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Korea — continued
$770,000	Shinhan Bank Co. Ltd., 3.875%, 3/24/2026, 144A(e)	$777,469
140,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A(e)	176,288
200,000	Woori Bank, 5.875%, 4/13/2021, 144A(e)	219,163

		4,809,001

	Mexico — 1.1%
620,000	Alfa SAB de CV, 6.875%, 3/25/2044	699,050
770,000	America Movil SAB de CV, 2.125%, 3/10/2028, (EUR)(e)	953,164
10,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)(e)	522,345
675,000	Banco Nacional de Comercio Exterior SNC, (fixed rate to 8/11/2021, variable rate thereafter), 3.800%, 8/11/2026, 144A	675,844
300,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 4.125%, 11/09/2022, 144A(e)	314,460
1,150,000	Cemex Finance LLC, 6.000%, 4/01/2024, 144A	1,221,886
300,000	Cemex SAB de CV, 4.375%, 3/05/2023, 144A, (EUR)	375,844
505,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	538,330
800,000	Gruma SAB de CV, 4.875%, 12/01/2024(e)	869,000
680,000	Grupo Televisa SAB, 5.000%, 5/13/2045(e)	683,578
10,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)(e)	432,785
248,744(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(e)	1,357,492
899,680(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)(e)	5,156,733
95,500(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	558,064
443,452(†††)	Mexican Fixed Rate Bonds, Series M-30, 10.000%, 11/20/2036, (MXN)(e)	3,144,296
196,000	Mexico Government International Bond, 4.000%, 3/15/2115, (EUR)(e)	215,668
1,020,000	Mexico Government International Bond, 4.125%, 1/21/2026(e)	1,074,570
625,000	Petroleos Mexicanos, 5.625%, 1/23/2046(e)	581,250
135,000(†††)	Petroleos Mexicanos, 7.470%, 11/12/2026, (MXN)(e)	671,768
100,000	Sigma Alimentos S.A. de CV, 2.625%, 2/07/2024, 144A, (EUR)	125,271

		20,171,398

	Netherlands — 0.2%
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.625%, 7/01/2022	160,775
870,000	Cooperatieve Rabobank UA, 4.375%, 8/04/2025(e)	917,276
675,000	ING Bank NV, 1.650%, 8/15/2019, 144A(e)	669,469
580,000	Ziggo Bond Finance BV, 6.000%, 1/15/2027, 144A	600,300
525,000	Ziggo Secured Finance BV, 5.500%, 1/15/2027, 144A	537,962

		2,885,782

	New Zealand — 0.4%
2,340,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)(e)	1,763,883
2,939,846	New Zealand Government CPI Linked Bond, 2.000%, 9/20/2025, (NZD)(e)	2,152,318
2,956,080	New Zealand Government CPI Linked Bond, 3.000%, 9/20/2030, (NZD)(e)	2,382,033

		6,298,234

	Norway — 0.2%
550,000	Kommunalbanken AS, 1.750%, 9/15/2020, 144A(e)	548,598
3,815,000	Norway Government Bond, 2.000%, 5/24/2023, 144A, (NOK)(e)	500,471
13,760,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)(e)	1,838,064

		2,887,133

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Panama — 0.0%
$680,000	Banco Latinoamericano de Comercio Exterior S.A., 3.250%, 5/07/2020, 144A(e)	$697,082

	Paraguay — 0.1%
800,000	Republic of Paraguay, 5.000%, 4/15/2026, 144A	854,000
572,000	Telefonica Celular del Paraguay S.A., 6.750%, 12/13/2022	594,777

		1,448,777

	Peru — 0.2%
580,000	Southern Copper Corp., 3.875%, 4/23/2025(e)	599,068
1,050,000	Transportadora de Gas del Peru S.A., 4.250%, 4/30/2028, 144A(e)	1,086,750
1,050,000	Union Andina de Cementos SAA, 5.875%, 10/30/2021, 144A	1,106,700

		2,792,518

	Portugal — 0.0%
400,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	414,848
225,000	EDP Finance BV, EMTN, 2.000%, 4/22/2025, (EUR)	278,517

		693,365

	Romania — 0.0%
410,000	Romanian Government International Bond, 2.875%, 5/26/2028, 144A, (EUR)	504,011

	Russia — 0.1%
80,525,000	Russian Federal Bond - OFZ, Series 6207, 8.150%, 2/03/2027, (RUB)	1,465,454
63,000,000	Russian Federal Bond - OFZ, Series 6208, 7.500%, 2/27/2019, (RUB)	1,095,342

		2,560,796

	Singapore — 0.0%
495,000	BOC Aviation Ltd., 3.000%, 3/30/2020(e)	499,784

	South Africa — 0.2%
930,000	MTN (Mauritius) Investments Ltd., 4.755%, 11/11/2024, 144A	923,955
800,000	Myriad International Holdings BV, 4.850%, 7/06/2027, 144A	826,392
500,000	Myriad International Holdings BV, 6.000%, 7/18/2020, 144A	539,480
35,480,000	South Africa Government International Bond, Series R213, 7.000%, 2/28/2031, (ZAR)(e)	2,183,102

		4,472,929

	Spain — 0.4%
725,000	Spain Government International Bond, 0.750%, 7/30/2021, (EUR)(e)	879,530
430,000	Spain Government International Bond, 1.600%, 4/30/2025, 144A, (EUR)(e)	528,682
1,335,000	Spain Government International Bond, 4.300%, 10/31/2019, 144A, (EUR)(e)	1,727,408
2,565,000	Spain Government International Bond, 4.400%, 10/31/2023, 144A, (EUR)(e)	3,705,803

		6,841,423

	Supranationals — 0.2%
1,115,000	Corporacion Andina de Fomento, 4.375%, 6/15/2022(e)	1,204,824
1,140,000	International Bank for Reconstruction & Development, 2.500%, 3/12/2020, (AUD)(e)	899,501
70,000,000	International Finance Corp., 7.800%, 6/03/2019, (INR)(e)	1,105,844

		3,210,169

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Sweden — 0.1%
2,450,000	Sweden Government Bond, 5.000%, 12/01/2020, (SEK)(e)	$351,584
9,430,000	Sweden Government Bond, Series 1057, 1.500%, 11/13/2023, 144A, (SEK)(e)	1,244,226

		1,595,810

	Switzerland — 0.1%
1,075,000	Glencore Finance Canada Ltd., 5.550%, 10/25/2042, 144A(e)	1,189,050
200,000	LafargeHolcim Finance U.S. LLC, 3.500%, 9/22/2026, 144A	198,206

		1,387,256

	Thailand — 0.3%
1,010,000	Siam Commercial Bank PCL, 3.500%, 4/07/2019, 144A(e)	1,026,830
950,000	Thai Oil PCL, 3.625%, 1/23/2023, 144A(e)	974,480
85,000,000	Thailand Government Bond, 2.125%, 12/17/2026, (THB)	2,507,841

		4,509,151

	Trinidad — 0.0%
415,000	Trinidad Generation UnLtd., 5.250%, 11/04/2027, 144A	420,810

	Turkey — 0.2%
800,000	Arcelik AS, 5.000%, 4/03/2023, 144A	823,307
765,000	TC Ziraat Bankasi, 5.125%, 9/29/2023, 144A	769,544
735,000	TC Ziraat Bankasi AS, 4.250%, 7/03/2019	740,145
4,125,000	Turkey Government Bond, 11.000%, 3/02/2022, (TRY)	1,164,695

		3,497,691

	United Arab Emirates — 0.1%
850,000	DP World Ltd., 3.250%, 5/18/2020, 144A(e)	863,600
200,000	DP World Ltd., EMTN, 3.250%, 5/18/2020	203,200
400,000	JAFZ Sukuk 2019 Ltd., 7.000%, 6/19/2019	430,800

		1,497,600

	United Kingdom — 0.5%
95,000	Avon Products, Inc., 8.950%, 3/15/2043	79,800
585,000	BP Capital Markets PLC, 3.216%, 11/28/2023(e)	599,277
545,000	FCE Bank PLC, EMTN, 0.869%, 9/13/2021, (EUR)	650,142
300,000	HSBC Holdings PLC, 4.375%, 11/23/2026(e)	312,742
565,000	HSBC Holdings PLC, (fixed rate to 6/01/2021, variable rate thereafter), 6.875% (g)	615,144
295,000	HSBC Holdings PLC, EMTN, 5.750%, 12/20/2027, (GBP)(e)	481,658
150,000	Imperial Brands Finance PLC, EMTN, 6.250%, 12/04/2018, (GBP)	212,688
400,000	Lloyds Banking Group PLC, 4.500%, 11/04/2024(e)	419,080
1,020,000	Lloyds Banking Group PLC, (fixed rate to 6/27/2024, variable rate thereafter), 7.500%(g)	1,143,675
400,000	Old Mutual PLC, EMTN, 8.000%, 6/03/2021, (GBP)	615,092
1,130,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023(e)	1,249,689
950,000	Royal Bank of Scotland Group PLC, (fixed rate to 8/10/2020, variable rate thereafter), 7.500%(g)	997,614
350,000	Santander UK Group Holdings PLC, 4.750%, 9/15/2025, 144A(e)	365,610
250,000	Standard Chartered PLC, EMTN, (fixed rate to 10/21/2020, variable rate thereafter), 4.000%, 10/21/2025, (EUR)(e)	322,111

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United Kingdom — continued
130,000	Virgin Media Finance PLC, 4.500%, 1/15/2025, 144A, (EUR)	$160,561
115,000	Virgin Media Secured Finance PLC, 4.875%, 1/15/2027, (GBP)	158,581

		8,383,464

	United States — 16.0%
15,000	21st Century Fox America, Inc., 6.400%, 12/15/2035	19,041
9,890,000	AbbVie, Inc., 2.500%, 5/14/2020	10,008,505
1,745,000	AES Corp. (The), 4.875%, 5/15/2023	1,797,350
8,000,000	Ally Financial, Inc., 4.125%, 2/13/2022	8,264,800
745,000	Ally Financial, Inc., 5.125%, 9/30/2024	806,835
129,000	Ally Financial, Inc., 8.000%, 12/31/2018	137,869
1,728,000	Ally Financial, Inc., 8.000%, 11/01/2031	2,228,947
2,395,463	American Airlines Pass Through Certificates, Series 2016-1, Class B, 5.250%, 7/15/2025	2,551,672
555,000	American Airlines Pass Through Certificates, Series 2017-1B, Class B, 4.950%, 8/15/2026	580,641
160,208	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027	167,035
6,190,000	Anadarko Petroleum Corp., 3.450%, 7/15/2024	6,143,023
300,000	Anadarko Petroleum Corp., 4.500%, 7/15/2044	285,520
400,000	Antero Resources Corp., 5.125%, 12/01/2022	409,000
175,000	Antero Resources Corp., 5.375%, 11/01/2021	179,594
3,060,000	Antero Resources Corp., 5.625%, 6/01/2023	3,190,050
1,510,000	AT&T, Inc., 3.400%, 5/15/2025	1,489,465
3,960,000	AT&T, Inc., 4.125%, 2/17/2026	4,063,305
370,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	375,254
925,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	1,045,554
200,000	Bank of America Corp., 5.490%, 3/15/2019	208,980
2,700,000	Bank of America Corp., 6.110%, 1/29/2037	3,375,915
115,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	120,311
50,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	52,000
71,000	California Resources Corp., 5.500%, 9/15/2021	37,808
10,000	California Resources Corp., 6.000%, 11/15/2024	4,550
1,870,000	California Resources Corp., 8.000%, 12/15/2022, 144A	1,215,500
450,000	CB Escrow Corp., 8.000%, 10/15/2025, 144A	452,250
60,000	CenturyLink, Inc., 5.625%, 4/01/2025	57,450
880,000	CenturyLink, Inc., 6.450%, 6/15/2021	915,666
570,000	CenturyLink, Inc., 7.650%, 3/15/2042	497,325
55,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	53,140
605,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	535,425
65,000	Chemours Co. (The), 6.625%, 5/15/2023	69,144
3,210,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	2,985,300
315,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	290,587
495,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	498,712
190,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	195,700
95,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	97,850
4,274,000	Chesapeake Energy Corp., 8.000%, 12/15/2022, 144A	4,605,235
4,700,000	Chesapeake Energy Corp., 8.000%, 6/15/2027, 144A	4,653,000

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$780,000	Chevron Corp., 2.419%, 11/17/2020(e)	$791,399
1,635,000	Cimarex Energy Co., 4.375%, 6/01/2024	1,729,630
525,000	Cincinnati Bell, Inc., 7.000%, 7/15/2024, 144A	514,500
500,000	Citizens Financial Group, Inc., 4.300%, 12/03/2025	523,397
2,913,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	2,876,587
155,000	Cleaver-Brooks, Inc., 8.750%, 12/15/2019, 144A	158,875
435,000	Consolidated Communications, Inc., 6.500%, 10/01/2022	418,144
265,000	Constellation Brands, Inc., 4.750%, 11/15/2024	290,491
30,175	Continental Airlines Pass Through Certificates, Series 1999-1, Class B, 6.795%, 2/02/2020	31,081
1,005,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	1,026,356
485,000	Continental Resources, Inc., 3.800%, 6/01/2024	468,025
640,000	Continental Resources, Inc., 4.500%, 4/15/2023	641,600
115,000	Continental Resources, Inc., 5.000%, 9/15/2022	116,869
375,000	Cox Communications, Inc., 4.800%, 2/01/2035, 144A	371,310
155,000	Cummins, Inc., 5.650%, 3/01/2098	174,538
475,000	Dell International LLC/EMC Corp., 6.020%, 6/15/2026, 144A	527,511
260,000	Delphi Automotive PLC, 1.600%, 9/15/2028, (EUR)	296,279
134,672	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	153,526
1,200,000	Devon Energy Corp., 3.250%, 5/15/2022	1,214,197
42,000	Dillard’s, Inc., 6.625%, 1/15/2018	42,473
50,000	Dillard’s, Inc., 7.000%, 12/01/2028	55,186
8,000	Dillard’s, Inc., 7.750%, 7/15/2026	9,272
300,000	Discovery Communications LLC, 1.900%, 3/19/2027, (EUR)	345,120
395,000	DISH DBS Corp., 5.000%, 3/15/2023	403,641
1,495,000	DISH DBS Corp., 5.875%, 11/15/2024	1,566,947
100,000	DPL, Inc., 6.750%, 10/01/2019	104,500
310,000	DR Horton, Inc., 4.375%, 9/15/2022	330,694
315,000	Dynegy, Inc., 8.125%, 1/30/2026, 144A	324,450
575,000	Enbridge Energy Partners LP, 7.375%, 10/15/2045	740,721
1,075,000	Energy Transfer LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	1,161,107
230,000	Energy Transfer LP/Regency Energy Finance Corp., 5.500%, 4/15/2023	236,670
600,000	EnLink Midstream Partners LP, 4.150%, 6/01/2025	604,842
410,000	FedEx Corp., 1.000%, 1/11/2023, (EUR)	492,715
140,000	Foot Locker, Inc., 8.500%, 1/15/2022	163,450
40,000	Ford Motor Co., 4.346%, 12/08/2026	41,583
685,000	Ford Motor Co., 5.291%, 12/08/2046	714,732
25,000	Ford Motor Co., 6.375%, 2/01/2029	29,276
50,000	Ford Motor Co., 6.625%, 2/15/2028	59,289
2,105,000	Ford Motor Co., 6.625%, 10/01/2028	2,511,590
5,000	Ford Motor Co., 7.500%, 8/01/2026	6,141
5,000,000	Ford Motor Credit Co. LLC, 2.459%, 3/27/2020	5,003,939
1,600,000	Ford Motor Credit Co. LLC, 3.588%, 6/02/2020, (AUD)(e)	1,266,310
1,000,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	1,019,889
905,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A(d)(f)	1,033,966

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$2,370,000	Freeport-McMoRan, Inc., 3.875%, 3/15/2023	$2,334,450
210,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	200,550
2,475,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	2,312,578
865,000	Frontier Communications Corp., 6.875%, 1/15/2025	646,587
560,000	Frontier Communications Corp., 11.000%, 9/15/2025	474,600
155,000	FTS International, Inc., 6.250%, 5/01/2022	142,070
275,000	Gates Global LLC/Gates Global Co., 6.000%, 7/15/2022, 144A	282,562
50,000	General Electric Co., GMTN, 3.100%, 1/09/2023	52,152
740,000	General Electric Co., Series D, (fixed rate to 1/21/2021, variable rate thereafter), 5.000% (e)(g)	782,698
310,000	General Motors Co., 5.200%, 4/01/2045	312,071
5,000,000	General Motors Financial Co., Inc., 2.400%, 4/10/2018	5,015,929
240,000	General Motors Financial Co., Inc., 3.450%, 4/10/2022	243,943
925,000	General Motors Financial Co., Inc., 5.250%, 3/01/2026	1,004,140
3,435,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	4,510,812
105,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	133,427
180,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	250,070
315,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	484,693
800,000	Goldman Sachs Group, Inc. (The), 3.375%, 2/01/2018, (CAD)(e)	644,770
2,295,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	3,027,774
165,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	184,388
22,966	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.780%, 8/10/2045(n)	23,456
1,000,000	HCA Healthcare, Inc., 6.250%, 2/15/2021	1,082,500
20,000	HCA, Inc., 4.750%, 5/01/2023	21,100
225,000	HCA, Inc., 7.050%, 12/01/2027	253,688
820,000	HCA, Inc., 7.500%, 11/06/2033	930,700
395,000	HCA, Inc., 8.360%, 4/15/2024	474,000
195,000	HCA, Inc., MTN, 7.580%, 9/15/2025	225,225
75,000	HCA, Inc., MTN, 7.750%, 7/15/2036	85,313
855,000	Hecla Mining Co., 6.875%, 5/01/2021	887,105
490,000	Hewlett Packard Enterprise Co., 6.350%, 10/15/2045	519,347
310,000	Hexion, Inc., 7.875%, 2/15/2023(b)(c)(d)	158,100
485,000	Huntington Ingalls Industries, Inc., 5.000%, 11/15/2025, 144A	523,800
1,585,000	Hyundai Capital America, 2.750%, 9/27/2026, 144A(e)	1,452,462
450,000	International Lease Finance Corp., 4.625%, 4/15/2021	478,131
640,000	International Lease Finance Corp., 5.875%, 8/15/2022	716,625
1,250,000	International Lease Finance Corp., 6.250%, 5/15/2019	1,328,607
745,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	767,350
145,000	iStar, Inc., 4.875%, 7/01/2018	146,827
3,460,000	iStar, Inc., 5.000%, 7/01/2019	3,505,412
200,000	iStar, Inc., 7.125%, 2/15/2018	203,760
48,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	33,960
5,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	3,438
1,070,000	Jefferies Group LLC, 6.250%, 1/15/2036	1,187,415
15,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021(d)(f)	13,482
1,665,000	KB Home, 8.000%, 3/15/2020	1,872,759

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$45,000	Kindred Healthcare, Inc., 8.750%, 1/15/2023	$41,958
2,805,000	Kraton Polymers LLC/Kraton Polymers Capital Corp., 10.500%, 4/15/2023, 144A	3,204,712
140,000	Level 3 Communications, Inc., 5.750%, 12/01/2022	143,850
330,000	Level 3 Financing, Inc., 5.125%, 5/01/2023	335,569
760,000	Level 3 Financing, Inc., 5.375%, 5/01/2025	781,375
20,000	Macy’s Retail Holdings, Inc., 4.500%, 12/15/2034	17,211
44,000	Masco Corp., 6.500%, 8/15/2032	52,470
403,000	Masco Corp., 7.750%, 8/01/2029	530,668
410,000	Micron Technology, Inc., 5.250%, 8/01/2023, 144A	427,630
254,000	Micron Technology, Inc., 5.500%, 2/01/2025	270,828
1,430,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	1,447,875
825,000	Morgan Stanley, 2.125%, 4/25/2018	827,343
220,000	Morgan Stanley, 2.500%, 1/24/2019	221,838
450,000	Morgan Stanley, 3.950%, 4/23/2027	457,776
725,000	Morgan Stanley, 5.750%, 1/25/2021	800,520
3,150,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	3,293,731
600,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	719,186
25,000	MPLX LP, 4.500%, 7/15/2023	26,597
95,000	MPLX LP, 4.875%, 6/01/2025	101,812
3,000,000	Navient Corp., 5.000%, 10/26/2020	3,086,250
95,000	Navient Corp., 5.875%, 10/25/2024	96,425
1,600(††††)	Navient Corp., 6.000%, 12/15/2043	38,351
715,000	Navient Corp., MTN, 6.125%, 3/25/2024	737,165
915,000	Navient LLC, 5.500%, 1/25/2023	926,437
60,000	Navient LLC, MTN, 5.500%, 1/15/2019	62,003
415,000	Navient LLC, MTN, 7.250%, 1/25/2022	453,906
2,560,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033(d)(f)	2,210,048
310,000	Navient LLC, Series A, MTN, 8.450%, 6/15/2018	323,020
4,557,000	New Albertson’s, Inc., 7.450%, 8/01/2029	3,531,675
525,000	New Albertson’s, Inc., 7.750%, 6/15/2026	431,035
5,610,000	New Albertson’s, Inc., 8.000%, 5/01/2031	4,487,607
2,150,000	New Albertson’s, Inc., 8.700%, 5/01/2030	1,773,750
1,265,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	974,050
365,000	Newell Brands, Inc., 4.000%, 12/01/2024	381,255
65,000	Newfield Exploration Co., 5.625%, 7/01/2024	69,713
875,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	813,750
55,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	55,000
390,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	388,050
20,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	24,900
540,000	Nissan Motor Acceptance Corp., 2.000%, 3/08/2019, 144A(e)	540,470
1,019,000	Noble Energy, Inc., 5.625%, 5/01/2021	1,049,407
120,000	Oasis Petroleum, Inc., 6.875%, 1/15/2023	121,800
2,275,000	Oceaneering International, Inc., 4.650%, 11/15/2024	2,259,848
420,000	Old Republic International Corp., 4.875%, 10/01/2024	451,376
3,693,000	ONEOK Partners LP, 4.900%, 3/15/2025	3,949,537

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$25,000	ONEOK Partners LP, 6.200%, 9/15/2043	$28,491
55,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.250%, 2/15/2022	56,856
140,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875%, 3/15/2025	146,650
310,000	Owens Corning, 7.000%, 12/01/2036	401,006
2,965,000	Owens-Brockway Glass Container, Inc., 5.375%, 1/15/2025, 144A	3,183,669
540,000	PulteGroup, Inc., 6.000%, 2/15/2035	562,950
785,000	PulteGroup, Inc., 6.375%, 5/15/2033	851,725
220,000	PulteGroup, Inc., 7.875%, 6/15/2032	269,566
285,000	QEP Resources, Inc., 5.250%, 5/01/2023	277,162
210,000	QEP Resources, Inc., 5.375%, 10/01/2022	206,325
255,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	267,750
1,335,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,401,750
650,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	621,127
400,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	416,412
60,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	55,725
476,000	Qwest Corp., 6.875%, 9/15/2033	465,817
115,000	Qwest Corp., 7.250%, 9/15/2025	127,248
37,000	R.R. Donnelley & Sons Co., 7.000%, 2/15/2022	38,110
230,000	Range Resources Corp., 4.875%, 5/15/2025	226,550
850,000	Range Resources Corp., 5.000%, 8/15/2022, 144A	848,937
220,000	Range Resources Corp., 5.000%, 3/15/2023, 144A	218,350
970,000	Santander Holdings USA, Inc., 2.650%, 4/17/2020(e)	974,442
25,000	Sealed Air Corp., 4.875%, 12/01/2022, 144A	26,594
640,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	704,000
420,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	458,850
760,000	Shearer’s Foods LLC/Chip Finance Corp., 9.000%, 11/01/2019, 144A	779,950
140,000	Silgan Holdings, Inc., 3.250%, 3/15/2025, 144A, (EUR)	169,810
2,495,000	Springleaf Finance Corp., 5.250%, 12/15/2019	2,597,295
330,000	Springleaf Finance Corp., 7.750%, 10/01/2021	372,801
130,000	Springleaf Finance Corp., 8.250%, 10/01/2023	147,550
2,349,000	Sprint Capital Corp., 6.875%, 11/15/2028	2,630,880
2,240,000	Sprint Capital Corp., 8.750%, 3/15/2032	2,864,400
1,720,000	Sprint Communications, Inc., 6.000%, 11/15/2022	1,841,294
120,000	Sprint Corp., 7.125%, 6/15/2024	135,000
2,840,000	Sprint Corp., 7.875%, 9/15/2023	3,294,400
2,910,000	SUPERVALU, Inc., 6.750%, 6/01/2021	2,757,225
1,365,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.750%, 3/15/2024	1,481,025
510,000	Tenet Healthcare Corp., 5.125%, 5/01/2025, 144A	502,987
100,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	96,000
1,360,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,190,000
820,000	Textron, Inc., 5.950%, 9/21/2021	914,302
90,000	Time Warner Cable LLC, 4.500%, 9/15/2042	85,297
85,000	Time Warner Cable LLC, 5.500%, 9/01/2041	88,258
1,680,000	Transcontinental Gas Pipe Line Co. LLC, 7.850%, 2/01/2026	2,170,136

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$171,000	TransDigm, Inc., 6.500%, 7/15/2024	$176,558
185,000	TransDigm, Inc., 6.500%, 5/15/2025	190,550
6,665,000	TRI Pointe Group, Inc., 4.875%, 7/01/2021	6,964,925
90,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.375%, 6/15/2019	91,913
5,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	5,350
895,000	TRU Taj LLC/TRU Taj Finance, Inc., 11.000%, 1/22/2019, 144A(b)	917,375
870,000	TRU Taj LLC/TRU Taj Finance, Inc., 12.000%, 8/15/2021, 144A	829,219
1,192,774	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2022(e)(i)	1,192,693
5,975,000	U.S. Treasury Note, 0.750%, 1/31/2018	5,966,751
21,960,000	U.S. Treasury Note,0.750%, 9/30/2018	21,827,039
7,160,000	U.S. Treasury Note,0.875%, 6/15/2019(e)	7,090,917
5,130,000	U.S. Treasury Note,1.375%, 5/31/2020	5,102,546
3,460,000	U.S. Treasury Note,1.750%, 11/30/2021(e)	3,448,241
630,000	United Continental Holdings, Inc.,6.375%, 6/01/2018	645,435
2,940,000	United Rentals North America, Inc.,5.500%, 7/15/2025	3,149,475
2,635,000	United Rentals North America, Inc.,5.750%, 11/15/2024	2,796,394
50,000	United Rentals North America, Inc.,7.625%, 4/15/2022	52,040
1,940,000	United States Steel Corp.,6.650%, 6/01/2037	1,862,400
690,000	United States Steel Corp.,7.375%, 4/01/2020	752,100
105,078	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	118,739
53,765	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	58,335
391,280	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	418,670
25,000	Viacom, Inc.,4.375%, 3/15/2043	21,537
176,000	Viacom, Inc.,4.850%, 12/15/2034	165,856
395,000	Viacom, Inc.,5.250%, 4/01/2044	378,298
145,000	Viacom, Inc.,5.850%, 9/01/2043	149,013
1,380,000	Western Digital Corp.,7.375%, 4/01/2023, 144A	1,511,790
60,000	Weyerhaeuser Co.,6.950%, 10/01/2027	74,985
315,000	Weyerhaeuser Co.,7.375%, 3/15/2032	436,982
1,060,000	Whiting Petroleum Corp.,5.000%, 3/15/2019	1,060,318
590,000	Whiting Petroleum Corp.,5.750%, 3/15/2021	579,675
130,000	Whiting Petroleum Corp.,6.250%, 4/01/2023	127,791
55,000	Windstream Services LLC,7.500%, 6/01/2022	39,566
1,955,000	Windstream Services LLC,7.500%, 4/01/2023	1,392,937
1,105,000	Windstream Services LLC,7.750%, 10/01/2021	817,700

		285,501,514

	Uruguay — 0.0%
17,410,000	Republic of Uruguay,9.875%, 6/20/2022, 144A, (UYU)	648,519

	Total Non-Convertible Bonds (Identified Cost $467,716,503)	493,429,435

Convertible Bonds — 0.7%
	United States — 0.7%
105,000	CalAmp Corp., 1.625%, 5/15/2020	111,956
190,000	CalAtlantic Group, Inc., 0.250%, 6/01/2019	181,925

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$60,000	Chesapeake Energy Corp., 5.500%, 9/15/2026, 144A	$55,050
2,290,000	DISH Network Corp., 3.375%, 8/15/2026	2,561,938
530,000	Hologic, Inc., (accretes to principal after 3/01/2018), 2.000%, 3/01/2042(j)	645,275
275,000	Iconix Brand Group, Inc., 1.500%, 3/15/2018	272,250
1,000,000	KB Home, 1.375%, 2/01/2019	1,049,375
1,690,000	Nuance Communications, Inc., 1.000%, 12/15/2035	1,585,068
2,095,000	Old Republic International Corp., 3.750%, 3/15/2018	2,678,981
1,450,000	Priceline Group, Inc. (The), 0.900%, 9/15/2021	1,663,875
1,660,000	Rovi Corp., 0.500%, 3/01/2020	1,679,821
40,000	RPM International, Inc., 2.250%, 12/15/2020	46,100
90,000	Trinity Industries, Inc., 3.875%, 6/01/2036	120,656

	Total Convertible Bonds (Identified Cost $11,069,269)	12,652,270

Municipals — 0.0%
	United States — 0.0%
155,000	State of Illinois, 5.100%, 6/01/2033	156,751
130,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	118,923

	Total Municipals (Identified Cost $252,751)	275,674

	Total Bonds and Notes (Identified Cost $479,038,523)	506,357,379

Senior Loans — 0.0%
	United States — 0.0%
120,000	PowerTeam Services LLC, 2nd Lien Term Loan, 3-month LIBOR + 7.250%, 8.583%, 11/06/2020(h)	119,250

	Total Senior Loans (Identified Cost $119,490)	119,250

Shares
Preferred Stocks — 0.1%
Convertible Preferred Stocks — 0.1%
	United States — 0.1%
460	Chesapeake Energy Corp., 5.000%	26,623
40	Chesapeake Energy Corp., 5.750%	22,875
736	Chesapeake Energy Corp., 5.750%	448,960
84	Chesapeake Energy Corp., Series A, 5.750% 144A	48,037
10,373	El Paso Energy Capital Trust I, 4.750%	508,277

	Total Convertible Preferred Stocks (Identified Cost $953,299)	1,054,772

Non-Convertible Preferred Stock — 0.0%
	United States — 0.0%
2,585	Arconic, Inc., 5.375% (Identified Cost $125,174)	100,556

	Total Preferred Stocks (Identified Cost $1,078,473)	1,155,328

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 5.7%
$2,190,000	Federal National Mortgage Association Discount Notes, 1.040%, 10/30/2017(k)	$2,188,314
6,000,000	Federal National Mortgage Association Discount Notes, 1.040%, 11/08/2017(k)	5,993,832
69,519,314	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $69,521,284 on 10/02/2017 collateralized by $56,320,000 Federal Home Loan Mortgage Corp., 1.625% due 10/25/2019 valued at $56,726,180; $14,175,000 U.S. Treasury Note, 1.250% due 10/31/2019 valued at $14,187,247 including accrued interest (Note 2 of Notes to Financial Statements)	69,519,314
11,590,000	U.S. Treasury Bills, 0.995%, 10/05/2017(k)	11,589,299
2,810,000	U.S. Treasury Bills, 1.020%, 10/12/2017(k)	2,809,278
8,985,000	U.S. Treasury Bills, 1.041%-1.066%, 02/01/2018(k)(l)	8,952,572

	Total Short-Term Investments (Identified Cost $101,052,039)	101,052,609

	Total Investments — 101.5% (Identified Cost $1,459,396,593)	1,812,425,795
	Other assets less liabilities — (1.5)%	(26,560,477)

	Net Assets — 100.0%	$1,785,865,318

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(††††)	Amount shown represents units. One unit represents a principal amount of 25.
(a)	Non-income producing security.
(b)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(c)	Fair valued by the Fund’s adviser. At September 30, 2017, the value of these securities amounted to $161,986 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Illiquid security. (Unaudited)
(e)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(f)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2017, the value of these securities amounted to $3,570,032 or 0.2% of net assets. See Note 2 of Notes to Financial Statements.
(g)	Perpetual bond with no specified maturity date.
(h)	Variable rate security. Rate as of September 30, 2017 is disclosed.
(i)	Treasury Inflation Protected Security (TIPS).
(j)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(k)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(l)	The Fund’s investment in U.S. Treasury Bills is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Equity and Income Fund – (continued)

(m)	Security subject to restrictions on resale. This security was acquired on August 12, 2016 at a cost of $3,266. At September 30, 2017, the value of this security amounted to $3,886 or less than 0.1% of net assets.
(n)	Variable rate security. The interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of September 30, 2017 is disclosed.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the value of Rule 144A holdings amounted to $111,052,808 or 6.2% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
CPI	Consumer Price Index
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
RUB	New Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Equity and Income Fund – (continued)

At September 30, 2017, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	12/20/2017	BRL	S	20,235,000	$6,480,177	$6,322,779	$157,398
Credit Suisse International	12/20/2017	AUD	S	3,428,000	2,751,974	2,686,492	65,482
Credit Suisse International	12/20/2017	CAD	S	21,060,000	17,369,044	16,886,819	482,225
Credit Suisse International	12/20/2017	GBP	B	3,580,000	4,739,637	4,808,702	69,065
Credit Suisse International	12/20/2017	GBP	S	400,000	539,024	537,285	1,739
Credit Suisse International	12/20/2017	IDR	S	39,600,000,000	2,950,160	2,920,088	30,072
Credit Suisse International	12/20/2017	JPY	B	4,016,500,000	37,047,627	35,830,188	(1,217,439)
Credit Suisse International	12/20/2017	NZD	S	8,162,000	5,907,247	5,886,495	20,752
Morgan Stanley & Co.	12/20/2017	EUR	B	31,800,000	37,975,401	37,747,974	(227,427)
UBS AG	12/20/2017	MXN	S	189,000,000	10,519,107	10,251,050	268,057
UBS AG	12/20/2017	NOK	S	4,200,000	540,721	528,275	12,446
UBS AG	12/20/2017	ZAR	S	29,520,000	2,256,277	2,153,480	102,797
UBS AG	12/20/2017	SEK	B	3,100,000	382,403	382,355	(48)
UBS AG	12/21/2017	SEK	B	7,350,000	906,721	906,620	(101)
UBS AG	12/20/2017	SEK	S	3,100,000	392,333	382,355	9,978

Total							$(225,004)

At September 30, 2017, the Fund had the following open forward cross currency contracts:

Counterparty	Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Notional Value	Unrealized Appreciation (Depreciation)
Credit Suisse International	12/20/2017	NOK	14,180,000	EUR	1,521,654	$1,806,268	$22,711

See accompanying notes to financial statements.

|  43

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Equity and Income Fund – (continued)

Industry Summary at September 30, 2017

Internet Software & Services	10.8%
Treasuries	7.2
Capital Markets	6.8
Insurance	4.8
Chemicals	4.7
Aerospace & Defense	4.2
Banks	3.7
IT Services	3.7
Food Products	3.7
Internet & Direct Marketing Retail	3.2
Banking	3.2
Industrial Conglomerates	3.0
Hotels, Restaurants & Leisure	2.7
Health Care Providers & Services	2.1
Building Products	2.0
Independent Energy	2.0
Other Investments, less than 2% each	28.0
Short-Term Investments	5.7

Total Investments	101.5
Other assets less liabilities (including forward foreign currency contracts)	(1.5)

Net Assets	100.0%

Currency Exposure Summary at September 30, 2017

United States Dollar	76.4%
Swiss Franc	4.3
British Pound	4.0
Euro	4.0
Swedish Krona	2.8
Canadian Dollar	2.6
Hong Kong Dollar	2.5
Other, less than 2% each	4.9

Total Investments	101.5
Other assets less liabilities (including forward foreign currency contracts)	(1.5)

Net Assets	100.0%

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Growth Fund

Shares	Description	Value (†)
Common Stocks — 97.2% of Net Assets
	Air Freight & Logistics — 5.3%
3,435,911	Expeditors International of Washington, Inc.	$205,673,633
1,466,681	United Parcel Service, Inc., Class B	176,133,721

		381,807,354

	Beverages — 6.8%
4,562,039	Coca-Cola Co. (The)	205,337,375
5,107,482	Monster Beverage Corp.(a)	282,188,381

		487,525,756

	Biotechnology — 4.7%
788,507	Amgen, Inc.	147,017,130
432,525	Regeneron Pharmaceuticals, Inc.(a)	193,390,578

		340,407,708

	Capital Markets — 4.7%
684,541	FactSet Research Systems, Inc.	123,292,680
3,563,534	SEI Investments Co.	217,589,386

		340,882,066

	Communications Equipment — 4.5%
9,660,607	Cisco Systems, Inc.	324,886,213

	Consumer Finance — 1.5%
1,173,658	American Express Co.	106,169,103

	Energy Equipment & Services — 3.0%
3,075,803	Schlumberger Ltd.	214,568,017

	Food Products — 3.3%
15,183,151	Danone S.A., Sponsored ADR	239,134,628

	Health Care Equipment & Supplies — 2.2%
1,555,038	Varian Medical Systems, Inc.(a)	155,597,102

	Health Care Technology — 2.4%
2,450,299	Cerner Corp.(a)	174,755,325

	Hotels, Restaurants & Leisure — 3.1%
2,511,475	Yum China Holdings, Inc.(a)	100,383,656
1,675,693	Yum! Brands, Inc.	123,347,761

		223,731,417

	Household Products — 2.9%
2,289,457	Procter & Gamble Co. (The)	208,294,798

	Internet & Direct Marketing Retail — 5.9%
443,465	Amazon.com, Inc.(a)	426,325,078

	Internet Software & Services — 17.8%
2,651,723	Alibaba Group Holding Ltd., Sponsored ADR(a)	457,979,079
194,559	Alphabet, Inc., Class A(a)	189,445,989
194,290	Alphabet, Inc., Class C(a)	186,345,482
2,648,309	Facebook, Inc., Class A(a)	452,516,559

		1,286,287,109

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Growth Fund – (continued)

Shares	Description	Value (†)
	IT Services — 6.0%
576,292	Automatic Data Processing, Inc.	$63,000,241
3,514,774	Visa, Inc., Class A	369,894,816

		432,895,057

	Machinery — 2.6%
1,476,881	Deere & Co.	185,481,485

	Pharmaceuticals — 6.5%
1,351,062	Merck & Co., Inc.	86,508,500
1,675,756	Novartis AG, Sponsored ADR	143,863,652
4,954,639	Novo Nordisk AS, Sponsored ADR	238,565,868

		468,938,020

	Semiconductors & Semiconductor Equipment — 3.3%
392,465	Analog Devices, Inc.	33,818,709
3,872,996	QUALCOMM, Inc.	200,776,113

		234,594,822

	Software — 10.7%
2,450,235	Autodesk, Inc.(a)	275,063,381
2,615,070	Microsoft Corp.	194,796,564
6,312,290	Oracle Corp.	305,199,222

		775,059,167

	Total Common Stocks (Identified Cost $5,521,817,481)	7,007,340,225

Principal Amount
Short-Term Investments — 1.9%
$138,504,239	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $138,508,163 on 10/02/2017 collateralized by $141,190,000 Federal Home Loan Mortgage Corp., 1.250% due 10/02/2019 valued at $141,276,126 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $138,504,239)	138,504,239

	Total Investments — 99.1% (Identified Cost $5,660,321,720)	7,145,844,464
	Other assets less liabilities — 0.9%	61,267,430

	Net Assets — 100.0%	$7,207,111,894

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Growth Fund – (continued)

Industry Summary at September 30, 2017

Internet Software & Services	17.8%
Software	10.7
Beverages	6.8
Pharmaceuticals	6.5
IT Services	6.0
Internet & Direct Marketing Retail	5.9
Air Freight & Logistics	5.3
Capital Markets	4.7
Biotechnology	4.7
Communications Equipment	4.5
Food Products	3.3
Semiconductors & Semiconductor Equipment	3.3
Hotels, Restaurants & Leisure	3.1
Energy Equipment & Services	3.0
Household Products	2.9
Machinery	2.6
Health Care Technology	2.4
Health Care Equipment & Supplies	2.2
Consumer Finance	1.5
Short-Term Investments	1.9

Total Investments	99.1
Other assets less liabilities	0.9

Net Assets	100.0%

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Value Fund

Shares	Description	Value (†)
Common Stocks — 98.9% of Net Assets
	Aerospace & Defense — 3.5%
62,517	Northrop Grumman Corp.	$17,987,391
200,538	United Technologies Corp.	23,278,451

		41,265,842

	Automobiles — 0.8%
190,085	Harley-Davidson, Inc.	9,163,998

	Banks — 14.5%
1,322,263	Bank of America Corp.	33,506,144
394,763	Citigroup, Inc.	28,715,061
496,922	Fifth Third Bancorp	13,903,877
399,162	JPMorgan Chase & Co.	38,123,963
175,905	PNC Financial Services Group, Inc. (The)	23,706,717
564,613	Wells Fargo & Co.	31,138,407

		169,094,169

	Beverages — 1.4%
143,404	PepsiCo, Inc.	15,979,508

	Building Products — 1.8%
523,419	Johnson Controls International PLC	21,088,552

	Capital Markets — 2.9%
121,565	Ameriprise Financial, Inc.	18,053,618
167,469	State Street Corp.	15,999,988

		34,053,606

	Chemicals — 1.7%
285,615	DowDuPont, Inc.	19,773,127

	Communications Equipment — 3.4%
588,212	Cisco Systems, Inc.	19,781,570
154,912	Harris Corp.	20,398,812

		40,180,382

	Construction Materials — 1.0%
94,136	Vulcan Materials Co.	11,258,666

	Consumer Finance — 2.3%
148,580	American Express Co.	13,440,547
214,305	Discover Financial Services	13,818,386

		27,258,933

	Containers & Packaging — 1.4%
388,191	Sealed Air Corp.	16,583,520

	Diversified Telecommunication Services — 1.4%
340,579	Verizon Communications, Inc.	16,855,255

	Electric Utilities — 4.1%
342,491	Exelon Corp.	12,901,636
116,572	NextEra Energy, Inc.	17,083,627
255,137	PG&E Corp.	17,372,278

		47,357,541

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Value Fund – (continued)

Shares	Description	Value (†)
	Electrical Equipment — 1.1%
165,761	Eaton Corp. PLC	$12,728,787

	Energy Equipment & Services — 2.2%
323,287	Baker Hughes, a GE Co.	11,838,770
313,875	Halliburton Co.	14,447,666

		26,286,436

	Food & Staples Retailing — 0.8%
120,220	CVS Health Corp.	9,776,290

	Food Products — 1.6%
450,718	Mondelez International, Inc., Class A	18,326,194

	Health Care Equipment & Supplies — 3.7%
403,458	Abbott Laboratories	21,528,519
272,629	Medtronic PLC	21,202,357

		42,730,876

	Health Care Providers & Services — 5.1%
83,476	Aetna, Inc.	13,273,519
46,939	Humana, Inc.	11,435,748
108,908	Laboratory Corp. of America Holdings(a)	16,441,841
92,636	UnitedHealth Group, Inc.	18,142,761

		59,293,869

	Household Durables — 1.1%
291,494	Newell Brands, Inc.	12,438,049

	Industrial Conglomerates — 1.6%
135,176	Honeywell International, Inc.	19,159,846

	Insurance — 6.3%
317,912	American International Group, Inc.	19,516,618
347,048	FNF Group	16,470,898
382,653	MetLife, Inc.	19,878,823
141,179	Travelers Cos., Inc. (The)	17,297,251

		73,163,590

	Internet & Direct Marketing Retail — 1.2%
601,048	Liberty Interactive Corp./QVC Group, Class A(a)	14,166,701

	IT Services — 1.4%
72,733	Alliance Data Systems Corp.	16,113,996

	Machinery — 1.3%
231,797	Pentair PLC	15,752,924

	Media — 2.2%
662,011	Comcast Corp., Class A	25,474,183

	Midstream — 1.1%
209,336	Royal Dutch Shell PLC, Sponsored ADR	12,681,575

	Oil, Gas & Consumable Fuels — 5.6%
337,681	Anadarko Petroleum Corp.	16,495,717
204,834	Chevron Corp.	24,067,995
186,720	Hess Corp.	8,755,301
281,840	Marathon Petroleum Corp.	15,805,587

		65,124,600

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Value Fund – (continued)

Shares	Description	Value (†)
	Pharmaceuticals — 6.5%
73,280	Allergan PLC	$15,018,736
165,709	Bristol-Myers Squibb Co.	10,562,292
121,151	Eli Lilly & Co.	10,363,256
226,104	Merck & Co., Inc.	14,477,439
709,623	Pfizer, Inc.	25,333,541

		75,755,264

	Professional Services — 1.0%
268,695	Nielsen Holdings PLC	11,137,408

	Real Estate Management & Development — 1.1%
330,074	CBRE Group, Inc., Class A(a)	12,503,203

	REITs – Diversified — 1.9%
278,081	Outfront Media, Inc.	7,002,079
449,258	Weyerhaeuser Co.	15,288,250

		22,290,329

	Road & Rail — 1.5%
137,194	Norfolk Southern Corp.	18,142,535

	Semiconductors & Semiconductor Equipment — 1.2%
263,314	QUALCOMM, Inc.	13,650,198

	Software — 4.8%
284,739	Microsoft Corp.	21,210,208
504,112	Oracle Corp.	24,373,815
328,063	Symantec Corp.	10,763,747

		56,347,770

	Specialty Retail — 0.9%
107,592	Advance Auto Parts, Inc.	10,673,126

	Technology Hardware, Storage & Peripherals — 2.0%
90,605	Apple, Inc.	13,964,042
424,336	Diebold Nixdorf, Inc.	9,696,078

		23,660,120

	Tobacco — 1.5%
161,776	Philip Morris International, Inc.	17,958,754

	Total Common Stocks (Identified Cost $859,868,369)	1,155,249,722

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Value Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments – 1.1%
$13,575,209	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $13,575,593 on 10/02/2017 collateralized by $13,840,000 Federal Home Loan Mortgage Corp., 1.250% due 10/02/2019 valued at $13,848,442 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $13,575,209)	$13,575,209

	Total Investments — 100.0% (Identified Cost $873,443,578)	1,168,824,931
	Other assets less liabilities – (0.0)%	(556,342)

	Net Assets — 100.0%	$1,168,268,589

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at September 30, 2017

Banks	14.5%
Pharmaceuticals	6.5
Insurance	6.3
Oil, Gas & Consumable Fuels	5.6
Health Care Providers & Services	5.1
Software	4.8
Electric Utilities	4.1
Health Care Equipment & Supplies	3.7
Aerospace & Defense	3.5
Communications Equipment	3.4
Capital Markets	2.9
Consumer Finance	2.3
Energy Equipment & Services	2.2
Media	2.2
Technology Hardware, Storage & Peripherals	2.0
Other Investments, less than 2% each	29.8
Short-Term Investments	1.1

Total Investments	100.0
Other assets less liabilities	(0.0)

Net Assets	100.0%

See accompanying notes to financial statements.

51  |

Statements of Assets and Liabilities

September 30, 2017

	Global Equity and Income Fund	Growth Fund	Value Fund
ASSETS
Investments at cost	$1,459,396,593	$5,660,321,720	$873,443,578
Net unrealized appreciation	353,029,202	1,485,522,744	295,381,353

Investments at value	1,812,425,795	7,145,844,464	1,168,824,931
Cash	211,000	—	—
Due from brokers (Note 2)	996,404	—	—
Foreign currency at value (identified cost $5,140,171, $0 and $0, respectively)	5,076,021	—	—
Receivable for Fund shares sold	5,248,174	96,421,599	454,626
Receivable for securities sold	5,131,688	—	—
Collateral received for open forward foreign currency contracts (Note 4)	360,000	—	—
Dividends and interest receivable	6,996,700	5,078,086	949,460
Unrealized appreciation on forward foreign currency contracts (Note 2)	1,242,722	—	—
Tax reclaims receivable	551,992	2,056,535	—
Prepaid expenses (Note 8)	1,944	9,864	1,246

TOTAL ASSETS	1,838,242,440	7,249,410,548	1,170,230,263

LIABILITIES
Payable for securities purchased	47,319,598	—	—
Payable for Fund shares redeemed	1,710,037	38,561,819	961,280
Unrealized depreciation on forward foreign currency contracts (Note 2)	1,445,015	—	—
Foreign taxes payable (Note 2)	36,347	—	—
Due to brokers (Note 2)	360,000	—	—
Management fees payable (Note 6)	1,075,660	2,916,555	480,183
Deferred Trustees’ fees (Note 6)	162,425	221,002	363,027
Administrative fees payable (Note 6)	64,124	260,633	43,012
Payable to distributor (Note 6d)	17,238	66,374	9,424
Other accounts payable and accrued expenses	186,678	272,271	104,748

TOTAL LIABILITIES	52,377,122	42,298,654	1,961,674

NET ASSETS	$1,785,865,318	$7,207,111,894	$1,168,268,589

NET ASSETS CONSIST OF:
Paid-in capital	$1,406,773,408	$5,581,935,269	$746,148,979
Undistributed net investment income	10,545,895	28,890,806	16,512,018
Accumulated net realized gain on investments, short sales, forward foreign currency contracts and foreign currency transactions	15,785,877	110,763,075	110,226,239
Net unrealized appreciation on investments and foreign currency translations	352,760,138	1,485,522,744	295,381,353

NET ASSETS	$1,785,865,318	$7,207,111,894	$1,168,268,589

See accompanying notes to financial statements.

|  52

Statements of Assets and Liabilities (continued)

September 30, 2017

	Global Equity and Income Fund	Growth Fund	Value Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$305,275,012	$983,046,747	$185,152,562

Shares of beneficial interest	14,132,792	69,996,342	8,015,256

Net asset value and redemption price per share	$21.60	$14.04	$23.10

Offering price per share (100/94.25 of net asset value) (Note 1)	$22.92	$14.90	$24.51

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$354,016,805	$133,328,516	$10,947,816

Shares of beneficial interest	16,627,576	10,316,516	480,738

Net asset value and offering price per share	$21.29	$12.92	$22.77

Class N shares:
Net assets	$59,511,731	$341,160,250	$594,165,194

Shares of beneficial interest	2,738,931	22,785,494	25,619,997

Net asset value, offering and redemption price per share	$21.73	$14.97	$23.19

Class Y shares:
Net assets	$1,067,061,770	$5,749,576,381	$377,161,899

Shares of beneficial interest	49,092,962	384,002,402	16,251,736

Net asset value, offering and redemption price per share	$21.74	$14.97	$23.21

Admin Class shares:
Net assets	$—	$—	$841,118

Shares of beneficial interest	—	—	36,507

Net asset value, offering and redemption price per share	$—	$—	$23.04

See accompanying notes to financial statements.

53  |

Statements of Operations

For the Year Ended September 30, 2017

	Global Equity and Income Fund	Growth Fund	Value Fund
INVESTMENT INCOME
Dividends	$18,689,598	$74,011,021	$32,268,334
Non-cash dividend income (Note 2b)	—	4,174,098	—
Interest	25,187,537	203,235	38,038
Less net foreign taxes withheld	(622,521)	(2,075,923)	(159,959)

	43,254,614	76,312,431	32,146,413

Expenses
Management fees (Note 6)	11,866,210	28,270,208	6,153,022
Service and distribution fees (Note 6)	4,456,882	3,412,749	588,662
Administrative fees (Note 6)	705,928	2,522,317	549,206
Trustees’ fees and expenses (Note 6)	72,132	177,047	86,181
Transfer agent fees and expenses (Notes 6 and 7)	1,361,257	4,987,239	867,615
Audit and tax services fees	139,007	43,047	41,013
Custodian fees and expenses	215,051	195,148	36,586
Legal fees	34,416	119,355	27,237
Registration fees	111,991	442,430	126,359
Shareholder reporting expenses	101,756	257,838	73,271
Miscellaneous expenses (Note 8)	80,930	155,722	56,814

Total expenses	19,145,560	40,583,100	8,605,966
Less waiver and/or expense reimbursement (Note 6)	(265)	(1,348)	—

Net expenses	19,145,295	40,581,752	8,605,966

Net investment income	24,109,319	35,730,679	23,540,447

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SHORT SALES, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	17,044,626	111,820,263	125,807,423
Short sales	—	—	52,980
Forward foreign currency contracts (Note 2e)	(4,243,171)	—	—
Foreign currency transactions (Note 2d)	11,871	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	174,153,946	937,804,825	39,946,464
Short sales	—	—	(2,724)
Forward foreign currency contracts (Note 2e)	(519,161)	—	—
Foreign currency translations (Note 2d)	(6,787)	—	—

Net realized and unrealized gain on investments, short sales, forward foreign currency contracts and foreign currency transactions	186,441,324	1,049,625,088	165,804,143

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$210,550,643	$1,085,355,767	$189,344,590

See accompanying notes to financial statements.

|  54

Statements of Changes in Net Assets

	Global Equity and Income Fund		Growth Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016
FROM OPERATIONS:
Net investment income	$24,109,319	$17,726,830	$35,730,679	$20,422,191
Net realized gain (loss) on investments, short sales, forward foreign currency contracts and foreign currency transactions	12,813,326	(11,136,128)	111,820,263	61,467,333
Net change in unrealized appreciation (depreciation) on investments, short sales, forward foreign currency contracts and foreign currency translations	173,627,998	125,656,810	937,804,825	460,433,284

Net increase in net assets resulting from operations	210,550,643	132,247,512	1,085,355,767	542,322,808

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(3,289,853)	(2,081,218)	(2,941,318)	(638,700)
Class C	(1,771,656)	(533,445)	—	—
Class N	—	—	(688,493)	(27,613)
Class Y	(12,428,003)	(7,355,165)	(21,181,423)	(7,860,674)
Net realized capital gains
Class A	—	(11,445,258)	(7,024,882)	—
Class C	—	(18,956,422)	(1,227,895)	—
Class N	—	—	(992,374)	—
Class Y	—	(31,143,894)	(34,329,937)	—

Total distributions	(17,489,512)	(71,515,402)	(68,386,322)	(8,526,987)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	53,800,129	233,875,615	1,795,629,622	2,522,919,151

Net increase (decrease) in net assets	246,861,260	294,607,725	2,812,599,067	3,056,714,972
NET ASSETS
Beginning of the year	1,539,004,058	1,244,396,333	4,394,512,827	1,337,797,855

End of the year	$1,785,865,318	$1,539,004,058	$7,207,111,894	$4,394,512,827

UNDISTRIBUTED NET INVESTMENT INCOME	$10,545,895	$10,444,127	$28,890,806	$17,971,361

See accompanying notes to financial statements.

55  |

Statements of Changes in Net Assets (continued)

	Value Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
FROM OPERATIONS:
Net investment income	$23,540,447	$27,575,585
Net realized gain (loss) on investments and short sales	125,860,403	20,497,235
Net change in unrealized appreciation (depreciation) on investments and securities short sales	39,943,740	85,543,390

Net increase in net assets resulting from operations	189,344,590	133,616,210

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(3,300,870)	(1,396,913)
Class C	(110,502)	(62,920)
Class N	(10,337,308)	(9,650,934)
Class Y	(10,883,174)	(10,292,470)
Admin Class	—	(1,221,354)
Net realized capital gains
Class A	(4,790,308)	(25,901,132)
Class B(a)	—	(7,739)
Class C	(300,799)	(3,063,203)
Class N	(12,741,866)	(118,136,122)
Class Y	(14,291,711)	(138,382,558)
Admin Class	(20,087)	(18,149,180)

Total distributions	(56,776,625)	(326,264,525)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(221,330,302)	(11,555,512)

Net increase (decrease) in net assets	(88,762,337)	(204,203,827)
NET ASSETS
Beginning of the year	1,257,030,926	1,461,234,753

End of the year	$1,168,268,589	$1,257,030,926

UNDISTRIBUTED NET INVESTMENT INCOME	$16,512,018	$19,352,403

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  56

Financial Highlights

For a share outstanding throughout each period.

	Global Equity and Income Fund—Class A
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$19.17	$18.45	$19.77	$18.57	$17.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.31	0.24	0.21	0.28	0.32	(b)
Net realized and unrealized gain (loss)	2.36	1.47	(0.37)	1.49	1.45

Total from Investment Operations	2.67	1.71	(0.16)	1.77	1.77

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.15)	(0.20)	(0.33)	(0.27)
Net realized capital gains	—	(0.84)	(0.96)	(0.24)	—

Total Distributions	(0.24)	(0.99)	(1.16)	(0.57)	(0.27)

Net asset value, end of the period	$21.60	$19.17	$18.45	$19.77	$18.57

Total return(c)	14.10%	9.64%	(0.91)%	9.62%	10.54	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$305,275	$280,263	$246,371	$237,167	$251,211
Net expenses	1.18%	1.17%	1.18%	1.17%	1.18%
Gross expenses	1.18%	1.17%	1.18%	1.17%	1.18%
Net investment income	1.57%	1.32%	1.06%	1.46%	1.82	%(b)
Portfolio turnover rate	35%	43%	48%	49%	58%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.27, total return would have been 10.25% and the ratio of net investment income to average net assets would have been 1.51%.
(c)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

57  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Equity and Income Fund—Class C
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$18.89	$18.19	$19.51	$18.36	$16.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16	0.10	0.06	0.14	0.19	(b)
Net realized and unrealized gain (loss)	2.33	1.46	(0.36)	1.45	1.45

Total from Investment Operations	2.49	1.56	(0.30)	1.59	1.64

LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)	(0.02)	(0.06)	(0.20)	(0.18)
Net realized capital gains	—	(0.84)	(0.96)	(0.24)	—

Total Distributions	(0.09)	(0.86)	(1.02)	(0.44)	(0.18)

Net asset value, end of the period	$21.29	$18.89	$18.19	$19.51	$18.36

Total return(c)	13.22%	8.88%	(1.66)%	8.72%	9.77	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$354,017	$423,350	$393,416	$377,001	$340,561
Net expenses	1.93%	1.92%	1.93%	1.92%	1.93%
Gross expenses	1.93%	1.92%	1.93%	1.92%	1.93%
Net investment income	0.84%	0.57%	0.31%	0.71%	1.07	%(b)
Portfolio turnover rate	35%	43%	48%	49%	58%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.13, total return would have been 9.41% and the ratio of net investment income to average net assets would have been 0.76%.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

Global Equity and Income Fund—Class N
Period Ended September 30, 2017*
Net asset value, beginning of the period	$19.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20
Net realized and unrealized gain (loss)	2.33

Total from Investment Operations	2.53

Total Distributions	—

Net asset value, end of the period	$21.73

Total return(b)	13.18%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$59,512
Net expenses(c)	0.87%
Gross expenses(c)	0.87%
Net investment income(c)	1.48%
Portfolio turnover rate(d)	35%

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Computed on an annualized basis for periods less than one year.
(d)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

59  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Equity and Income Fund—Class Y
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$19.29	$18.55	$19.89	$18.68	$17.15

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.36	0.29	0.25	0.33	0.37	(b)
Net realized and unrealized gain (loss)	2.37	1.49	(0.37)	1.49	1.47

Total from Investment Operations	2.73	1.78	(0.12)	1.82	1.84

LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	(0.20)	(0.26)	(0.37)	(0.31)
Net realized capital gains	—	(0.84)	(0.96)	(0.24)	—

Total Distributions	(0.28)	(1.04)	(1.22)	(0.61)	(0.31)

Net asset value, end of the period	$21.74	$19.29	$18.55	$19.89	$18.68

Total return	14.42%	9.97%	(0.72)%	9.87%	10.90	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,067,062	$835,391	$604,609	$633,057	$570,694
Net expenses	0.93%	0.92%	0.93%	0.92%	0.93%
Gross expenses	0.93%	0.92%	0.93%	0.92%	0.93%
Net investment income	1.79%	1.58%	1.30%	1.69%	2.07	%(b)
Portfolio turnover rate	35%	43%	48%	49%	58%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.31, total return would have been 10.60% and the ratio of net investment income to average net assets would have been 1.76%.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class A
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$11.96	$9.90	$9.45		$8.07	$6.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06	0.06	0.05		0.05	0.04
Net realized and unrealized gain (loss)	2.18	2.05	0.45		1.34	1.59

Total from Investment Operations	2.24	2.11	0.50		1.39	1.63

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.05)	(0.05)		(0.01)	(0.06)
Net realized capital gains	(0.11)	—	—		—	—

Total Distributions	(0.16)	(0.05)	(0.05)		(0.01)	(0.06)

Net asset value, end of the period	$14.04	$11.96	$9.90		$9.45	$8.07

Total return(b)	18.99%	21.32%	5.30%		17.23%	25.23%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$983,047	$729,989	$122,203		$63,682	$50,248
Net expenses	0.91%	0.92%	0.92%		0.94%	1.03%
Gross expenses	0.91%	0.92%	0.92%		0.94%	1.03%
Net investment income	0.45%	0.58%	0.45%		0.55%	0.57%
Portfolio turnover rate	8%	11%	27	%(c)	14%	6%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Portfolio turnover would have been 6% if excluding the transfer in-kind amounts that occurred during the period.

See accompanying notes to financial statements.

61  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class C
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$11.06	$9.18	$8.79		$7.55	$6.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.03)	(0.02)	(0.03)		(0.02)	(0.01)
Net realized and unrealized gain (loss)	2.00	1.90	0.42		1.26	1.48

Total from Investment Operations	1.97	1.88	0.39		1.24	1.47

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—		—	(0.01)
Net realized capital gains	(0.11)	—	—		—	—

Total Distributions	(0.11)	—	—		—	(0.01)

Net asset value, end of the period	$12.92	$11.06	$9.18		$8.79	$7.55

Total return(b)	18.03%	20.48%	4.44%		16.42%	24.21%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$133,329	$109,798	$41,421		$29,837	$20,798
Net expenses	1.66%	1.66%	1.67%		1.69%	1.78%
Gross expenses	1.66%	1.66%	1.67%		1.69%	1.78%
Net investment loss	(0.29)%	(0.16)%	(0.29)%		(0.20)%	(0.20)%
Portfolio turnover rate	8%	11%	27	%(c)	14%	6%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Portfolio turnover would have been 6% if excluding the transfer in-kind amounts that occurred during the period.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class N
	Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$12.73		$10.52	$10.01		$8.56		$7.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11		0.10	0.08		0.05		0.03
Net realized and unrealized gain (loss)	2.32		2.18	0.49		1.42		0.95

Total from Investment Operations	2.43		2.28	0.57		1.47		0.98

LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)		(0.07)	(0.06)		(0.02)		—
Net realized capital gains	(0.11)		—	—		—		—

Total Distributions	(0.19)		(0.07)	(0.06)		(0.02)		—

Net asset value, end of the period	$14.97		$12.73	$10.52		$10.01		$8.56

Total return	19.39	%(b)	21.75%	5.65	%(b)	17.21	%(b)	12.93	%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$341,160		$60,765	$1		$1		$1
Net expenses	0.57	%(d)	0.58%	0.55	%(d)	0.95	%(d)	0.95	%(d)(e)
Gross expenses	0.58%		0.58%	9.82%		3.45%		3.50	%(e)
Net investment income	0.80%		0.82%	0.71%		0.52%		0.60	%(e)
Portfolio turnover rate	8%		11%	27	%(f)	14%		6%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Portfolio turnover would have been 6% if excluding the transfer in-kind amounts that occurred during the period.

See accompanying notes to financial statements.

63  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class Y
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$12.73	$10.53	$10.04		$8.57	$6.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09	0.10	0.07		0.08	0.05
Net realized and unrealized gain (loss)	2.33	2.16	0.49		1.42	1.69

Total from Investment Operations	2.42	2.26	0.56		1.50	1.74

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	(0.06)	(0.07)		(0.03)	(0.07)
Net realized capital gains	(0.11)	—	—		—	—

Total Distributions	(0.18)	(0.06)	(0.07)		(0.03)	(0.07)

Net asset value, end of the period	$14.97	$12.73	$10.53		$10.04	$8.57

Total return	19.31%	21.55%	5.59%		17.51%	25.49%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,749,576	$3,493,961	$1,174,150		$1,004,157	$541,245
Net expenses	0.66%	0.66%	0.67%		0.69%	0.77%
Gross expenses	0.66%	0.66%	0.67%		0.69%	0.77%
Net investment income	0.69%	0.82%	0.69%		0.79%	0.68%
Portfolio turnover rate	8%	11%	27	%(b)	14%	6%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Portfolio turnover would have been 6% if excluding the transfer in-kind amounts that occurred during the period.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

	Value Fund—Class A
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013
Net asset value, beginning of the period	$20.73	$23.98	$28.47	$25.59		$20.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.36	0.34	0.29	0.45	(b)	0.31
Net realized and unrealized gain (loss)	2.95	1.80	(1.58)	4.00		4.70

Total from Investment Operations	3.31	2.14	(1.29)	4.45		5.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.38)	(0.28)	(0.53)	(0.27)		(0.28)
Net realized capital gains	(0.56)	(5.11)	(2.67)	(1.30)		—

Total Distributions	(0.94)	(5.39)	(3.20)	(1.57)		(0.28)

Net asset value, end of the period	$23.10	$20.73	$23.98	$28.47		$25.59

Total return(c)	16.33%	9.65%	(5.59)%	17.97	%(b)	24.35%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$185,153	$191,909	$124,662	$580,092		$171,327
Net expenses	0.96%	0.94%	0.95%	0.96%		0.97%
Gross expenses	0.96%	0.94%	0.95%	0.96%		0.97%
Net investment income	1.65%	1.65%	1.07%	1.63	%(b)	1.31%
Portfolio turnover rate	27%	15%	20%	28%		24%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.29, total return would have been 17.02% and the ratio of net investment income to average net assets would have been 1.05%.
(c)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Value Fund—Class C
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013
Net asset value, beginning of the period	$20.43	$23.69	$28.14	$25.33		$20.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.20	0.10	0.31	(b)	0.13
Net realized and unrealized gain (loss)	2.91	1.76	(1.57)	3.89		4.68

Total from Investment Operations	3.10	1.96	(1.47)	4.20		4.81

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.11)	(0.31)	(0.09)		(0.13)
Net realized capital gains	(0.56)	(5.11)	(2.67)	(1.30)		—

Total Distributions	(0.76)	(5.22)	(2.98)	(1.39)		(0.13)

Net asset value, end of the period	$22.77	$20.43	$23.69	$28.14		$25.33

Total return(c)	15.46%	8.85%	(6.30)%	17.07	%(b)	23.41%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$10,948	$11,474	$15,071	$16,958		$15,158
Net expenses	1.71%	1.69%	1.70%	1.71%		1.72%
Gross expenses	1.71%	1.69%	1.70%	1.71%		1.72%
Net investment income	0.89%	0.94%	0.40%	1.15	%(b)	0.55%
Portfolio turnover rate	27%	15%	20%	28%		24%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.08, total return would have been 16.11% and the ratio of net investment income to average net assets would have been 0.28%.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Value Fund—Class N
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$20.80	$24.09	$28.58	$25.65		$22.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.46	0.44	0.42	0.63	(b)	0.25
Net realized and unrealized gain (loss)	2.94	1.80	(1.61)	3.94		2.81

Total from Investment Operations	3.40	2.24	(1.19)	4.57		3.06

LESS DISTRIBUTIONS FROM:
Net investment income	(0.45)	(0.42)	(0.63)	(0.34)		—
Net realized capital gains	(0.56)	(5.11)	(2.67)	(1.30)		—

Total Distributions	(1.01)	(5.53)	(3.30)	(1.64)		—

Net asset value, end of the period	$23.19	$20.80	$24.09	$28.58		$25.65

Total return	16.80%	10.08%	(5.23)%	18.43	%(b)	13.55	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$594,165	$499,533	$554,946	$392,811		$260,643
Net expenses	0.58%	0.57%	0.57%	0.57%		0.57	%(d)
Gross expenses	0.58%	0.57%	0.57%	0.57%		0.57	%(d)
Net investment income	2.07%	2.11%	1.55%	2.28	%(b)	1.50	%(d)
Portfolio turnover rate	27%	15%	20%	28%		24%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.39, total return would have been 17.48% and the ratio of net investment income to average net assets would have been 1.43%.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Value Fund—Class Y
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013
Net asset value, beginning of the period	$20.81	$24.10	$28.58	$25.65		$20.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.41	0.41	0.37	0.60	(b)	0.36
Net realized and unrealized gain (loss)	2.97	1.79	(1.60)	3.94		4.72

Total from Investment Operations	3.38	2.20	(1.23)	4.54		5.08

LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	(0.38)	(0.58)	(0.31)		(0.34)
Net realized capital gains	(0.56)	(5.11)	(2.67)	(1.30)		—

Total Distributions	(0.98)	(5.49)	(3.25)	(1.61)		(0.34)

Net asset value, end of the period	$23.21	$20.81	$24.10	$28.58		$25.65

Total return	16.63%	9.92%	(5.37)%	18.27	%(b)	24.65%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$377,162	$553,259	$681,109	$1,303,492		$1,513,807
Net expenses	0.71%	0.69%	0.70%	0.71%		0.72%
Gross expenses	0.71%	0.69%	0.70%	0.71%		0.72%
Net investment income	1.86%	1.95%	1.36%	2.19	%(b)	1.56%
Portfolio turnover rate	27%	15%	20%	28%		24%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.35, total return would have been 17.32% and the ratio of net investment income to average net assets would have been 1.28%.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Value Fund—Admin Class
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013
Net asset value, beginning of the period	$20.37	$23.81	$28.34	$25.51		$20.79

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.31	0.32	0.26	0.30	(b)	0.24
Net realized and unrealized gain (loss)	2.92	1.69	(1.61)	4.07		4.71

Total from Investment Operations	3.23	2.01	(1.35)	4.37		4.95

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.34)	(0.51)	(0.24)		(0.23)
Net realized capital gains	(0.56)	(5.11)	(2.67)	(1.30)		—

Total Distributions	(0.56)	(5.45)	(3.18)	(1.54)		(0.23)

Net asset value, end of the period	$23.04	$20.37	$23.81	$28.34		$25.51

Total return	16.06%	9.11%	(5.83)%	17.68	%(b)	24.08%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$841	$854	$85,387	$268		$12
Net expenses	1.21%	1.19%	1.23%	1.21%		1.19%
Gross expenses	1.21%	1.19%	1.23%	1.21%		1.19%
Net investment income	1.44%	1.61%	1.03%	1.07	%(b)	1.01%
Portfolio turnover rate	27%	15%	20%	28%		24%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.27, total return would have been 16.73% and the ratio of net investment income to average net assets would have been 0.96%.

See accompanying notes to financial statements.

69  |

Notes to Financial Statements

September 30, 2017

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Global Equity and Income Fund (the “Global Equity and Income Fund”)

Loomis Sayles Growth Fund (the “Growth Fund”)

Loomis Sayles Value Fund (the “Value Fund”)

Each Fund is a diversified investment company.

Growth Fund was closed to new investors effective April 28, 2017. Growth Fund continues to offer Class A, Class C, Class N, and Class Y shares to existing shareholders and clients of registered investment advisers and registered representatives trading through intermediary programs/platforms on which the Fund is already available. New defined contribution and defined benefit plans will be permitted to invest in Growth Fund if they have started the process of adding the Fund as an investment option based on discussions with Loomis Sayles prior to April 28, 2017 and the Fund has been added to the plan line-up by December 31, 2017.

Each Fund offers Class A, Class C, Class N (effective February 1, 2017 for Global Equity and Income Fund) and Class Y shares. In addition, the Value Fund offers Admin Class shares. Class T shares of the Funds are not currently available for purchase. As of the close of business on January 11, 2016, Class B shares were converted into Class A shares and are no longer offered.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts as outlined in the relevant Funds’ prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears

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Notes to Financial Statements (continued)

September 30, 2017

expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A, Class C and Admin Class), and transfer agent fees are borne collectively for Class A, Class C, Class Y and Admin Class (for Value Fund) and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an

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Notes to Financial Statements (continued)

September 30, 2017

independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2017, securities held by Global Equity and Income Fund were fair valued as follows:

Equity securities[1]	Percentage of Net Assets	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
$321,436,393	18.0%	$3,570,032	0.2%	$161,986	Less than 0.1%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income, including income reinvested, is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Dividends reinvested are reflected as non-cash dividend on the Statement of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. In

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Notes to Financial Statements (continued)

September 30, 2017

determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

During the year ended September 30, 2017, the amount of income available to be distributed by Global Equity and Income Fund has been reduced by $7,930,360.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts

73  |

Notes to Financial Statements (continued)

September 30, 2017

involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Due to/from Brokers.  Transactions and positions in certain forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. The due to brokers balance in the Statement of Assets and Liabilities for Global Equity and Income Fund represents cash received as collateral for forward foreign currency contracts. The due from brokers balance in the Statement of Assets and Liabilities for Global Equity and Income Fund represents cash pledged as collateral for forward foreign currency contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

f.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of

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Notes to Financial Statements (continued)

September 30, 2017

counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Funds as of September 30, 2017.

g.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2017 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

h.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, paydown gains and losses, contingent payment debt instruments, capital gain and return of capital

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Notes to Financial Statements (continued)

September 30, 2017

distributions received, convertible bonds, capital gains taxes, redemptions in-kind and premium amortization. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, forward foreign currency contract mark-to-market, wash sales, premium amortization, contingent payment debt instruments, trust preferred securities, convertible bonds and return of capital distributions received. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2017 and 2016 were as follows:

	2017 Distributions Paid From:			2016 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Global Equity and Income Fund	$17,489,512	$—	$17,489,512	$13,560,829	$57,954,573	$71,515,402
Growth Fund	37,517,315	30,869,007	68,386,322	8,526,987	—	8,526,987
Value Fund	24,631,854	32,144,771	56,776,625	22,731,511	303,533,014	326,264,525

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

	Global Equity and Income Fund	Growth Fund	Value Fund
Undistributed ordinary income	$10,707,388	$29,427,423	$23,352,385
Undistributed long-term capital gains	17,299,264	121,055,922	105,751,631

Total undistributed earnings	28,006,652	150,483,345	129,104,016

Unrealized appreciation	351,247,683	1,474,914,282	293,378,621

Total accumulated earnings	$379,254,335	$1,625,397,627	$422,482,637

Capital loss carryforward utilized in the current year	$5,486,121	$—	$—

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Notes to Financial Statements (continued)

September 30, 2017

As of September 30, 2017, unrealized appreciation (depreciation) as a component of distributable earnings was as follows:

	Global Equity and Income Fund	Growth Fund	Value Fund
Unrealized appreciation (depreciation)
Investments	$353,536,260	$1,474,914,282	$293,378,621
Foreign currency translations	(2,288,577)	—	—

Total unrealized appreciation (depreciation)	$351,247,683	$1,474,914,282	$293,378,621

As of September 30, 2017, the cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Global Equity and Income Fund	Growth Fund	Value Fund
Federal tax cost	$1,461,143,306	$5,670,930,182	$875,446,310

Gross tax appreciation	$362,601,925	$1,511,887,526	$319,270,542
Gross tax depreciation	(11,297,707)	(36,973,244)	(25,891,921)

Net tax appreciation	$351,304,218	$1,474,914,282	$293,378,621

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency translation and capital gains taxes.

i.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2017, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

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Notes to Financial Statements (continued)

September 30, 2017

j.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2017, none of the Funds had loaned securities under this agreement.

k.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

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Notes to Financial Statements (continued)

September 30, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.
The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2017, at value:

Global Equity and Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Common Stocks
Belgium	$—	$15,721,894	$—		$15,721,894
France	—	33,535,826	—		33,535,826
Hong Kong	—	44,708,521	—		44,708,521
India	—	16,249,812	—		16,249,812
Japan	—	13,929,710	—		13,929,710
Sweden	—	50,251,656	—		50,251,656
Switzerland	—	76,291,780	—		76,291,780
United Kingdom	—	70,747,194	—		70,747,194
United States	782,543,604	—	3,886	(b)	782,547,490
All Other Common Stocks(a)	99,757,346	—	—		99,757,346

Total Common Stocks	882,300,950	321,436,393	3,886		1,203,741,229

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Notes to Financial Statements (continued)

September 30, 2017

Global Equity and Income Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
United States	$38,351	$284,387,688	$1,075,475	(c)	$285,501,514
All Other Non-Convertible Bonds(a)	—	207,927,921	—		207,927,921

Total Non-Convertible Bonds	38,351	492,315,609	1,075,475		493,429,435

Convertible Bonds(a)	—	12,652,270	—		12,652,270
Municipals(a)	—	275,674	—		275,674

Total Bonds and Notes	38,351	505,243,553	1,075,475		506,357,379

Senior Loans(a)	—	119,250	—		119,250
Preferred Stocks
Convertible Preferred Stocks(a)	508,277	546,495	—		1,054,772
Non-Convertible Preferred Stock(a)	100,556	—	—		100,556

Total Preferred Stocks	608,833	546,495	—		1,155,328

Short-Term Investments	—	101,052,609	—		101,052,609
Forward Foreign Currency Contracts (unrealized appreciation)	—	1,242,722	—		1,242,722

Total	$882,948,134	$929,641,022	$1,079,361		$1,813,668,517

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(1,445,015)	$—	$(1,445,015)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund.
(c)	Valued using broker-dealer bid prices ($917,375) or fair valued by the Fund’s adviser ($158,100).

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Notes to Financial Statements (continued)

September 30, 2017

A common stock valued at $15,561,172 was transferred from Level 1 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued at the market price in the foreign market in accordance with the Fund’s valuation policies. At September 30, 2017, this security was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the security.

All transfers are recognized at the beginning of the reporting period.

Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$7,007,340,225	$—	$—	$7,007,340,225
Short-Term Investments	—	138,504,239	—	138,504,239

Total	$7,007,340,225	$138,504,239	$—	$7,145,844,464

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2017, there were no transfers among Levels 1, 2 and 3.

Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,155,249,722	$—	$—	$1,155,249,722
Short-Term Investments	—	13,575,209	—	13,575,209

Total	$1,155,249,722	$13,575,209	$—	$1,168,824,931

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2017, there were no transfers among Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

September 30, 2017

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2016 and/or September 30, 2017:

Global Equity and Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Common Stocks
United States	$1,332	$—	$—	$2,554	$—
Bonds and Notes
Non-Convertible Bonds
United States	118,622	4,772	1,150	98,833	859,200
Warrants	3,776	—	5,273	(3,776)	—

Total	$123,730	$4,772	$6,423	$97,611	$859,200

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2017
Common Stocks
United States	$—	$—	$—	$3,886	$2,554
Bonds and Notes
Non-Convertible Bonds
United States	(7,102)	—	—	1,075,475	99,903
Warrants	(5,273)	—	—	—	—

Total	$(12,375)	$—	$—	$1,079,361	$102,457

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Global Equity and Income Fund used during the period include forward foreign currency contracts.

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Notes to Financial Statements (continued)

September 30, 2017

Global Equity and Income Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2017, the Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

The following is a summary of derivative instruments for Global Equity and Income Fund as of September 30, 2017, as reflected within the Statements of Assets and Liabilities

Assets	Unrealized Appreciation on forward foreign currency contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$1,242,722

Liabilities	Unrealized Depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(1,445,015)

Transactions in derivative instruments for the Global and Equity Income Fund during the year ended September 30, 2017, as reflected within the Statement of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$(4,243,171)

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$(519,161)

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

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Notes to Financial Statements (continued)

September 30, 2017

The volume of forward foreign currency contract activity, as a percentage of net assets, for Global Equity and Income Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2017:

Global Equity and Income Fund	Forwards
Average Notional Amount Outstanding	8.04%
Highest Notional Amount Outstanding	9.14%
Lowest Notional Amount Outstanding	7.09%
Notional Amount Outstanding as of September 30, 2017	7.38%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

Global Equity and Income Fund enters into over-the-counter derivatives, including forward foreign currency contracts, pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

September 30, 2017

As of September 30, 2017, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Equity and Income Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$157,398	$—	$157,398	$—	$157,398
Credit Suisse International	692,046	(692,046)	—	—	—
UBS AG	393,278	(149)	393,129	(360,000)	33,129

	$1,242,722	$(692,195)	$550,527	$(360,000)	$190,527

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Credit Suisse International	$(1,217,439)	$692,046	$(525,393)	$525,393	$—
Morgan Stanley & Co.	(227,427)	—	(227,427)	227,427	—
UBS AG	(149)	149	—	—	—

	$(1,445,015)	$692,195	$(752,820)	$752,820	$—

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a

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Notes to Financial Statements (continued)

September 30, 2017

specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on the Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2017:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Equity and Income Fund	$2,239,126	$434,111

These amounts include cash received as collateral for Global Equity and Income Fund of $360,000.

5.  Purchases and Sales of Securities.  For the year ended September 30, 2017, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Global Equity and Income Fund	$489,907,456	$487,232,442
Growth Fund	2,072,416,567	435,295,944
Value Fund	324,354,769	567,099,287

For the year ended September 30, 2017, purchases and sales of U.S. Government/Agency securities by the Global Equity and Income Fund were $80,074,238 and $52,565,050, respectively.

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Notes to Financial Statements (continued)

September 30, 2017

6. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2017, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $2 billion	Over $2 billion
Global Equity and Income Fund	0.75%	0.73%
Growth Fund	0.50%	0.50%
Value Fund	0.50%	0.50%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2018, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2017 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y	Admin Class
Global Equity and Income Fund	1.25%	2.00%	0.95%	1.00%	—
Growth Fund	1.25%	2.00%	0.95%	1.00%	—
Value Fund	1.10%	1.85%	0.80%	0.85%	1.35%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

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Notes to Financial Statements (continued)

September 30, 2017

For the year ended September 30, 2017, the management fees for each Fund were as follows:

Fund	Gross Management Fees	Percentage of Average Daily Net Assets
Global Equity and Income Fund	$11,866,210	0.75%
Growth Fund	28,270,208	0.50%
Value Fund	6,153,022	0.50%

No expenses were recovered for any of the Funds during the year ended September 30, 2017 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”), and Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

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Notes to Financial Statements (continued)

September 30, 2017

Under the Admin Class Plan, Value Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Value Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2017, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class C	Admin Class	Class C	Admin Class
Global Equity and Income Fund	$685,934	$942,737	$—	$2,828,211	$—
Growth Fund	2,142,985	317,441	—	952,323	—
Value Fund	467,921	29,156	2,058	87,469	2,058

c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2017, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Global Equity and Income Fund	$705,928
Growth Fund	2,522,317
Value Fund	549,206

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Notes to Financial Statements (continued)

September 30, 2017

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2017, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Global Equity and Income Fund	$1,287,609
Growth Fund	4,705,620
Value Fund	778,033

As of September 30, 2017, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Global Equity and Income Fund	$17,238
Growth Fund	66,374
Value Fund	9,424

Sub-transfer agent fees attributable to Class A, Class C, Class Y, and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

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Notes to Financial Statements (continued)

September 30, 2017

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended September 30, 2017, were as follows:

Fund	Commissions
Global Equity and Income Fund	$116,819
Growth Fund	131,895
Value Fund	7,394

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

September 30, 2017

g.  Affiliated Ownership.  As of September 30, 2017, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of the Fund’s net assets:

Fund	Pension Plan	Retirement Plan
Global Equity and Income Fund	0.75%	1.00%
Growth Fund	0.16%	0.68%
Value Fund	0.95%	2.29%

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the Global Equity and Income Fund and Growth Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through January 31, 2018 and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2017, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Fund	Reimbursement of Transfer Agency Expenses
Class N
Global Equity and Income Fund	$265
Growth Fund	1,348

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2017 (February 1, 2017, commencement of Class N operations, through September 30, 2017 for Global Equity and Income Fund), the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y	Admin Class
Global Equity and Income Fund	$237,266	$326,888	$265	$796,838	$—
Growth Fund	777,606	115,714	1,348	4,092,571	—
Value Fund	236,640	14,747	1,243	613,941	1,044

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated,

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Notes to Financial Statements (continued)

September 30, 2017

committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 13, 2017, the commitment fee was 0.10% per annum based on the average daily unused portion of the line of credit.

For the year ended September 30, 2017, none of the Funds had borrowings under this agreement.

9.  Brokerage Commission Recapture.  Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments on the Statements of Operations. For the year ended September 30, 2017, amounts rebated under these agreements were as follows:

Fund	Rebates
Global Equity and Income Fund	$30,352
Growth Fund	84,817
Value Fund	62,099

10.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2017, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than

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Notes to Financial Statements (continued)

September 30, 2017

5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
Growth Fund	5	54.90%
Value Fund	3	50.79%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
Global Equity and Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	4,990,165	$100,716,829	6,518,060	$118,574,424
Issued in connection with the reinvestment of distributions	140,170	2,609,969	577,893	10,419,401
Redeemed	(5,616,924)	(111,165,803)	(5,833,275)	(106,983,972)

Net change	(486,589)	$(7,839,005)	1,262,678	$22,009,853

Class C
Issued from the sale of shares	1,966,061	$38,867,350	5,118,112	$92,412,220
Issued in connection with the reinvestment of distributions	55,158	1,018,222	632,650	11,305,458
Redeemed	(7,808,773)	(152,602,063)	(4,961,383)	(89,655,498)

Net change	(5,787,554)	$(112,716,491)	789,379	$14,062,180

Class N(a)
Issued from the sale of shares	2,739,038	$58,209,318	—	$—
Redeemed	(107)	(2,286)	—	—

Net change	2,738,931	$58,207,032	—	$—

Class Y
Issued from the sale of shares	19,036,860	$382,730,980	20,904,782	$383,282,778
Issued in connection with the reinvestment of distributions	520,438	9,732,190	1,658,138	30,028,870
Redeemed	(13,769,090)	(276,314,577)	(11,843,072)	(215,508,066)

Net change	5,788,208	$116,148,593	10,719,848	$197,803,582

Increase (decrease) from capital share transactions	2,252,996	$53,800,129	12,771,905	$233,875,615

(a)	From commencement of Class operations on February 1, 2017 through September 30, 2017.

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Notes to Financial Statements (continued)

September 30, 2017

12.  Capital Shares (continued).

	Year Ended September 30, 2017		Year Ended September 30, 2016
Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	23,963,667	$290,490,483	56,665,269	$606,177,061
Issued in connection with the reinvestment of distributions	786,586	8,974,953	45,231	484,871
Redeemed	(15,774,109)	(197,838,024)	(8,031,026)	(87,510,712)

Net change	8,976,144	$101,627,412	48,679,474	$519,151,220

Class B(a)
Issued from the sale of shares	—	$—	—	$—
Redeemed	—	—	(2,435)	(23,311)

Net change	—	$—	(2,435)	$(23,311)

Class C
Issued from the sale of shares	3,905,114	$42,699,406	7,094,313	$72,448,712
Issued in connection with the reinvestment of distributions	68,093	719,057	—	—
Redeemed	(3,588,005)	(41,290,336)	(1,673,262)	(16,737,009)

Net change	385,202	$2,128,127	5,421,051	$55,711,703

Class N
Issued from the sale of shares	19,181,068	$266,844,514	4,862,039	$58,891,254
Issued in connection with the reinvestment of distributions	138,457	1,680,867	2,429	27,613
Redeemed	(1,306,361)	(17,394,963)	(92,271)	(1,120,395)

Net change	18,013,164	$251,130,418	4,772,197	$57,798,472

Class Y
Issued from the sale of shares	245,187,409	$3,227,208,558	211,348,667	$2,459,280,818
Issued in connection with the reinvestment of distributions	2,860,266	34,723,626	485,301	5,527,574
Redeemed	(138,438,910)	(1,821,188,519)	(48,951,026)	(574,527,325)

Net change	109,608,765	$1,440,743,665	162,882,942	$1,890,281,067

Increase (decrease) from capital share transactions	136,983,275	$1,795,629,622	221,753,229	$2,522,919,151

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

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Notes to Financial Statements (continued)

September 30, 2017

12.  Capital Shares (continued).

	Year Ended September 30, 2017		Year Ended September 30, 2016
Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	627,507	$13,731,208	5,405,331	$108,937,619
Issued in connection with the reinvestment of distributions	349,224	7,462,922	1,230,998	24,706,134
Redeemed	(2,219,069)	(48,341,791)	(2,577,346)	(52,841,200)

Net change	(1,242,338)	$(27,147,661)	4,058,983	$80,802,553

Class B(a)
Issued from the sale of shares	—	$—	—	$—
Issued in connection with the reinvestment of distributions	—	—	370	7,734
Redeemed	—	—	(2,824)	(60,701)

Net change	—	$—	(2,454)	$(52,967)

Class C
Issued from the sale of shares	110,232	$2,365,298	122,952	$2,535,303
Issued in connection with the reinvestment of distributions	14,244	301,816	113,598	2,260,606
Redeemed	(205,329)	(4,437,924)	(311,075)	(6,355,498)

Net change	(80,853)	$(1,770,810)	(74,525)	$(1,559,589)

Class N
Issued from the sale of shares	7,781,464	$169,587,495	6,545,776	$134,293,918
Issued in connection with the reinvestment of distributions	1,078,970	23,079,174	6,367,068	127,787,057
Redeemed	(7,260,407)	(156,585,697)	(11,927,955)	(242,790,215)

Net change	1,600,027	$36,080,972	984,889	$19,290,760

Class Y
Issued from the sale of shares	4,271,030	$92,962,427	6,678,218	$137,583,491
Issued in connection with the reinvestment of distributions	1,131,792	24,254,317	6,872,653	138,277,784
Redeemed	(15,444,649)	(339,300,791)	(15,223,159)	(315,369,325)
Redeemed in-kind (Note 13)	(292,779)	(6,300,603)	—	—

Net change	(10,334,606)	$(228,384,650)	(1,672,288)	$(39,508,050)

Admin Class
Issued from the sale of shares	7,818	$170,605	303,761	$6,542,562
Issued in connection with the reinvestment of distributions	—	2	972,040	19,256,108
Redeemed	(13,253)	(278,760)	(4,819,733)	(96,326,889)

Net change	(5,435)	$(108,153)	(3,543,932)	$(70,528,219)

Increase (decrease) from capital share transactions	(10,063,205)	$(221,330,302)	(249,327)	$(11,555,512)

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

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Notes to Financial Statements (continued)

September 30, 2017

13.  Redemption In-Kind.  In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in capital. The Value Fund realized a gain of $1,760,315 on redemptions in-kind during the year ended September 30, 2017. This amount is included in realized gain (loss) on the Statements of Operations.

14.  Subsequent Event.  On November 17, 2017, the Board of Trustees of Loomis Sayles Funds II approved a change to the name of the Global Equity and Income Fund. Effective December 1, 2017, the Fund’s name will be changed to Loomis Sayles Global Allocation Fund.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Global Equity and Income Fund, Loomis Sayles Growth Fund and Loomis Sayles Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Global Equity and Income Fund, Loomis Sayles Growth Fund, and Loomis Sayles Value Fund, each a series of Loomis Sayles Funds II, (collectively, the “Funds”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2017

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2017 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2017, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Global Equity and Income	41.82%
Growth	92.36%
Value	97.86%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2017, unless subsequently determined to be different.

Fund	Amount
Growth	$30,869,007
Value	32,144,771

Qualified Dividend Income.  For the fiscal year ended September 30, 2017, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2017, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Global Equity and Income
Growth
Value

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	53 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	53 Director, Burlington Stores, Inc. (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	53 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	53 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

101  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	53 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell[3] (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	53 None	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)	Trustee since 2003 Audit Committee Member and Governance Committee Member	President, Strategic Advisory Services (management consulting)	53 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	53 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

103  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	53 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	53 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	53 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[4] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	53 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[5] (1965)	Trustee since 2011 President since 2008; Chief Executive Officer since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	53 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]	Ms. Mitchell was appointed as a Trustee effective July 1, 2017.

[4]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

105  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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NATIXIS FUNDS

Supplement dated June 30, 2017 to the Natixis Funds Summary Prospectuses, dated February 28, 2017, March 31, 2017, and May 1, 2017, as may be revised or supplemented from time to time, for the following funds:

AEW Real Estate Fund	Loomis Sayles Limited Term Government and Agency Fund
ASG Dynamic Allocation Fund	Loomis Sayles Multi-Asset Income Fund
ASG Global Alternatives Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund
ASG Managed Futures Strategy Fund	Loomis Sayles Strategic Alpha Fund
ASG Tactical U.S. Market Fund	Loomis Sayles Strategic Income Fund
Gateway Equity Call Premium Fund	Loomis Sayles Value Fund
Gateway Fund	Mirova Global Green Bond Fund
Loomis Sayles Core Plus Bond Fund	Mirova Global Sustainable Equity Fund
Loomis Sayles Dividend Income Fund	McDonnell Intermediate Municipal Bond Fund
Loomis Sayles Global Equity and Income Fund	Natixis Oakmark Fund
Loomis Sayles Global Growth Fund	Natixis Oakmark International Fund
Loomis Sayles Growth Fund	Natixis U.S. Equity Opportunities Fund
Loomis Sayles High Income Fund	Vaughan Nelson Select Fund
Loomis Sayles Intermediate Duration Bond Fund	Vaughan Nelson Small Cap Value Fund
Loomis Sayles Investment Grade Bond Fund	Vaughan Nelson Value Opportunity Fund

This page not part of shareholder report

Effective July 1, 2017, the information under sub-sections “Class A and C Shares” and “Class A Shares,” as applicable, in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$50
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$50
Coverdell Education Savings Accounts using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$500	$50

There is no initial or subsequent investment minimum for:

•

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

Effective July 1, 2017, the information under sub-section “Class Y Shares” in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:

•

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

This page not part of shareholder report

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•

Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of NGAM Advisors, clients of NGAM Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.

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Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Small/Mid Cap Growth Fund

Annual Report

September 30, 2017

Portfolio Review	1
Portfolio of Investments	21
Financial Statements	39
Notes to Financial Statements	51
Shareholder Supplement	enclosed
(previously posted to the Funds’ website)

LOOMIS SAYLES SMALL CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSSIX
John J. Slavik, CFA®	Retail Class	LCGRX
	Class N	LSSNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

The period began with significant underperformance by growth stocks in the small-cap segment of the market; factors such as beta (risk/reward potential) also drove early performance trends. These trends shifted during the period as growth and value performed in line with each other and company fundamentals became more influenced by returns.

For the one-year period ended September 30, 2017, most domestic equity markets posted strong returns. Small-cap stocks outperformed their mid-cap and large-cap counterparts.

Almost all sectors in the Russell 2000® Growth Index posted positive returns, with the exception of energy. The biotechnology industry was an area of strength, up almost 34% during the time period.

The divergence in performance between the best and worst-performing sectors was at historic levels; the best sector was up over 50%, while the worst-performing sector was down over 20%.

Performance Results

For the 12 months ended September 30, 2017, Institutional Class shares of Loomis Sayles Small Cap Growth Fund returned 24.24% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Growth Index, which returned 20.98%.

Explanation of Fund Performance

Stock selection in the information technology and consumer discretionary sectors primarily accounted for the Fund’s outperformance. An overweight position in the energy sector and stock selection in the telecommunication services and healthcare sectors detracted from relative performance.

On an individual basis, Grand Canyon Education and MKS Instruments were the top contributors to performance. For-profit higher education provider Grand Canyon Education was the top contributor. The company continued to steadily gain share in the education market, offering both a traditional campus and online programs. Enrollment growth in both the campus and online programs has been very strong and continued to accelerate. MKS Instruments is a semiconductor equipment company. The overall environment for semiconductor activity has been very healthy, and the company has

1  |

continued to hold a dominant market position. The company reported record revenues because of their presence within some of the strongest segments of the market and greater-than-expected growth from a recent acquisition.

Another top contributor to performance was fiber laser company IPG Photonics. The company reported growth across multiple products, end markets and geographies as high power fiber lasers have increasingly replaced legacy cutting and welding techniques.

The three largest detractors from performance were Amplify Snack Brands, Evolent Health and Benefitfocus.

Amplify reported disappointing results at the end of 2016. An acquisition distracted management’s attention from its core brand, and the company was therefore not able to execute as well as expected. Sales volumes were weaker than anticipated based on the level of promotional activity. Given the fundamental concerns, the stock was sold from the Fund.

Health care technology company Evolent Health’s shares came under pressure shortly after the 2016 presidential election, amid concerns about the potential impact from the repeal and replacement of the Affordable Care Act. The stock fell sufficiently to trigger our stop-loss risk management criteria and was sold from the Fund.

Benefitfocus, a provider of cloud-based healthcare benefit management solutions, reported solid results but gave disappointing guidance due to a weaker-than-expected private-exchange market. A longer sales process for larger clients also weighed on the company’s outlook. The stock triggered our stop-loss criteria and was sold from the Fund.

Outlook

Small-cap earnings growth has been challenged in 2017, significantly lagging the earnings growth of large-cap stocks. If the improvement in global economic indicators continues to be sustainable, we could see an acceleration of earnings across the board, including in small-caps. Domestically, this could be further accentuated with a lowering of the corporate tax rate. While forecasting global economic conditions and predicting legislative changes are not our daily focus, we believe these factors would provide a favorable backdrop for the strategy.

Our daily focus is the discovery and analysis of secular growth companies that could develop into large and high-quality businesses that create wealth for shareholders. We believe these types of companies are likely to reward investors, particularly in an environment where global growth is steadily improving. Steady global growth allows excess liquidity to drain from the system, which should favor higher-quality companies that have better access to capital. This environment also tends to lead to lower stock correlations, supporting active managers that can use their experience and resources to identify potential winners. As always, we remain focused on underlying business fundamentals and investing in secular growth companies.

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LOOMIS SAYLES SMALL CAP GROWTH FUND

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2007 through September 30, 20172

Top Ten Holdings as of September 30, 2017

Security name		% of net assets
1	Medidata Solutions, Inc.	1.53%
2	Bright Horizons Family Solutions, Inc.	1.52%
3	Grand Canyon Education, Inc.	1.49%
4	MKS Instruments, Inc.	1.44%
5	HealthEquity, Inc.	1.42%
6	2U, Inc.	1.41%
7	SiteOne Landscape Supply, Inc.	1.38%
8	Insulet Corp.	1.38%
9	Guidewire Software, Inc.	1.37%
10	RingCentral, Inc., Class A	1.36%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — September 30, 20172

					Expense Ratios[3]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 12/31/96)	24.24%	13.77%	8.70%	—%	0.95%	0.95%

Retail Class (Inception 12/31/96)	23.93	13.47	8.41	—	1.20	1.20

Class N (Inception 2/1/13)	24.38	—	—	13.65	0.83	0.83

Comparative Performance
Russell 2000® Growth Index[1]	20.98	14.28	8.47	13.50

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Managers	Symbols
Joseph R. Gatz, CFA®	Institutional Class	LSSCX
Jeffrey Schwartz, CFA®	Retail Class	LSCRX
	Admin Class	LSVAX
	Class N	LSCNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

Equity markets finished the 12 months on a strong note, completing a remarkable period of broad-based gains. The year was characterized by a sharp rotation between small-caps and large-caps and growth and value stocks, as well as a wide performance variation among sectors.

For the period, small-cap stocks outperformed large-cap stocks, and small-cap value stocks closely matched the performance of small-cap growth stocks.

Immediately following the US elections, performance among sectors and asset classes varied substantially. Variation was driven by investor perceptions of which sectors would or would not benefit from improved economic growth, higher interest rates, infrastructure spending, lower regulation, and tax reform.

While initial equity performance favored small-caps and value stocks, market leadership shifted toward large-caps and growth stocks as the year went on. The shift reflected a lack of improvement in economic data and revised expectations about the timing and scope of policy change and reform.

Performance Review

For the 12 months ended September 30, 2017, Institutional Class shares of Loomis Sayles Small Cap Value Fund returned 19.68% at net asset value. The Fund underperformed its benchmark, the Russell 2000® Value Index, which returned 20.55%.

Explanation of Fund Performance

Among contributors to overall return, performance of the consumer discretionary stocks held by the Fund was notably positive, followed by strong stock selection in the materials sector. The Fund’s overweight in the industrials sector added to its gains.

The top three contributors to performance were Marriott Vacations Worldwide, Littelfuse and AdvanSix.

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Marriott Vacations Worldwide, a developer of timeshare ownership properties operating under the Ritz-Carlton and Marriott brand names, continued to report strong quarterly results. Expectations for further consolidation within the timeshare industry led to solid gains in the stock.

Littelfuse manufactures and sells fuses and other circuit protection devices for use in virtually every market that uses electrical energy, ranging from consumer electronics to automobiles, commercial vehicles and industrial equipment. Greater use of electronics in vehicles and the proliferation of mobile battery-powered devices continued to drive demand for circuit protection. The company exceeded earnings forecasts during the year and announced an accretive acquisition.

AdvanSix, spun out of Honeywell in September 2016, is a leading manufacturer of Nylon 6, a synthetic polymer used for engineered plastics, films, fibers, and filaments. These products are used in carpeting, automobile components, clothing, industrial packaging, and electrical components. The combination of anticipated improvements in market conditions after 2017, continuing post-spinoff efficiency gains and product mix improvements helped the stock meaningfully outperform the small-cap market since the Fund purchased it.

Among detractors from overall return, stock selection lagged in the information technology, real estate, industrials and energy sectors. Also, an underweight versus our benchmark in the financial sector detracted from our performance. Cash reserves were quite low throughout the year, but nevertheless underperformed strong equity returns.

The leading individual detractors were Synchronoss Technologies, Inc., QEP Resources, Inc. and Genesco Inc. Synchronoss Technologies, a provider of hosted storage, software and services to the telecommunications industry, suffered a sharp decline during the period. The company pre-announced a first quarter earnings shortfall in late April, as well as the sudden departure of the new CEO and CFO, both of whom had served in their roles for only a few months. Our investment thesis was clearly broken, and we promptly eliminated the holding despite a material decline in the stock price.

QEP Resources, an independent exploration and production company, declined on lower energy commodity prices and a shortfall in oil production volume. The company continued to shift production from gas to oil in anticipation of helping the stock get a higher valuation. We maintained our position due to the management team, the under-appreciated asset base, and the potential monetization of certain assets.

Genesco is a mall-based retailer of footwear and headwear, operating the Journeys, Johnston & Murphy, Schuh and Lids retail brands. While retail in general has been weak, fashion trends have improved for the Journeys store concept (specialty teen). Other brands, such as Lids (headwear), had weak traffic due to soft hat sales. The stock continued to trade at a deeply discounted valuation, and we are maintaining our current position.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Outlook

Our focus will remain on small-cap companies where the stock’s current price and valuation do not accurately reflect our assessment of the underlying value of the corporate enterprise. We believe these types of opportunities are available in all market environments. As always, our investments tend to be misunderstood, overlooked, or in the midst of a “special situation” that has created an investment opportunity. We look for trustworthy and capable management teams with interests aligned with shareholders and fundamentally sound business models with sustainable and understandable advantages leading to growth in value over time. Identifying unique, company-specific catalysts on the horizon to sustain, enhance or highlight the fundamental outlook is key to our investment process.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2007 through September 30, 20173

Top Ten Holdings as of September 30, 2017

Security name		% of net assets
1	Littelfuse, Inc.	1.86%
2	Employers Holdings, Inc.	1.35%
3	ALLETE, Inc.	1.28%
4	Wintrust Financial Corp.	1.24%
5	Viad Corp.	1.19%
6	Churchill Downs, Inc.	1.13%
7	Euronet Worldwide, Inc.	1.12%
8	AdvanSix, Inc.	1.07%
9	Liberty Ventures, Series A	1.06%
10	Cathay General Bancorp	1.06%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — September 30, 20173

					Expense Ratios[4]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 5/13/91)	19.68%	14.28%	8.38%	—%	0.99%	0.96%

Retail Class (Inception 12/31/96)	19.38	13.99	8.11	—	1.24	1.21

Admin Class (Inception 1/2/98)	19.10	13.71	7.84	—	1.48	1.45

Class N (Inception 2/1/13)	19.78	—	—	12.86	0.89	0.89

Comparative Performance
Russell 2000® Value Index[1]	20.55	13.27	7.14	11.89
Russell 2000® Index[2]	20.74	13.79	7.85	12.71

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

[2]	Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSMIX
John J. Slavik, CFA®

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

For the one-year period ended September 30, 2017, most domestic equity markets posted strong returns. Small-cap stocks outperformed their mid-cap and large-cap counterparts.

Growth stocks outperformed value stocks in the Small/Mid-cap segment of the market.

Almost all sectors in the Russell 2500TM Growth Index posted positive returns, with the exception of energy and consumer staples. The biotechnology industry was an area of strength, up almost 24% during the time period.

The divergence in performance between the best and worst-performing sectors was at historic levels; the best sector was up almost 38%, while the worst-performing sector was down over 30%.

Performance Results

For the 12 months ended September 30, 2017, Institutional Class shares of Loomis Sayles Small/Mid Cap Growth Fund returned 26.74% at net asset value. The Fund outperformed its benchmark, the Russell 2500TM Growth Index, which returned 20.07%.

Explanation of Fund Performance

Relative performance was driven by stock selection, with particular strength in the consumer discretionary and information technology sectors.

Among individual stocks, the top contributors to the Fund’s performance were Grand Canyon Education, Align Technology and Coherent.

For-profit higher education provider Grand Canyon Education was the top contributor. The company continued to steadily gain share in the education market, offering both a traditional campus and online programs. Enrollment growth in both the campus and online programs has been very strong and continued to accelerate.

Align Technology designs, markets and manufactures the Invisalign orthodontic system. The company continued to gain market share steadily in an underpenetrated market. Sales volumes have accelerated in the teen market, which is the least penetrated market. International volumes have also been positive.

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Coherent is a laser company whose products are used in the OLED (organic light-emitting diode) manufacturing process, which creates digital displays in devices such as phones, televisions, tablets, and computer monitors. The company reported strong quarterly results during the period and made upward revisions to guidance.

Our overweight position to the energy sector detracted from relative performance. Among individual stocks, Dexcom, Acuity Brands and SPS Commerce were the largest detractors from performance for the 12-month period.

Dexcom declined during the year after the FDA approved a competitor’s glucose monitoring system, creating uncertainty for the company’s competitive landscape.

Acuity Brands, a leading lighting manufacturer and distributor, reported a weak fiscal first quarter. The poor performance came as a result of a slowdown in spending on small projects leading up to the US presidential election.

SPS Commerce, a provider of electronic data interchange and analytics software to retailers and their suppliers, lowered guidance due to two primary factors: an upgrade cycle pushing out deployments of software and a reorganization in its sales group. The negative reaction in the stock triggered our stop-loss risk management criteria, and the position was sold from the portfolio.

Outlook

Small-cap earnings growth has been challenged in 2017, significantly lagging the earnings growth of large-cap stocks. If the improvement in global economic indicators continues to be sustainable, we could see an acceleration of earnings across the board, including in small-caps. Domestically, this could be further accentuated with a lowering of the corporate tax rate. While forecasting global economic conditions and predicting legislative changes are not our daily focus, we believe these factors would provide a favorable backdrop for the strategy.

Our daily focus is the discovery and analysis of secular growth companies that could develop into large and high-quality businesses that create wealth for shareholders. We believe these types of companies are likely to reward investors, particularly in an environment where global growth is steadily improving. Steady global growth allows excess liquidity to drain from the system, which should favor higher-quality companies that have better access to capital. This environment also tends to lead to lower stock correlations, supporting active managers that can use their experience and resources to identify potential winners. As always, we remain focused on underlying business fundamentals and investing in secular growth companies.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Hypothetical Growth of $1,000,000 investment in Institutional Class Shares2

June 30, 2015 (inception) through September 30, 2017

Top Ten Holdings as of September 30, 2017

Security name		% of net assets
1	XPO Logistics, Inc.	1.78%
2	Grand Canyon Education, Inc.	1.73
3	Align Technology, Inc.	1.72
4	HubSpot, Inc.	1.71
5	Bright Horizons Family Solutions, Inc.	1.66
6	ICON PLC	1.64
7	Guidewire Software, Inc.	1.60
8	CoStar Group, Inc.	1.58
9	WellCare Health Plans, Inc.	1.58
10	Trimble, Inc.	1.57

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — September 30, 20172

			Expense Ratios[3]
	1 year	Life of Fund	Gross	Net

Institutional Class (Inception 6/30/15)	26.74%	9.75%	1.75%	0.85%

Comparative Performance
Russell 2500TM Growth Index[1]	20.07	7.85

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

The Russell 2500TM Growth Index measures the performance of the small-to-mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-to-mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-to-mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Indices are unmanaged.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge upon request, by calling Loomis Sayles at 800-633-3330; on the Funds’ website, at www.loomissayles.com, and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

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The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2017 through September 30, 2017. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	Expenses Paid During Period* 4/1/2017 – 9/30/2017
Actual	$1,000.00	$1,123.10	$5.00
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.76

Retail Class
Actual	$1,000.00	$1,121.70	$6.33
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.02

Class N
Actual	$1,000.00	$1,123.80	$4.37
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15

*   Expenses are equal to the Fund’s annualized expense ratio: 0.94%, 1.19% and 0.82% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	Expenses Paid During Period* 4/1/2017 – 9/30/2017
Actual	$1,000.00	$1,063.50	$4.66
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

Retail Class
Actual	$1,000.00	$1,062.30	$5.95
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

Admin Class
Actual	$1,000.00	$1,061.10	$7.23
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08

Class N
Actual	$1,000.00	$1,064.00	$4.29
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15%, 1.40% and 0.83% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Small/Mid Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	Expenses Paid During Period* 4/1/2017 – 9/30/2017
Actual	$1,000.00	$1,145.10	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (v) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) each Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal

|  16

performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2017. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

The Board noted that, through December 31, 2016, each Fund’s one- and three-year performance, as applicable, stated as percentile rankings within categories selected by the

17  |

independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year
Loomis Sayles Small Cap Growth Fund	89%	64%
Loomis Sayles Small Cap Value Fund	16%	20%
Loomis Sayles Small/Mid Cap Growth Fund	39%	N/A

In the case of each Fund that had performance that lagged that of a relevant peer group median and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund’s more recent performance, although lagging in certain periods, had shown improvement relative to its category.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that all of the Funds in this report have expense caps in place, and they

|  18

considered the amounts waived or reimbursed by the Adviser for certain Funds that had current expenses above their caps. The Trustees also considered that Loomis Sayles Small Cap Growth Fund’s current expenses are below its cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that although none of the Funds’ management fees were subject to breakpoints, each Fund’s management fee and overall net expense ratio was below the median fee for a peer group of funds and that each Fund was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

19  |

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2018.

|  20

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 96.4% of Net Assets

	Aerospace & Defense – 3.3%
224,226	Hexcel Corp.	$12,875,057
211,563	KLX, Inc.(a)	11,198,029
299,395	Mercury Systems, Inc.(a)	15,532,613

		39,605,699

	Auto Components – 3.1%
150,405	Dorman Products, Inc.(a)	10,772,006
220,724	Fox Factory Holding Corp.(a)	9,513,204
144,006	Gentherm, Inc.(a)	5,349,823
105,276	LCI Industries	12,196,225

		37,831,258

	Banks – 3.8%
220,724	Chemical Financial Corp.	11,535,036
200,113	Pinnacle Financial Partners, Inc.	13,397,565
298,048	Renasant Corp.	12,786,259
110,597	UMB Financial Corp.	8,238,371

		45,957,231

	Beverages – 0.3%
69,002	MGP Ingredients, Inc.	4,183,591

	Biotechnology – 4.2%
105,142	Advanced Accelerator Applications S.A., ADR(a)	7,109,702
115,514	Agios Pharmaceuticals, Inc.(a)	7,710,560
354,223	Genomic Health, Inc.(a)	11,367,016
608,355	Ironwood Pharmaceuticals, Inc.(a)	9,593,758
540,037	Lexicon Pharmaceuticals, Inc.(a)	6,637,055
133,566	Prothena Corp. PLC(a)	8,651,070

		51,069,161

	Building Products – 3.0%
237,361	Apogee Enterprises, Inc.	11,455,042
124,607	Patrick Industries, Inc.(a)	10,479,449
165,088	Trex Co., Inc.(a)	14,869,476

		36,803,967

	Capital Markets – 2.0%
308,690	Financial Engines, Inc.	10,726,977
75,909	MarketAxess Holdings, Inc.	14,005,970

		24,732,947

	Chemicals – 0.9%
166,772	Ingevity Corp.(a)	10,418,247

	Commercial Services & Supplies – 1.1%
235,609	Healthcare Services Group, Inc.	12,715,818

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Construction & Engineering – 2.2%
233,319	Granite Construction, Inc.	$13,520,836
450,945	Primoris Services Corp.	13,266,802

		26,787,638

	Consumer Finance – 0.9%
214,190	Green Dot Corp., Class A(a)	10,619,540

	Distributors – 0.9%
104,266	Pool Corp.	11,278,453

	Diversified Consumer Services – 3.0%
213,113	Bright Horizons Family Solutions, Inc.(a)	18,372,472
198,833	Grand Canyon Education, Inc.(a)	18,058,013

		36,430,485

	Diversified Telecommunication Services – 2.1%
292,458	Cogent Communications Holdings, Inc.	14,301,196
1,019,494	ORBCOMM, Inc.(a)	10,674,102

		24,975,298

	Electrical Equipment – 1.0%
262,417	Generac Holdings, Inc.(a)	12,052,813

	Electronic Equipment, Instruments & Components – 0.9%
277,707	II-VI, Inc.(a)	11,427,643

	Energy Equipment & Services – 1.1%
152,291	Dril-Quip, Inc.(a)	6,723,647
419,423	Forum Energy Technologies, Inc.(a)	6,668,826

		13,392,473

	Health Care Equipment & Supplies – 7.3%
456,738	AtriCure, Inc.(a)	10,217,229
123,732	Inogen, Inc.(a)	11,766,913
303,167	Insulet Corp.(a)	16,698,438
337,047	Merit Medical Systems, Inc.(a)	14,273,941
137,270	Neogen Corp.(a)	10,632,934
116,727	Penumbra, Inc.(a)	10,540,448
539,451	Wright Medical Group NV(a)	13,955,598

		88,085,501

	Health Care Providers & Services – 4.9%
310,913	AMN Healthcare Services, Inc.(a)	14,208,724
340,145	HealthEquity, Inc.(a)	17,204,534
429,594	Teladoc, Inc.(a)	14,241,041
349,845	Tivity Health, Inc.(a)	14,273,676

		59,927,975

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Health Care Technology – 1.5%
237,832	Medidata Solutions, Inc.(a)	$18,565,166

	Hotels, Restaurants & Leisure – 2.2%
536,487	Planet Fitness, Inc., Class A	14,474,419
363,046	Wingstop, Inc.	12,071,280

		26,545,699

	Household Durables – 1.8%
239,449	Installed Building Products, Inc.(a)	15,516,295
76,785	iRobot Corp.(a)	5,917,052

		21,433,347

	Insurance – 0.8%
223,620	Kinsale Capital Group, Inc.	9,653,675

	Internet Software & Services – 8.3%
305,727	2U, Inc.(a)	17,132,941
284,240	Envestnet, Inc.(a)	14,496,240
156,424	Five9, Inc.(a)	3,738,534
125,820	LogMeIn, Inc.	13,846,491
385,610	Mimecast Ltd.(a)	10,959,036
382,714	Q2 Holdings, Inc.(a)	15,940,038
758,424	Quotient Technology, Inc.(a)	11,869,335
165,829	Wix.com Ltd.(a)	11,914,814

		99,897,429

	IT Services – 4.5%
251,303	Blackhawk Network Holdings, Inc.(a)	11,007,071
169,534	Euronet Worldwide, Inc.(a)	16,070,128
314,213	InterXion Holding NV(a)	16,002,868
323,374	WNS Holdings Ltd., ADR(a)	11,803,151

		54,883,218

	Life Sciences Tools & Services – 2.0%
347,891	Accelerate Diagnostics, Inc.(a)	7,810,153
209,880	PRA Health Sciences, Inc.(a)	15,986,560

		23,796,713

	Machinery – 4.0%
204,424	Albany International Corp., Class A	11,733,938
174,046	Astec Industries, Inc.	9,748,316
144,949	Proto Labs, Inc.(a)	11,639,405
124,944	RBC Bearings, Inc.(a)	15,636,741

		48,758,400

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Multiline Retail – 1.2%
302,291	Ollie’s Bargain Outlet Holdings, Inc.(a)	$14,026,302

	Oil, Gas & Consumable Fuels – 0.6%
148,451	PDC Energy, Inc.(a)	7,278,553

	Pharmaceuticals – 3.0%
300,675	Aclaris Therapeutics, Inc.(a)	7,760,422
152,425	Aerie Pharmaceuticals, Inc.(a)	7,407,855
278,178	Dermira, Inc.(a)	7,510,806
353,819	Supernus Pharmaceuticals, Inc.(a)	14,152,760

		36,831,843

	Professional Services – 1.3%
251,208	WageWorks, Inc.(a)	15,248,326

	Semiconductors & Semiconductor Equipment – 4.7%
184,621	MKS Instruments, Inc.	17,437,454
130,333	Monolithic Power Systems, Inc.	13,886,981
285,048	Semtech Corp.(a)	10,703,552
182,196	Silicon Laboratories, Inc.(a)	14,557,460

		56,585,447

	Software – 9.0%
148,384	Blackbaud, Inc.	13,028,115
515,809	Callidus Software, Inc.(a)	12,714,692
198,025	CommVault Systems, Inc.(a)	12,039,920
213,719	Guidewire Software, Inc.(a)	16,640,161
172,969	HubSpot, Inc.(a)	14,538,044
276,360	RealPage, Inc.(a)	11,026,764
393,760	RingCentral, Inc., Class A(a)	16,439,480
65,671	Ultimate Software Group, Inc. (The)(a)	12,451,222

		108,878,398

	Textiles, Apparel & Luxury Goods – 1.7%
158,257	Columbia Sportswear Co.	9,745,466
253,526	Steven Madden Ltd.(a)	10,977,676

		20,723,142

	Thrifts & Mortgage Finance – 1.0%
302,157	Essent Group Ltd.(a)	12,237,359

	Trading Companies & Distributors – 2.8%
141,648	Beacon Roofing Supply, Inc.(a)	7,259,460
446,230	BMC Stock Holdings, Inc.(a)	9,527,011
287,541	SiteOne Landscape Supply, Inc.(a)	16,706,132

		33,492,603

	Total Common Stocks (Identified Cost $842,542,400)	1,167,131,358

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Growth Fund – continued

Principal Amount	Description	Value (†)

Short-Term Investments – 3.5%
$42,636,661	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $42,637,869 on 10/02/2017 collateralized by $41,625,000 U.S. Treasury Note, 3.625% due 8/15/2019 valued at $43,491,049 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $42,636,661)	$42,636,661

	Total Investments – 99.9% (Identified Cost $885,179,061)	1,209,768,019
	Other assets less liabilities—0.1%	1,230,784

	Net Assets – 100.0%	$1,210,998,803

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at September 30, 2017

Software	9.0%
Internet Software & Services	8.3
Health Care Equipment & Supplies	7.3
Health Care Providers & Services	4.9
Semiconductors & Semiconductor Equipment	4.7
IT Services	4.5
Biotechnology	4.2
Machinery	4.0
Banks	3.8
Aerospace & Defense	3.3
Auto Components	3.1
Pharmaceuticals	3.0
Building Products	3.0
Diversified Consumer Services	3.0
Trading Companies & Distributors	2.8
Construction & Engineering	2.2
Hotels, Restaurants & Leisure	2.2
Diversified Telecommunication Services	2.1
Capital Markets	2.0
Life Sciences Tools & Services	2.0
Other Investments, less than 2% each	17.0
Short-Term Investments	3.5

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 99.2% of Net Assets

	Aerospace & Defense – 1.9%
265,079	Aerojet Rocketdyne Holdings, Inc.(a)	$9,280,416
192,699	BWX Technologies, Inc.	10,794,998

		20,075,414

	Auto Components – 3.3%
121,341	Adient PLC	10,191,431
136,200	Cooper Tire & Rubber Co.	5,093,880
102,382	Fox Factory Holding Corp.(a)	4,412,664
339,163	Horizon Global Corp.(a)	5,982,835
89,035	LCI Industries	10,314,705

		35,995,515

	Banks – 17.3%
291,869	BancorpSouth, Inc.	9,354,401
122,778	Bank of the Ozarks, Inc.	5,899,483
235,206	Bryn Mawr Bank Corp.	10,302,023
93,559	Carolina Financial Corp.	3,356,897
285,690	Cathay General Bancorp	11,484,738
331,025	CenterState Bank Corp.	8,871,470
189,785	Chemical Financial Corp.	9,918,164
428,530	CVB Financial Corp.	10,357,570
340,783	First Financial Bancorp	8,911,475
150,066	First Financial Bankshares, Inc.	6,782,983
325,784	Home BancShares, Inc.	8,216,273
128,635	IBERIABANK Corp.	10,567,365
145,331	LegacyTexas Financial Group, Inc.	5,801,614
199,619	PacWest Bancorp	10,082,756
124,735	Pinnacle Financial Partners, Inc.	8,351,008
269,947	Popular, Inc.	9,701,895
156,062	Prosperity Bancshares, Inc.	10,257,955
53,627	Signature Bank(a)	6,866,401
114,716	Texas Capital Bancshares, Inc.(a)	9,842,633
289,256	Triumph Bancorp, Inc.(a)	9,328,506
171,079	Wintrust Financial Corp.	13,397,197

		187,652,807

	Beverages – 0.6%
439,837	Cott Corp.	6,601,953

	Building Products – 1.6%
87,946	Apogee Enterprises, Inc.	4,244,274
133,662	Armstrong World Industries, Inc.(a)	6,850,177
86,005	Masonite International Corp.(a)	5,951,546

		17,045,997

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Capital Markets – 1.4%
233,795	Donnelley Financial Solutions, Inc.(a)	$5,040,620
179,068	Stifel Financial Corp.	9,572,975

		14,613,595

	Chemicals – 3.3%
292,262	AdvanSix, Inc.(a)	11,617,415
59,157	Ashland Global Holdings, Inc.	3,868,276
103,845	Cabot Corp.	5,794,551
118,904	Ingevity Corp.(a)	7,427,933
105,863	Minerals Technologies, Inc.	7,479,221

		36,187,396

	Commercial Services & Supplies – 3.8%
94,019	Clean Harbors, Inc.(a)	5,330,877
238,526	KAR Auction Services, Inc.	11,387,231
218,513	Kimball International, Inc.	4,320,002
135,679	Knoll, Inc.	2,713,580
284,953	LSC Communications, Inc.	4,704,574
211,762	Viad Corp.	12,896,306

		41,352,570

	Communications Equipment – 1.3%
174,957	ARRIS International PLC(a)	4,984,525
343,605	Digi International, Inc.(a)	3,642,213
600,447	Viavi Solutions, Inc.(a)	5,680,229

		14,306,967

	Construction & Engineering – 0.6%
99,805	MYR Group, Inc.(a)	2,908,318
85,960	Quanta Services, Inc.(a)	3,212,325

		6,120,643

	Construction Materials – 0.6%
84,574	U.S. Concrete, Inc.(a)	6,452,996

	Consumer Finance – 0.6%
219,421	PRA Group, Inc.(a)	6,286,412

	Distributors – 0.6%
196,034	Core-Mark Holding Co., Inc.	6,300,533

	Diversified Consumer Services – 1.2%
190,517	Adtalem Global Education, Inc.	6,830,035
525,781	Houghton Mifflin Harcourt Co.(a)	6,335,661

		13,165,696

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Diversified Financial Services – 0.5%
310,245	FNFV Group(a)	$5,320,702

	Electric Utilities – 1.3%
180,009	ALLETE, Inc.	13,912,896

	Electrical Equipment – 0.6%
265,485	TPI Composites, Inc.(a)	5,930,935

	Electronic Equipment, Instruments & Components – 5.2%
107,123	Belden, Inc.	8,626,615
190,865	II-VI, Inc.(a)	7,854,095
83,204	Kimball Electronics, Inc.(a)	1,801,366
102,732	Littelfuse, Inc.	20,123,144
133,698	Methode Electronics, Inc.	5,662,110
58,638	Rogers Corp.(a)	7,815,273
218,026	Vishay Intertechnology, Inc.	4,098,889

		55,981,492

	Energy Equipment & Services – 2.9%
317,535	C&J Energy Services, Inc.(a)	9,516,524
240,094	Natural Gas Services Group, Inc.(a)	6,818,670
326,184	RPC, Inc.	8,086,101
240,166	U.S. Silica Holdings, Inc.	7,461,958

		31,883,253

	Food & Staples Retailing – 0.5%
214,629	SpartanNash Co.	5,659,767

	Food Products – 2.0%
318,092	Darling Ingredients, Inc.(a)	5,572,972
20,566	J&J Snack Foods Corp.	2,700,316
102,238	Post Holdings, Inc.(a)	9,024,548
523,103	SunOpta, Inc.(a)	4,550,996

		21,848,832

	Health Care Equipment & Supplies – 1.6%
182,748	Halyard Health, Inc.(a)	8,229,142
265,328	Varex Imaging Corp.(a)	8,978,700

		17,207,842

	Health Care Providers & Services – 0.4%
82,392	AMN Healthcare Services, Inc.(a)	3,765,314

	Hotels, Restaurants & Leisure – 3.4%
593,376	Caesars Entertainment Corp.(a)	7,921,570
278,250	Carrols Restaurant Group, Inc.(a)	3,032,925
59,259	Churchill Downs, Inc.	12,219,206
19,562	Cracker Barrel Old Country Store, Inc.	2,965,990
89,176	Marriott Vacations Worldwide Corp.	11,105,087

		37,244,778

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Household Durables – 0.7%
77,742	Helen of Troy Ltd.(a)	$7,533,200

	Household Products – 0.4%
295,958	HRG Group, Inc.(a)	4,619,904

	Industrial Conglomerates – 0.7%
226,336	Raven Industries, Inc.	7,333,286

	Insurance – 3.9%
125,076	Atlas Financial Holdings, Inc.(a)	2,363,936
320,846	Employers Holdings, Inc.	14,582,451
131,997	First American Financial Corp.	6,595,890
154,995	ProAssurance Corp.	8,470,477
71,516	Reinsurance Group of America, Inc., Class A	9,978,627

		41,991,381

	Internet & Direct Marketing Retail – 2.1%
310,985	1-800-Flowers.com, Inc., Class A(a)	3,063,202
81,135	HSN, Inc.	3,168,322
101,668	Liberty Expedia Holdings, Inc., Series A(a)	5,399,588
199,899	Liberty Ventures, Series A(a)	11,504,187

		23,135,299

	Internet Software & Services – 1.2%
176,033	CommerceHub, Inc., Series C(a)	3,758,304
81,415	IAC/InterActiveCorp(a)	9,572,776

		13,331,080

	IT Services – 4.0%
113,291	Booz Allen Hamilton Holding Corp.	4,235,950
405,978	Conduent, Inc.(a)	6,361,675
107,076	CSG Systems International, Inc.	4,293,748
154,758	DST Systems, Inc.	8,493,119
128,121	Euronet Worldwide, Inc.(a)	12,144,590
72,208	WEX, Inc.(a)	8,103,182

		43,632,264

	Leisure Products – 0.4%
245,671	Nautilus, Inc.(a)	4,151,840

	Life Sciences Tools & Services – 0.6%
209,906	VWR Corp.(a)	6,949,988

	Machinery – 5.8%
55,852	Alamo Group, Inc.	5,996,829
155,875	Albany International Corp., Class A	8,947,225
65,445	Altra Industrial Motion Corp.	3,147,904
216,095	Columbus McKinnon Corp.	8,183,518

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Machinery – continued
106,764	EnPro Industries, Inc.	$8,597,705
93,199	John Bean Technologies Corp.	9,422,419
68,513	RBC Bearings, Inc.(a)	8,574,402
90,290	Standex International Corp.	9,588,798

		62,458,800

	Marine – 0.4%
68,699	Kirby Corp.(a)	4,530,699

	Media – 1.9%
341,869	E.W. Scripps Co. (The), Class A(a)	6,533,117
151,253	Emerald Expositions Events, Inc.	3,515,120
250,932	Gray Television, Inc.(a)	3,939,632
118,098	John Wiley & Sons, Inc., Class A	6,318,243

		20,306,112

	Metals & Mining – 0.5%
507,316	Ferroglobe R&W Trust(a)(b)(c)(d)	—
135,487	Haynes International, Inc.	4,865,338

		4,865,338

	Multi-Utilities – 0.9%
163,333	NorthWestern Corp.	9,300,181

	Oil, Gas & Consumable Fuels – 2.2%
93,551	Arch Coal, Inc., Class A	6,711,349
294,996	Gulfport Energy Corp.(a)	4,230,242
415,097	QEP Resources, Inc.(a)	3,557,381
1,009,422	SRC Energy, Inc.(a)	9,761,111

		24,260,083

	Pharmaceuticals – 1.2%
188,243	Catalent, Inc.(a)	7,514,660
103,420	Prestige Brands Holdings, Inc.(a)	5,180,308

		12,694,968

	Professional Services – 1.8%
100,932	Insperity, Inc.	8,882,016
271,493	Korn/Ferry International	10,704,969

		19,586,985

	REITs – Apartments – 0.6%
156,503	American Campus Communities, Inc.	6,909,607

	REITs – Health Care – 0.3%
168,558	Sabra Healthcare REIT, Inc.	3,698,163

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	REITs – Hotels – 0.4%
233,372	Hersha Hospitality Trust	$4,357,055

	REITs – Mortgage – 0.6%
549,511	iStar, Inc.(a)	6,484,230

	REITs – Office Property – 0.4%
123,588	JBG SMITH Properties(a)	4,227,945

	REITs – Shopping Centers – 1.0%
588,668	Retail Opportunity Investments Corp.	11,190,579

	REITs – Single Tenant – 0.5%
133,635	National Retail Properties, Inc.	5,567,234

	REITs – Storage – 0.8%
351,530	CubeSmart	9,125,719

	REITs – Warehouse/Industrials – 1.3%
133,931	CyrusOne, Inc.	7,892,554
203,425	Rexford Industrial Realty, Inc.	5,822,023

		13,714,577

	Road & Rail – 1.6%
100,199	Genesee & Wyoming, Inc., Class A(a)	7,415,728
90,418	Old Dominion Freight Line, Inc.	9,955,926

		17,371,654

	Semiconductors & Semiconductor Equipment – 2.5%
25,360	Advanced Energy Industries, Inc.(a)	2,048,074
182,785	Mellanox Technologies Ltd.(a)	8,618,313
132,532	Semtech Corp.(a)	4,976,576
307,376	Teradyne, Inc.	11,462,051

		27,105,014

	Software – 1.0%
282,408	TiVo Corp.	5,605,799
132,554	Verint Systems, Inc.(a)	5,547,385

		11,153,184

	Specialty Retail – 1.5%
191,305	Camping World Holdings, Inc., Class A	7,793,766
135,400	Genesco, Inc.(a)	3,601,640
220,129	Sally Beauty Holdings, Inc.(a)	4,310,126

		15,705,532

	Technology Hardware, Storage & Peripherals – 0.3%
172,209	Cray, Inc.(a)	3,349,465

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Thrifts & Mortgage Finance – 1.2%
102,361	Federal Agricultural Mortgage Corp., Class C	$7,445,739
207,155	OceanFirst Financial Corp.	5,694,691

		13,140,430

	Total Common Stocks (Identified Cost $702,063,383)	1,074,696,101

Closed-End Investment Companies – 0.3%
259,234	Hercules Capital, Inc. (Identified Cost $3,522,560)	3,344,118

Principal Amount

Short-Term Investments – 1.1%
$11,351,292	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $11,351,614 on 10/02/2017 collateralized by $11,575,000 Federal Home Loan Mortgage Corp., 1.250% due 10/02/2019 valued at $11,582,061 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $11,351,292)	11,351,292

	Total Investments – 100.6% (Identified Cost $716,937,235)	1,089,391,511
	Other assets less liabilities – (0.6)%	(6,061,997)

	Net Assets – 100.0%	$1,083,329,514

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Illiquid security. (Unaudited)
(c)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2017, the value of these securities amounted to $0 or 0.0% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Security subject to restrictions on resale. This security was acquired on November 29, 2016 at a cost of $0. At September 30, 2017, the value of this security amounted to $0 or 0.0% of net assets.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Value Fund – continued

Industry Summary at September 30, 2017

Banks	17.3%
Machinery	5.8
Electronic Equipment, Instruments & Components	5.2
IT Services	4.0
Insurance	3.9
Commercial Services & Supplies	3.8
Hotels, Restaurants & Leisure	3.4
Chemicals	3.3
Auto Components	3.3
Energy Equipment & Services	2.9
Semiconductors & Semiconductor Equipment	2.5
Oil, Gas & Consumable Fuels	2.2
Internet & Direct Marketing Retail	2.1
Food Products	2.0
Other Investments, less than 2% each	37.8
Short-Term Investments	1.1

Total Investments	100.6
Other assets less liabilities	(0.6)

Net Assets	100.0%

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small/Mid Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 97.1% of Net Assets

	Aerospace & Defense – 4.2%
2,530	HEICO Corp.	$227,219
3,216	Hexcel Corp.	184,663
3,930	Mercury Systems, Inc.(a)	203,888

		615,770

	Air Freight & Logistics – 1.8%
3,832	XPO Logistics, Inc.(a)	259,733

	Auto Components – 1.2%
1,489	LCI Industries	172,501

	Banks – 4.5%
4,000	Columbia Banking System, Inc.	168,440
1,202	First Republic Bank	125,561
6,681	Home BancShares, Inc.	168,495
3,612	Western Alliance Bancorp(a)	191,725

		654,221

	Biotechnology – 3.1%
10,192	Ironwood Pharmaceuticals, Inc.(a)	160,728
2,458	Neurocrine Biosciences, Inc.(a)	150,626
2,089	Prothena Corp. PLC(a)	135,305

		446,659

	Building Products – 1.2%
1,832	American Woodmark Corp.(a)	176,330

	Capital Markets – 6.3%
1,956	CBOE Holdings, Inc.	210,524
1,033	MarketAxess Holdings, Inc.	190,599
1,504	MSCI, Inc.	175,817
3,553	SEI Investments Co.	216,946
2,258	Stifel Financial Corp.	120,713

		914,599

	Commercial Services & Supplies – 3.5%
3,411	Healthcare Services Group, Inc.	184,092
3,660	KAR Auction Services, Inc.	174,728
4,703	Ritchie Bros. Auctioneers, Inc.	148,709

		507,529

	Consumer Finance – 0.6%
8,268	SLM Corp.(a)	94,834

	Diversified Consumer Services – 3.4%
2,806	Bright Horizons Family Solutions, Inc.(a)	241,905
2,783	Grand Canyon Education, Inc.(a)	252,752

		494,657

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Diversified Telecommunication Services – 1.5%
4,482	Cogent Communications Holdings, Inc.	$219,170

	Electrical Equipment – 1.3%
4,002	Generac Holdings, Inc.(a)	183,812

	Electronic Equipment, Instruments & Components – 5.1%
526	Coherent, Inc.(a)	123,699
4,903	National Instruments Corp.	206,760
1,372	Rogers Corp.(a)	182,860
5,853	Trimble, Inc.(a)	229,730

		743,049

	Energy Equipment & Services – 1.1%
2,034	Dril-Quip, Inc.(a)	89,801
2,965	Oil States International, Inc.(a)	75,163

		164,964

	Food Products – 0.8%
4,083	Blue Buffalo Pet Products, Inc.(a)	115,753

	Health Care Equipment & Supplies – 8.9%
665	ABIOMED, Inc.(a)	112,119
1,345	Align Technology, Inc.(a)	250,533
1,351	Cantel Medical Corp.	127,224
5,119	Merit Medical Systems, Inc.(a)	216,789
1,583	Penumbra, Inc.(a)	142,945
1,377	STERIS PLC	121,727
1,384	West Pharmaceutical Services, Inc.	133,224
7,823	Wright Medical Group NV(a)	202,381

		1,306,942

	Health Care Providers & Services – 3.1%
4,327	HealthEquity, Inc.(a)	218,860
1,341	WellCare Health Plans, Inc.(a)	230,303

		449,163

	Health Care Technology – 2.3%
4,132	Cotiviti Holdings, Inc.(a)	148,670
3,286	Veeva Systems, Inc., Class A(a)	185,363

		334,033

	Hotels, Restaurants & Leisure – 3.1%
8,467	Planet Fitness, Inc., Class A	228,440
996	Vail Resorts, Inc.	227,207

		455,647

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Internet Software & Services – 3.5%
860	CoStar Group, Inc.(a)	$230,695
4,914	GTT Communications, Inc.(a)	155,528
1,774	j2 Global, Inc.	131,063

		517,286

	IT Services – 4.1%
3,236	Black Knight Financial Services, Inc., Class A(a)	139,310
1,905	Broadridge Financial Solutions, Inc.	153,962
1,283	EPAM Systems, Inc.(a)	112,814
1,553	Gartner, Inc.(a)	193,209

		599,295

	Leisure Products – 1.2%
3,040	Brunswick Corp.	170,149

	Life Sciences Tools & Services – 1.6%
2,103	ICON PLC(a)	239,490

	Machinery – 7.6%
4,061	Altra Industrial Motion Corp.	195,334
7,770	Gardner Denver Holdings, Inc.(a)	213,831
1,164	John Bean Technologies Corp.	117,680
1,287	Middleby Corp. (The)(a)	164,955
3,707	Sun Hydraulics Corp.	200,178
1,427	WABCO Holdings, Inc.(a)	211,196

		1,103,174

	Media – 1.5%
5,104	Live Nation Entertainment, Inc.(a)	222,279

	Oil, Gas & Consumable Fuels – 1.7%
1,473	Diamondback Energy, Inc.(a)	144,295
3,963	Parsley Energy, Inc., Class A(a)	104,385

		248,680

	Professional Services – 1.4%
4,221	TransUnion(a)	199,484

	Real Estate Management & Development – 1.1%
2,522	First Service Corp.	165,973

	Semiconductors & Semiconductor Equipment – 2.8%
2,552	Advanced Energy Industries, Inc.(a)	206,099
2,472	Silicon Laboratories, Inc.(a)	197,513

		403,612

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Software – 10.0%
2,146	Blackbaud, Inc.	$188,419
7,976	Callidus Software, Inc.(a)	196,609
3,005	Guidewire Software, Inc.(a)	233,969
2,967	HubSpot, Inc.(a)	249,376
2,594	Paylocity Holding Corp.(a)	126,639
3,193	PTC, Inc.(a)	179,702
2,674	Talend S.A., ADR(a)	109,474
894	Ultimate Software Group, Inc. (The)(a)	169,502

		1,453,690

	Specialty Retail – 1.8%
3,928	Camping World Holdings, Inc., Class A	160,027
2,750	Floor & Decor Holdings, Inc., Class A(a)	107,057

		267,084

	Textiles, Apparel & Luxury Goods – 0.7%
1,697	Columbia Sportswear Co.	104,501

	Trading Companies & Distributors – 1.1%
7,556	BMC Stock Holdings, Inc.(a)	161,321

	Total Common Stocks (Identified Cost $10,749,363)	14,165,384

Principal Amount

Short-Term Investments – 4.7%
$689,253	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340%, to be repurchased at $689,273 on 10/02/2017 collateralized by $700,000 Federal Home Loan Mortgage Corp., 1.625% due 10/25/2019 valued at $705,048 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $689,253)	689,253

	Total Investments – 101.8% (Identified Cost $11,438,616)	14,854,637
	Other assets less liabilities—(1.8)%	(262,448)

	Net Assets – 100.0%	$14,592,189

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
SLM	Sallie Mae

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small/Mid Cap Growth Fund – continued

Industry Summary at September 30, 2017

Software	10.0%
Health Care Equipment & Supplies	8.9
Machinery	7.6
Capital Markets	6.3
Electronic Equipment, Instruments & Components	5.1
Banks	4.5
Aerospace & Defense	4.2
IT Services	4.1
Internet Software & Services	3.5
Commercial Services & Supplies	3.5
Diversified Consumer Services	3.4
Hotels, Restaurants & Leisure	3.1
Health Care Providers & Services	3.1
Biotechnology	3.1
Semiconductors & Semiconductor Equipment	2.8
Health Care Technology	2.3
Other Investments, less than 2% each	21.6
Short-Term Investments	4.7

Total Investments	101.8
Other assets less liabilities	(1.8)

Net Assets	100.0%

See accompanying notes to financial statements.

|  38

Statements of Assets and Liabilities

September 30, 2017

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
ASSETS
Investments at cost	$885,179,061	$716,937,235	$11,438,616
Net unrealized appreciation	324,588,958	372,454,276	3,416,021

Investments at value	1,209,768,019	1,089,391,511	14,854,637
Cash	—	19,862	—
Receivable for Fund shares sold	1,478,518	5,043,749	—
Receivable for securities sold	14,640,497	1,246,016	81,790
Dividends and interest receivable	156,519	824,502	2,768
Prepaid expenses (Note 7)	1,359	1,400	12

TOTAL ASSETS	1,226,044,912	1,096,527,040	14,939,207

LIABILITIES
Payable for securities purchased	13,101,448	2,318,437	286,441
Payable for Fund shares redeemed	929,250	9,910,349	—
Management fees payable (Note 5)	722,480	616,421	1,125
Deferred Trustees’ fees (Note 5)	147,266	210,306	15,885
Administrative fees payable (Note 5)	43,069	38,568	500
Payable to distributor (Note 5d)	14,918	13,143	5
Other accounts payable and accrued expenses	87,678	90,302	43,062

TOTAL LIABILITIES	15,046,109	13,197,526	347,018

NET ASSETS	$1,210,998,803	$1,083,329,514	$14,592,189

NET ASSETS CONSIST OF:
Paid-in capital	$761,488,895	$604,710,592	$11,650,100
Accumulated net investment loss/Distributions in excess of net investment income	(5,263,019)	(210,306)	(61,727)
Accumulated net realized gain (loss) on investments	130,183,969	106,374,952	(412,205)
Net unrealized appreciation on investments	324,588,958	372,454,276	3,416,021

NET ASSETS	$1,210,998,803	$1,083,329,514	$14,592,189

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$824,103,365	$665,228,647	$14,592,189

Shares of beneficial interest	30,112,909	17,800,747	1,185,482

Net asset value, offering and redemption price per share	$27.37	$37.37	$12.31

Retail Class:
Net assets	$107,387,452	$251,405,361	$—

Shares of beneficial interest	4,206,162	6,825,664	—

Net asset value, offering and redemption price per share	$25.53	$36.83	$—

Admin Class shares:
Net assets	$—	$30,533,300	$—

Shares of beneficial interest	—	858,205	—

Net asset value, offering and redemption price per share	$—	$35.58	$—

Class N shares:
Net assets	$279,507,986	$136,162,206	$—

Shares of beneficial interest	10,164,413	3,640,096	—

Net asset value, offering and redemption price per share	$27.50	$37.41	$—

See accompanying notes to financial statements.

39  |

Statements of Operations

For the Year Ended September 30, 2017

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
INVESTMENT INCOME
Dividends	$4,963,053	$13,859,637	$108,118
Interest	81,334	44,009	824
Less net foreign taxes withheld	—	(41,104)	(649)

	5,044,387	13,862,542	108,293

Expenses
Management fees (Note 5)	8,403,095	8,194,663	94,144
Service and distribution fees (Note 5)	268,701	847,827	—
Administrative fees (Note 5)	499,964	487,649	5,601
Trustees’ fees and expenses (Note 5)	58,837	65,114	17,436
Transfer agent fees and expenses (Notes 5 and 6)	1,130,392	1,007,283	1,685
Audit and tax services fees	39,804	40,683	39,801
Custodian fees and expenses	39,323	34,928	5,556
Legal fees	24,646	24,720	274
Registration fees	53,535	86,248	22,669
Shareholder reporting expenses	54,386	78,674	2,067
Miscellaneous expenses (Note 7)	44,026	44,792	7,573

Total expenses	10,616,709	10,912,581	196,806
Less waiver and/or expense reimbursement (Note 5)	—	(296,015)	(90,110)

Net expenses	10,616,709	10,616,566	106,696

Net investment income (loss)	(5,572,322)	3,245,976	1,597

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	135,932,255	115,058,075	678,497
Net change in unrealized appreciation (depreciation) on:
Investments	112,076,460	73,375,443	2,355,415

Net realized and unrealized gain on investments	248,008,715	188,433,518	3,033,912

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$242,436,393	$191,679,494	$3,035,509

See accompanying notes to financial statements.

|  40

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016
FROM OPERATIONS:
Net investment income (loss)	$(5,572,322)	$(4,723,031)	$3,245,976	$4,590,712
Net realized gain (loss) on investments	135,932,255	(7,969,145)	115,058,075	95,614,322
Net change in unrealized appreciation (depreciation) on investments	112,076,460	88,312,376	73,375,443	60,726,807

Net increase in net assets resulting from operations	242,436,393	75,620,200	191,679,494	160,931,841

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	—	—	(2,669,796)	(4,437,216)
Retail Class	—	—	(383,151)	(1,004,613)
Admin Class	—	—	—	(29,796)
Class N	—	—	(394,109)	(305,471)
Net realized capital gains
Institutional Class	—	(60,491,317)	(52,752,875)	(64,722,294)
Retail Class	—	(11,886,045)	(20,871,880)	(27,186,960)
Admin Class	—	—	(3,598,566)	(4,490,438)
Class N	—	(13,284,984)	(6,619,873)	(3,940,507)

Total distributions	—	(85,662,346)	(87,290,250)	(106,117,295)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(159,223,554)	11,449,327	(55,801,811)	(76,857,263)

Net increase (decrease) in net assets	83,212,839	1,407,181	48,587,433	(22,042,717)
NET ASSETS
Beginning of the year	1,127,785,964	1,126,378,783	1,034,742,081	1,056,784,798

End of the year	$1,210,998,803	$1,127,785,964	$1,083,329,514	$1,034,742,081

ACCUMULATED NET INVESTMENT LOSS/UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(5,263,019)	$(3,237,689)	$(210,306)	$1,498,395

See accompanying notes to financial statements.

41  |

Statements of Changes in Net Assets – continued

	Small/Mid Cap Growth Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
FROM OPERATIONS:
Net investment income (loss)	$1,597	$(23,360)
Net realized gain (loss) on investments	678,497	(943,201)
Net change in unrealized appreciation (depreciation) on investments	2,355,415	1,835,053

Net increase in net assets resulting from operations	3,035,509	868,492

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(22,881)	—

Total distributions	(22,881)	—

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(394,862)	1,863,761

Net increase in net assets	2,617,766	2,732,253
NET ASSETS
Beginning of the year	11,974,423	9,242,170

End of the year	$14,592,189	$11,974,423

ACCUMULATED NET INVESTMENT LOSS/DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(61,727)	$(18,730)

See accompanying notes to financial statements.

|  42

Financial Highlights

For a share outstanding throughout each period.

	Small Cap Growth Fund—Institutional Class
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013
Net asset value, beginning of the period	$22.03	$22.22	$24.27	$26.35		$19.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.12)	(0.09)	(0.14)	(0.16	)(b)	(0.15	)(c)
Net realized and unrealized gain (loss)	5.46	1.59	1.63	(0.09)		7.33

Total from Investment Operations	5.34	1.50	1.49	(0.25)		7.18

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—		—
Net realized capital gains	—	(1.69)	(3.54)	(1.83)		—

Total Distributions	—	(1.69)	(3.54)	(1.83)		—

Net asset value, end of the period	$27.37	$22.03	$22.22	$24.27		$26.35

Total return	24.24%	6.92%	5.78%	(1.31	)%(b)	37.45	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$824,103	$812,383	$800,883	$852,131		$914,000
Net expenses	0.95%	0.95%	0.94%	0.94%		0.94%
Gross expenses	0.95%	0.95%	0.94%	0.94%		0.94%
Net investment loss	(0.49)%	(0.41)%	(0.57)%	(0.63	)%(b)	(0.70	)%(c)
Portfolio turnover rate	45%	56%	78%	63%		56%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.17), total return would have been (1.35)% and the ratio of net investment loss to average net assets would have been (0.66)%.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.16), total return would have been 37.40% and the ratio of net investment loss to average net assets would have been (0.75)%.

See accompanying notes to financial statements.

43  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Retail Class
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013
Net asset value, beginning of the period	$20.61	$20.93	$23.10	$25.23		$18.41

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.16)	(0.13)	(0.19)	(0.22	)(b)	(0.20	)(c)
Net realized and unrealized gain (loss)	5.08	1.50	1.56	(0.08)		7.02

Total from Investment Operations	4.92	1.37	1.37	(0.30)		6.82

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—		—
Net realized capital gains	—	(1.69)	(3.54)	(1.83)		—

Total Distributions	—	(1.69)	(3.54)	(1.83)		—

Net asset value, end of the period	$25.53	$20.61	$20.93	$23.10		$25.23

Total return	23.93%	6.61%	5.58%	(1.58	)%(b)	37.05	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$107,387	$118,670	$162,906	$175,393		$211,724
Net expenses	1.20%	1.20%	1.19%	1.21%		1.25	%(d)
Gross expenses	1.20%	1.20%	1.19%	1.21%		1.25	%(d)
Net investment loss	(0.73)%	(0.66)%	(0.82)%	(0.90	)%(b)	(0.99	)%(c)
Portfolio turnover rate	45%	56%	78%	63%		56%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.23), total return would have been (1.58)% and the ratio of net investment loss to average net assets would have been (0.93)%.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.21), total return would have been 36.99% and the ratio of net investment loss to average net assets would have been (1.05)%.
(d)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

|  44

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Class N
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$22.11	$22.27	$24.29	$26.36		$20.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.09)	(0.06)	(0.12)	(0.14	)(b)	(0.11)
Net realized and unrealized gain (loss)	5.48	1.59	1.64	(0.10)		6.25

Total from Investment Operations	5.39	1.53	1.52	(0.24)		6.14

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—		—
Net realized capital gains	—	(1.69)	(3.54)	(1.83)		—

Total Distributions	—	(1.69)	(3.54)	(1.83)		—

Net asset value, end of the period	$27.50	$22.11	$22.27	$24.29		$26.36

Total return	24.38%	7.05%	5.92%	(1.27	)%(b)	30.37	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$279,508	$196,733	$162,591	$15,080		$7,580
Net expenses	0.82%	0.83%	0.83%	0.83%		0.83	%(d)
Gross expenses	0.82%	0.83%	0.83%	0.83%		0.83	%(d)
Net investment loss	(0.39)%	(0.29)%	(0.51)%	(0.53	)%(b)	(0.63	)%(d)
Portfolio turnover rate	45%	56%	78%	63%		56%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.14), total return would have been (1.31)% and the ratio of net investment loss to average net assets would have been (0.56)%.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

45  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Institutional Class
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$33.78	$32.19	$36.40	$37.42	$29.14

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13	0.17	0.27	0.20	0.20
Net realized and unrealized gain (loss)	6.36	4.82	0.49	2.18	8.41

Total from Investment Operations	6.49	4.99	0.76	2.38	8.61

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)	(0.22)	(0.22)	(0.10)	(0.30)
Net realized capital gains	(2.76)	(3.18)	(4.75)	(3.30)	(0.03)

Total Distributions	(2.90)	(3.40)	(4.97)	(3.40)	(0.33)

Net asset value, end of the period	$37.37	$33.78	$32.19	$36.40	$37.42

Total return(b)	19.68%	16.75%	1.20%	6.17%	29.82%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$665,229	$654,501	$666,107	$730,901	$733,512
Net expenses(c)	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	0.93%	0.93%	0.92%	0.91%	0.91%
Net investment income	0.37%	0.52%	0.75%	0.53%	0.61%
Portfolio turnover rate	25%	22%	22%	23%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  46

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Retail Class
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$33.33	$31.78	$35.98	$37.03	$28.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04	0.08	0.18	0.10	0.12
Net realized and unrealized gain (loss)	6.27	4.77	0.48	2.16	8.32

Total from Investment Operations	6.31	4.85	0.66	2.26	8.44

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.12)	(0.11)	(0.01)	(0.22)
Net realized capital gains	(2.76)	(3.18)	(4.75)	(3.30)	(0.03)

Total Distributions	(2.81)	(3.30)	(4.86)	(3.31)	(0.25)

Net asset value, end of the period	$36.83	$33.33	$31.78	$35.98	$37.03

Total return(b)	19.38%	16.47%	0.94%	5.90%	29.48%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$251,405	$267,936	$306,360	$358,698	$403,475
Net expenses(c)	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	1.18%	1.18%	1.17%	1.20%	1.22%
Net investment income	0.12%	0.27%	0.50%	0.28%	0.37%
Portfolio turnover rate	25%	22%	22%	23%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

47  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Admin Class
	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$32.31	$30.88		$35.06		$36.24	$28.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.04)	0.01		0.09		0.01	0.04
Net realized and unrealized gain (loss)	6.07	4.62		0.48		2.11	8.15

Total from Investment Operations	6.03	4.63		0.57		2.12	8.19

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.02)		(0.00	)(b)	—	(0.14)
Net realized capital gains	(2.76)	(3.18)		(4.75)		(3.30)	(0.03)

Total Distributions	(2.76)	(3.20)		(4.75)		(3.30)	(0.17)

Net asset value, end of the period	$35.58	$32.31		$30.88		$35.06	$36.24

Total return(c)	19.10%	16.19%		0.71%		5.63%	29.17%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$30,533	$43,973		$45,762		$61,791	$74,892
Net expenses(d)	1.40%	1.39	%(e)	1.38	%(f)	1.40%	1.40%
Gross expenses	1.43%	1.42	%(e)	1.40	%(f)	1.51%	1.52%
Net investment income (loss)	(0.11)%	0.03%		0.28%		0.02%	0.11%
Portfolio turnover rate	25%	22%		22%		23%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes refund of prior year service fee of 0.01%.
(f)	Includes refund of prior year service fee of 0.02%.

See accompanying notes to financial statements.

|  48

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Class N
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$33.81	$32.22	$36.44		$37.44		$32.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15	0.19	0.27		0.23		0.06
Net realized and unrealized gain (loss)	6.37	4.83	0.50		2.18		5.30

Total from Investment Operations	6.52	5.02	0.77		2.41		5.36

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.25)	(0.24)		(0.11)		—
Net realized capital gains	(2.76)	(3.18)	(4.75)		(3.30)		—

Total Distributions	(2.92)	(3.43)	(4.99)		(3.41)		—

Net asset value, end of the period	$37.41	$33.81	$32.22		$36.44		$37.44

Total return	19.78%	16.84%	1.25%		6.25	%(b)	16.71	%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$136,162	$68,332	$38,555		$2,568		$1
Net expenses	0.83%	0.83%	0.83	%(d)	0.85	%(e)	0.85	%(e)(f)
Gross expenses	0.83%	0.83%	0.83	%(d)	0.89%		14.45	%(f)
Net investment income	0.44%	0.61%	0.76%		0.60%		0.27	%(f)
Portfolio turnover rate	25%	22%	22%		23%		22%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

49  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small/Mid Cap Growth Fund— Institutional Class
	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015*
Net asset value, beginning of the period	$9.73	$9.05	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.00 (b)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	2.60	0.70	(0.94)

Total from Investment Operations	2.60	0.68	(0.95)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)	—	—

Total Distributions	(0.02)	—	—

Net asset value, end of the period	$12.31	$9.73	$9.05

Total return(c)	26.74%	7.51%	(9.50	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$14,592	$11,974	$9,242
Net expenses(e)	0.85%	0.85%	0.85	%(f)
Gross expenses	1.57%	1.75%	2.65	%(f)
Net investment income (loss)	0.01%	(0.22)%	(0.53	)%(f)
Portfolio turnover rate	49%	53%	14%

*	From commencement of operations on June 30, 2015 through September 30, 2015.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  50

Notes to Financial Statements

September 30, 2017

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Loomis Sayles Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”)

Each Fund is a diversified investment company.

Small Cap Growth Fund and Small Cap Value Fund were closed to new investors effective September 14, 2012 and September 15, 2008, respectively. Small Cap Growth Fund and Small Cap Value Fund continue to offer Institutional Class, Retail Class and Class N shares to existing investors and Small Cap Value Fund continues to offer Admin Class shares to existing investors.

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000 for Small Cap Growth Fund and Small Cap Value Fund and $1,000,000 for Small/Mid Cap Growth Fund. Certain categories of investors are exempted from the minimum investment amount for Class N and Institutional Class as outlined in the relevant Fund’s prospectus. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class and Admin Class), and transfer agent fees are borne collectively for Institutional Class, Retail Class and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

51  |

Notes to Financial Statements – continued

September 30, 2017

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock

|  52

Notes to Financial Statements – continued

September 30, 2017

Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

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Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2017 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments

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are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as return of capital distributions received, distributions in excess of income and/or capital gain, distribution re-designations, and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to return of capital distributions received, deferred Trustees’ fees and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2017 and 2016 were as follows:

	2017 Distributions Paid From:			2016 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$—	$—	$—	$85,662,346	$85,662,346
Small Cap Value Fund	3,961,114	83,329,136	87,290,250	7,118,205	98,999,090	106,117,295
Small/Mid Cap Growth Fund	22,881	—	22,881	—	—	—

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

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As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Undistributed long-term capital gains	$129,613,161	$107,585,778	$—

Capital loss carryforward:
Short-term:
No expiration date	—	—	(407,754)

Late-year ordinary and post-October capital loss deferrals*	(5,115,753)	(1,516,032)	(45,842)

Unrealized appreciation	325,159,766	372,759,482	3,411,570

Total accumulated earnings	$449,657,174	$478,829,228	$2,957,974

Capital loss carryforward utilized in the current year	$6,873,084	$—	$693,519

* Under current tax law, net operating losses, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Small Cap Growth Fund and Small/Mid Cap Growth Fund are deferring net operating losses. Small Cap Value Fund is deferring capital losses.

As of September 30, 2017, the cost of investments and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Federal tax cost	$884,608,253	$716,632,029	$11,443,067

Gross tax appreciation	$335,810,831	$394,382,186	$3,515,114
Gross tax depreciation	(10,651,065)	(21,622,704)	(103,544)

Net tax appreciation	$325,159,766	$372,759,482	$3,411,570

f.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2017, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded

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the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2017, none of the Funds had loaned securities under this agreement.

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•	Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity

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for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2017, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,167,131,358	$—	$—	$1,167,131,358
Short-Term Investments	—	42,636,661	—	42,636,661

Total	$1,167,131,358	$42,636,661	$—	$1,209,768,019

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2017, there were no transfers among Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,074,696,101	$—	$—	$1,074,696,101
Closed-End Investment Companies	3,344,118	—	—	3,344,118
Short-Term Investments	—	11,351,292	—	11,351,292

Total	$1,078,040,219	$11,351,292	$—	$1,089,391,511

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2017, there were no transfers among Levels 1, 2 and 3.

Small/Mid Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$14,165,384	$—	$—	$14,165,384
Short-Term Investments	—	689,253	—	689,253

Total	$14,165,384	$689,253	$—	$14,854,637

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2017, there were no transfers among Levels 1, 2 and 3.

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4.  Purchases and Sales of Securities. For the year ended September 30, 2017, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$489,086,012	$661,629,571
Small Cap Value Fund	266,759,428	398,398,176
Small/Mid Cap Growth Fund	5,975,263	6,485,030

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%
Small/Mid Cap Growth Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2018, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2017, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	1.00%	1.25%	—	0.95%
Small Cap Value Fund	0.90%	1.15%	1.40%	0.85%
Small/Mid Cap Growth Fund	0.85%	—	—	—

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

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For the year ended September 30, 2017, the management fees for each Fund were as follows:

	Gross Management	Contractual Waivers of Management	Net Management	Percentage of Average Daily Net Assets
Fund	Fees	Fees[1]	Fees	Gross	Net
Small Cap Growth Fund	$8,403,095	$—	$8,403,095	0.75%	0.75%
Small Cap Value Fund	8,194,663	—	8,194,663	0.75%	0.75%
Small/Mid Cap Growth Fund	94,144	90,110	4,034	0.75%	0.03%

For the year ended September 30, 2017, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Class N	Total
Small Cap Value Fund	$205,968	$79,867	$10,180	$—	$296,015

1 Waivers/expense reimbursements are subject to possible recovery until September 30, 2018.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles’ general partner is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, Small Cap Value Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by

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Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2017, the service and distribution fees for each Fund were as follows:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$268,701	$—
Small Cap Value Fund	89,594	668,639	89,594

c.  Administrative Fees. Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2017, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Small Cap Growth Fund	$499,964
Small Cap Value Fund	487,649
Small/Mid Cap Growth Fund	5,601

d.  Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the

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intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2017, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Small Cap Growth Fund	$1,104,880
Small Cap Value Fund	966,928
Small/Mid Cap Growth Fund	298

As of September 30, 2017, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Small Cap Growth Fund	$14,918
Small Cap Value Fund	13,143
Small/Mid Cap Growth Fund	5

Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.   Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the

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annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Affiliated Ownership. As of September 30, 2017, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”), Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”), and Natixis held shares of the Funds representing the following percentages of the Fund’s net assets:

Fund	Pension Plan	Retirement Plan	Natixis	Total Affiliated Ownership
Small Cap Growth Fund	0.63%	1.47%	—	2.10%
Small Cap Value Fund	1.13%	2.80%	—	3.93%
Small/Mid Cap Growth	—	15.21%	68.21%	83.42%

Investment activities of affiliated shareholders could have material impacts on the Funds.

6.  Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

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For the year ended September 30, 2017, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	$994,456	$134,729	$—	$1,207
Small Cap Value Fund	699,831	270,516	36,332	604
Small/Mid Cap Growth Fund	1,685	—	—	—

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 13, 2017, the commitment fee was 0.10% per annum based on the average daily unused portion of the line of credit.

For the year ended September 30, 2017, none of the Funds had borrowings under this agreement.

8.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended September 30, 2017, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$41,991
Small Cap Value Fund	44,378
Small/Mid Cap Growth Fund	457

9.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the

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Funds. As of September 30, 2017, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 5f)	Total Percentage of Ownership
Small Cap Growth Fund	2	32.46%	—	32.46%
Small Cap Value Fund	2	19.88%	—	19.88%
Small/Mid Cap Growth	—	—	83.42%	83.42%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund
	Year Ended September 30, 2017		Year Ended September 30, 2016
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	4,034,738	$97,151,691	7,447,055	$155,701,856
Issued in connection with the reinvestment of distributions	—	—	2,716,857	58,412,420
Redeemed	(10,793,297)	(256,866,078)	(9,612,542)	(201,629,117)
Subscription in-kind (Note 11)	—	—	277,161	5,698,438

Net change	(6,758,559)	$(159,714,387)	828,531	$18,183,597

Retail Class
Issued from the sale of shares	692,134	$15,704,343	935,456	$18,282,313
Issued in connection with the reinvestment of distributions	—	—	588,964	11,867,620
Redeemed	(2,244,929)	(49,573,803)	(3,547,121)	(71,211,754)

Net change	(1,552,795)	$(33,869,460)	(2,022,701)	$(41,061,821)

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Notes to Financial Statements – continued

September 30, 2017

10.  Capital Shares – continued.

	Small Cap Growth Fund – continued
	Year Ended September 30, 2017		Year Ended September 30, 2016
Class N	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,855,688	$94,799,081	3,494,879	$74,656,476
Issued in connection with the reinvestment of distributions	—	—	616,186	13,284,984
Redeemed	(2,588,567)	(60,438,788)	(2,515,389)	(53,613,909)

Net change	1,267,121	$34,360,293	1,595,676	$34,327,551

Increase (decrease) from capital share transactions	(7,044,233)	$(159,223,554)	401,506	$11,449,327

	Small Cap Value Fund
	Year Ended September 30, 2017		Year Ended September 30, 2016
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,564,958	$126,242,963	3,109,829	$98,123,134
Issued in connection with the reinvestment of distributions	1,505,162	53,252,622	2,210,358	66,708,596
Redeemed	(6,645,676)	(233,677,752)	(5,042,901)	(158,011,519)
Redeemed in-kind (Note 11)	—	—	(1,595,784)	(52,325,759)

Net change	(1,575,556)	$(54,182,167)	(1,318,498)	$(45,505,548)

Retail Class
Issued from the sale of shares	616,632	$21,554,720	609,197	$18,890,158
Issued in connection with the reinvestment of distributions	607,283	21,218,469	943,438	28,142,755
Redeemed	(2,437,522)	(85,099,728)	(3,153,621)	(100,205,101)

Net change	(1,213,607)	$(42,326,539)	(1,600,986)	$(53,172,188)

Admin Class
Issued from the sale of shares	220,759	$7,434,300	341,303	$10,091,067
Issued in connection with the reinvestment of distributions	80,992	2,738,330	111,997	3,244,570
Redeemed	(804,540)	(27,089,959)	(574,173)	(17,370,719)

Net change	(502,789)	$(16,917,329)	(120,873)	$(4,035,082)

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Notes to Financial Statements – continued

September 30, 2017

10.  Capital Shares – continued.

	Small Cap Value Fund – continued
	Year Ended September 30, 2017		Year Ended September 30, 2016
Class N	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,948,540	$69,188,229	945,571	$29,754,154
Issued in connection with the reinvestment of distributions	198,135	7,013,982	140,642	4,245,978
Redeemed	(527,853)	(18,577,987)	(261,689)	(8,144,577)

Net change	1,618,822	$57,624,224	824,524	$25,855,555

Increase (decrease) from capital share transactions	(1,673,130)	$(55,801,811)	(2,215,833)	$(76,857,263)

	Small/Mid Cap Growth Fund
	Year Ended September 30, 2017		Year Ended September 30, 2016
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	183,187	$1,981,855	214,933	$1,914,485
Issued in connection with the reinvestment of distributions	2,259	22,881	—	—
Redeemed	(230,300)	(2,399,598)	(5,401)	(50,724)

Net change	(44,854)	$(394,862)	209,532	$1,863,761

Increase (decrease) from capital share transactions	(44,854)	$(394,862)	209,532	$1,863,761

11.  Redemption/Subscription In-Kind. In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. A Fund may also receive securities in lieu of cash as payment for Fund shares. For the year ended September 30, 2016, Small Cap Growth Fund participated in a subscription in-kind transaction and Small Cap Value Fund participated in a redemption in-kind transaction. There were no subscription in-kind or redemption in-kind transactions for the Funds during the year ended September 30, 2017.

12.  Subsequent Event. On November 17, 2017, the Board of Trustees of Loomis Sayles Funds I approved the re-opening of the Loomis Sayles Small Cap Value Fund to new investors. Effective November 27, 2017, the Fund offers Institutional Class, Retail Class, Admin Class and Class N shares to new and existing investors.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I, and Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth, each a series of Loomis Sayles Funds II, (collectively, the “Funds”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2017

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2017 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2017, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
Small Cap Value	100.00%
Small/Mid Cap Growth	100.00%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2017, unless subsequently determined to be different.

Fund	Amount
Small Cap Value	$83,329,136

Qualified Dividend Income. For the fiscal year ended September 30, 2017, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2017, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value
Small/Mid Cap Growth

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information includes additional information about the trustees of the Trusts and is available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	53 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	53 Director, Burlington Stores, Inc. (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	53 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	53 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	53 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell[3] (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	53 None	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Sandra O. Moose (1942)	Trustee since 2003 Audit Committee Member and Governance Committee Member	President, Strategic Advisory Services (management consulting)	53 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	53 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	53 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	53 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	53 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[4] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	53 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[5] (1965)	Trustee since 2011 President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P. Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.	53 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P. Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information – continued

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]	Ms. Mitchell was appointed as a Trustee effective July 1, 2017.

[4]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P. Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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LOOMIS FUNDS

Supplement dated June 30, 2017 to the Loomis Funds Summary Prospectuses, dated February 1, 2017, as may be revised or supplemented from time to time, for the following funds:

Loomis Sayles Bond Fund	Loomis Sayles Small Cap Growth Fund
Loomis Sayles Global Bond Fund	Loomis Sayles Small Cap Value Fund
Loomis Sayles Inflation Protected Securities Fund

Effective July 1, 2017, the information under the sub-section “Retail Class Shares” in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

Retail Class Shares

Retail Class shares of the Fund are subject to a minimum initial investment of $2,500 and a minimum subsequent investment of $50.

There is no initial or subsequent investment minimum for:

•

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

Loomis Sayles Bond Fund	Loomis Sayles Small Cap Growth Fund
Loomis Sayles Global Bond Fund	Loomis Sayles Small Cap Value Fund
Loomis Sayles Inflation Protected Securities Fund

Effective July 1, 2017, the information under the sub-section “Institutional Class Shares” in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

Institutional Class Shares

Institutional Class shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:

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•

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•

Fund Trustees, former Fund trustees, employees of affiliates of the Loomis Sayles Funds and other individuals who are affiliated with any Loomis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of NGAM Advisors, clients of NGAM Advisors and its affiliates may purchase Institutional Class shares of a Fund below the stated minimums.

LOOMIS SAYLES CORE DISCIPLINED ALPHA BOND FUND

LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Effective July 1, 2017, the information under the sub-section “Institutional Class Shares” in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

Institutional Class Shares

Institutional Class shares of the Fund are generally subject to a minimum initial investment of $1,000,000 and a minimum subsequent investment of $50,000, except there is no minimum initial or subsequent investment for:

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•

Fund Trustees, former Fund trustees, employees of affiliates of the Loomis Sayles Funds and other individuals who are affiliated with any Loomis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

Registered Investment Advisers investing on behalf of their clients and certain wrap fee programs may aggregate investments of multiple clients to satisfy the $1,000,000 minimum initial investment amount.

At the discretion of NGAM Advisors, clients of NGAM Advisors and its affiliates may purchase Institutional Class shares of a Fund below the stated minimums.

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This page not part of shareholder report

Loomis Sayles Bond Fund	Loomis Sayles Small Cap Growth Fund
Loomis Sayles Global Bond Fund	Loomis Sayles Small Cap Value Fund
Loomis Sayles Inflation Protected Securities Fund

Effective July 1, 2017, the information under the sub-section “Class N Shares” in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

Class N Shares

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. There is no initial investment minimum for certain retirement plans and funds of funds that are distributed by NGAM Distribution, L.P. There is no subsequent investment minimum for these shares. In its sole discretion, NGAM Distribution, L.P. may waive the investment minimum requirement for accounts as to which the relevant financial intermediary has provided assurances, in writing, that the accounts will be held in omnibus fashion beginning no more than two years following the establishment date of such accounts in Class N.

LOOMIS SAYLES BOND FUND

LOOMIS SAYLES SMALL CAP VALUE FUND

Admin Class Shares

Admin Class shares of the Fund are intended primarily for certain retirement plans held in an omnibus fashion and are not available for purchase by individual investors. There are no initial or subsequent investment minimums for these shares.

Loomis Sayles Bond Fund	Loomis Sayles Institutional High Income Fund
Loomis Sayles Core Disciplined Alpha Bond Fund	Loomis Sayles Investment Grade Fixed Income Fund
Loomis Sayles Fixed Income Fund	Loomis Sayles Small Cap Growth Fund
Loomis Sayles Global Bond Fund	Loomis Sayles Small Cap Value Fund
Loomis Sayles Inflation Protected Securities Fund	Loomis Sayles Small/Mid Cap Growth Fund

Effective July 1, 2017, the first sentence in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

The following information shows the investment minimum for various types of accounts:

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Effective July 1, 2017, the following is added to the section “Purchase and Sale of Fund Shares” in each Fund’s Summary:

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

Effective July 1, 2017, the last paragraph in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is amended and restated as follows:

The Fund’s shares are available for purchase and are redeemable on any business day through your financial adviser, through your broker-dealer, directly from the Fund by writing to the Fund at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan. See the section “How Fund Shares are Priced” in the prospectus for details.

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ANNUAL REPORT

September 30, 2017

Loomis Sayles High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Limited Term Government

and Agency Fund

Portfolio Review  page 1

Portfolio of Investments  page 23

Financial Statements  page  63

Notes to Financial Statements  page 79

Shareholder Supplement  enclosed

(previously	posted to the Funds’ website)

LOOMIS SAYLES HIGH INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A NEFHX
Elaine M. Stokes	Class C NEHCX
Loomis, Sayles & Company, L.P.	Class N LSHNX
Class Y NEHYX

Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

Market Conditions

Following the November 2016 US presidential election, investors expected less accommodative US monetary policy and pro-business reform. These expectations drove the US dollar and equities higher, and weighed on many fixed income assets as the US Treasury yield curve steepened (a curve that shows the relationship among bond yields across the maturity spectrum). The Federal Reserve (Fed) raised interest rates on December 14, 2016, March 15, 2017 and June 14, 2017; investors took the increases in stride as a number of developments supported fixed income market performance through the rest of the period. The yield curve flattened out, the US dollar declined, global growth strengthened and corporate profits rebounded. Government bond yields remained low, driving investors into riskier assets like high yield credit and emerging markets. As a result, nearly all asset classes posted positive returns for the full period.

All US Treasury yields rose during the 12-month period. However, much of the rise in longer-maturity yields took place shortly after the US presidential election while the two-year yield rose steadily over the entire period. Longer-term US Treasury yields declined from the start of 2017 until early September, when expectations for new and expansionary US fiscal policy and inflation began to rise.

Overall, investment grade corporate bonds generated positive return and outperformed duration-matched Treasuries (duration refers to a security’s price sensitivity to interest rate changes). The sector’s longer duration was beneficial as investors moved to the long end of the yield curve. High yield credit was a leading asset class throughout the period, benefiting from the “risk-on” environment and the search for yield. Improving corporate profits around the globe provided an additional tailwind to the sector.

After hitting a 14-year high during the fourth quarter of 2016, the US dollar steadily weakened through the rest of the period as risk appetite remained strong and fears about China’s economy and the potential for a US trade war waned. Many developed and emerging market currencies rallied versus the US dollar and unhedged returns were broadly positive. Emerging market bonds struggled at the beginning of the period, hurt by uncertainties related to global trade, the incoming US administration and geopolitics. But as 2017 progressed, sentiment shifted, emerging market bonds rallied and the asset class

1  |

posted broadly positive returns for the full period. The sector benefited from the weakening US dollar, a rebound in corporate profits, and improving emerging market GDP growth.

Portfolio Review

For the 12 months ended September 30, 2017, Class Y shares of Loomis Sayles High Income Fund returned 8.47% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, which returned 8.88%.

Explanation of Fund Performance

Security selection within high yield corporate credit was a leading contributor to results, with positive contributions from energy, metals and mining, and pharmaceuticals names. An out-of-benchmark allocation to convertible securities also contributed to performance, led by pharmaceutical and technology holdings. In addition, security selection among securitized assets aided results. Finally, an out-of-benchmark allocation to investment grade corporate bonds generated positive return.

The Fund’s out-of-benchmark exposure to equities was the most significant detractor from performance. Selected energy-related equity holdings were among the biggest laggards. An allocation to reserves (typically cash, cash equivalents and short-dated US Treasuries) also weighed on performance.

Outlook

Fund positioning reflects our outlook for stable economic growth and inflation. US and global GDP growth are steadily improving, and US inflation indicators are below Fed and consensus expectations. These inflationary trends support the Fed’s gradual shift to less accommodative monetary policy. The Fed’s balance sheet normalization program formally starts in October, and one more interest rate hike looks possible by year-end.

Steady economic growth is also supporting risk assets, and we are maintaining our exposure to corporate bonds. Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) have tightened significantly, and the risk premiums for the investment grade and high yield markets are lower with increasing downside risks.

Within the high yield sector, we believe valuations have become less compelling, and we do not expect broad-based price appreciation from current levels. The underlying fundamentals of the sector remain supportive given the positive outlook for corporate profits and the low probability of defaults or economic recession. At this stage of the credit cycle1, we are seeing increasing debt levels, but overall, balance sheets remain healthy and interest rate coverage is strong. We are watching for idiosyncratic risk factors or volatility that may allow us to selectively add to existing positions or establish exposure to new issues. In general, we are focusing on undervalued issues and looking for areas where we can move up in quality.

We have been taking a highly selective approach to non-US exposure. We are primarily maintaining current allocations to selected developed market sovereign and credit positions, along with emerging market local-pay bonds that we believe offer attractive yields and total return potential. The risk profile of the global market has been largely

|  2

LOOMIS SAYLES HIGH INCOME FUND

driven by anticipated central bank action, election cycles, geopolitical risks and trade policy uncertainty. In the current global growth environment, the US dollar is likely to be range bound and it may trend lower over the near term.

Looking ahead, our investment themes are centered on broadening portfolio diversification, generating income, lowering duration and reducing overall interest rate sensitivity. In terms of asset allocation, the Fund is structurally very different from the benchmark and is well-positioned going into the Fund’s next fiscal year, in our view. We are also comfortable keeping a larger allocation to reserve-type positions, and we will patiently monitor market developments for better buying opportunities where we feel we can add long-term value for our investors.

During periods in which the US dollar appreciates relative to foreign currencies, funds that hold non-US-dollar-denominated bonds may realize currency losses in connection with the maturity or sale of certain bonds. These losses impact a fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a fund has available to distribute, even though these bonds continue to generate coupon income.

Fund officers have analyzed the Fund’s current portfolio of investments, its schedule of maturities and the corresponding amounts of unrealized currency losses that may become realized in the fiscal year ending on September 30, 2018. Based on this analysis, Fund officers believe that realized currency losses may have less of an impact on this Fund’s distributions in the 2018 fiscal year. This analysis is based on certain assumptions, including but not limited to the level of foreign currency exchange rates, security prices, interest rates, fund advisors’ ability to manage realized currency losses and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future Fund distributions. Fund officers will continue to monitor on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

3  |

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

September 30, 2007 through September 30, 2017

See notes to chart on page 5.

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LOOMIS SAYLES HIGH INCOME FUND

Average Annual Total Returns — September 30, 20174

					Expense Ratios[5]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 2/29/08)[1]
NAV	8.47%	5.89%	6.62%	—%	0.89%	0.80%

Class A (Inception 2/22/84)
NAV	8.17	5.60	6.38	—	1.14	1.05
With 4.25% Maximum Sales Charge	3.52	4.71	5.91	—

Class C (Inception 3/2/98)
NAV	7.33	4.80	5.59	—	1.89	1.80
With CDSC[2]	6.33	4.80	5.59	—

Class N (Inception 11/30/16)
NAV	—	—	—	8.99	0.77	0.75

Comparative Performance
Bloomberg Barclays U.S. Corporate High-Yield Bond Index[3]	8.88	6.36	7.84	5.37

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Class Y shares (2/29/08), performance is that of Class A shares, and reflects the higher net expenses of that share class.

2	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	The Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB /BB or below, excluding emerging market debt. The Bloomberg Barclays U.S. Corporate High-Yield Bond Index was created in 1986, with history backfilled to July 1, 1983, and rolls up into the Bloomberg Barclays U.S. Universal and Global High-Yield Indices. You may not invest directly in an index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

5  |

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Managers	Symbols
Christopher T. Harms	Class A LSDRX
Clifton V. Rowe, CFA®	Class C LSCDX
Kurt L. Wagner, CFA®, CIC	Class Y LSDIX

Investment Goal

The Fund’s investment objective is above-average total return through a combination of current income and capital appreciation.

Market Conditions

Following the November 2016 US presidential election, investors expected less accommodative US monetary policy and pro-business reform. These expectations drove the US dollar and equities higher, and weighed on many fixed income assets as the US Treasury yield curve steepened (a curve that shows the relationship among bond yields across the maturity spectrum). The Federal Reserve (Fed) raised interest rates on December 14, 2016, March 15, 2017 and June 14, 2017; investors took the increases in stride as a number of developments supported fixed income market performance through the rest of the period. The yield curve flattened out, the US dollar declined, global growth strengthened and corporate profits rebounded. Government bond yields remained low, driving investors into riskier assets such as high yield credit and emerging markets. As a result, nearly all asset classes posted positive returns for the full period.

All US Treasury yields rose during the 12-month period. However, much of the rise in longer-maturity yields took place shortly after the US presidential election while the two-year yield rose steadily over the entire period. Longer-term US Treasury yields declined from the start of 2017 until early September, when expectations for new and expansionary US fiscal policy and inflation began to rise.

Overall, investment grade corporate bonds generated positive return and outperformed duration-matched Treasuries (duration refers to a security’s price sensitivity to interest rate changes). The sector’s longer duration was beneficial as investors moved to the long end of the yield curve.

High yield credit was a leading asset class throughout the period, benefiting from the “risk-on” environment and the search for yield. Improving corporate profits around the globe provided an additional tailwind to the sector.

Securitized credit assets generated positive total returns and outperformed duration-matched Treasuries. In September 2017, volatility remained muted after the Fed announced it would start tapering mortgage-backed security (MBS) reinvestments in October 2017; the move had been well telegraphed and was largely expected.

|  6

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Performance Results

For the 12 months ended September 30, 2017, Class Y shares of Loomis Sayles Intermediate Duration Bond Fund returned 0.69% at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 0.23%.

Explanation of Fund Performance

Overall, the Fund’s tilt away from risk-free assets and into spread sectors (non-government sectors) contributed the most to performance. A meaningful underweight to US Treasuries proved to help performance as much as the Fund’s overweight to investment grade corporate bonds.

Within investment grade corporate bonds, the Fund’s overweight to financials and security selection within industrial bonds drove performance during the period.

The Fund’s exposure to non-agency securitized credit contributed to absolute return during the period and had a significant impact on relative performance. Holdings of asset-backed securities (ABS) proved to be a positive contributor to relative return, and our allocation to commercial mortgage-backed securities (CMBS) also generated positive relative results.

The Fund’s underweight exposure to government-related securities detracted slightly from relative performance. While the Fund’s interest-rate sensitivity was similar to the benchmark during a period of rising interest rates, differences in the Fund’s interest rate sensitivity at various points on the yield curve slightly weighed on relative return.

Outlook

We believe that the Fed will tighten monetary conditions in a gradual and measured way as aggregate demand remains healthy, with the third hike of 2017 coming in December. The Fed began balance sheet reductions in October. We expect the market reaction to this activity to remain contained, given the well-telegraphed taper “caps” on both US Treasuries and MBS.

Corporate fundamentals have continued to indicate the United States is in the late expansion phase of the credit cycle,1 with slowing margin growth, increased mergers and acquisitions and rising leverage. Our view is that the cycle will continue to evolve slowly. The Trump administration may implement fiscal programs and tax reforms that could support asset classes like credit, although any impact is likely a 2018 event.

Any reductions in corporate borrowing may preserve balance sheet health, promoting tighter credit spreads (the difference in yield between non-Treasury and Treasury yields of similar maturity) and lower default rates. While valuations may not be as attractive as they were last year, we continue to favor investment grade credit. We believe the primary risks to the credit markets include the pace of global growth, the timing of Fed tightening, shareholder-friendly activity and commodity price volatility.

We remain underweight government bonds given low yields and continue to favor sectors offering a yield advantage over Treasuries. We continue to be modestly overweight credit.

7  |

We are focused on security selection opportunities, buying new issues with concessions and secondary bonds that can offer favorable risk-return profiles.

We believe valuations in CMBS are fair. We continue to maintain an overweight to the sector, particularly senior parts of the capital stack. We think many areas of the MBS market appear overvalued and do not adequately compensate for prepayment risk. We are focused on securities with limited prepayment risk. The high-quality ABS sector remains attractive relative to government bonds. We are maintaining our exposure to the consumer through prime and subprime auto loans and credit card receivables.

The Fund continues to have a yield advantage and exposure to more credit-sensitive sectors relative to the benchmark. Finally, we continue to monitor and diversify our portfolios and holdings with an eye toward minimizing undue exposure to macro and/or issuer events.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4,5

September 30, 2007 through September 30, 2017

See notes to chart on page 9.

|  8

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Average Annual Total Returns — September 30, 20174,5

				Expense Ratios[6]
	1 Year	5 Years	10 Years	Gross	Net

Class Y (Inception 1/28/98)[1]
NAV	0.69%	2.05%	4.56%	0.47%	0.40%

Class A (Inception 5/28/10)[1]
NAV	0.44	1.79	4.30	0.72	0.65
With 4.25% Maximum Sales Charge	-3.86	0.91	3.85

Class C (Inception 8/31/16)[1]
NAV	-0.29	1.01	3.37	1.56	1.40
With CDSC[2]	-1.27	1.01	3.37

Comparative Performance
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[3]	0.23	1.61	3.64

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Effective August 31, 2016, the Fund’s Retail Class shares and Institutional Class shares were redesignated as Class A shares and Class Y shares, respectively. Accordingly, the returns shown in the table for Class A shares prior to August 31, 2016 are those of Retail Class shares, restated to reflect the sales loads of Class A shares, and the returns in the table for Class Y shares prior to August 31, 2016 are those of Institutional Class shares. Prior to the inception of Retail Class shares (May 28, 2010), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class C shares (August 31, 2016), performance is that of Retail Class shares, restated to reflect the higher net expenses and sales loads of Class C shares.

2	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index includes securities in the intermediate maturity range with in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You may not invest directly in an index.

4	The Fund revised its investment strategy on May 28, 2010; performance may have been different had the current investment strategy been in place for all periods shown.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

9  |

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Managers	Symbols
Christopher T. Harms	Class A NEFLX
Clifton V. Rowe, CFA®	Class C NECLX
Kurt L. Wagner, CFA®, CIC	Class N LGANX
Loomis, Sayles & Company, L.P.	Class Y NELYX

Investment Goal

The Fund seeks a high current return consistent with preservation of capital.

Market Conditions

Following the November 2016 US presidential election, investors expected less accommodative US monetary policy and pro-business reform. These expectations drove the US dollar and equities higher, and weighed on many fixed income assets as the US Treasury yield curve steepened (a curve that shows the relationship among bond yields across the maturity spectrum). The Federal Reserve (Fed) raised interest rates in December 2016 and in March and June 2017; investors took the increases in stride as a number of developments supported fixed income market performance through the rest of the period. The yield curve flattened out, the US dollar declined, global growth strengthened and corporate profits rebounded. Government bond yields remained low, driving investors into riskier assets such as high yield credit and emerging markets. As a result, nearly all asset classes posted positive returns for the full period.

All US Treasury yields rose during the 12-month period. However, much of the rise in longer-maturity yields took place shortly after the US presidential election while the two-year yield rose steadily over the entire period. Longer-term US Treasury yields declined from the start of 2017 until early September, when expectations for new and expansionary US fiscal policy and inflation began to rise.

Securitized credit assets generated positive total returns and outperformed duration-matched Treasuries (duration refers to a security’s price sensitivity to interest rate changes). In September 2017, volatility remained muted after the Fed announced it would start tapering its mortgage-backed security (MBS) reinvestments in October 2017; the move had been well telegraphed and was largely expected.

Performance Results

For the 12 months ended September 30, 2017, Class Y shares of Loomis Sayles Limited Term Government and Agency Fund returned 0.22% at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. 1–5 Year Government Bond Index, which returned -0.06%.

Explanation of Fund Performance

Within securitized assets, a significant allocation to agency collateralized mortgage obligations (CMOs) made the largest positive contribution to relative performance. Agency

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

MBS was another one of the Fund’s larger allocations over the 12 months. These securities helped performance but to a lesser degree than CMO securities.

The Fund’s allocation to agency and non-agency commercial mortgage-backed securities (CMBS) generated positive absolute and relative performance. These bonds considerably outperformed Treasuries of comparable duration. Out-of-benchmark exposure to asset-backed securities (ABS) also boosted relative performance as selected car loan names performed particularly well.

Conversely, an underweight allocation to bonds issued by federal government agencies slightly detracted from performance for the period.

Outlook

Agency MBS spreads (the difference in yield between agency MBS and Treasuries of similar maturity) are narrow relative to history. Additionally, refinancing risk is beginning to increase, as mortgages issued in recent years are of relatively high quality compared with those issued in earlier years. Therefore, we favor an underweight to recently issued 30-year MBS and prefer sectors less likely to face refinancing risk, such as low loan balance mortgages and home equity conversion mortgages.

Within the commercial real estate sector, top-tier assets and markets have generally recovered and are at or above prior peak levels. We believe investment grade CMBS remain attractive.

We believe ABS currently offer an attractive combination of strong credit quality and enhanced yield. We favor higher yielding securities and bonds of less frequent issuers. Our analysis indicates the credit risk of these securities is inefficiently priced and they offer potentially attractive opportunities for additional yield.

11  |

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2007 through September 30, 2017

See notes to chart on page 13.

|  12

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Average Annual Total Returns — September 30, 20173

					Expense Ratios[4]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 3/31/94)
NAV	0.22%	0.81%	3.01%	—%	0.52%	0.52%

Class A (Inception 1/3/89)
NAV	-0.04	0.55	2.74	—	0.77	0.77
With 2.25% Maximum Sales Charge	-2.25	0.09	2.51	—

Class C (Inception 12/30/94)
NAV	-0.79	-0.20	1.99	—	1.52	1.52
With CDSC[1]	-1.77	-0.20	1.99	—

Class N (Inception 2/1/17)
NAV	—	—	—	1.12	0.44	0.44

Comparative Performance
Bloomberg Barclays U.S. 1-5 Year Government Bond Index[2]	-0.06	0.83	2.38	0.94

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	The Bloomberg Barclays U.S. 1-5 Year Government Bond Index is a subindex of the Bloomberg Barclays U.S. Government Index, which is composed of the Bloomberg Barclays U.S. Treasury and U.S. Agency Indices. The Bloomberg Barclays U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Bloomberg Barclays U.S. Government Index is a component of the Bloomberg Barclays U.S. Government/Credit Index and the Bloomberg Barclays U.S. Aggregate Index.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

13  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

|  14

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2017 through September 30, 2017. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

15  |

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2017	ENDING ACCOUNT VALUE 9/30/2017	EXPENSES PAID DURING PERIOD* 4/1/2017 – 9/30/2017
Class A
Actual	$1,000.00	$1,037.20	$5.52
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47
Class C
Actual	$1,000.00	$1,033.20	$9.33
Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.25
Class N
Actual	$1,000.00	$1,038.80	$3.88
Hypothetical (5% return before expenses)	$1,000.00	$1,021.26	$3.85
Class Y
Actual	$1,000.00	$1,038.60	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.08%, 1.83%, 0.76% and 0.82% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2017	ENDING ACCOUNT VALUE 9/30/2017	EXPENSES PAID DURING PERIOD* 4/1/2017 – 9/30/2017
Class A
Actual	$1,000.00	$1,015.70	$3.28
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29
Class C
Actual	$1,000.00	$1,012.80	$7.06
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08
Class Y
Actual	$1,000.00	$1,017.90	$2.02
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.65%, 1.40% and 0.40% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  16

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2017	ENDING ACCOUNT VALUE 9/30/2017	EXPENSES PAID DURING PERIOD* 4/1/2017 – 9/30/2017
Class A
Actual	$1,000.00	$1,005.60	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05
Class C
Actual	$1,000.00	$1,001.80	$7.78
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.84
Class N
Actual	$1,000.00	$1,008.20	$2.32
Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	$2.33
Class Y
Actual	$1,000.00	$1,007.70	$2.77
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	$2.79

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio: 0.80%, 1.55%, 0.46% and 0.55% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

17  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (v) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) each Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category,

|  18

performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2017. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

19  |

The Board noted that, through December 31, 2016, each Fund’s one- and three-year performance stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year
Loomis Sayles High Income Fund	33%	39%
Loomis Sayles Intermediate Duration Bond Fund	70%	81%
Loomis Sayles Limited Term Government and Agency Fund	29%	21%

In the case of Loomis Sayles Intermediate Duration Bond Fund, which had performance that lagged that of a relevant peer group median and/or category median for all periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund’s more recent performance, although lagging in certain periods, had shown improvement relative to its category.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in

|  20

the fund family. They noted that the Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for certain Funds that had current expenses over their respective caps. The Trustees also considered that the current expenses of Loomis Sayles Limited Term Government and Agency Fund are below its cap. The Trustees noted that Loomis Sayles High Income Fund had a total advisory fee rate that was above the median of a peer group of funds. In this regard, the Trustees considered the factors that management believed justified such relatively higher advisory fee rate, including: (1) that the Fund’s fee rate was only one basis point above the median of the Fund’s peer group; and (2) that management had proposed to reduce the Fund’s expense cap.

The Trustees also considered the compensation directly or indirectly received or to be received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that each of the Funds was subject to an expense cap or waiver. The Trustees also considered management’s proposal to reduce Loomis Sayles High Income Fund’s expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

21  |

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements, with the reduction in Loomis Sayles High Income Fund’s expense cap described above, should be continued through June 30, 2018.

|  22

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 90.4% of Net Assets
Non-Convertible Bonds — 81.6%
	ABS Home Equity — 1.5%
$101,145	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	$103,069
106,380	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	111,931
84,577	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	86,455
29,479	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB7, Class 2A, 3.294%, 11/20/2035(k)	27,040
218,880	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.330%, 1.567%, 9/19/2045(a)	179,078
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M2, 1-month LIBOR + 4.250%, 5.487%, 11/25/2023(a)	275,001
305,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 1-month LIBOR + 3.300%, 4.537%, 10/25/2027(a)	338,190
151,491	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 4.002%, 7/19/2035(k)	146,751
267,307	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 3.422%, 3/25/2035(k)	262,898
303,384	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 4A1, 3.294%, 3/25/2035(k)	286,590
58,608	New York Mortgage Trust, Series 2006-1, Class 2A2, 3.616%, 5/25/2036(k)	57,257
100,000	RCO Mortgage LLC, Series 2017-1, Class A2, 5.125%, 8/25/2022, 144A(k)	99,954
470,000	VOLT LVI LLC, Series 2017-NPL3, Class A2, 5.875%, 3/25/2047, 144A(k)	473,477
220,000	VOLT XL LLC, Series 2015-NP14, Class A2, 4.875%, 11/27/2045, 144A(k)	220,501

		2,668,192

	ABS Other — 0.1%
252,798	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(k)	249,289

	Aerospace & Defense — 2.2%
210,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	222,862
95,000	Engility Corp., 8.875%, 9/01/2024	104,263
770,000	KLX, Inc., 5.875%, 12/01/2022, 144A	806,729
1,500,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	1,695,000
900,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	1,100,250

		3,929,104

	Airlines — 0.4%
535,000	Latam Finance Ltd., 6.875%, 4/11/2024, 144A	565,762
57,504	Virgin Australia Pass Through Certificates, Series 2013-1B, 6.000%, 4/23/2022, 144A	59,653
69,937	Virgin Australia Pass Through Certificates, Series 2013-1C, 7.125%, 10/23/2018, 144A	72,017

		697,432

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — 1.2%
$645,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	$649,837
195,000	Allison Transmission, Inc., 5.000%, 10/01/2024, 144A	202,381
285,000	Dana Financing Luxembourg S.a.r.l., 5.750%, 4/15/2025, 144A	300,497
115,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	119,888
240,000	Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/2023	251,100
670,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	678,375

		2,202,078

	Banking — 4.3%
1,985,000	Ally Financial, Inc., 4.625%, 3/30/2025	2,081,769
485,000	Ally Financial, Inc., 5.750%, 11/20/2025	525,837
6,605,000	Banco Hipotecario S.A., Argentina Deposit Rates Badlar Pvt Banks + 2.500%, 22.479%, 1/12/2020, 144A, (ARS)(a)	374,796
2,855,000	Banco Macro S.A., 17.500%, 5/08/2022, 144A, (ARS)	156,884
7,075,000	Banco Supervielle S.A., Argentina Deposit Rates Badlar Pvt Banks + 4.500%, 25.042%, 8/09/2020, 144A, (ARS)(a)	413,768
1,280,000	Barclays PLC, 5.200%, 5/12/2026	1,366,597
1,195,000	Commerzbank AG, 8.125%, 9/19/2023, 144A	1,448,758
470,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	477,803
895,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	943,212

		7,789,424

	Brokerage — 0.3%
535,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	537,675

	Building Materials — 0.8%
230,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	245,180
350,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	402,150
50,000	Masco Corp., 6.500%, 8/15/2032	59,625
161,000	Masco Corp., 7.750%, 8/01/2029	212,004
245,000	NCI Building Systems, Inc., 8.250%, 1/15/2023, 144A	262,762
180,000	U.S. Concrete, Inc., 6.375%, 6/01/2024	193,950

		1,375,671

	Cable Satellite — 6.8%
795,000	Altice Financing S.A., 6.625%, 2/15/2023, 144A	842,700
475,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	490,438
625,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	650,781
430,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 9/30/2022	442,900
15,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	15,581
865,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 2/15/2026, 144A	906,952
760,000	CSC Holdings LLC, 5.250%, 6/01/2024	768,550
600,000	CSC Holdings LLC, 5.500%, 4/15/2027, 144A	624,000
75,000	CSC Holdings LLC, 6.750%, 11/15/2021	82,875
220,000	CSC Holdings LLC, 10.125%, 1/15/2023, 144A	253,825
895,000	DISH DBS Corp., 5.125%, 5/01/2020	938,363
1,620,000	DISH DBS Corp., 5.875%, 11/15/2024	1,697,962
295,000	DISH DBS Corp., 7.750%, 7/01/2026	338,710

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Cable Satellite — continued
$355,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027, 144A	$362,100
1,485,000	Unitymedia GmbH, 6.125%, 1/15/2025, 144A	1,583,381
265,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	278,581
485,000	Virgin Media Finance PLC, 6.375%, 4/15/2023, 144A	506,219
375,000	Virgin Media Secured Finance PLC, 5.500%, 1/15/2025, 144A	394,219
141,963	Wave Holdco LLC/Wave Holdco Corp., PIK, 8.250%, 7/15/2019, 144A(b)	142,318
840,000	Ziggo Secured Finance BV, 5.500%, 1/15/2027, 144A	860,740

		12,181,195

	Chemicals — 0.8%
1,510,000	Hercules LLC, 6.500%, 6/30/2029(c)(d)	1,517,550

	Construction Machinery — 1.1%
225,000	Ashtead Capital, Inc., 4.125%, 8/15/2025, 144A	231,750
235,000	Ashtead Capital, Inc., 4.375%, 8/15/2027, 144A	242,050
615,000	United Rentals North America, Inc., 4.625%, 10/15/2025	622,687
15,000	United Rentals North America, Inc., 5.500%, 5/15/2027	15,994
800,000	United Rentals North America, Inc., 5.750%, 11/15/2024	849,000

		1,961,481

	Consumer Cyclical Services — 0.7%
1,095,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	1,196,287

	Consumer Products — 0.2%
290,000	Avon International Operations, Inc., 7.875%, 8/15/2022, 144A	300,875

	Electric — 1.6%
125,000	AES Corp., 5.125%, 9/01/2027	128,125
520,000	AES Corp. (The), 5.500%, 4/15/2025	546,952
150,000	AES Corp. (The), 6.000%, 5/15/2026	161,438
1,502,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	1,819,297
245,000	Minejesa Capital BV, 4.625%, 8/10/2030, 144A	250,147

		2,905,959

	Environmental — 0.1%
100,000	GFL Environmental, Inc., 5.625%, 5/01/2022, 144A	104,000
95,000	GFL Environmental, Inc., 9.875%, 2/01/2021, 144A	101,449

		205,449

	Finance Companies — 3.9%
1,055,000	Aircastle Ltd., 4.125%, 5/01/2024	1,091,925
515,000	Aircastle Ltd., 5.500%, 2/15/2022	562,637
600,000	iStar, Inc., 4.000%, 11/01/2017	600,480
120,000	iStar, Inc., 4.625%, 9/15/2020	122,700
505,000	iStar, Inc., 5.000%, 7/01/2019	511,628
395,000	iStar, Inc., 5.250%, 9/15/2022	400,925
720,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	713,254
255,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	260,738

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — continued
$315,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/2025, 144A	$330,750
710,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	745,500
1,110,000	Springleaf Finance Corp., 7.750%, 10/01/2021	1,253,967
405,000	Unifin Financiera SAB de CV SOFOM ENR, 7.250%, 9/27/2023, 144A	420,993

		7,015,497

	Financial Other — 0.9%
565,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp, 6.000%, 8/01/2020	583,052
180,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 2/01/2022	185,400
804,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	810,030

		1,578,482

	Food & Beverage — 1.8%
200,000	BRF GmbH, 4.350%, 9/29/2026, 144A	196,010
840,000	Cosan Luxembourg S.A., 7.000%, 1/20/2027, 144A	911,786
330,000	JBS USA LUX S.A./JBS USA Finance, Inc., 5.750%, 6/15/2025, 144A	328,763
255,000	JBS USA LUX S.A./JBS USA Finance, Inc., 7.250%, 6/01/2021, 144A	260,100
385,000	Marfrig Holdings Europe BV, 8.000%, 6/08/2023, 144A	399,049
260,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	265,525
830,000	Post Holdings, Inc., 5.750%, 3/01/2027, 144A	854,900

		3,216,133

	Gaming — 0.9%
175,000	Boyd Gaming Corp., 6.375%, 4/01/2026	190,969
375,000	GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	409,219
210,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co., 4.500%, 1/15/2028, 144A	211,848
725,000	MGM Resorts International, 6.000%, 3/15/2023	799,312

		1,611,348

	Government Owned – No Guarantee — 3.0%
740,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	660,450
1,160,000	Petrobras Global Finance BV, 5.999%, 1/27/2028, 144A	1,159,130
165,000	Petrobras Global Finance BV, 6.250%, 3/17/2024	176,303
50,000	Petrobras Global Finance BV, 6.750%, 1/27/2041	49,750
160,000	Petrobras Global Finance BV, 6.875%, 1/20/2040	162,000
405,000	Petrobras Global Finance BV, 7.250%, 3/17/2044	421,706
160,521(††)	Petroleos Mexicanos, 7.190%, 9/12/2024, 144A, (MXN)	805,690
129,850(††)	Petroleos Mexicanos, 7.470%, 11/12/2026, (MXN)	646,141
710,000	YPF S.A., 6.950%, 7/21/2027, 144A	752,600
510,000	YPF S.A., Argentina Deposit Rates Badlar Pvt Banks + 4.000%, 24.104%, 7/07/2020, 144A(a)	482,010

		5,315,780

	Health Insurance — 0.2%
365,000	Centene Corp., 6.125%, 2/15/2024	394,656

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Healthcare — 5.0%
$235,000	CHS/Community Health Systems, Inc., 6.250%, 3/31/2023	$230,888
960,000	CHS/Community Health Systems, Inc., 6.875%, 2/01/2022	753,600
360,000	Envision Healthcare Corp., 5.625%, 7/15/2022	375,300
155,000	HCA, Inc., 4.500%, 2/15/2027	158,488
25,000	HCA, Inc., 5.250%, 4/15/2025	27,031
90,000	HCA, Inc., 5.250%, 6/15/2026	96,975
260,000	HCA, Inc., 5.375%, 2/01/2025	273,975
170,000	HCA, Inc., 7.050%, 12/01/2027	191,675
655,000	HCA, Inc., 7.500%, 12/15/2023	763,075
145,000	HCA, Inc., 7.500%, 11/06/2033	164,575
590,000	HCA, Inc., 7.690%, 6/15/2025	685,875
480,000	HCA, Inc., 8.360%, 4/15/2024	576,000
820,000	HCA, Inc., MTN, 7.580%, 9/15/2025	947,100
515,000	HCA, Inc., MTN, 7.750%, 7/15/2036	585,812
865,000	MEDNAX, Inc., 5.250%, 12/01/2023, 144A	906,087
200,000	Quintiles IMS, Inc., 5.000%, 10/15/2026, 144A	212,000
555,000	SP Finco LLC, 6.750%, 7/01/2025, 144A	521,700
390,000	Tenet Healthcare Corp., 5.125%, 5/01/2025, 144A	384,638
180,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	157,500
830,000	Tenet Healthcare Corp., 7.500%, 1/01/2022, 144A	878,762

		8,891,056

	Home Construction — 2.0%
1,200,000	Corporacion GEO SAB de CV, 8.875%, 3/27/2022, 144A(c)(e)(f)(g)	12
750,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021(c)(d)	674,115
800,000	Lennar Corp., 4.750%, 5/30/2025	836,000
1,130,000	PulteGroup, Inc., 5.500%, 3/01/2026	1,232,152
915,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.375%, 6/15/2019	934,444

		3,676,723

	Independent Energy — 8.3%
335,000	Aker BP ASA, 6.000%, 7/01/2022, 144A	348,400
1,205,000	Antero Resources Corp., 5.125%, 12/01/2022	1,232,112
110,000	Antero Resources Corp., 5.375%, 11/01/2021	112,888
310,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	332,475
685,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	621,637
90,000	California Resources Corp., 5.500%, 9/15/2021	47,925
41,000	California Resources Corp., 6.000%, 11/15/2024	18,655
460,000	California Resources Corp., 8.000%, 12/15/2022, 144A	299,000
140,000	Callon Petroleum Co., 6.125%, 10/01/2024	144,900
153,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	142,290
8,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	7,380
13,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	13,098
34,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	35,020
795,000	CONSOL Energy, Inc., 5.875%, 4/15/2022	802,950
645,000	Continental Resources, Inc., 3.800%, 6/01/2024	622,425
235,000	Continental Resources, Inc., 4.500%, 4/15/2023	235,588

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$470,000	Continental Resources, Inc., 5.000%, 9/15/2022	$477,637
690,000	Eclipse Resources Corp., 8.875%, 7/15/2023	702,075
835,000	Halcon Resources Corp., 6.750%, 2/15/2025, 144A	864,225
145,000	Matador Resources Co., 6.875%, 4/15/2023	153,519
410,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	357,725
300,000	MEG Energy Corp., 6.500%, 1/15/2025, 144A	292,875
585,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	501,637
185,000	Newfield Exploration Co., 5.625%, 7/01/2024	198,413
625,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	635,937
100,000	PDC Energy, Inc., 6.125%, 9/15/2024	104,500
445,000	QEP Resources, Inc., 5.375%, 10/01/2022	437,212
1,150,000	Rex Energy Corp., (Step to 8.000% on 10/01/2017), 1.000%, 10/01/2020(h)	575,000
1,025,000	Rice Energy, Inc., 6.250%, 5/01/2022	1,071,125
565,000	RSP Permian, Inc., 6.625%, 10/01/2022	592,544
330,000	Sanchez Energy Corp., 6.125%, 1/15/2023	282,150
325,000	Seven Generations Energy Ltd., 5.375%, 9/30/2025, 144A	327,437
920,000	SM Energy Co., 5.000%, 1/15/2024	867,100
35,000	SM Energy Co., 6.125%, 11/15/2022	35,088
60,000	SM Energy Co., 6.500%, 1/01/2023	60,450
190,000	SM Energy Co., 6.750%, 9/15/2026	190,000
395,000	Southwestern Energy Co., 6.700%, 1/23/2025	400,925
285,000	Southwestern Energy Co., 7.500%, 4/01/2026	296,400
55,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	55,017
455,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	447,037

		14,942,771

	Industrial Other — 0.2%
315,000	II-VI, Inc., 0.250%, 9/01/2022, 144A	351,619

	Integrated Energy — 0.1%
200,000	Geopark Ltd., 6.500%, 9/21/2024, 144A	200,468

	Leisure — 0.1%
130,000	Constellation Merger Sub, Inc., 8.500%, 9/15/2025, 144A	127,725

	Life Insurance — 0.2%
340,000	CNO Financial Group, Inc., 5.250%, 5/30/2025	362,950

	Local Authorities — 0.4%
325,000	Provincia de Buenos Aires, 6.500%, 2/15/2023, 144A	342,417
270,000	Provincia de Buenos Aires, 7.875%, 6/15/2027, 144A	292,626
2,390,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Pvt Banks + 3.830%, 25.330%, 5/31/2022, (ARS)(a)	142,411

		777,454

	Lodging — 0.9%
150,000	Hilton Domestic Operating Co., Inc., 4.250%, 9/01/2024	153,000
755,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.625%, 4/01/2025	777,650
705,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.875%, 4/01/2027	740,250

		1,670,900

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Media Entertainment — 2.0%
$890,000	AMC Networks, Inc., 4.750%, 8/01/2025	$898,900
470,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	464,125
1,155,000	Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/2022	1,189,650
975,000	Viacom, Inc., 4.375%, 3/15/2043	839,943
49,000	Viacom, Inc., 4.850%, 12/15/2034	46,176
105,000	Viacom, Inc., (fixed rate to 2/28/2027, variable rate thereafter), 6.250%, 2/28/2057	105,656

		3,544,450

	Metals & Mining — 2.9%
1,395,000	ArcelorMittal, 7.250%, 3/01/2041	1,651,331
180,000	Constellium NV, 4.625%, 5/15/2021, 144A, (EUR)	216,631
145,000	First Quantum Minerals Ltd., 7.000%, 2/15/2021, 144A	149,169
270,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	276,412
1,375,000	Freeport-McMoRan, Inc., 4.550%, 11/14/2024	1,376,375
85,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	79,422
245,000	Glencore Finance Canada Ltd., 5.550%, 10/25/2042, 144A	270,993
440,000	Lundin Mining Corp., 7.500%, 11/01/2020, 144A	457,600
440,000	Stillwater Mining Co., 6.125%, 6/27/2022, 144A	445,852
80,000	Vale Overseas Ltd., 6.875%, 11/10/2039	91,696
190,000	Vale S.A., 5.625%, 9/11/2042	193,800

		5,209,281

	Midstream — 4.3%
355,000	Andeavor Logistics LP/Tesoro Logistics Finance Corp., 5.500%, 10/15/2019	373,637
360,000	Andeavor Logistics LP/Tesoro Logistics Finance Corp., 6.250%, 10/15/2022	382,950
435,000	Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/2027, 144A	448,050
66,000	Gibson Energy, Inc., 6.750%, 7/15/2021, 144A	68,310
75,000	Kinder Morgan Energy Partners LP, 4.700%, 11/01/2042	72,068
30,000	Kinder Morgan Energy Partners LP, 5.000%, 3/01/2043	29,863
570,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019	569,550
190,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	176,700
390,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	390,000
145,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	144,275
165,000	NGPL PipeCo LLC, 4.375%, 8/15/2022, 144A	171,188
700,000	NGPL PipeCo LLC, 4.875%, 8/15/2027, 144A	733,495
480,000	Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025	529,505
425,000	Sabine Pass Liquefaction LLC, 6.250%, 3/15/2022	478,016
385,000	SemGroup Corp./Rose Rock Finance Corp., 5.625%, 7/15/2022	376,337
935,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.500%, 8/15/2022	939,675
973,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125%, 11/15/2019	982,730
95,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	94,169
640,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	652,800
180,000	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 2/15/2023	192,600

		7,805,918

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — 1.4%
$935,000	BXHTL Mortgage Trust, Series 2015-DRMZ, Class M, 1-month LIBOR + 8.200%, 9.433%, 5/15/2020, 144A(a)(c)(d)(e)	$939,675
1,020,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	909,041
554,472	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.780%, 8/10/2045(k)	566,285
38,392	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049(k)	38,360

		2,453,361

	Oil Field Services — 0.7%
430,000	Ensco PLC, 5.750%, 10/01/2044	308,525
160,000	Noble Holding International Ltd., 5.250%, 3/15/2042	104,800
160,000	Noble Holding International Ltd., 6.050%, 3/01/2041	109,200
420,000	Noble Holding International Ltd., 7.750%, 1/15/2024	372,750
35,000	Parker Drilling Co., 6.750%, 7/15/2022	28,033
266,000	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	278,635

		1,201,943

	Packaging — 1.3%
200,000	ARD Finance S.A., PIK, 7.125%, 9/15/2023(b)	214,060
395,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 4.625%, 5/15/2023, 144A	405,744
200,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.250%, 5/15/2024, 144A	219,374
755,000	Sealed Air Corp., 6.875%, 7/15/2033, 144A	885,237
600,000	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 5/01/2022, 144A	622,500

		2,346,915

	Paper — 0.4%
440,000	Klabin Finance S.A., 4.875%, 9/19/2027, 144A	436,656
210,000	Suzano Austria GmbH, 5.750%, 7/14/2026, 144A	225,603

		662,259

	Pharmaceuticals — 1.1%
200,000	Endo Dac/Endo Finance LLC/Endo Finance, Inc., 5.875%, 10/15/2024, 144A	209,500
530,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	516,750
265,000	Valeant Pharmaceuticals International, Inc., 5.500%, 3/01/2023, 144A	232,538
85,000	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/2021, 144A	79,475
990,000	Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/2023, 144A	874,912

		1,913,175

	Property & Casualty Insurance — 0.6%
180,000	Ardonagh Midco 3 PLC, 8.375%, 7/15/2023, 144A, (GBP)	249,890
786,000	HUB International Ltd., 7.875%, 10/01/2021, 144A	818,423

		1,068,313

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Restaurants — 0.5%
$890,000	1011778 B.C. ULC/New Red Finance, Inc., 5.000%, 10/15/2025, 144A	$901,036

	Retailers — 1.1%
40,000	Dillard’s, Inc., 7.000%, 12/01/2028	44,148
435,000	Dillard’s, Inc., 7.750%, 7/15/2026	504,191
205,000	Dillard’s, Inc., 7.750%, 5/15/2027	238,893
1,035,000	GameStop Corp., 5.500%, 10/01/2019, 144A	1,058,288
520,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	83,200

		1,928,720

	Sovereigns — 0.4%
10,810,000	Argentina Politica Monetaria, Argentina Central Bank 7-day Repo Reference Rate, 26.250%, 6/21/2020, (ARS)(a)	660,618

	Supermarkets — 0.6%
335,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.750%, 3/15/2025	294,800
935,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	719,950

		1,014,750

	Supranational — 2.0%
6,785,000	European Investment Bank, EMTN, 8.750%, 9/18/2021, (TRY)	1,825,139
5,190,000,000	International Bank for Reconstruction and Development, 4.250%, 6/20/2019, (COP)	1,727,541

		3,552,680

	Technology — 4.7%
416,000	Blackboard, Inc., 9.750%, 10/15/2021, 144A	371,280
170,000	Camelot Finance S.A., 7.875%, 10/15/2024, 144A	183,175
60,000	CommScope Technologies LLC, 6.000%, 6/15/2025, 144A	64,125
1,440,000	Dell International LLC/EMC Corp., 6.020%, 6/15/2026, 144A	1,599,192
1,345,000	Dell International LLC/EMC Corp., 8.350%, 7/15/2046, 144A	1,727,427
480,000	Equinix, Inc., 5.375%, 1/01/2022	503,280
430,000	First Data Corp., 5.000%, 1/15/2024, 144A	446,469
800,000	First Data Corp., 7.000%, 12/01/2023, 144A	854,240
55,000	Micron Technology, Inc., 5.250%, 1/15/2024, 144A	57,888
95,000	Micron Technology, Inc., 5.500%, 2/01/2025	101,294
110,000	Microsemi Corp., 9.125%, 4/15/2023, 144A	125,813
515,000	Open Text Corp., 5.625%, 1/15/2023, 144A	539,462
190,000	Open Text Corp., 5.875%, 6/01/2026, 144A	208,525
275,000	Sabre GLBL, Inc., 5.250%, 11/15/2023, 144A	282,562
405,000	Sabre GLBL, Inc., 5.375%, 4/15/2023, 144A	419,701
755,000	Western Digital Corp., 10.500%, 4/01/2024	887,125

		8,371,558

	Transportation Services — 0.1%
275,000	APL Ltd., 8.000%, 1/15/2024(c)(d)	260,563

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — 1.2%
263,668(††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	$1,350,093
131,759(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	856,723

		2,206,816

	Wireless — 3.6%
100,000	Altice Luxembourg S.A., 7.250%, 5/15/2022, 144A, (EUR)	125,636
355,000	Altice Luxembourg S.A., 7.625%, 2/15/2025, 144A	382,956
785,000	Altice Luxembourg S.A., 7.750%, 5/15/2022, 144A	833,081
6,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	313,407
6,100,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	311,107
200,000	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	201,700
105,000	Nokia Oyj, 3.375%, 6/12/2022	105,787
170,000	Nokia Oyj, 4.375%, 6/12/2027	174,888
605,000	SFR Group S.A., 7.375%, 5/01/2026, 144A	653,400
786,000	Sprint Capital Corp., 6.875%, 11/15/2028	880,320
1,420,000	Sprint Corp., 7.250%, 9/15/2021	1,577,975
605,000	T-Mobile USA, Inc., 6.000%, 4/15/2024	642,056
200,000	Wind Acquisition Finance S.A., 4.750%, 7/15/2020, 144A	202,188

		6,404,501

	Wirelines — 2.7%
705,000	CenturyLink, Inc., 7.650%, 3/15/2042	615,112
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	127,702
60,000,000	Empresa de Telecomunicaniones de Bogota, 7.000%, 1/17/2023, 144A, (COP)	16,368
405,000	Frontier Communications Corp., 9.000%, 8/15/2031	314,888
340,000	Frontier Communications Corp., 10.500%, 9/15/2022	294,950
15,000	Frontier Communications Corp., 11.000%, 9/15/2025	12,713
705,000	Level 3 Communications, Inc., 5.750%, 12/01/2022	724,387
1,545,000	Level 3 Financing, Inc., 5.250%, 3/15/2026	1,583,146
345,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	397,181
250,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	308,738
35,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	44,898
505,000	Windstream Services LLC, 7.750%, 10/15/2020	404,000

		4,844,083

	Total Non-Convertible Bonds (Identified Cost $140,877,965)	146,202,163

Convertible Bonds — 8.8%
	Building Materials — 0.1%
130,000	Tutor Perini Corp., 2.875%, 6/15/2021	151,369

	Cable Satellite — 0.5%
845,000	Dish Network Corp., 2.375%, 3/15/2024, 144A	839,719

	Consumer Cyclical Services — 0.5%
860,000	Macquarie Infrastructure Corp., 2.000%, 10/01/2023	833,125

	Diversified Operations — 0.1%
160,000	RWT Holdings, Inc., 5.625%, 11/15/2019	164,800

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Healthcare — 0.9%
$510,000	Evolent Health, Inc., 2.000%, 12/01/2021, 144A	$573,113
940,000	Teladoc, Inc., 3.000%, 12/15/2022, 144A	1,020,487

		1,593,600

	Leisure — 0.1%
185,000	Rovi Corp., 0.500%, 3/01/2020	187,209

	Midstream — 0.7%
940,000	Chesapeake Energy Corp., 5.500%, 9/15/2026, 144A	862,450
195,000	PDC Energy, Inc., 1.125%, 9/15/2021	189,881
60,000	SM Energy Co., 1.500%, 7/01/2021	56,325
170,000	Whiting Petroleum Corp., 1.250%, 4/01/2020	151,513

		1,260,169

	Oil Field Services — 0.5%
255,000	Hercules Capital, Inc., 4.375%, 2/01/2022, 144A	258,984
860,000	Nabors Industries, Inc., 0.750%, 1/15/2024, 144A	699,288

		958,272

	Pharmaceuticals — 2.7%
760,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	769,975
895,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	1,071,203
115,000	Dermira, Inc., 3.000%, 5/15/2022, 144A	123,769
465,000	Horizon Pharma Investment Ltd., 2.500%, 3/15/2022	419,953
375,000	Impax Laboratories, Inc., 2.000%, 6/15/2022	337,031
1,100,000	Intercept Pharmaceuticals, Inc., 3.250%, 7/01/2023	849,750
105,000	Ionis Pharmaceuticals, Inc., 1.000%, 11/15/2021	110,906
960,000	Neurocrine Biosciences, Inc., 2.250%, 5/15/2024, 144A	1,092,600
100,000	Pacira Pharmaceuticals, Inc., 2.375%, 4/01/2022, 144A	97,625

		4,872,812

	Railroads — 0.4%
415,000	Echo Global Logistics, Inc., 2.500%, 5/01/2020	399,178
275,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024, 144A	309,031

		708,209

	REITs – Mortgage — 0.1%
265,000	iStar, Inc., 3.125%, 9/15/2022, 144A	267,319

	Technology — 2.2%
130,000	Cypress Semiconductor Corp., 4.500%, 1/15/2022	169,731
1,370,000	Finisar Corp., 0.500%, 12/15/2036, 144A	1,284,375
495,000	MagnaChip Semiconductor S.A., 5.000%, 3/01/2021, 144A	751,781
1,210,000	Nuance Communications, Inc., 1.000%, 12/15/2035	1,134,871
115,000	Nuance Communications, Inc., 1.250%, 4/01/2025, 144A	111,119
450,000	Verint Systems, Inc., 1.500%, 6/01/2021	439,875

		3,891,752

	Total Convertible Bonds (Identified Cost $15,567,455)	15,728,355

	Total Bonds and Notes (Identified Cost $156,445,420)	161,930,518

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Senior Loans — 0.8%
	Independent Energy — 0.3%
$531,086	Chesapeake Energy Corp., Term Loan, 3-month LIBOR + 7.500%, 8.814%, 8/23/2021(a)	$571,746

	Other Utility — 0.2%
237,569	PowerTeam Services LLC, 1st Lien Term Loan, 3-month LIBOR + 3.250%, 4.583%, 5/06/2020(a)	236,975
95,000	PowerTeam Services LLC, 2nd Lien Term Loan, 3-month LIBOR + 7.250%, 8.583%, 11/06/2020(a)	94,406

		331,381

	Supermarkets — 0.3%
433,224	Albertsons LLC, USD 2017 Term Loan B4, 1-month LIBOR + 2.750%, 3.985%, 8/25/2021(a)	417,316

	Total Senior Loans (Identified Cost $1,296,007)	1,320,443

Shares
Preferred Stocks — 1.3%
Convertible Preferred Stocks — 1.0%
	Food & Beverage — 0.5%
9,229	Bunge Ltd., 4.875%	958,086

	Midstream — 0.4%
988	Chesapeake Energy Corp., 5.750%	602,680
20	Chesapeake Energy Corp., 5.750%, 144A	12,200
137	Chesapeake Energy Corp., 5.750%	78,347

		693,227

	Technology — 0.1%
1,889	Belden, Inc., 6.750%	204,125

	Total Convertible Preferred Stocks (Identified Cost $1,842,200)	1,855,438

Non-Convertible Preferred Stocks — 0.3%
	Finance Companies — 0.3%
12,925	iStar, Inc., Series E, 7.875%	325,064
7,500	iStar, Inc., Series F, 7.800%	188,700
550	iStar, Inc., Series G, 7.650%	13,959

		527,723

	Total Non-Convertible Preferred Stocks (Identified Cost $417,822)	527,723

	Total Preferred Stocks (Identified Cost $2,260,022)	2,383,161

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
Other Investments — 1.0%
	Aircraft ABS — 1.0%
8,415	Aergen LLC(c)(e)(f)	$863,261
100	ECAF I Blocker Ltd.(c)(e)(f)	990,301

	Total Aircraft ABS (Identified Cost $1,841,500)	1,853,562

Common Stocks — 1.6%
	Media — 0.0%
4,113	Dex Media, Inc.(c)(e)(f)(i)(j)	23,855

	Oil, Gas & Consumable Fuels — 1.4%
24,185	Bonanza Creek Energy, Inc.(i)	797,863
8,265	Frontera Energy Corp.(i)	288,472
12,992	Halcon Resources Corp.(i)	88,346
14,882	Kinder Morgan, Inc.	285,437
3,403	Paragon Offshore Ltd., Litigation Units Class A(e)(f)(i)(l)	3,063
5,106	Paragon Offshore Ltd., Litigation Units Class B(e)(f)(i)(m)	96,161
3,403	Paragon Offshore Ltd.(e)(f)(i)	55,299
1,725	Rex Energy Corp.(i)	4,657
162,248	Whiting Petroleum Corp.(i)	885,874

		2,505,172

	Pharmaceuticals — 0.2%
5,539	Bristol-Myers Squibb Co.	353,056

	Total Common Stocks (Identified Cost $7,587,253)	2,882,083

Warrants — 0.0%
3,528	Halcon Resources Corp., Expiration on 9/9/2020 at $14.04(i)	1,940
10,360	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(c)(e)(f)(i)	—

	Total Warrants (Identified Cost $—)	1,940

Principal Amount (‡)
Short-Term Investments — 3.5%
$6,240,308	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $6,240,485 on 10/02/2017 collateralized by $6,050,000 U.S. Treasury Inflation Note, 0.125% due 4/15/2020 valued at $6,367,123 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $6,240,308)	6,240,308

	Total Investments — 98.6% (Identified Cost $175,670,510)	176,612,015
	Other assets less liabilities — 1.4%	2,595,898

	Net Assets — 100.0%	$179,207,913

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Variable rate security. Rate as of September 30, 2017 is disclosed.
(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. For the period ended September 30, 2017, interest payments were made in cash.
(c)	Illiquid security. (Unaudited)
(d)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2017, the value of these securities amounted to $3,391,903 or 1.9% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(f)	Fair valued by the Fund’s adviser. At September 30, 2017, the value of these securities amounted to $2,031,952 or 1.1% of net assets. See Note 2 of Notes to Financial Statements.
(g)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(i)	Non-income producing security.
(j)	Security subject to restrictions on resale. This security was acquired on August 12, 2016 at a cost of $20,040. At September 30, 2017, the value of this security amounted to $23,855 or less than 0.1% of net assets.
(k)	Variable rate security. The interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of September 30, 2017 is disclosed.
(l)	Security subject to restrictions on resale. This security was acquired on July 18, 2017 at a cost of $25,887. At September 30, 2017, the value of this security amounted to $3,063 or less than 0.1% of net assets.
(m)	Security subject to restrictions on resale. This security was acquired on July 18, 2017 at a cost of $517,958. At September 30, 2017, the value of this security amounted to $96,161 or 0.1% of net assets.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the value of Rule 144A holdings amounted to $71,664,260 or 40.0% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

ARS	Argentine Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
TRY	Turkish Lira

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Industry Summary at September 30, 2017

Independent Energy	8.6%
Cable Satellite	7.3
Technology	7.0
Healthcare	5.9
Midstream	5.4
Banking	4.3
Finance Companies	4.2
Pharmaceuticals	4.0
Wireless	3.6
Government Owned - No Guarantee	3.0
Metals & Mining	2.9
Wirelines	2.7
Food & Beverage	2.3
Aerospace & Defense	2.2
Home Construction	2.0
Supranational	2.0
Media Entertainment	2.0
Other Investments, less than 2% each	25.7
Short-Term Investments	3.5

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 99.0% of Net Assets
	ABS Car Loan — 11.6%
$3,862	AmeriCredit Automobile Receivables Trust, Series 2014-1, Class B, 1.680%, 7/08/2019	$3,862
375,000	AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.730%, 3/08/2021	378,692
152,000	AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.890%, 1/10/2022	153,896
72,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C, 2.870%, 11/08/2021	72,899
160,000	AmeriCredit Automobile Receivables Trust, Series 2016-3, Class C, 2.240%, 4/08/2022	159,406
555,000	Americredit Automobile Receivables Trust, Series 2016-4, Class B, 1.830%, 12/08/2021	550,995
110,000	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class B, 2.300%, 2/18/2022	110,206
300,000	AmeriCredit Automobile Receivables Trust, Series 2017-2, Class B, 2.400%, 5/18/2022	300,845
170,000	AmeriCredit Automobile Receivables Trust, Series 2017-3, Class B, 2.240%, 6/19/2023	169,496
210,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 2.460%, 7/20/2020, 144A	210,673
360,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	363,191
365,000	Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class A, 3.070%, 9/20/2023, 144A	367,935
3,962	California Republic Auto Receivables Trust, Series 2013-2, Class A2, 1.230%, 3/15/2019	3,961
520,000	California Republic Auto Recievables Trust, Series 2017-1, Class A4, 2.280%, 6/15/2022	521,721
163,064	Capital Auto Receivables Asset Trust, Series 2015-1, Class A3, 1.610%, 6/20/2019	163,096
36,399	CarFinance Capital Auto Trust, Series 2014-2A, Class A, 1.440%, 11/16/2020, 144A	36,379
1,000,000	CarMax Auto Owner Trust, Series 2017-2, Class A3, 1.930%, 3/15/2022(d)	999,716
325,000	Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A3, 1.640%, 7/15/2021, 144A	324,063
465,000	CPS Auto Receivables Trust, Series 2015-A, Class B, 2.790%, 2/16/2021, 144A	467,733
125,000	CPS Auto Receivables Trust, Series 2017-C, Class B, 2.300%, 7/15/2021, 144A	124,806
275,000	Credit Acceptance Auto Loan Trust, Series 2015-1A, Class B, 2.610%, 1/17/2023, 144A	275,707
800,000	Credit Acceptance Auto Loan Trust, Series 2016-2A, Class B, 3.180%, 5/15/2024, 144A	805,838
275,000	Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 2.150%, 4/15/2024, 144A	274,316
185,733	Drive Auto Receivables Trust, Series 2015-BA, Class C, 2.760%, 7/15/2021, 144A	186,600
362,000	Drive Auto Receivables Trust, Series 2016-BA, Class C, 3.190%, 7/15/2022, 144A	365,674

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$470,000	Drive Auto Receivables Trust, Series 2016-CA, Class B, 2.370%, 11/16/2020, 144A	$471,822
230,000	Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.980%, 1/18/2022, 144A	232,443
275,000	Drive Auto Receivables Trust, Series 2017-BA, Class C, 2.610%, 8/16/2021, 144A	276,044
107,000	DT Auto Owner Trust, Series 2015-2A, Class D, 4.250%, 2/15/2022, 144A	108,933
335,000	DT Auto Owner Trust, Series 2015-3A, Class D, 4.530%, 10/17/2022, 144A	341,143
255,000	DT Auto Owner Trust, Series 2016-2A, Class D, 5.430%, 11/15/2022, 144A	264,859
440,000	DT Auto Owner Trust, Series 2016-4A, Class C, 2.740%, 10/17/2022, 144A	440,939
90,000	DT Auto Owner Trust, Series 2017-1A, Class C, 2.700%, 11/15/2022, 144A	90,030
350,000	DT Auto Owner Trust, Series 2017-3A, Class B, 2.400%, 5/17/2021, 144A	349,722
300,000	Exeter Automobile Receivables Trust, Series 2017-2A, Class B, 2.820%, 5/16/2022, 144A	299,805
260,000	First Investors Auto Owner Trust, Series 2017-1A, Class A2, 2.200%, 3/15/2022, 144A	259,944
315,000	First Investors Auto Owner Trust, Series 2017-2A, Class A2, 2.270%, 7/15/2022, 144A	314,580
290,000	Flagship Credit Auto Trust, Series 2015-2B, 3.080%, 12/15/2021, 144A	292,299
195,000	Flagship Credit Auto Trust, Series 2016-2, Class B, 3.840%, 9/15/2022, 144A	199,374
135,000	Flagship Credit Auto Trust, Series 2016-3, Class B, 2.430%, 6/15/2021, 144A	135,374
160,000	Flagship Credit Auto Trust, Series 2016-4, Class B, 2.410%, 10/15/2021, 144A	160,221
230,000	Ford Credit Auto Owner Trust, Series 2014-2, Class A, 2.310%, 4/15/2026, 144A	231,875
705,000	Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.030%, 12/15/2027, 144A	699,572
115,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.260%, 11/15/2025, 144A	115,840
590,000	GM Financial Automobile Leasing Trust, Series 2016-2, Class A3, 1.620%, 9/20/2019	589,799
275,000	GM Financial Consumer Automobile, Series 2017-1A, Class A3, 1.780%, 10/18/2021, 144A	274,731
490,000	Hyundai Auto Lease Securitization Trust, Series 2016-C, Class A4, 1.650%, 7/15/2020, 144A	488,882
275,000	Hyundai Auto Lease Securitization Trust, Series 2017-A, Class A3, 1.880%, 8/17/2020, 144A	275,377
900,000	Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3, 1.970%, 7/15/2020, 144A(d)	901,188
595,000	NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A, 1.920%, 10/15/2019, 144A	595,076
120,000	NextGear Floorplan Master Owner Trust, Series 2016-2A, Class A2, 2.190%, 9/15/2021, 144A	119,665
510,000	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A2, 2.540%, 4/18/2022, 144A	510,578
71,873	Prestige Auto Receivables Trust, Series 2015-1, Class A3, 1.530%, 2/15/2021, 144A	71,872
505,000	Prestige Auto Receivables Trust, Series 2016-2A, Class A3, 1.760%, 1/15/2021, 144A	503,265
188,000	Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.660%, 11/15/2021	189,585

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$500,000	Santander Drive Auto Receivables Trust, Series 2016-3, Class B, 1.890%, 6/15/2021	$499,261
165,000	Santander Drive Auto Receivables Trust, Series 2017-1, Class B, 2.100%, 6/15/2021	165,008
265,000	Santander Drive Auto Receivables Trust, Series 2017-2, Class B, 2.210%, 10/15/2021	265,412
800,000	Westlake Automobile Receivables Trust, Series 2016-3A, Class B, 2.070%, 12/15/2021, 144A	798,328
295,000	Westlake Automobile Receivables Trust, Series 2017-1A, Class B, 2.300%, 10/17/2022, 144A	295,554
103,847	World Omni Auto Receivables Trust, Series 2014-B, Class A3, 1.140%, 1/15/2020	103,725
1,330,000	World Omni Auto Receivables Trust, Series 2017-A, Class A3, 1.930%, 9/15/2022(d)	1,330,026
110,000	World Omni Auto Receivables Trust, Series 2017-B, Class A3, 1.950%, 2/15/2023	109,777

		20,763,634

	ABS Credit Card — 3.3%
605,000	American Express Credit Account Master Trust, Series 2017-1, Class A, 1.930%, 9/15/2022	605,821
630,000	Bank of America Credit Card Trust, Series 2017-A1, Class A1, 1.950%, 8/15/2022	630,907
415,000	Barclays Dryrock Issuance Trust, Series 2014-3, Class A, 2.410%, 7/15/2022	419,392
745,000	Capital One Multi-Asset Execution Trust, Series 2017-A1, Class A1, 2.000%, 1/17/2023(d)	747,145
1,085,000	Chase Issuance Trust, Series 2016-A4, Class A4, 1.490%, 7/15/2022(d)	1,071,521
260,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.880%, 1/23/2023	267,174
470,000	Synchrony Credit Card Master Note Trust, Series 2016-3, Class A, 1.580%, 9/15/2022	467,288
501,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023	510,195
555,000	World Financial Network Credit Card Master Trust, Series 2016-C, Class A, 1.720%, 8/15/2023	551,534
730,000	World Financial Network Credit Card Master Trust, Series 2017-A, Class A, 2.120%, 3/15/2024(d)	730,242

		6,001,219

	ABS Home Equity — 1.1%
418,559	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A	433,437
296,368	Colony American Finance Ltd., Series 2015-1, Class A, 2.896%, 10/15/2047, 144A	298,135
207,353	Colony American Homes, Series 2014-1A, Class A, 1-month LIBOR + 1.150%, 2.384%, 5/17/2031, 144A(a)	208,221
19,148	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 4.956%, 7/25/2021(c)	18,609

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Home Equity — continued
$12,743	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(c)	$12,876
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 1-month LIBOR + 1.850%, 3.087%, 10/25/2027(a)	510,792
176,107	Mill City Mortgage Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(c)	176,015
156,218	Towd Point Mortgage Trust, Series 2015-2, Class 1AE2, 2.750%, 11/25/2060, 144A(c)	156,905
69,212	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, 3.296%, 5/01/2035(c)	70,851

		1,885,841

	ABS Other — 2.0%
131,625	DB Master Finance LLC, Series 2015-1A, Class A2I, 3.262%, 2/20/2045, 144A	131,832
26,173	FRS I LLC, Series 2013-1A, Class A1, 1.800%, 4/15/2043, 144A	26,065
270,000	John Deere Owner Trust, Series 2017-B, Class A3, 1.820%, 10/15/2021	269,822
414,615	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032, 144A(c)	418,361
30,760	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A	30,795
385,000	OneMain Financial Issuance Trust, Series 2015-1A, Class A, 3.190%, 3/18/2026, 144A	388,767
350,000	OneMain Financial Issuance Trust, Series 2016-1A, Class A, 3.660%, 2/20/2029, 144A	358,278
343,083	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	342,144
211,606	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A	221,571
179,155	Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A, 2.910%, 3/20/2034, 144A	180,143
176,458	TAL Advantage V LLC, Series 2014-1A, Class A, 3.510%, 2/22/2039, 144A	176,453
78,593	TAL Advantage V LLC, Series 2014-2A, Class A2, 3.330%, 5/20/2039, 144A	78,407
179,167	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A	178,255
795,000	Verizon Owner Trust, Series 2017-1A, Class A, 2.060%, 9/20/2021, 144A(d)	797,171

		3,598,064

	ABS Student Loan — 0.9%
199,952	Earnest Student Loan Program LLC, Series 2017-A, Class A2, 2.650%, 1/25/2041, 144A	199,027
313,842	North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 3-month LIBOR + 0.800%, 2.114%, 7/25/2025(a)	314,366
100,238	SoFi Professional Loan Program LLC, Series 2015-A, Class A2, 2.420%, 3/25/2030, 144A	100,298
368,815	SoFi Professional Loan Program LLC, Series 2015-C, Class A2, 2.510%, 8/25/2033, 144A	369,556
295,000	SoFi Professional Loan Program LLC, Series 2016-B, Class A2B, 2.740%, 10/25/2032, 144A	297,218
276,564	South Carolina Student Loan Corp., Series 2010-1, Class A2, 3-month LIBOR + 1.000%, 2.314%, 7/25/2025(a)	278,569

		1,559,034

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Aerospace & Defense — 0.7%
$580,000	General Dynamics Corp., 2.625%, 11/15/2027	$561,299
450,000	Rolls-Royce PLC, 2.375%, 10/14/2020, 144A	448,992
270,000	Textron, Inc., 3.375%, 3/01/2028	268,069

		1,278,360

	Agency Commercial Mortgage-Backed Securities — 2.1%
648,018	FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.974%, 1/25/2021(c)	685,760
509,476	FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.320%, 2/25/2023(c)	533,937
701,647	FHLMC Multifamily Structured Pass Through Certificates, Series K042, Class A2, 2.670%, 12/25/2024	705,818
1,014,484	FHLMC Multifamily Structured Pass Through Certificates, Series K711, Class A2, 1.730%, 7/25/2019(d)	1,012,852
625,673	FHLMC Multifamily Structured Pass Through Certificates, Series KLH2, Class A, 1-month LIBOR + 0.700%, 1.932%, 11/25/2022(a)	628,222
161,033	FHLMC Multifamily Structured Pass Through Certificates, Series KP03, Class A2, 1.780%, 7/25/2019	160,965

		3,727,554

	Airlines — 0.0%
59,516	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	65,156

	Automotive — 3.9%
500,000	American Honda Finance Corp., MTN, 1.200%, 7/12/2019	495,467
425,000	American Honda Finance Corp., MTN, 2.000%, 2/14/2020	425,938
585,000	BMW U.S. Capital LLC, 1.850%, 9/15/2021, 144A	574,741
740,000	Daimler Finance North America LLC, 2.200%, 5/05/2020, 144A	740,875
220,000	Daimler Finance North America LLC, 2.450%, 5/18/2020, 144A	221,545
45,000	Delphi Automotive PLC, 3.150%, 11/19/2020	46,042
360,000	Ford Motor Credit Co. LLC, 2.459%, 3/27/2020	360,284
670,000	Ford Motor Credit Co. LLC, 2.979%, 8/03/2022	667,181
955,000	General Motors Co., 3-month LIBOR + 0.800%, 2.112%, 8/07/2020(a)	955,861
730,000	Hyundai Capital America, 2.750%, 9/18/2020, 144A	728,680
930,000	Nissan Motor Acceptance Corp., 2.150%, 7/13/2020, 144A	932,197
150,000	PACCAR Financial Corp., MTN, 1.200%, 8/12/2019	148,189
660,000	Toyota Motor Credit Corp., 2.150%, 9/08/2022	652,682

		6,949,682

	Banking — 17.9%
530,000	ABN AMRO Bank NV, 1.800%, 9/20/2019, 144A	527,546
955,000	American Express Co., 2.500%, 8/01/2022	953,906
915,000	ANZ New Zealand (Int’l) Ltd., 2.200%, 7/17/2020, 144A	915,750
116,000	Bank of America Corp., MTN, 6.875%, 4/25/2018	119,339
365,000	Bank of Montreal, MTN, 1.500%, 7/18/2019	362,685
545,000	Bank of Montreal, MTN, 2.100%, 12/12/2019	546,956
875,000	Bank of Montreal, MTN, 2.350%, 9/11/2022	866,207
1,080,000	Bank of New York Mellon Corp. (The), MTN, (fixed rate to 5/16/2022, variable rate thereafter), 2.661%, 5/16/2023	1,084,484

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$740,000	Bank of Nova Scotia, 2.150%, 7/14/2020	$742,009
450,000	Banque Federative du Credit Mutuel S.A., 2.200%, 7/20/2020, 144A	449,750
930,000	Banque Federative du Credit Mutuel S.A., 2.700%, 7/20/2022, 144A	934,354
490,000	BNZ International Funding Ltd., 2.400%, 2/21/2020, 144A	491,853
750,000	Capital One Financial Corp., 2.500%, 5/12/2020	753,492
435,000	Citigroup, Inc., 2.750%, 4/25/2022	437,092
215,000	Citigroup, Inc., 2.900%, 12/08/2021	217,649
625,000	Citizens Bank NA, 2.250%, 3/02/2020	625,827
430,000	Citizens Bank NA, Series BKNT, 2.500%, 3/14/2019	433,032
250,000	Comerica Bank, 2.500%, 6/02/2020	251,363
970,000	Commonwealth Bank of Australia, 1.750%, 11/07/2019, 144A	965,005
615,000	Commonwealth Bank of Australia, 3.150%, 9/19/2027, 144A	609,393
595,000	Credit Agricole S.A., 3.250%, 10/04/2024, 144A	595,179
615,000	Credit Suisse Group AG, (fixed rate to 12/14/2022, variable rate thereafter), 2.997%, 12/14/2023, 144A	613,175
735,000	Danske Bank AS, 2.200%, 3/02/2020, 144A	736,618
1,060,000	Deutsche Bank AG, 2.700%, 7/13/2020	1,064,299
780,000	Fifth Third Bank, Series BKNT, 1.625%, 9/27/2019	775,201
215,000	Goldman Sachs Group, Inc. (The), 2.750%, 9/15/2020	217,778
185,000	HSBC USA, Inc., 2.375%, 11/13/2019	186,317
580,000	Intesa Sanpaolo SpA, 3.125%, 7/14/2022, 144A	581,431
1,035,000	JPMorgan Chase & Co., 3-month LIBOR + 0.550%, 1.867%, 3/09/2021(a)	1,035,859
585,000	JPMorgan Chase Bank NA, 1.650%, 9/23/2019	582,852
555,000	Key Bank NA, Series BKNT, 1.600%, 8/22/2019	552,023
910,000	KeyBank N.A., 2.400%, 6/09/2022	906,296
460,000	Mizuho Bank Ltd., 1.800%, 3/26/2018, 144A	459,931
670,000	Mizuho Financial Group, Inc., 3.170%, 9/11/2027	655,728
855,000	Morgan Stanley, Series 3NC2, 3-month LIBOR + 0.800%, 2.109%, 2/14/2020(a)	859,351
295,000	National Bank of Canada, 2.100%, 12/14/2018	295,693
540,000	Nordea Bank AB, 1.625%, 9/30/2019, 144A	536,522
845,000	Nordea Bank AB, 2.125%, 5/29/2020, 144A	845,828
315,000	Northern Trust Corp., (fixed rate to 5/8/2027, variable rate thereafter), 3.375%, 5/08/2032	315,116
652,000	Royal Bank of Canada, GMTN, 1.625%, 4/15/2019	649,983
855,000	Santander Holdings USA, Inc., 3.700%, 3/28/2022, 144A	871,109
605,000	State Street Corp., (fixed rate to 5/15/2022, variable rate thereafter), 2.653%, 5/15/2023	608,358
475,000	Sumitomo Mitsui Financial Group, Inc., 2.784%, 7/12/2022	476,840
525,000	Svenska Handelsbanken AB, Series BKNT, 1.500%, 9/06/2019	521,349
840,000	U.S. Bank NA, 2.000%, 1/24/2020	842,262
920,000	UBS AG, 2.200%, 6/08/2020, 144A	921,932
455,000	UniCredit SpA, 3.750%, 4/12/2022, 144A	466,404
855,000	Wells Fargo & Co., MTN, 2.625%, 7/22/2022	856,430
755,000	Wells Fargo & Co., MTN, 3.300%, 9/09/2024	767,433
770,000	Wells Fargo Bank NA, 1.750%, 5/24/2019	769,467
375,000	Westpac Banking Corp., 2.500%, 6/28/2022	374,820

		32,229,276

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Brokerage — 0.5%
$335,000	CBOE Holdings, Inc., 1.950%, 6/28/2019	$334,665
480,000	E*TRADE Financial Corp., 2.950%, 8/24/2022	481,067

		815,732

	Building Materials — 0.4%
107,000	Fortune Brands Home & Security, Inc., 3.000%, 6/15/2020	108,599
600,000	Martin Marietta Materials, Inc., 3-month LIBOR + 0.650%, 1.965%, 5/22/2020(a)	602,426
40,000	Masco Corp., 3.500%, 4/01/2021	41,075
4,000	Masco Corp., 7.125%, 3/15/2020	4,440

		756,540

	Cable Satellite — 0.5%
300,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025	320,704
645,000	Cox Communications, Inc., 3.150%, 8/15/2024, 144A	640,953

		961,657

	Chemicals — 0.3%
107,000	Airgas, Inc., 3.050%, 8/01/2020	109,443
9,000	Eastman Chemical Co., 4.500%, 1/15/2021	9,526
385,000	EI du Pont de Nemours & Co., 2.200%, 5/01/2020	387,478
45,000	Methanex Corp., 3.250%, 12/15/2019	45,414

		551,861

	Collateralized Mortgage Obligations — 1.7%
211,826	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 1.731%, 7/20/2064(a)	211,488
143,787	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 1.731%, 7/20/2064(a)	143,536
345,087	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065	344,338
555,860	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	544,559
577,472	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 2.151%, 2/20/2066(a)	584,481
1,220,658	Government National Mortgage Association, Series 2016-H10, Class FJ, 1-month LIBOR + 0.600%, 1.831%, 4/20/2066(a)(d)	1,223,367

		3,051,769

	Construction Machinery — 0.6%
174,000	John Deere Capital Corp., 2.450%, 9/11/2020	175,984
565,000	John Deere Capital Corp., MTN, 2.800%, 9/08/2027	555,480
350,000	John Deere Capital Corp., MTN, 1.950%, 6/22/2020	350,354

		1,081,818

	Consumer Cyclical Services — 1.2%
225,000	Alibaba Group Holding Ltd., 2.500%, 11/28/2019	226,840
885,000	Expedia, Inc., 3.800%, 2/15/2028, 144A	877,185
1,020,000	Western Union Co. (The), 3.600%, 3/15/2022	1,035,571

		2,139,596

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Consumer Products — 0.2%
$120,000	Church & Dwight Co., Inc., 2.450%, 8/01/2022	$119,552
170,000	Hasbro, Inc., 3.500%, 9/15/2027	168,484

		288,036

	Diversified Manufacturing — 0.7%
620,000	Eaton Corp., 3.103%, 9/15/2027	612,518
80,000	Snap-on, Inc., 4.250%, 1/15/2018	80,588
615,000	United Technologies Corp., 2.800%, 5/04/2024	615,550

		1,308,656

	Electric — 2.5%
120,000	Consolidated Edison Co. of New York, Inc., Series B, 2.900%, 12/01/2026	118,101
1,035,000	Consolidated Edison, Inc., Series A, 2.000%, 3/15/2020	1,034,794
451,000	Exelon Corp., 2.450%, 4/15/2021	451,040
179,000	Exelon Generation Co. LLC, 2.950%, 1/15/2020	182,166
116,000	Exelon Generation Co. LLC, 4.250%, 6/15/2022	124,029
395,000	Fortis, Inc., 2.100%, 10/04/2021	387,828
188,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	195,175
690,000	National Rural Utilities Cooperative Finance Corp., MTN, 1.500%, 11/01/2019	684,546
280,000	NextEra Energy Capital Holdings, Inc., 1.649%, 9/01/2018	279,878
273,000	Southern Co. (The), 2.750%, 6/15/2020	277,499
720,000	Southern Power Co., Series E, 2.500%, 12/15/2021	716,894

		4,451,950

	Finance Companies — 0.4%
665,000	Ares Capital Corp., 3.500%, 2/10/2023	657,584

	Financial Other — 0.6%
410,000	Mitsubishi UFJ Lease & Finance Co. Ltd., 2.652%, 9/19/2022, 144A	406,527
615,000	ORIX Corp., 2.900%, 7/18/2022	617,335

		1,023,862

	Food & Beverage — 1.8%
9,000	Anheuser-Busch Cos. LLC, 5.000%, 3/01/2019	9,397
210,000	Dr Pepper Snapple Group, Inc., 3.430%, 6/15/2027, 144A	211,086
950,000	Kraft Heinz Food Co., 3-month LIBOR + 0.570%, 1.879%, 2/10/2021(a)	950,854
845,000	Molson Coors Brewing Co., 2.250%, 3/15/2020, 144A	844,474
140,000	Smithfield Foods, Inc., 3.350%, 2/01/2022, 144A	142,666
1,070,000	Tyson Foods, Inc., 3-month LIBOR + 0.450%, 1.768%, 5/30/2019(a)	1,071,572

		3,230,049

	Government Owned – No Guarantee — 1.1%
445,000	Petroleos Mexicanos, 6.375%, 2/04/2021	487,502
155,000	Petroleos Mexicanos, 6.875%, 8/04/2026	176,312
625,000	Sinopec Group, 3.250%, 9/13/2027, 144A	618,212
780,000	Sinopec Group Overseas Development 2016 Ltd., 1.750%, 9/29/2019, 144A	771,631

		2,053,657

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Healthcare — 1.2%
$41,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	$41,134
750,000	Becton, Dickinson and Co., 2.133%, 6/06/2019	752,065
640,000	Cardinal Health, Inc., 1.948%, 6/14/2019	640,255
390,000	Express Scripts Holding Co., 3.500%, 6/15/2024	395,719
183,000	Life Technologies Corp., 6.000%, 3/01/2020	198,824
94,000	Quest Diagnostics, Inc., 4.750%, 1/30/2020	99,395

		2,127,392

	Hybrid ARMs — 0.1%
55,884	FHLMC, 1-year CMT + 2.248%, 3.111%, 1/01/2035(a)	58,979
155,491	FHLMC, 1-year CMT + 2.495%, 3.268%, 5/01/2036(a)	165,295

		224,274

	Independent Energy — 0.5%
240,000	Concho Resources, Inc., 3.750%, 10/01/2027	241,068
107,000	ConocoPhillips Co., 2.875%, 11/15/2021	109,008
179,000	Encana Corp., 6.500%, 5/15/2019	190,485
445,000	EQT Corp., 3.900%, 10/01/2027	445,078

		985,639

	Integrated Energy — 1.4%
620,000	BP Capital Markets PLC, 3.279%, 9/19/2027	619,398
845,000	Cenovus Energy, Inc., 4.250%, 4/15/2027, 144A	837,803
1,030,000	Chevron Corp., 1.991%, 3/03/2020	1,033,876

		2,491,077

	Life Insurance — 1.9%
85,000	AIG Global Funding, 2.150%, 7/02/2020, 144A	84,880
535,000	Athene Global Funding, 2.750%, 4/20/2020, 144A	539,246
535,000	Athene Global Funding, 3.000%, 7/01/2022, 144A	532,841
655,000	Brighthouse Financial, Inc., 3.700%, 6/22/2027, 144A	643,129
830,000	Jackson National Life Global Funding, 2.200%, 1/30/2020, 144A	830,632
344,000	Reliance Standard Life Global Funding II, 2.150%, 10/15/2018, 144A	345,379
63,000	Unum Group, 5.625%, 9/15/2020	68,612
295,000	Voya Financial, Inc., 3.125%, 7/15/2024	291,137

		3,335,856

	Media Entertainment — 0.9%
95,000	Activision Blizzard, Inc., 2.300%, 9/15/2021	94,464
230,000	Discovery Communications LLC, 3.950%, 3/20/2028	228,352
715,000	Moody’s Corp., 3-month LIBOR + 0.350%, 1.666%, 9/04/2018(a)	716,261
112,000	S&P Global, Inc, 3.300%, 8/14/2020	114,892
480,000	Walt Disney Co. (The), MTN, 1.950%, 3/04/2020	481,600

		1,635,569

	Metals & Mining — 0.0%
40,000	Barrick North America Finance LLC, 4.400%, 5/30/2021	43,015
31,000	Reliance Steel & Aluminum Co., 4.500%, 4/15/2023	32,893

		75,908

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Midstream — 0.6%
$155,000	Enbridge, Inc., 3.500%, 6/10/2024	$157,400
255,000	Energy Transfer LP, 2.500%, 6/15/2018	256,001
60,000	Energy Transfer LP, 4.900%, 2/01/2024	63,639
255,000	Kinder Morgan Energy Partners LP, 4.150%, 2/01/2024	264,324
160,000	Plains All American Pipeline LP/PAA Finance Corp., 3.850%, 10/15/2023	160,613
143,000	Williams Partners LP, 3.600%, 3/15/2022	147,747

		1,049,724

	Mortgage Related — 4.4%
4,429	FHLMC, 3.000%, 10/01/2026	4,555
462	FHLMC, 6.500%, 1/01/2024	512
82	FHLMC, 8.000%, 7/01/2025	91
167	FNMA, 6.000%, 9/01/2021	170
421,390	GNMA, 4.288%, 2/20/2063(c)	437,884
231,799	GNMA, 4.297%, 2/20/2063(c)	242,097
293,208	GNMA, 4.412%, with various maturities in 2066(b)(c)	320,122
103,536	GNMA, 4.426%, 9/20/2066(c)	112,877
68,453	GNMA, 4.448%, 11/20/2066(c)	74,677
188,183	GNMA, 4.466%, 10/20/2062(c)	195,558
185,432	GNMA, 4.467%, 5/20/2062(c)	191,347
117,522	GNMA, 4.477%, 11/20/2066(c)	128,545
67,617	GNMA, 4.479%, 8/20/2066(c)	73,749
434,326	GNMA, 4.498%, 4/20/2063(c)	452,691
247,579	GNMA, 4.504%, 5/20/2062(c)	255,320
226,201	GNMA, 4.518%, 4/20/2063(c)	235,976
113,837	GNMA, 4.522%, 10/20/2066(c)	124,712
1,115,841	GNMA, 4.534%, 4/20/2067(c)(d)	1,232,463
187,574	GNMA, 4.539%, 9/20/2066(c)	206,266
193,924	GNMA, 4.559%, 3/20/2062(c)	199,947
100,902	GNMA, 4.562%, 10/20/2066(c)	111,346
220,484	GNMA, 4.563%, 3/20/2063(c)	230,148
506,922	GNMA, 4.566%, 7/20/2067(c)(d)	557,642
174,141	GNMA, 4.580%, 6/20/2062(c)	179,611
254,434	GNMA, 4.581%, 2/20/2063(c)	264,736
842,190	GNMA, 4.594%, 1/20/2067(c)(d)	931,912
349,770	GNMA, 4.599%, 11/20/2064(c)	362,027
141,452	GNMA, 4.602%, 7/20/2062(c)	146,021
142,822	GNMA, 4.683%, 8/20/2061(c)	145,168
474,585	GNMA, 4.684%, 5/20/2064(c)	515,813
1,502	GNMA, 6.500%, 12/15/2023	1,657
191	GNMA, 8.500%, 9/15/2022	192
493	GNMA, 9.500%, 1/15/2019	499

		7,936,331

	Natural Gas — 0.5%
965,000	Sempra Energy, 1.625%, 10/07/2019	958,915

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — 7.5%
$565,000	Barclays Commercial Mortgage Securities Trust, Series 2017-C1, Class A2, 3.189%, 2/15/2050(d)	$581,140
491,600	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.865%, 1/10/2048	515,359
361,996	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4, 3.283%, 5/10/2058	365,292
992,138	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4, 3.314%, 4/10/2049(d)	1,007,096
263,676	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A5, 3.612%, 6/10/2046(c)	276,350
535,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	535,747
84,913	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	85,969
232,393	Commercial Mortgage Pass Through Certificates, Series 2014-CR15, Class A2, 2.928%, 2/10/2047	235,307
205,578	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047	215,184
478,193	Commercial Mortgage Pass Through Certificates, Series 2014-LC17, Class A3, 3.723%, 10/10/2047	492,496
730,000	Commercial Mortgage Pass Through Certificates, Series 2014-TWC, Class A, 1-month LIBOR + 0.850%, 2.087%, 2/13/2032, 144A(a)	730,342
280,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS3, Class A4, 3.819%, 6/10/2047	294,745
520,299	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class A5, 3.765%, 2/10/2049	544,389
280,000	Commercial Mortgage Trust, Series 2015-DC1, Class A5, 3.350%, 2/10/2048	285,902
380,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA, Class A2, 3.953%, 9/15/2037, 144A	393,625
84,913	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617%, 11/15/2048	89,075
107,224	GP Portfolio Trust, Series 2014-GPP, Class A, 1-month LIBOR + 1.200%, 2.427%, 2/15/2027, 144A(a)	107,462
340,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(c)	336,971
330,000	GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.074%, 1/10/2047	352,623
216,993	GS Mortgage Securities Trust, Series 2014-GC20, Class A3, 3.680%, 4/10/2047	222,691
355,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	359,557
120,665	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047	125,709
43,022	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1-month LIBOR + 0.980%, 2.207%, 7/15/2031, 144A(a)	43,086
459,170	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class A, 1-month LIBOR + 1.700%, 2.927%, 7/15/2036, 144A(a)	460,174
259,993	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2017-JP5, Class A1, 2.086%, 3/15/2050	259,774

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$240,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A4, 4.219%, 7/15/2046(c)	$258,035
263,676	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 2/15/2047	274,459
129,604	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.306%, 4/15/2048	132,391
185,000	SCG Trust, Series 2013-SRP1, Class B, 1-month LIBOR + 2.500%, 3.977%, 11/15/2026, 144A(a)	182,195
505,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A	500,322
565,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.244%, 4/10/2046(d)	583,253
201,109	Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.426%, 3/15/2059	206,407
1,295,000	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A2, 3.118%, 1/15/2060(d)	1,329,615
174,460	WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class A, 1-month LIBOR + 1.122%, 2.356%, 11/15/2029, 144A(a)	174,459
178,764	WFRBS Commercial Mortgage Trust, Series 2004-C19, Class A3, 3.660%, 3/15/2047	186,095
325,000	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.101%, 3/15/2047	347,389
348,589	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ASB, 3.638%, 5/15/2047	365,094

		13,455,779

	Pharmaceuticals — 0.7%
22,000	Amgen, Inc., 2.200%, 5/22/2019	22,102
425,000	Novartis Capital Corp. (The), 1.800%, 2/14/2020	425,142
775,000	Shire Acquisitions Investments Ireland DAC, 1.900%, 9/23/2019	773,468

		1,220,712

	Property & Casualty Insurance — 0.3%
310,000	Kemper Corp., 4.350%, 2/15/2025	314,256
235,000	RenaissanceRe Finance, Inc., 3.450%, 7/01/2027	231,612

		545,868

	Railroads — 0.3%
206,000	CSX Corp., 3.700%, 10/30/2020	214,619
27,000	CSX Corp., 6.150%, 5/01/2037	34,557
215,000	Union Pacific Corp., 3.646%, 2/15/2024	226,830

		476,006

	REITs – Health Care — 0.4%
31,000	Healthcare Realty Trust, Inc., 3.750%, 4/15/2023	31,522
290,000	MPT Operating Partnership LP/MPT Finance Corp., 5.000%, 10/15/2027	297,250
465,000	Omega Healthcare Investors, Inc., 4.750%, 1/15/2028	466,849

		795,621

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	REITs – Shopping Centers — 0.5%
$480,000	Brixmor Operating Partnership LP, 3.650%, 6/15/2024	$477,616
435,000	Kimco Realty Corp., 3.800%, 4/01/2027	439,339

		916,955

	REITs – Single Tenant — 0.2%
315,000	Select Income REIT, 4.250%, 5/15/2024	315,984

	Restaurants — 0.6%
1,030,000	McDonald’s Corp., MTN, 2.625%, 1/15/2022	1,037,415

	Retailers — 0.6%
1,080,000	Costco Wholesale Corp., 2.750%, 5/18/2024	1,082,462

	Sovereigns — 0.6%
680,000	Kingdom of Saudi Arabia, 3.625%, 3/04/2028, 144A	678,273
465,000	Republic of South Africa, 4.850%, 9/27/2027	460,196

		1,138,469

	Technology — 3.4%
45,000	Apple, Inc., 2.250%, 2/23/2021	45,362
380,000	Apple, Inc., 3.000%, 2/09/2024	389,405
455,000	Arrow Electronics, Inc., 3.250%, 9/08/2024	449,882
450,000	Genpact Luxembourg S.a.r.l., 3.700%, 4/01/2022, 144A	455,201
610,000	Hewlett Packard Enterprise Co., 2.100%, 10/04/2019, 144A	610,207
120,000	Hewlett Packard Enterprise Co., 4.900%, 10/15/2025	126,944
246,000	HP, Inc., 4.300%, 6/01/2021	260,659
665,000	IBM Credit LLC, 2.200%, 9/08/2022	659,516
89,000	Jabil, Inc., 5.625%, 12/15/2020	96,405
22,000	Jabil, Inc., 8.250%, 3/15/2018	22,538
885,000	NetApp, Inc., 2.000%, 9/27/2019	884,723
385,000	Pitney Bowes, Inc., 3.875%, 5/15/2022	378,804
425,000	Pitney Bowes, Inc., 4.700%, 4/01/2023	417,896
655,000	Seagate HDD Cayman, 4.875%, 3/01/2024, 144A	645,544
725,000	Xerox Corp., 3.625%, 3/15/2023	718,930

		6,162,016

	Tobacco — 0.0%
5,000	Philip Morris International, Inc., 5.650%, 5/16/2018	5,127

	Transportation Services — 0.2%
430,000	TTX Co., 2.600%, 6/15/2020, 144A	431,900

	Treasuries — 15.0%
7,200,000	U.S. Treasury Bond, 2.250%, 8/15/2027	7,151,063
13,435,000	U.S. Treasury Note, 1.625%, 8/31/2022	13,250,269
3,585,000	U.S. Treasury Note, 1.875%, 8/31/2022	3,575,757
2,990,000	U.S. Treasury Note, 2.250%, 1/31/2024	3,016,279

		26,993,368

	Wirelines — 1.2%
400,000	Deutsche Telekom International Finance BV, 1.500%, 9/19/2019, 144A	395,944
790,000	Orange S.A., 1.625%, 11/03/2019	784,597

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
Wirelines — continued
$870,000	Verizon Communications, Inc., 4.125%, 3/16/2027	$907,770

2,088,311

	Total Bonds and Notes (Identified Cost $178,001,785)	177,917,265

Short-Term Investments — 1.3%
2,392,787	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $2,392,855 on 10/02/2017 collateralized by $2,440,000 U.S. Treasury Note, 1.250% due 10/31/2019 valued at $2,442,108 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,392,787)	2,392,787

	Total Investments — 100.3% (Identified Cost $180,394,572)	180,310,052
	Other assets less liabilities — (0.3)%	(589,785)

	Net Assets — 100.0%	$179,720,267

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. Rate as of September 30, 2017 is disclosed.
(b)	The Fund’s investment in mortgage related securities of Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(c)	Variable rate security. The interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of September 30, 2017 is disclosed.
(d)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the value of Rule 144A holdings amounted to $50,025,767 or 27.8% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

At September 30, 2017, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/29/2017	80	$9,503,275	$9,400,000	$(103,275)

Industry Summary at September 30, 2017

Banking	17.9%
Treasuries	15.0
ABS Car Loan	11.6
Non-Agency Commercial Mortgage-Backed Securities	7.5
Mortgage Related	4.4
Automotive	3.9
Technology	3.4
ABS Credit Card	3.3
Electric	2.5
Agency Commercial Mortgage-Backed Securities	2.1
ABS Other	2.0
Other Investments, less than 2% each	25.4
Short-Term Investments	1.3

Total Investments	100.3
Other assets less liabilities (including futures contracts)	(0.3)

Net Assets	100.0%

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 92.5% of Net Assets
	ABS Car Loan — 2.0%
$1,550,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	$1,563,739
317,749	CPS Auto Receivables Trust, Series 2015-C, Class A, 1.770%, 6/17/2019, 144A	317,809
1,825,000	Credit Acceptance Auto Loan Trust, Series 2016-2A, Class A, 2.420%, 11/15/2023, 144A	1,833,698
2,875,000	Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 2.150%, 4/15/2024, 144A	2,867,847
2,310,000	Flagship Credit Auto Trust, Series 2016-4, Class A2, 1.960%, 2/16/2021, 144A	2,311,430
3,500,000	NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A, 1.920%, 10/15/2019, 144A	3,500,447
725,000	NextGear Floorplan Master Owner Trust, Series 2016-1A, Class A2, 2.740%, 4/15/2021, 144A	731,080
1,495,000	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A2, 2.540%, 4/18/2022, 144A	1,496,696

		14,622,746

	ABS Home Equity — 0.5%
2,186,080	Home Partners of America Trust, Series 2016-1, Class A, 1-month LIBOR + 1.650%, 2.884%, 3/17/2033, 144A(a)	2,209,319
1,427,835	Towd Point Mortgage Trust, Series 2015-2, Class 1AE2, 2.750%, 11/25/2060, 144A(g)	1,434,114

		3,643,433

	ABS Student Loan — 0.0%
275,594	SoFi Professional Loan Program LLC, Series 2016-D, Class A1, 1-month LIBOR + 0.950%, 2.187%, 1/25/2039, 144A(a)	278,313

	Agency Commercial Mortgage-Backed Securities — 16.9%
4,214,203	Federal National Mortgage Association, Series 2015-M17, Class FA, 1-month LIBOR + 0.930%, 2.162%, 11/25/2022(a)	4,216,131
1,000,000	Federal National Mortgage Association, Series 2016-M3, Class ASQ2, 2.263%, 2/25/2023	997,294
6,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.251%, 1/25/2020	6,277,790
4,305,000	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.871%, 4/25/2021	4,548,375
4,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K015, Class A2, 3.230%, 7/25/2021	4,148,592
6,625,000	FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class A2, 2.873%, 12/25/2021	6,797,383
2,580,000	FHLMC Multifamily Structured Pass Through Certificates, Series K064, Class A2, 3.224%, 3/25/2027(g)	2,660,113
3,441,337	FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A2, 2.699%, 5/25/2018	3,449,820
679,226	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	681,419
2,541,425	FHLMC Multifamily Structured Pass Through Certificates, Series K706, Class A2, 2.323%, 10/25/2018	2,553,057

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$7,727,120	FHLMC Multifamily Structured Pass Through Certificates, Series K708, Class A2, 2.130%, 1/25/2019	$7,759,202
34,370,000	FHLMC Multifamily Structured Pass Through Certificates, Series K711, Class A2, 1.730%, 7/25/2019	34,314,705
2,689,397	FHLMC Multifamily Structured Pass Through Certificates, Series K725, Class A1, 2.666%, 5/25/2023	2,734,974
4,100,025	FHLMC Multifamily Structured Pass Through Certificates, Series KABM, Class A, 1-month LIBOR + 0.700%, 1.932%, 9/25/2022(a)	4,107,441
1,064,430	FHLMC Multifamily Structured Pass Through Certificates, Series KF06, Class A, 1-month LIBOR + 0.330%, 1.562%, 11/25/2021(a)	1,063,593
8,700,404	FHLMC Multifamily Structured Pass Through Certificates, Series KF14, Class A, 1-month LIBOR + 0.650%, 1.882%, 1/25/2023(a)	8,719,476
4,027,154	FHLMC Multifamily Structured Pass Through Certificates, Series KJ04, Class A1, 1.376%, 10/25/2020	4,005,377
19,300,000	FHLMC Multifamily Structured Pass Through Certificates, Series KLH2, Class A, 1-month LIBOR + 0.700%, 1.932%, 11/25/2022(a)	19,378,640
6,975,663	FHLMC Multifamily Structured Pass Through Certificates, Series KP03, Class A2, 1.780%, 7/25/2019	6,972,689
182,926	Government National Mortgage Association, Series 2003-72, Class Z, 5.265%, 11/16/2045(g)	194,044
159,379	Government National Mortgage Association, Series 2003-88, Class Z, 4.771%, 3/16/2046(g)	167,064

		125,747,179

	Collateralized Mortgage Obligations — 16.1%
76,091	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 7-year Treasury - 0.200%, 1.810%, 5/15/2023(a)(b)(c)	73,634
50,312	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 10-year Treasury - 0.650%, 1.540%, 8/15/2023(a)(b)(c)	49,678
193,448	Federal Home Loan Mortgage Corp., REMIC, Series 2131, Class ZB, 6.000%, 3/15/2029	208,308
467,004	Federal Home Loan Mortgage Corp., REMIC, Series 2874, Class BC, 5.000%, 10/15/2019	475,669
864,326	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020	876,418
1,507,662	Federal Home Loan Mortgage Corp., REMIC, Series 2978, Class JG, 5.500%, 5/15/2035	1,678,855
2,245,294	Federal Home Loan Mortgage Corp., REMIC, Series 3036, Class NE, 5.000%, 9/15/2035	2,448,581
1,824,700	Federal Home Loan Mortgage Corp., REMIC, Series 3412, Class AY, 5.500%, 2/15/2038	1,954,298
1,667,766	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 3.024%, 6/15/2048(d)(g)	1,590,875
1,887,475	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 4.217%, 12/15/2036(d)(g)	1,988,184
775,121	Federal Home Loan Mortgage Corp., REMIC, Series 4212, Class FW, 1-month LIBOR + 2.100%, 3.334%, 6/15/2043(a)	756,323

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$1,551,718	Federal National Mortgage Association, REMIC, Series 2003-48, Class GH, 5.500%, 6/25/2033	$1,732,413
48,263	Federal National Mortgage Association, REMIC, Series 1992-162, Class FB, 7-year Treasury - 0.050%, 1.950%, 9/25/2022(a)(b)(c)	47,752
49,419	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 10-year Treasury - 0.500%, 1.690%, 4/25/2024(a)(b)(c)	48,913
10,928	Federal National Mortgage Association, REMIC, Series 2002-W10, Class A7, 3.857%, 8/25/2042(b)(c)(g)	11,666
802,598	Federal National Mortgage Association, REMIC, Series 2005-100, Class BQ, 5.500%, 11/25/2025	852,699
808,709	Federal National Mortgage Association, REMIC, Series 2007-73, Class A1, 1-month LIBOR + 0.060%, 1.297%, 7/25/2037(a)	793,656
1,764,772	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.441%, 8/25/2038(g)	1,841,005
5,412,360	Federal National Mortgage Association, REMIC, Series 2013-67, Class NF, 1-month LIBOR + 1.000%, 2.237%, 7/25/2043(a)	5,262,798
32,780	Federal National Mortgage Association, REMIC, Series G93-19, Class FD, 10-year Treasury - 0.650%, 1.530%, 4/25/2023(a)(b)(c)	32,443
10,094	FHLMC Structured Pass Through Securities, Series T-60, Class 2A1, 3.626%, 3/25/2044(b)(c)(g)	10,468
743,809	FHLMC Structured Pass Through Securities, Series T-62, Class 1A1, 12-month MTA + 1.200%, 2.030%, 10/25/2044(a)	755,873
1,267,347	Government National Mortgage Association, Series 2010-H20, Class AF, 1-month LIBOR + 0.330%, 1.561%, 10/20/2060(a)	1,258,815
1,149,273	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 1.581%, 10/20/2060(a)	1,141,817
986,041	Government National Mortgage Association, Series 2011-H06, Class FA, 1-month LIBOR + 0.450%, 1.681%, 2/20/2061(a)	984,747
1,614,628	Government National Mortgage Association, Series 2012-124, Class HT, 7.269%, 7/20/2032(g)	1,809,322
1,215,475	Government National Mortgage Association, Series 2012-H15, Class FA, 1-month LIBOR + 0.450%, 1.681%, 5/20/2062(a)	1,216,766
1,139,014	Government National Mortgage Association, Series 2012-H18, Class NA, 1-month LIBOR + 0.520%, 1.751%, 8/20/2062(a)	1,138,620
4,380,387	Government National Mortgage Association, Series 2012-H29, Class HF, 1-month LIBOR + 0.500%, 1.731%, 10/20/2062(a)	4,385,288
3,673,455	Government National Mortgage Association, Series 2013-H02, Class GF, 1-month LIBOR + 0.500%, 1.731%, 12/20/2062(a)	3,678,932
4,423,893	Government National Mortgage Association, Series 2013-H08, Class FA, 1-month LIBOR + 0.350%, 1.581%, 3/20/2063(a)	4,404,586
3,207,897	Government National Mortgage Association, Series 2013-H10, Class FA, 1-month LIBOR + 0.400%, 1.631%, 3/20/2063(a)	3,199,522
10,999,057	Government National Mortgage Association, Series 2013-H22, Class FT, 1-year CMT + 0.650%, 1.880%, 4/20/2063(a)	11,087,838
6,376,841	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 1.731%, 7/20/2064(a)	6,366,694
4,273,066	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 1.731%, 7/20/2064(a)	4,265,601

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$3,165,989	Government National Mortgage Association, Series 2015-H05, Class FA, 1-month LIBOR + 0.300%, 1.531%, 4/20/2061(a)	$3,165,654
9,219,131	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065	9,199,138
9,394,734	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	9,203,736
1,721,337	Government National Mortgage Association, Series 2015-H11, Class FA, 1-month LIBOR + 0.250%, 1.481%, 4/20/2065(a)	1,720,462
4,902,224	Government National Mortgage Association, Series 2015-H19, Class FH, 1-month LIBOR + 0.300%, 1.531%, 7/20/2065(a)	4,901,412
1,493,377	Government National Mortgage Association, Series 2015-H29, Class FA, 1-month LIBOR + 0.700%, 1.931%, 10/20/2065(a)	1,498,095
888,741	Government National Mortgage Association, Series 2015-H30, Class FA, 1-month LIBOR + 0.680%, 1.911%, 8/20/2061(a)	891,473
6,326,714	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 2.151%, 2/20/2066(a)	6,403,502
4,551,299	Government National Mortgage Association, Series 2016-H10, Class FJ, 1-month LIBOR + 0.600%, 1.831%, 4/20/2066(a)	4,561,398
7,676,104	Government National Mortgage Association, Series 2016-H19, Class FJ, 1-month LIBOR + 0.400%, 1.631%, 9/20/2063(a)	7,685,834
263,799	NCUA Guaranteed Notes, Series 2010-A1, Class A, 1-month LIBOR + 0.350%, 1.582%, 12/07/2020(a)	263,956
637,567	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 1-month LIBOR + 0.450%, 1.681%, 10/07/2020(a)	639,459
1,149,046	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 1-month LIBOR + 0.560%, 1.791%, 12/08/2020(a)	1,151,403
77,655	NCUA Guaranteed Notes, Series 2010-R3, Class 2A, 1-month LIBOR + 0.560%, 1.791%, 12/08/2020(a)	78,128

		119,792,707

	Hybrid ARMs — 12.4%
1,371,695	FHLMC, 1-year CMT + 2.285%, 2.881%, 2/01/2036(a)	1,451,190
698,129	FHLMC, 1-year CMT + 2.165%, 2.924%, 4/01/2036(a)	721,875
257,529	FHLMC, 1-year CMT + 2.221%, 2.955%, 9/01/2038(a)	270,984
2,705,529	FHLMC, 1-year CMT + 2.264%, 2.983%, 2/01/2036(a)	2,854,575
4,384,778	FHLMC, 1-year CMT + 2.252%, 3.054%, 3/01/2037(a)	4,621,115
878,901	FHLMC, 1-year CMT + 2.196%, 3.056%, 9/01/2038(a)	927,154
1,079,995	FHLMC, 1-year CMT + 2.245%, 3.089%, 3/01/2036(a)	1,140,599
432,881	FHLMC, 1-year CMT + 2.250%, 3.105%, 2/01/2035(a)	456,435
649,203	FHLMC, 6-month LIBOR + 1.731%, 3.106%, 6/01/2037(a)	668,829
101,963	FHLMC, 12-month LIBOR + 1.724%, 3.158%, 12/01/2037(a)	105,720
1,064,973	FHLMC, 1-year CMT + 2.249%, 3.218%, 9/01/2038(a)	1,122,313
1,801,538	FHLMC, 1-year CMT + 2.220%, 3.319%, 7/01/2033(a)	1,899,821
501,257	FHLMC, 12-month LIBOR + 1.640%, 3.386%, 11/01/2038(a)	523,048
1,843,306	FHLMC, 12-month LIBOR + 1.766%, 3.448%, 9/01/2035(a)	1,942,271
467,091	FHLMC, 12-month LIBOR + 1.900%, 3.534%, 12/01/2034(a)	493,883
518,531	FHLMC, 12-month LIBOR + 1.909%, 3.543%, 4/01/2037(a)	548,077
653,723	FHLMC, 12-month LIBOR + 1.856%, 3.564%, 11/01/2038(a)	690,175

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — continued
$1,672,402	FHLMC, 12-month LIBOR + 1.821%, 3.570%, 4/01/2037(a)	$1,753,922
801,117	FHLMC, 12-month LIBOR + 1.879%, 3.628%, 3/01/2038(a)	841,146
2,999,451	FHLMC, 12-month LIBOR + 1.897%, 3.646%, 9/01/2041(a)	3,138,918
521,266	FHLMC, 12-month LIBOR + 2.180%, 3.888%, 3/01/2037(a)	556,261
1,060,986	FNMA, 1-year CMT + 2.185%, 2.853%, 1/01/2036(a)	1,117,656
1,373,622	FNMA, 6-month LIBOR + 1.543%, 2.933%, 7/01/2035(a)	1,420,088
3,688,861	FNMA, 1-year CMT + 2.220%, 2.950%, 4/01/2034(a)	3,891,983
153,569	FNMA, 6-month LIBOR + 1.504%, 2.952%, 2/01/2037(a)	158,478
474,986	FNMA, 1-year CMT + 2.185%, 2.972%, 12/01/2034(a)	496,089
323,845	FNMA, 1-year CMT + 2.214%, 3.011%, 4/01/2033(a)	339,498
583,879	FNMA, 1-year CMT + 2.127%, 3.012%, 9/01/2034(a)	614,650
1,154,507	FNMA, 1-year CMT + 2.287%, 3.039%, 10/01/2033(a)	1,212,250
1,167,318	FNMA, 1-year CMT + 2.231%, 3.090%, 4/01/2034(a)	1,232,353
2,237,520	FNMA, 1-year CMT + 2.174%, 3.114%, 11/01/2033(a)	2,358,642
808,831	FNMA, 1-year CMT + 2.509%, 3.114%, 5/01/2035(a)	861,879
5,037,535	FNMA, 1-year CMT + 2.194%, 3.125%, 10/01/2034(a)	5,310,260
3,458,665	FNMA, 1-year CMT + 2.180%, 3.128%, 12/01/2040(a)	3,642,517
524,494	FNMA, 12-month LIBOR + 1.660%, 3.154%, 10/01/2033(a)	551,966
410,248	FNMA, 12-month LIBOR + 1.746%, 3.178%, 11/01/2035(a)	432,090
1,236,991	FNMA, 1-year CMT + 2.200%, 3.191%, 6/01/2036(a)	1,304,694
640,385	FNMA, 1-year CMT + 2.145%, 3.246%, 9/01/2036(a)	673,747
2,641,620	FNMA, 12-month LIBOR + 1.585%, 3.258%, 7/01/2035(a)	2,773,171
2,710,311	FNMA, 12-month LIBOR + 1.560%, 3.259%, 4/01/2037(a)	2,840,146
421,196	FNMA, 1-year CMT + 2.500%, 3.265%, 8/01/2036(a)	449,620
2,901,635	FNMA, 1-year CMT + 2.274%, 3.273%, 6/01/2037(a)	3,063,547
3,629,971	FNMA, 12-month LIBOR + 1.800%, 3.286%, 10/01/2041(a)	3,789,010
1,147,199	FNMA, 1-year CMT + 2.287%, 3.287%, 6/01/2033(a)	1,213,942
3,909,514	FNMA, 12-month LIBOR + 1.540%, 3.298%, 9/01/2037(a)	4,079,460
1,334,537	FNMA, 1-year CMT + 2.223%, 3.348%, 8/01/2035(a)	1,405,656
2,980,055	FNMA, 12-month LIBOR + 1.614%, 3.364%, 7/01/2038(a)	3,108,431
295,088	FNMA, 12-month LIBOR + 1.620%, 3.371%, 8/01/2035(a)	308,741
580,466	FNMA, 12-month LIBOR + 1.677%, 3.373%, 11/01/2036(a)	610,703
1,172,986	FNMA, 12-month LIBOR + 1.659%, 3.374%, 4/01/2037(a)	1,224,749
792,524	FNMA, 12-month LIBOR + 1.632%, 3.405%, 8/01/2034(a)	832,995
391,807	FNMA, 12-month LIBOR + 1.657%, 3.407%, 8/01/2038(a)	407,641
1,315,017	FNMA, 12-month LIBOR + 1.800%, 3.425%, 12/01/2041(a)	1,377,659
146,722	FNMA, 12-month LIBOR + 1.841%, 3.432%, 1/01/2037(a)	154,641
2,644,711	FNMA, 6-month LIBOR + 2.092%, 3.461%, 7/01/2037(a)	2,794,530
2,059,762	FNMA, 12-month LIBOR + 1.736%, 3.484%, 9/01/2037(a)	2,162,083
849,578	FNMA, 12-month LIBOR + 1.829%, 3.505%, 2/01/2037(a)	900,809
213,937	FNMA, 1-year CMT + 2.439%, 3.536%, 8/01/2033(a)	225,317
2,306,458	FNMA, 12-month LIBOR + 1.784%, 3.546%, 3/01/2037(a)	2,418,022
1,359,840	FNMA, 12-month LIBOR + 1.820%, 3.546%, 2/01/2047(a)	1,446,158
282,832	FNMA, 12-month LIBOR + 1.800%, 3.550%, 3/01/2034(a)	298,824
515,799	FNMA, 12-month LIBOR + 1.802%, 3.552%, 7/01/2041(a)	540,520
911,513	FNMA, 12-month LIBOR + 2.473%, 4.338%, 6/01/2035(a)	979,515

		91,753,041

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — 16.7%
$90,430	FHLMC, 3.000%, 10/01/2026	$93,007
644,634	FHLMC, 4.000%, with various maturities from 2024 to 2042(e)	679,401
409,121	FHLMC, 4.500%, with various maturities from 2025 to 2034(e)	433,225
181,179	FHLMC, 5.500%, 10/01/2023	191,935
195,218	FHLMC, COFI + 1.250%, 5.769%, 6/01/2020(a)	199,725
347,558	FHLMC, COFI + 1.250%, 5.903%, 8/01/2020(a)	357,874
147,642	FHLMC, COFI + 1.250%, 5.923%, 10/01/2020(a)	151,742
242,460	FHLMC, COFI + 1.250%, 5.953%, 11/01/2020(a)	250,171
11,663	FHLMC, 6.000%, 11/01/2019	11,945
309,295	FHLMC, 6.500%, 12/01/2034	348,965
356	FHLMC, 7.500%, 6/01/2026	395
8,460	FHLMC, 11.500%, 4/01/2020	8,565
168,888	FNMA, 3.000%, 3/01/2042	170,306
1,802,271	FNMA, 5.000%, with various maturities from 2037 to 2038(e)	1,985,949
985,666	FNMA, 5.500%, with various maturities from 2018 to 2033(e)	1,076,744
1,166,532	FNMA, 6.000%, with various maturities from 2017 to 2022(e)	1,236,447
208,159	FNMA, 6.500%, with various maturities from 2032 to 2037(e)	231,430
7,056	FNMA, 7.000%, 12/01/2022	7,068
78,597	FNMA, 7.500%, with various maturities from 2030 to 2032(e)	86,126
3,888,902	GNMA, 1-month LIBOR + 1.719%, 2.965%, 2/20/2061(a)	4,055,947
2,915,674	GNMA, 1-month LIBOR + 1.890%, 3.122%, 2/20/2063(a)	3,054,076
3,956,361	GNMA, 1-month LIBOR + 2.165%, 3.385%, 3/20/2063(a)	4,161,564
958,706	GNMA, 1-month LIBOR + 2.269%, 3.486%, 5/20/2065(a)	1,026,964
1,111,008	GNMA, 1-month LIBOR + 2.274%, 3.489%, 6/20/2065(a)	1,193,862
2,188,834	GNMA, 1-month LIBOR + 2.364%, 3.597%, 2/20/2063(a)	2,309,714
1,880,983	GNMA, 4.430%, 3/20/2063(g)	1,959,614
1,663,588	GNMA, 4.441%, 2/20/2063(g)	1,731,073
3,272,430	GNMA, 4.445%, 6/20/2063(g)	3,431,676
3,701,347	GNMA, 4.477%, 2/20/2062(g)	3,806,172
4,306,144	GNMA, 4.492%, 10/20/2065(g)	4,688,944
3,554,976	GNMA, 4.519%, 12/20/2061(g)	3,647,130
13,207,030	GNMA, 4.520%, 12/20/2061(g)	13,515,165
6,436,674	GNMA, 4.540%, 12/20/2062(g)	6,685,089
1,625,733	GNMA, 4.559%, 3/20/2062(g)	1,676,225
3,479,634	GNMA, 4.580%, 6/20/2062(g)	3,588,915
10,450,883	GNMA, 4.585%, 11/20/2062(g)	10,835,675
1,330,677	GNMA, 4.586%, 4/20/2063(g)	1,388,309
612,901	GNMA, 4.588%, 7/20/2063(g)	656,744
854,450	GNMA, 4.592%, 8/20/2061(g)	873,377
2,093,971	GNMA, 4.604%, 2/20/2066(g)	2,270,849
1,873,960	GNMA, 4.632%, 3/20/2064(g)	2,012,573
1,371,026	GNMA, 4.635%, 3/20/2062(g)	1,409,277
417,480	GNMA, 4.654%, 1/20/2064(g)	449,958
5,587,103	GNMA, 4.671%, 2/20/2062(g)	5,740,066
7,122,486	GNMA, 4.683%, with various maturities from 2061 to 2063(e)(g)	7,366,104
1,562,550	GNMA, 4.684%, 5/20/2064(g)	1,698,292
2,524,957	GNMA, 4.685%, 2/20/2062(g)	2,589,577

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — continued
$865,138	GNMA, 4.699%, 6/20/2061(g)	$877,781
5,050,086	GNMA, 4.700%, with various maturities in 2061(e)(g)	5,138,809
957,647	GNMA, 4.716%, 3/20/2061(g)	971,494
973,625	GNMA, 4.737%, 8/20/2062(g)	1,001,375
375,511	GNMA, 5.018%, 4/20/2061(g)	388,552
16,783	GNMA, 6.000%, 12/15/2031	19,247
65,764	GNMA, 6.500%, 5/15/2031	75,355
68,685	GNMA, 7.000%, 10/15/2028	76,080
3,872,523	Government National Mortgage Association, Series 2015-H04, Class FL, 1-month LIBOR + 0.470%, 1.701%, 2/20/2065(a)	3,861,734
5,895,032	Government National Mortgage Association, Series 2015-H12, Class FL, 1-month LIBOR + 0.230%, 1.461%, 5/20/2065(a)	5,844,949

		123,599,327

	Non-Agency Commercial Mortgage-Backed Securities — 4.5%
3,445,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2016-ASHF, Class A, 1-month LIBOR + 1.900%, 3.127%, 12/15/2033, 144A(a)	3,463,120
478,172	Barclays Commercial Mortgage Securities, Series 2015-RRI, Class A, 1-month LIBOR + 1.250%, 2.477%, 5/15/2032, 144A(a)	478,473
1,310,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	1,311,828
2,520,717	Commercial Mortgage Pass Through Certificates, Series 2014-FL5, Class A, 1-month LIBOR + 1.370%, 2.604%, 10/15/2031, 144A(a)	2,529,094
1,488,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5, 3.961%, 3/10/2047	1,576,902
4,282,000	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class ASB, 3.550%, 2/10/2049	4,444,863
1,399,000	DBUBS Mortgage Trust, Series 2011-LC2A, Class A4, 4.537%, 7/10/2044, 144A	1,489,869
1,177,707	GP Portfolio Trust, Series 2014-GPP, Class A, 1-month LIBOR + 1.200%, 2.427%, 2/15/2027, 144A(a)	1,180,319
2,600,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	2,633,376
5,535,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-CBM, Class A, 1-month LIBOR + 0.900%, 2.134%, 10/15/2029, 144A(a)	5,536,727
202,755	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1-month LIBOR + 0.980%, 2.207%, 7/15/2031, 144A(a)	203,059
3,633,627	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class A, 1-month LIBOR + 1.700%, 2.927%, 7/15/2036, 144A(a)	3,641,569
1,040,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A4, 3.134%, 12/15/2048	1,069,135
3,700,000	Starwood Retail Property Trust, Inc., 1-month LIBOR + 1.220%, 2.454%, 11/15/2027, 144A(a)	3,692,613

		33,250,947

	Sovereigns — 0.3%
1,955,000	U.S. Department of Housing and Urban Development, Series 4, 1.880%, 8/01/2019	1,966,104

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Treasuries — 23.1%
$7,100,000	U.S. Treasury Note, 0.875%, 7/31/2019	$7,025,949
20,395,000	U.S. Treasury Note, 1.125%, 6/30/2021	19,923,366
25,890,000	U.S. Treasury Note, 1.125%, 8/31/2021	25,234,659
4,145,000	U.S. Treasury Note, 1.375%, 1/31/2021	4,101,121
8,460,000	U.S. Treasury Note, 1.750%, 6/30/2022	8,398,202
9,730,000	U.S. Treasury Note, 1.750%, 9/30/2022	9,640,302
7,895,000	U.S. Treasury Note, 1.875%, 4/30/2022	7,887,907
1,395,000	U.S. Treasury Note, 1.875%, 7/31/2022	1,391,949
17,015,000	U.S. Treasury Note, 2.000%, 12/31/2021	17,120,679
16,230,000	U.S. Treasury Note, 2.125%, 9/30/2024	16,186,889
14,520,000	U.S. Treasury Note, 2.000%, 11/15/2026	14,149,627
13,945,000	U.S. Treasury Note, 2.125%, 9/30/2021	14,113,865
26,120,000	U.S. Treasury Note, 2.250%, 1/31/2024	26,349,570

		171,524,085

	Total Bonds and Notes (Identified Cost $694,606,720)	686,177,882

Short-Term Investments — 13.0%
7,310,000	Federal Home Loan Bank Discount Notes, 0.850%-0.990%, 10/02/2017(f)	7,310,000
7,435,000	Federal Home Loan Bank Discount Notes, 0.950%, 10/05/2017(f)	7,434,383
6,755,000	Federal Home Loan Bank Discount Notes, 0.950%, 10/06/2017(f)	6,754,257
16,250,000	Federal Home Loan Bank Discount Notes, 0.985%, 10/31/2017(f)	16,237,032
9,805,000	Federal Home Loan Bank Discount Notes, 1.070%, 11/02/2017(f)	9,796,558
33,360,000	Federal National Mortgage Association Discount Notes, 0.900%-0.950%, 10/02/2017(f)	33,360,000
4,131,975	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $4,132,092 on 10/02/2017 collateralized by $4,005,000 U.S. Treasury Inflation Note, 0.125% due 4/15/2020 valued at $4,214,930 including accrued interest (Note 2 of Notes to Financial Statements)	4,131,975
1,390,000	U.S. Treasury Bills, 1.025%, 12/07/2017(f)	1,387,490
9,795,000	U.S. Treasury Bills, 1.036%, 02/01/2018(f)	9,759,648

	Total Short-Term Investments (Identified Cost $96,169,819)	96,171,343

	Total Investments — 105.5% (Identified Cost $790,776,539)	782,349,225
	Other assets less liabilities — (5.5)%	(40,581,627)

	Net Assets — 100.0%	$741,767,598

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. Rate as of September 30, 2017 is disclosed.
(b)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(c)	Fair valued by the Fund’s adviser. At September 30, 2017, the value of these securities amounted to $274,554 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

(d)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(e)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(f)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(g)	Variable rate security. The interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of September 30, 2017 is disclosed.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the value of Rule 144A holdings amounted to $44,704,539 or 6.0% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasuries
COFI	Cost Of Funds Index
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average Index
REMIC	Real Estate Mortgage Investment Conduit

Industry Summary at September 30, 2017

Treasuries	23.1%
Agency Commercial Mortgage-Backed Securities	16.9
Mortgage Related	16.7
Collateralized Mortgage Obligations	16.1
Hybrid ARMs	12.4
Non-Agency Commercial Mortgage-Backed Securities	4.5
ABS Car Loan	2.0
Other Investments, less than 2% each	0.8
Short-Term Investments	13.0

Total Investments	105.5
Other assets less liabilities	(5.5)

Net Assets	100.0%

See accompanying notes to financial statements.

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|  62

Statements of Assets and Liabilities

September 30, 2017

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$175,670,510	$180,394,572	$790,776,539
Net unrealized appreciation (depreciation)	941,505	(84,520)	(8,427,314)

Investments at value	176,612,015	180,310,052	782,349,225
Cash	62,338	4,057,303	—
Due from brokers (Note 2)	—	60,000	—
Foreign currency at value (identified cost $40,801, $0 and $0, respectively)	41,276	—	—
Receivable for Fund shares sold	813,835	365,354	1,027,897
Receivable for securities sold	228,039	5,471,875	42,397,492
Dividends and interest receivable	2,385,968	652,050	2,583,787
Tax reclaims receivable	1,280	305	—
Prepaid expenses (Note 8)	232	247	731

TOTAL ASSETS	180,144,983	190,917,186	828,359,132

LIABILITIES
Payable for securities purchased	573,104	10,959,923	84,188,709
Payable for Fund shares redeemed	65,462	27,312	1,456,159
Payable for variation margin on futures contracts (Note 2)	—	13,125	—
Distributions payable	—	—	229,846
Management fees payable (Note 6)	67,126	11,066	209,625
Deferred Trustees’ fees (Note 6)	149,738	102,583	297,934
Administrative fees payable (Note 6)	6,532	6,698	27,431
Payable to distributor (Note 6d)	2,420	1,262	4,522
Other accounts payable and accrued expenses	72,688	74,950	177,308

TOTAL LIABILITIES	937,070	11,196,919	86,591,534

NET ASSETS	$179,207,913	$179,720,267	$741,767,598

NET ASSETS CONSIST OF:
Paid-in capital	$179,763,967	$181,077,241	$771,874,059
Undistributed (Distributions in excess of) net investment income	(357,359)	(24,507)	367,737
Accumulated net realized loss on investments, forward foreign currency contracts and foreign currency transactions	(1,139,590)	(1,144,672)	(22,046,884)
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	940,895	(187,795)	(8,427,314)

NET ASSETS	$179,207,913	$179,720,267	$741,767,598

See accompanying notes to financial statements.

63  |

Statements of Assets and Liabilities (continued)

September 30, 2017

	High Income Fund		Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$34,039,331		$21,827,511	$336,226,724

Shares of beneficial interest	7,783,979		2,120,486	29,694,359

Net asset value and redemption price per share	$4.37		$10.29	$11.32

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$4.56		$10.75	$11.58

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$11,227,332		$3,225,055	$43,319,090

Shares of beneficial interest	2,560,461		313,176	3,822,512

Net asset value and offering price per share	$4.38		$10.30	$11.33

Class N shares:
Net assets	$1,092		$—	$1,899,604

Shares of beneficial interest	250		—	167,284

Net asset value, offering and redemption price per share	$4.36	(a)	$—	$11.36

Class Y shares:
Net assets	$133,940,158		$154,667,701	$360,322,180

Shares of beneficial interest	30,708,845		15,030,498	31,720,255

Net asset value, offering and redemption price per share	$4.36		$10.29	$11.36

(a)	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

|  64

Statements of Operations

For the Year Ended September 30, 2017

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$10,124,492	$4,137,730	$11,940,183
Dividends	519,832	—	—
Less net foreign taxes withheld	(7,820)	(139)	—

	10,636,504	4,137,591	11,940,183

Expenses
Management fees (Note 6)	1,042,422	443,227	2,966,461
Service and distribution fees (Note 6)	204,814	82,291	1,520,083
Administrative fees (Note 6)	77,527	79,109	362,331
Trustees’ fees and expenses (Note 6)	36,722	31,504	68,823
Transfer agent fees and expenses (Notes 6 and 7)	214,608	81,778	731,628
Audit and tax services fees	54,578	62,586	56,782
Custodian fees and expenses	24,746	22,464	45,088
Legal fees	3,832	3,893	18,715
Registration fees	64,371	72,653	111,097
Shareholder reporting expenses	34,566	26,480	83,156
Miscellaneous expenses (Note 8)	16,483	14,278	39,212

Total expenses	1,774,669	920,263	6,003,376
Less waiver and/or expense reimbursement (Note 6)	(115,021)	(128,732)	(17,792)

Net expenses	1,659,648	791,531	5,985,584

Net investment income	8,976,856	3,346,060	5,954,599

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	825,959	(364,816)	(1,193,894)
Forward foreign currency contracts (Note 2d)	3,351	—	—
Foreign currency transactions (Note 2c)	9,540	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	3,998,872	(1,410,095)	(5,444,007)
Forward foreign currency contracts (Note 2d)	(233)	—	—
Futures contracts	—	(103,275)	—
Foreign currency translations (Note 2c)	1,068	—	—

Net realized and unrealized gain (loss) on investments, forward foreign currency contracts, futures contracts and foreign currency transactions	4,838,557	(1,878,186)	(6,637,901)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,815,413	$1,467,874	$(683,302)

See accompanying notes to financial statements.

65  |

Statements of Changes in Net Assets

	High Income Fund		Intermediate Duration Bond Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016
FROM OPERATIONS:
Net investment income	$8,976,856	$8,583,675	$3,346,060	$2,750,862
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	838,850	(5,345,683)	(364,816)	1,570,969
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	3,999,707	13,406,022	(1,513,370)	1,160,767

Net increase in net assets resulting from operations	13,815,413	16,644,014	1,467,874	5,482,598

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,577,362)	(1,391,187)	(390,277)	(390,657)
Class B(a)	—	(14)	—	—
Class C	(453,429)	(384,341)	(36,839)	(1)
Class N	(41)	—	—	—
Class Y	(6,175,066)	(4,855,484)	(3,322,106)	(2,556,145)
Net realized capital gains
Class A	—	(81,866)	(146,821)	(64,649)
Class B(a)	—	(3)	—	—
Class C	—	(29,530)	(22,477)	—
Class Y	—	(273,287)	(1,093,586)	(284,383)

Total distributions	(8,205,898)	(7,015,712)	(5,012,106)	(3,295,835)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(2,678,063)	(670,213)	21,450,975	52,609,062

Net increase in net assets	2,931,452	8,958,089	17,906,743	54,795,825
NET ASSETS
Beginning of the year	176,276,461	167,318,372	161,813,524	107,017,699

End of the year	$179,207,913	$176,276,461	$179,720,267	$161,813,524

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(357,359)	$(462,119)	$(24,507)	$(46,973)

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  66

Statements of Changes in Net Assets (continued)

	Limited Term Government and Agency Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
FROM OPERATIONS:
Net investment income	$5,954,599	$9,196,702
Net realized gain (loss) on investments	(1,193,894)	2,246,153
Net change in unrealized appreciation (depreciation) on investments	(5,444,007)	(2,140,764)

Net increase (decrease) in net assets resulting from operations	(683,302)	9,302,091

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(6,178,474)	(5,792,542)
Class B(a)	—	(5,359)
Class C	(492,969)	(543,862)
Class N	(19,353)	—
Class Y	(6,976,388)	(7,311,896)

Total distributions	(13,667,184)	(13,653,659)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(171,478,152)	88,093,679

Net increase (decrease) in net assets	(185,828,638)	83,742,111
NET ASSETS
Beginning of the year	927,596,236	843,854,125

End of the year	$741,767,598	$927,596,236

UNDISTRIBUTED NET INVESTMENT INCOME	$367,737	$206,971

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

67  |

Financial Highlights

For a share outstanding throughout each period.

	High Income Fund—Class A
	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$4.23		$3.99		$4.49		$4.59	$4.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22		0.20		0.19		0.21	0.24
Net realized and unrealized gain (loss)	0.12		0.21		(0.39)		0.17	0.03

Total from Investment Operations	0.34		0.41		(0.20)		0.38	0.27

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		(0.16)		(0.19)		(0.22)	(0.27)
Net realized capital gains	—		(0.01)		(0.11)		(0.26)	(0.01)

Total Distributions	(0.20)		(0.17)		(0.30)		(0.48)	(0.28)

Net asset value, end of the period	$4.37		$4.23		$3.99		$4.49	$4.59

Total return(b)	8.17	%(c)	10.66	%(c)	(4.78	)%(c)	8.42%	6.27%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$34,039		$34,820		$37,870		$42,630	$45,791
Net expenses	1.09	%(d)(e)	1.10	%(d)	1.11	%(d)(f)	1.14%	1.15	%(g)
Gross expenses	1.15%		1.14%		1.13%		1.14%	1.15	%(g)
Net investment income	5.03%		5.16%		4.41%		4.57%	5.11%
Portfolio turnover rate	46%		38%		69%		59%	47%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2017, the expense limit decreased to 1.05%.
(f)	Effective July 1, 2015, the expense limit decreased to 1.10%.
(g)	Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class C
	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$4.24		$4.00		$4.50		$4.61	$4.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18		0.18		0.16		0.18	0.21
Net realized and unrealized gain (loss)	0.12		0.20		(0.39)		0.16	0.04

Total from Investment Operations	0.30		0.38		(0.23)		0.34	0.25

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(0.13)		(0.16)		(0.19)	(0.24)
Net realized capital gains	—		(0.01)		(0.11)		(0.26)	(0.01)

Total Distributions	(0.16)		(0.14)		(0.27)		(0.45)	(0.25)

Net asset value, end of the period	$4.38		$4.24		$4.00		$4.50	$4.61

Total return(b)	7.33	%(c)	9.81	%(c)	(5.48	)%(c)	7.60%	5.46%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,227		$12,288		$12,609		$14,555	$15,233
Net expenses	1.84	%(d)(e)	1.85	%(d)	1.86	%(d)(f)	1.89%	1.90	%(g)
Gross expenses	1.90%		1.89%		1.88%		1.89%	1.90	%(g)
Net investment income	4.29%		4.43%		3.68%		3.84%	4.36%
Portfolio turnover rate	46%		38%		69%		59%	47%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2017, the expense limit decreased to 1.80%.
(f)	Effective July 1, 2015, the expense limit decreased to 1.85%.
(g)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

High Income Fund—Class N
Period Ended September 30, 2017*
Net asset value, beginning of the period	$4.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19
Net realized and unrealized gain (loss)	0.18

Total from Investment Operations	0.37

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)

Net asset value, end of the period	$4.36

Total return(b)(c)	8.99%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(d)(e)(f)	0.75%
Gross expenses(e)	31.73%
Net investment income(e)	5.19%
Portfolio turnover rate(g)	46%

*	From commencement of Class operations on November 30, 2016 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Effective July 1, 2017, the expense limit decreased to 0.75%.
(g)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class Y
	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$4.22		$3.98		$4.48		$4.59	$4.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23		0.21		0.20		0.22	0.25
Net realized and unrealized gain (loss)	0.12		0.21		(0.39)		0.16	0.04

Total from Investment Operations	0.35		0.42		(0.19)		0.38	0.29

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)		(0.17)		(0.20)		(0.23)	(0.28)
Net realized capital gains	—		(0.01)		(0.11)		(0.26)	(0.01)

Total Distributions	(0.21)		(0.18)		(0.31)		(0.49)	(0.29)

Net asset value, end of the period	$4.36		$4.22		$3.98		$4.48	$4.59

Total return	8.47	%(b)	10.98	%(b)	(4.54	)%(b)	8.72%	6.56%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$133,940		$129,169		$116,837		$125,185	$108,170
Net expenses	0.84	%(c)(d)	0.85	%(c)	0.86	%(c)(e)	0.89%	0.90	%(f)
Gross expenses	0.90%		0.89%		0.88%		0.89%	0.90	%(f)
Net investment income	5.28%		5.43%		4.67%		4.83%	5.37%
Portfolio turnover rate	46%		38%		69%		59%	47%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2017, the expense limit decreased to 0.80%.
(e)	Effective July 1, 2015, the expense limit decreased to 0.85%.
(f)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class A*
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$10.52	$10.39	$10.39	$10.34	$10.80

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17	0.20	0.20	0.22	0.18
Net realized and unrealized gain (loss)	(0.12)	0.17	0.03	0.11	(0.23)

Total from Investment Operations	0.05	0.37	0.23	0.33	(0.05)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.21)	(0.22)	(0.25)	(0.24)
Net realized capital gains	(0.08)	(0.03)	(0.01)	(0.03)	(0.17)

Total Distributions	(0.28)	(0.24)	(0.23)	(0.28)	(0.41)

Net asset value, end of the period	$10.29	$10.52	$10.39	$10.39	$10.34

Total return(b)(c)	0.44%	3.64%	2.17%	3.24%	(0.46)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$21,828	$19,327	$18,425	$5,931	$5,601
Net expenses(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Gross expenses	0.72%	0.72%	0.71%	0.85%	0.79%
Net investment income	1.69%	1.89%	1.93%	2.07%	1.71%
Portfolio turnover rate	216%	151%	151%	134%	124%

*	Effective August 31, 2016, Retail Class shares were redesignated as Class A shares. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class C
	Year Ended September 30, 2017	Period Ended September 30, 2016*
Net asset value, beginning of the period	$10.53	$10.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.01
Net realized and unrealized gain (loss)	(0.13)	0.00	(b)

Total from Investment Operations	(0.03)	0.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.01)
Net realized capital gains	(0.08)	—

Total Distributions	(0.20)	(0.01)

Net asset value, end of the period	$10.30	$10.53

Total return(c)(d)	(0.29)%	0.08	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,225	$3,088
Net expenses(f)	1.40%	1.40	%(g)
Gross expenses	1.48%	1.56	%(g)
Net investment income	0.95%	0.86	%(g)
Portfolio turnover rate	216%	151%

*	From commencement of Class operations on August 31, 2016 through September 30, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

73  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class Y*
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$10.52	$10.39	$10.39	$10.33	$10.80

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20	0.22	0.22	0.24	0.21
Net realized and unrealized gain (loss)	(0.13)	0.18	0.04	0.12	(0.24)

Total from Investment Operations	0.07	0.40	0.26	0.36	(0.03)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.24)	(0.25)	(0.27)	(0.27)
Net realized capital gains	(0.08)	(0.03)	(0.01)	(0.03)	(0.17)

Total Distributions	(0.30)	(0.27)	(0.26)	(0.30)	(0.44)

Net asset value, end of the period	$10.29	$10.52	$10.39	$10.39	$10.33

Total return(b)	0.69%	3.90%	2.42%	3.60%	(0.30)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$154,668	$139,398	$88,592	$66,759	$66,424
Net expenses(c)	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.47%	0.47%	0.47%	0.57%	0.48%
Net investment income	1.93%	2.11%	2.15%	2.31%	1.97%
Portfolio turnover rate	216%	151%	151%	134%	124%

*	Effective August 31, 2016, Institutional Class shares were redesignated as Class Y shares. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class A
	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013
Net asset value, beginning of the period	$11.51	$11.57		$11.61	$11.68		$12.04

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08	0.11		0.14	0.16		0.13
Net realized and unrealized gain (loss)	(0.09)	0.00	(b)	0.01 (c)	0.01		(0.23)

Total from Investment Operations	(0.01)	0.11		0.15	0.17		(0.10)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	(0.17)		(0.19)	(0.24)		(0.26)
Net realized capital gains	—	—		—	—		(0.00	)(b)
Paid-in capital	—	—		—	—		(0.00	)(b)

Total Distributions	(0.18)	(0.17)		(0.19)	(0.24)		(0.26)

Net asset value, end of the period	$11.32	$11.51		$11.57	$11.61		$11.68

Total return(d)	(0.04)%	0.93%		1.26%	1.44%		(0.81)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$336,227	$442,671		$346,317	$314,360		$355,212
Net expenses	0.80%	0.77%		0.77%	0.80	%(e)	0.87	%(f)
Gross expenses	0.80%	0.77%		0.77%	0.80	%(e)	0.87	%(f)
Net investment income	0.67%	0.96%		1.21%	1.35%		1.11%
Portfolio turnover rate	126%	109	%(g)	48%	24%		39%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 0.84%.
(g)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

75  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund— Class C
	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013
Net asset value, beginning of the period	$11.52	$11.58		$11.62	$11.69		$12.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.01)	0.02		0.05	0.07		0.04
Net realized and unrealized gain (loss)	(0.08)	0.00	(b)	0.01 (c)	0.01		(0.23)

Total from Investment Operations	(0.09)	0.02		0.06	0.08		(0.19)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.08)		(0.10)	(0.15)		(0.17)
Net realized capital gains	—	—		—	—		(0.00	)(b)
Paid-in capital	—	—		—	—		(0.00	)(b)

Total Distributions	(0.10)	(0.08)		(0.10)	(0.15)		(0.17)

Net asset value, end of the period	$11.33	$11.52		$11.58	$11.62		$11.69

Total return(d)	(0.79)%	0.18%		0.51%	0.69%		(1.55)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$43,319	$73,027		$63,167	$56,936		$71,963
Net expenses	1.55%	1.52%		1.53%	1.55	%(e)	1.62	%(f)
Gross expenses	1.55%	1.52%		1.53%	1.55	%(e)	1.62	%(f)
Net investment income (loss)	(0.09)%	0.21%		0.47%	0.61%		0.36%
Portfolio turnover rate	126%	109	%(g)	48%	24%		39%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 1.59%.
(g)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

|  76

Financial Highlights (continued)

For a share outstanding throughout each period.

Limited Term Government and Agency Fund—Class N
Period Ended September 30, 2017*
Net asset value, beginning of the period	$11.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05
Net realized and unrealized gain (loss)(b)	0.08

Total from Investment Operations	0.13

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)

Net asset value, end of the period	$11.36

Total return(c)(d)	1.12%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,900
Net expenses(e)(f)	0.47%
Gross expenses(f)	0.50%
Net investment income(f)	0.64%
Portfolio turnover rate(g)	126%

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

77  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class Y
	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013
Net asset value, beginning of the period	$11.55	$11.61		$11.65	$11.72		$12.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.14		0.17	0.18		0.16
Net realized and unrealized gain (loss)	(0.09)	0.00	(b)	0.01 (c)	0.02		(0.23)

Total from Investment Operations	0.02	0.14		0.18	0.20		(0.07)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.20)		(0.22)	(0.27)		(0.29)
Net realized capital gains	—	—		—	—		(0.00	)(b)
Paid-in capital	—	—		—	—		(0.00	)(b)

Total Distributions	(0.21)	(0.20)		(0.22)	(0.27)		(0.29)

Net asset value, end of the period	$11.36	$11.55		$11.61	$11.65		$11.72

Total return	0.22%	1.19%		1.51%	1.70%		(0.56)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$360,322	$411,898		$431,727	$330,224		$252,127
Net expenses	0.55%	0.52%		0.52%	0.55	%(d)	0.62	%(e)
Gross expenses	0.55%	0.52%		0.52%	0.55	%(d)	0.62	%(e)
Net investment income	0.92%	1.20%		1.45%	1.58%		1.35%
Portfolio turnover rate	126%	109	%(f)	48%	24%		39%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 0.59%.
(f)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

|  78

Notes to Financial Statements

September 30, 2017

1.  Organization.  Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Intermediate Duration Bond Fund (the “Intermediate Duration Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company.

The Funds each offer Class A, Class C and Class Y shares. In addition, High Income Fund and Limited Term Government and Agency Fund began offering Class N shares effective November 30, 2016 and February 1, 2017, respectively. Class T shares of the Funds are not currently available for purchase. As of the close of business on January 11, 2016, Class B shares of High Income Fund and Limited Term Government and Agency Fund were converted into Class A shares and are no longer offered.

Class A shares of Intermediate Duration Bond Fund and High Income Fund are sold with a maximum front-end sales charge of 4.25%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 2.25%. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and

79  |

Notes to Financial Statements (continued)

September 30, 2017

Class C) and transfer agent fees for High Income Fund and Limited Term Government and Agency Fund are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange

|  80

Notes to Financial Statements (continued)

September 30, 2017

or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared credit default swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2017, securities held by the Funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
High Income Fund	$3,391,903	1.9%	$2,031,952	1.1%
Limited Term Government and Agency Fund	—	—	274,554	Less than 0.1%

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September 30, 2017

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations,

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may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

During the year ended September 30, 2017, the amount of income available to be distributed by High Income Fund has been reduced by $876,336, as a result of losses arising from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market,

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which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swap Agreements.  The Funds may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statement of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statement of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

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Notes to Financial Statements (continued)

September 30, 2017

Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

No swap agreements were held by the Funds during the year ended September 30, 2017.

g.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

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Notes to Financial Statements (continued)

September 30, 2017

There were no when-issued or delayed delivery securities held by the Funds as of September 30, 2017.

h.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2017 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

i.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, corporate actions, premium amortization, defaulted and/or non-income producing securities, paydown gains and losses, return of capital distributions received, convertible bonds and distribution re-designations. Permanent book and tax basis differences relating to

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Notes to Financial Statements (continued)

September 30, 2017

shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, futures contracts mark-to-market, corporate actions, contingent payment debt instruments, convertible bonds, defaulted and/or non-income producing securities and return of capital distributions received. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2017 and 2016 was as follows:

	2017 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
High Income Fund	$8,205,898	$—	$8,205,898
Intermediate Duration Bond Fund	4,972,573	39,533	5,012,106
Limited Term Government and Agency Fund	13,667,184	—	13,667,184

	2016 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
High Income Fund	$6,619,464	$396,248	$7,015,712
Intermediate Duration Bond Fund	3,295,835	—	3,295,835
Limited Term Government and Agency Fund	13,653,659	—	13,653,659

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

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Notes to Financial Statements (continued)

September 30, 2017

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$—	$78,076	$895,518
Capital loss carryforward:
Short-term:
No expiration date	—	—	(1,659,130)
Long-term:
No expiration date	(1,006,154)	—	(20,182,527)

Total capital loss carryforward	(1,006,154)	—	(21,841,657)

Late-year ordinary and post-October* capital loss deferrals	(2,258)	(1,131,587)	—

Unrealized appreciation (depreciation)	703,961	(200,880)	(8,632,541)

Total accumulated losses	$(304,451)	$(1,254,391)	$(29,578,680)

Capital loss carryforward utilized in the current year	$1,559,466	$—	$—

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. High Income Fund and Intermediate Duration Bond Fund are deferring foreign currency losses and capital losses, respectfully.

As of September 30, 2017, unrealized appreciation (depreciation) on a tax basis was as follows:

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Unrealized appreciation (depreciation)
Investments	$1,668,247	$(200,880)	$(8,632,541)
Foreign currency translations	(964,286)	—	—

Total unrealized appreciation (depreciation)	$703,961	$(200,880)	$(8,632,541)

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Notes to Financial Statements (continued)

September 30, 2017

As of September 30, 2017, the cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Federal tax cost	$175,907,444	$180,510,932	$790,981,766

Gross tax appreciation	$9,974,653	$746,282	$2,717,960
Gross tax depreciation	(9,270,082)	(947,162)	(11,350,501)

Net tax appreciation (depreciation)	$704,571	$(200,880)	$(8,632,541)

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to unrealized foreign exchange gains or losses.

j.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2017, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

k.  Due from Brokers.  Transactions and positions in certain forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from broker balance in the Statement of Assets and Liabilities for Intermediate Duration Bond Fund represents cash pledged as initial margin for futures contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

l.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including

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September 30, 2017

accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2017, none of the Funds had loaned securities under this agreement.

m.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Financial Statements (continued)

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The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2017, at value:

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Home Construction	$—	$3,676,711	$12	(c)	$3,676,723
Non-Agency Commercial Mortgage-Backed Securities	—	1,513,686	939,675	(b)	2,453,361
All Other Non-Convertible Bonds(a)	—	140,072,079	—		140,072,079

Total Non-Convertible Bonds	—	145,262,476	939,687		146,202,163

Convertible Bonds(a)	—	15,728,355	—		15,728,355

Total Bonds and Notes	—	160,990,831	939,687		161,930,518

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High Income Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3		Total
Senior Loans	$—	$1,320,443	$—		$1,320,443
Preferred Stocks
Convertible Preferred Stocks
Food & Beverage	—	958,086	—		958,086
Midstream	—	693,227	—		693,227
All Other Convertible Preferred Stocks(a)	204,125	—	—		204,125

Total Convertible Preferred Stocks	204,125	1,651,313	—		1,855,438

Non-Convertible Preferred Stocks(a)	527,723	—	—		527,723

Total Preferred Stocks	731,848	1,651,313	—		2,383,161

Other Investments(a)	—	—	1,853,562	(d)	1,853,562
Common Stocks
Media	—	—	23,855	(d)	23,855
Oil, Gas & Consumable Fuels	2,350,649	—	154,523	(d)	2,505,172
All Other Common Stocks(a)	353,056	—	—		353,056

Total Common Stocks	2,703,705	—	178,378		2,882,083

Warrants	1,940	—	—	(e)	1,940
Short-Term Investments	—	6,240,308	—		6,240,308

Total	$3,437,493	$170,202,895	$2,971,627		$176,612,015

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.
(d)	Fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund.
(e)	Includes a security fair valued at zero using Level 3 inputs.

A preferred stock valued at $324,791 was transferred from Level 1 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued at the last sale price in accordance with the Fund’s valuation policies. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

All transfers are recognized as of the beginning of the reporting period.

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Notes to Financial Statements (continued)

September 30, 2017

Intermediate Duration Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$177,917,265	$—	$177,917,265
Short-Term Investments	—	2,392,787	—	2,392,787

Total	$—	$180,310,052	$—	$180,310,052

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$ (103,275)	$—	$—	$ (103,275)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Collateralized Mortgage Obligations	$—	$119,518,153	$274,554	(b)	$119,792,707
All Other Non-Convertible Bonds(a)	—	566,385,175	—		566,385,175

Total Bonds and Notes	—	685,903,328	274,554		686,177,882

Short-Term Investments	—	96,171,343	—		96,171,343

Total	$—	$782,074,671	$274,554		$782,349,225

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

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Notes to Financial Statements (continued)

September 30, 2017

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2016 and/or September 30, 2017:

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$98,704	$—	$—	$—	$—
Government Owned - No Guarantee	594,150	—	—	—	—
Home Construction	23	24,356	(1,039,996)	1,015,651	—
Non-Agency Commercial Mortgage-Backed Securities	908,874	—	—	30,801	—
Senior Loans
Wirelines	150,561	57	550	8,156	—
Other Investments
Aircraft ABS	985,586	—	—	26,476	1,841,500
Common Stocks
Media	8,177	—	—	15,678	—
Oil, Gas & Consumable Fuels	—	—	(69)	(1,036,840)	1,191,432
Warrants	5,383	—	—	—	—

Total	$2,751,458	$24,413	$(1,039,515)	$59,922	$3,032,932

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Notes to Financial Statements (continued)

September 30, 2017

High Income Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2017		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2017
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$—	$(98,704)	$—		$—
Government Owned - No Guarantee	—	—	(594,150)	—		—
Home Construction	(22)	—	—	12		(21,186)
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	939,675		30,801
Senior Loans
Wirelines	(159,324)	—	—	—		—
Other Investments
Aircraft ABS	(1,000,000)	—	—	1,853,562		12,062
Common Stocks
Media	—	—	—	23,855		15,678
Oil, Gas & Consumable Fuels	—	—	—	154,523		(1,036,840)
Warrants	—	—	(5,383)	—	(a)	—

Total	$(1,159,346)	$—	$(698,237)	$2,971,627		$(999,485)

(a)	Security fair valued at zero using Level 3 inputs.

A debt security valued at $98,704 was transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $594,150 was transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent

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September 30, 2017

pricing service did not provide a reliable price for the security. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Warrants valued at $5,383 were transferred from Level 3 to Level 1 during the period ended September 30, 2017. At September 30, 2016, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2017, this security was valued at the last sale price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Intermediate Duration Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$439,742	$—	$—	$—	$—
ABS Home Equity	23,756	—	—	—	—

Total	$463,498	$—	$—	$—	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2017
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$—	$(439,742)	$—	$—
ABS Home Equity	—	—	(23,756)	—	—

Total	$—	$—	$(463,498)	$—	$—

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Notes to Financial Statements (continued)

September 30, 2017

A debt security valued at $439,742 was transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $23,756 was transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
ABS Student Loan	$400,000	$—	$—	$—	$—
Agency Commercial Mortgage-Backed Securities	11,781,022	—	(2,045,169)	1,626,193	—
Collateralized Mortgage Obligations	1,488,611	—	(53,757)	61,699	—
Non-Agency Commercial Mortgage-Backed Securities	3,037,018	—	(3,950)	6,932	—

Total	$16,706,651	$—	$(2,102,876)	$1,694,824	$—

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September 30, 2017

Limited Term Government and Agency Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2017
Bonds and Notes
ABS Student Loan	$—	$—	$(400,000)	$—	$—
Agency Commercial Mortgage-Backed Securities	(11,362,046)	—	—	—	—
Collateralized Mortgage Obligations	(945,337)	—	(276,662)	274,554	2,994
Non-Agency Commercial Mortgage-Backed Securities	(3,040,000)	—	—	—	—

Total	$(15,347,383)	$—	$(676,662)	$274,554	$2,994

A debt security valued at $400,000 was transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $276,662 was transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that High Income Fund and Intermediate Duration Bond Fund used during the period include forward foreign currency contracts and futures contracts, respectfully.

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Notes to Financial Statements (continued)

September 30, 2017

High Income Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2017, High Income Fund engaged in forward foreign currency transactions for hedging purposes.

Intermediate Duration Bond Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage its duration without having to buy or sell portfolio securities. During the year ended September 30, 2017, Intermediate Duration Bond Fund used futures contracts for hedging purposes and to manage duration.

The following is a summary of derivative instruments for Intermediate Duration Bond Fund as of September 30, 2017, as reflected within the Statements of Assets and Liabilities:

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded/cleared liability derivatives
Interest rate contracts	$(103,275)

Transactions in derivative instruments for High Income Fund during the year ended September 30, 2017, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$3,351

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$(233)

Transactions in derivative instruments for Intermediate Duration Bond Fund during the year ended September 30, 2017, as reflected within the Statements of Operations, were as follows:

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(103,275)

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Notes to Financial Statements (continued)

September 30, 2017

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency and futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2017:

High Income Fund	Forwards
Average Notional Amount Outstanding	0.08%
Highest Notional Amount Outstanding	0.21%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2017	0.00%

Intermediate Duration Bond Fund	Futures
Average Notional Amount Outstanding	0.25%
Highest Notional Amount Outstanding	5.23%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2017	5.23%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial

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Notes to Financial Statements (continued)

September 30, 2017

reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on the Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2017:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Intermediate Duration Bond Fund	$60,000	$60,000

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Notes to Financial Statements (continued)

September 30, 2017

5.  Purchases and Sales of Securities.  For the year ended September 30, 2017, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Fund	$10,401,073	$10,403,665	$64,713,920	$64,377,698
Intermediate Duration Bond Fund	162,854,260	173,805,354	239,880,334	204,713,816
Limited Term Government and Agency Fund	962,312,642	1,084,022,479	20,244,440	109,944,981

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $500 million	Next $1.5 billion	Over $2 billion
High Income Fund	0.6000%	0.6000%	0.6000%
Intermediate Duration Bond Fund	0.2500%	0.2500%	0.2500%
Limited Term Government and Agency Fund	0.3750%	0.3500%	0.3000%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2018, except for High Income Fund which is in effect until January 31, 2019, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

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Notes to Financial Statements (continued)

September 30, 2017

For the year ended September 30, 2017 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
High Income Fund	1.05%	1.80%	0.75%	0.80%
Intermediate Duration Bond Fund	0.65%	1.40%	—	0.40%
Limited Term Government and Agency Fund	0.80%	1.55%	0.50%	0.55%

Prior to July 1, 2017, the expense limits as a percentage of average daily net assets under the expense limitation agreements for High Income Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
High Income Fund	1.10%	1.85%	0.80%	0.85%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2017, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
High Income Fund	$1,042,422	$25,903	$1,016,519	0.60%	0.59%
Intermediate Duration Bond Fund	443,227	128,732	314,495	0.25%	0.18%
Limited Term Government and Agency Fund	2,966,461	—	2,966,461	0.37%	0.37%

For the year ended September 30, 2017, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Class A	Class C	Class N	Class Y	Total
High Income Fund	$17,605	$5,947	$—	$65,295	$88,847
Limited Term Government and Agency Fund	8,822	1,276	—	7,399	17,497

[1]	Waiver/expense reimbursements are subject to possible recovery until September 30, 2018.

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Notes to Financial Statements (continued)

September 30, 2017

No expenses were recovered for any of the Funds during the year ended September 30, 2017 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) (effective August 31, 2016 for Intermediate Duration Bond Fund), and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended September 30, 2017, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
High Income Fund	$86,056	$29,690	$89,068
Intermediate Duration Bond Fund	51,023	7,817	23,451
Limited Term Government and Agency Fund	952,802	141,820	425,461

c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as

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Notes to Financial Statements (continued)

September 30, 2017

sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2017, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
High Income Fund	$77,527
Intermediate Duration Bond Fund	79,109
Limited Term Government and Agency Fund	362,331

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2017, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
High Income Fund	$186,259
Intermediate Duration Bond Fund	73,438
Limited Term Government and Agency Fund	405,446

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Notes to Financial Statements (continued)

September 30, 2017

As of September 30, 2017, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
High Income Fund	$2,420
Intermediate Duration Bond Fund	1,262
Limited Term Government and Agency Fund	4,522

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended September 30, 2017 were as follows:

Fund	Commissions
High Income Fund	$5,340
Intermediate Duration Bond Fund	21
Limited Term Government and Agency Fund	17,560

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

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Notes to Financial Statements (continued)

September 30, 2017

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of September 30, 2017, the percentage of each Fund’s net assets owned by affiliates is as follows:

High Income Fund	Percentage of Net Assets
Natixis Advisors	Less than 0.01%

Intermediate Duration Bond Fund	Percentage of Net Assets
Loomis Sayles Retirement Plan	0.65%

Limited Term Government and Agency Fund	Percentage of Net Assets
Loomis Sayles Retirement Plan	0.52%
Natixis Sustainable Future 2015 Fund	0.07%
Natixis Sustainable Future 2020 Fund	0.06%
Natixis Sustainable Future 2025 Fund	0.04%
Natixis Sustainable Future 2030 Fund	0.02%
Natixis Sustainable Future 2035 Fund	0.01%
Natixis Sustainable Future 2040 Fund	0.01%
Natixis Sustainable Future 2045 Fund	0.01%
Natixis Sustainable Future 2050 Fund	Less than 0.01%
Natixis Sustainable Future 2055 Fund	Less than 0.01%
Natixis Sustainable Future 2060 Fund	Less than 0.01%

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the High Income Fund and Limited Term Government and Agency Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through January 31, 2018 and is not subject to recovery under the expense limitation agreement described above.

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Notes to Financial Statements (continued)

September 30, 2017

For the year ended September 30, 2017, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Fund	Reimbursement of Transfer Agency Expenses
Class N
High Income Fund	$271
Limited Term Government and Agency Fund	295

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

Intermediate Duration Bond Fund allocates transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

For the period from November 30, 2016, commencement of Class N operations, through September 30, 2017, High Income Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
High Income Fund	$35,584	$12,187	$271	$131,560

For the period from February 1, 2017, commencement of Class N operations, through September 30, 2017, Limited Term Government and Agency Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Limited Term Government and Agency Fund	$220,344	$31,475	$295	$222,566

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

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September 30, 2017

The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 13, 2017, the commitment fee was 0.10% per annum based on the average daily unused portion of the line of credit.

For the year ended September 30, 2017, none of the Funds had borrowings under this agreement

9.  Concentration of Risk.  Limited Term Government and Agency Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2017, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage Ownership
High Income Fund	2	28.83%
Intermediate Duration Bond Fund	3	21.25%
Limited Term Government and Agency Fund	1	13.19%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do

109  |

Notes to Financial Statements (continued)

September 30, 2017

not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,869,491	$12,272,049	5,509,748	$22,242,447
Issued in connection with the reinvestment of distributions	306,554	1,311,455	299,177	1,169,586
Redeemed	(3,623,241)	(15,504,179)	(7,071,447)	(28,018,252)

Net change	(447,196)	$(1,920,675)	(1,262,522)	$(4,606,219)

Class B(a)
Issued in connection with the reinvestment of distributions	—	—	4	17
Redeemed	—	—	(623)	(2,485)

Net change	—	$—	(619)	$(2,468)

Class C
Issued from the sale of shares	471,847	$2,010,717	799,861	$3,141,922
Issued in connection with the reinvestment of distributions	88,277	378,228	88,851	345,998
Redeemed	(897,288)	(3,849,291)	(1,144,474)	(4,485,915)

Net change	(337,164)	$(1,460,346)	(255,762)	$(997,995)

Class N(b)
Issued from the sale of shares	240	$1,001	—	$—
Issued in connection with the reinvestment of distributions	10	41	—	—

Net change	250	$1,042	—	$—

Class Y
Issued from the sale of shares	9,715,068	$41,499,158	14,901,804	$58,204,609
Issued in connection with the reinvestment of distributions	1,184,729	5,054,088	1,041,928	4,056,961
Redeemed	(10,799,917)	(45,851,330)	(14,689,863)	(57,325,101)

Net change	99,880	$701,916	1,253,869	$4,936,469

Increase (decrease) from capital share transactions	(684,230)	$(2,678,063)	(265,034)	$(670,213)

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.
(b)	From commencement of Class operations on November 30, 2016 through September 30, 2017.

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Notes to Financial Statements (continued)

September 30, 2017

11.  Capital Shares (continued).

	Year Ended September 30, 2017		Year Ended September 30, 2016
Intermediate Duration Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	495,534	$5,098,171	525,035	$5,443,679
Issued in connection with the reinvestment of distributions	51,612	528,641	43,720	453,187
Redeemed	(263,005)	(2,708,601)	(505,357)	(5,247,036)

Net change	284,141	$2,918,211	63,398	$649,830

Class C(a)
Issued from the sale of shares	14,097	$144,076	293,283	$3,088,274
Issued in connection with the reinvestment of distributions	5,796	59,316	— (b)	1

Net change	19,893	$203,392	293,283	$3,088,275

Class Y
Issued from the sale of shares	6,045,802	$62,224,245	7,746,460	$80,334,377
Issued in connection with the reinvestment of distributions	342,222	3,505,355	231,356	2,401,500
Redeemed	(4,606,062)	(47,400,228)	(1,681,603)	(17,455,864)
Redeemed in-kind (Note 12)	—	—	(1,574,765)	(16,409,056)

Net change	1,781,962	$18,329,372	4,721,448	$48,870,957

Increase (decrease) from capital share transactions	2,085,996	$21,450,975	5,078,129	$52,609,062

(a)	From commencement of Class operations on August 31, 2016 through September 30, 2016.
(b)	Amount rounds to less than one share.

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Notes to Financial Statements (continued)

September 30, 2017

11.  Capital Shares (continued).

	Year Ended September 30, 2017		Year Ended September 30, 2016
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	3,991,528	$45,399,327	23,688,131	$272,639,541
Issued in connection with the reinvestment of distributions	454,875	5,170,894	418,361	4,816,572
Redeemed	(13,213,781)	(150,164,121)	(15,575,978)	(179,339,659)

Net change	(8,767,378)	$(99,593,900)	8,530,514	$98,116,454

Class B(a)
Issued from the sale of shares	—	$—	1,448	$16,709
Issued in connection with the reinvestment of distributions	—	—	426	4,887
Redeemed	—	—	(230,595)	(2,644,555)

Net change	—	$—	(228,721)	$(2,622,959)

Class C
Issued from the sale of shares	757,506	$8,626,416	4,330,687	$49,825,855
Issued in connection with the reinvestment of distributions	29,711	337,959	29,632	341,361
Redeemed	(3,304,176)	(37,593,668)	(3,475,708)	(40,028,796)

Net change	(2,516,959)	$(28,629,293)	884,611	$10,138,420

Class N(b)
Issued from the sale of shares	166,111	$1,892,253	—	$—
Issued in connection with the reinvestment of distributions	1,700	19,353	—	—
Redeemed	(527)	(5,984)	—	—

Net change	167,284	$1,905,622	—	$—

Class Y
Issued from the sale of shares	13,725,909	$156,563,024	22,122,240	$255,439,801
Issued in connection with the reinvestment of distributions	431,654	4,921,367	391,770	4,524,155
Redeemed	(18,111,061)	(206,644,972)	(24,037,266)	(277,502,192)

Net change	(3,953,498)	$(45,160,581)	(1,523,256)	$(17,538,236)

Increase (decrease) from capital share transactions	(15,070,551)	$(171,478,152)	7,663,148	$88,093,679

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.
(b)	From commencement of Class operations on February 1, 2017 through September 30, 2017.

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Notes to Financial Statements (continued)

September 30, 2017

12.  Redemption In-Kind.  In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. For the year ended September 30, 2016, Intermediate Duration Bond Fund participated in a redemption in-kind transaction. For the year ended September 30, 2017, none of the Funds participated in redemption in-kind transactions.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Intermediate Duration Bond Fund, Loomis Sayles High Income Fund and Loomis Sayles Limited Term Government and Agency Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Intermediate Duration Fixed Income Fund, a series of Loomis Sayles Funds I, and Loomis Sayles High Income Fund and Loomis Sayles Limited Term Government and Agency Fund, each a series of Loomis Sayles Funds II, (collectively, the “Funds”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2017

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2017 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2017, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
High Income	4.20%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2017, unless subsequently determined to be different.

Fund	Amount
Intermediate Duration Bond	$39,533

Qualified Dividend Income.  For the fiscal year ended September 30, 2017, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2017, complete information will be reported in conjunction with Form 1099-DIV.

Fund
High Income

115  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	53 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	53 Director, Burlington Stores, Inc. (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	53 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	53 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

117  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	53 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell[3] (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	53 None	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)	Trustee since 2003 Audit Committee Member and Governance Committee Member	President, Strategic Advisory Services (management consulting)	53 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	53 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

119  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	53 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	53 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	53 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[4] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	53 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[5] (1965)	Trustee since 2011 President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	53 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]	Ms. Mitchell was appointed as a Trustee effective July 1, 2017.

[4]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer Natixis Advisors, L.P., Natixis Distribution L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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NATIXIS FUNDS

Supplement dated June 30, 2017 to the Natixis Funds Summary Prospectuses, dated February 28, 2017, March 31, 2017, and May 1, 2017, as may be revised or supplemented from time to time, for the following funds:

LOOMIS SAYLES HIGH INCOME FUND

Effective July 1, 2017, Loomis, Sayles & Company, L.P. has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses (exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses) to 1.05%, 1.80%, 0.75%, 1.05% and 0.80% of the Fund’s average daily net assets for Class A, Class C, Class N, Class T and Class Y shares, respectively.

This undertaking is in effect through January 31, 2019.

Accordingly, the Annual Fund Operating Expenses table and the Example table within the section “Fund Fees & Expenses” are amended and restated as follows with respect to the Fund:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class N	Class T	Class Y
Management fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%
Other expenses	0.29%	0.29%	0.17%[1]	0.29%[1]	0.29%
Total annual fund operating expenses	1.14%	1.89%	0.77%	1.14%	0.89%
Fee waiver and/or expense reimbursement[2,3]	0.09%	0.09%	0.02%	0.09%	0.09%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.05%	1.80%	0.75%	1.05%	0.80%

1	Other expenses are estimated for the current fiscal year.

2

Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.05%, 1.80%, 0.75%, 1.05% and 0.80% of the Fund’s average daily net assets for Class A, C, N, T and Y shares, respectively, exclusive of brokerage

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expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2019 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitations for Class A, C, N, T and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

3	NGAM Advisors has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through January 31, 2018 and may be terminated before then only with the consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the dates noted above and on the Total Annual Fund Operating Expenses for the remaining periods. Although your actual costs may be high or lower, based on these assumptions your costs would be:

If shares are redeemed:
	1 year	3 years	5 years	10 years
Class A	$528	$758	$1,012	$1,740
Class C	$283	$580	$1,008	$2,200
Class N	$77	$243	$425	$951
Class T	$354	$589	$848	$1,589
Class Y	$82	$269	$479	$1,083

If shares are not redeemed:
	1 year	3 years	5 years	10 years
Class C	$183	$580	$1,008	$2,200

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AEW Real Estate Fund	Loomis Sayles Limited Term Government and Agency Fund
ASG Dynamic Allocation Fund	Loomis Sayles Multi-Asset Income Fund
ASG Global Alternatives Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund
ASG Managed Futures Strategy Fund	Loomis Sayles Strategic Alpha Fund
ASG Tactical U.S. Market Fund	Loomis Sayles Strategic Income Fund
Gateway Equity Call Premium Fund	Loomis Sayles Value Fund
Gateway Fund	Mirova Global Green Bond Fund
Loomis Sayles Core Plus Bond Fund	Mirova Global Sustainable Equity Fund
Loomis Sayles Dividend Income Fund	McDonnell Intermediate Municipal Bond Fund
Loomis Sayles Global Equity and Income Fund	Natixis Oakmark Fund
Loomis Sayles Global Growth Fund	Natixis Oakmark International Fund
Loomis Sayles Growth Fund	Natixis U.S. Equity Opportunities Fund
Loomis Sayles High Income Fund	Vaughan Nelson Select Fund
Loomis Sayles Intermediate Duration Bond Fund	Vaughan Nelson Small Cap Value Fund
Loomis Sayles Investment Grade Bond Fund	Vaughan Nelson Value Opportunity Fund

Effective July 1, 2017, the information under sub-sections “Class A and C Shares” and “Class A Shares,” as applicable, in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$50
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$50
Coverdell Education Savings Accounts using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$500	$50

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There is no initial or subsequent investment minimum for:

•

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

Effective July 1, 2017, the information under sub-section “Class Y Shares” in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:

•

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•

Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of NGAM Advisors, clients of NGAM Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.

This page not part of shareholder report

ANNUAL REPORT

September 30, 2017

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Strategic Income Fund

Portfolio Review  page 1

Portfolio of Investments  page 20

Financial Statements  page  49

Notes to Financial Statements  page 63

Shareholder Supplement enclosed

(previously	posted to the Funds’ website)

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A	LIGRX
Daniel J. Fuss, CFA®, CIC	Class C	LGBCX
Brian P. Kennedy	Class N	LGBNX
Elaine M. Stokes	Class Y	LSIIX
Loomis, Sayles & Company, L.P.	Admin Class	LIGAX

Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

Market Conditions

Following the November 2016 US presidential election, investors expected less accommodative US monetary policy and pro-business reform. These expectations drove the US dollar and equities higher, and weighed on many fixed income assets as the US Treasury yield curve steepened (a curve that shows the relationship among bond yields across the maturity spectrum). The Federal Reserve (Fed) raised interest rates on December 14, 2016, March 15, 2017 and June 14, 2017; investors took the increases in stride as a number of developments supported fixed income market performance through the rest of the period. The yield curve flattened out, the US dollar declined, global growth strengthened and corporate profits rebounded. Government bond yields remained low, driving investors into riskier assets like high yield credit and emerging markets. As a result, nearly all asset classes posted positive returns for the full period.

All US Treasury yields rose during the 12-month period. However, much of the rise in longer-maturity yields took place shortly after the US presidential election while the two-year yield rose steadily over the entire period. Longer-term US Treasury yields declined from the start of 2017 until early September, when expectations for new and expansionary US fiscal policy and inflation began to rise.

Overall, investment grade corporate bonds generated positive return and outperformed duration-matched Treasuries (duration refers to a security’s price sensitivity to interest rate changes). The sector’s longer duration was beneficial as investors moved to the long end of the yield curve. High yield credit was a leading asset class throughout the period, benefiting from the “risk-on” environment and the search for yield. Improving corporate profits around the globe provided an additional tailwind to the sector.

After hitting a 14-year high during the fourth quarter of 2016, the US dollar steadily weakened through the rest of the period as risk appetite remained strong and fears about China’s economy and the potential for a US trade war waned. Many developed and emerging market currencies rallied versus the US dollar, and unhedged returns were broadly positive. Emerging market bonds struggled at the beginning of the period, hurt by

1  |

uncertainties related to global trade, the incoming US administration and geopolitics. But as 2017 progressed, sentiment shifted, emerging market bonds rallied and the asset class posted broadly positive returns for the full period. The sector benefited from the weakening US dollar, a rebound in corporate profits, and improving emerging market GDP growth.

Performance Results

For the 12 months ended September 30, 2017, Class Y shares of Loomis Sayles Investment Grade Bond Fund returned 4.24%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned -0.01%.

Explanation of Fund Performance

Out-of-benchmark exposure to high yield corporate bonds added to relative performance, with contributions led by metals and mining and finance company securities. Out-of-benchmark exposure to non-US-dollar-denominated holdings also benefited relative return. In particular, selections denominated in the Mexican peso, Canadian dollar and New Zealand dollar drove performance within the space.

A meaningful underweight to US Treasuries aided performance as investors preferred riskier assets during the period. The Fund’s investment grade corporate holdings also contributed to results, particularly holdings within the banking and insurance segments. Finally, out-of-benchmark equity and convertible security holdings benefited performance, largely due to selected holdings within the technology, insurance, automobile and energy industries.

Among detractors, underweight allocations to the investment grade corporate and emerging market credit sectors limited relative results, though both sectors posted positive absolute returns.

Outlook

Fund positioning reflects our outlook for stable economic growth and inflation. US and global GDP growth are steadily improving, and US inflation indicators are below Fed and consensus expectations. These inflationary trends support the Fed’s gradual shift to less accommodative monetary policy. The Fed’s balance sheet normalization program formally starts in October, and one more interest rate hike looks possible by year-end.

Steady economic growth is also supporting risk assets, and we are maintaining our exposure to corporate bonds. While spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) have tightened significantly and the risk premiums for the investment grade and high yield markets are lower with increasing downside risks, we see further upside potential given the outlook for earnings growth and the low probability of defaults or economic recession. At this stage of the credit cycle,1 we are focusing on undervalued issues and looking for areas where we can move up in quality.

We have been taking a highly selective approach to non-US exposure. We are primarily maintaining current allocations to selected developed market sovereign and credit

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

|  2

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

positions, along with emerging market local-pay bonds that we believe offer attractive yields and total return potential. The risk profile of the global market has been largely driven by anticipated central bank action, election cycles, geopolitical risks and trade policy uncertainty. In the current global growth environment, the US dollar is likely to be range bound and it may trend lower over the near term.

Looking ahead, our investment themes are centered on broadening portfolio diversification, generating income, lowering duration and reducing overall interest rate sensitivity. In terms of asset allocation, the Fund is structurally very different from the benchmark and is well-positioned going into its next fiscal year, in our view. We are also comfortable keeping a larger allocation to reserve-type positions, and we will patiently monitor market developments for better buying opportunities where we feel we can add long-term value for our investors.

During periods in which the US dollar appreciates relative to foreign currencies, funds that hold non-US-dollar-denominated bonds may realize currency losses in connection with the maturity or sale of certain bonds. These losses impact a fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a fund has available to distribute, even though these bonds continue to generate coupon income.

Fund officers have analyzed the Fund’s current portfolio of investments, its schedule of maturities and the corresponding amounts of unrealized currency losses that may become realized in the fiscal year ending on September 30, 2018. Based on this analysis, Fund officers believe that realized currency losses will continue to have a similar impact on the Fund’s distributions in its 2018 fiscal year as it experienced in 2017. This analysis is based on certain assumptions, including but not limited to the level of foreign currency exchange rates, security prices, interest rates, Fund advisors’ ability to manage realized currency losses and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future Fund distributions. Fund officers will continue to monitor on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

3  |

Hypothetical Growth of $100,000 Investment in Class Y Shares4

September 30, 2007 through September 30, 2017

See notes to chart on page 5.

|  4

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Average Annual Total Returns — September 30, 20174

					Expense Ratios[5]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 12/31/96)
NAV	4.24%	3.09%	5.70%	—%	0.60%	0.55%

Class A (Inception 12/31/96)
NAV	3.88	2.82	5.43	—	0.85	0.80
With 4.25% Maximum Sales Charge	-0.50	1.93	4.97	—

Class C (Inception 9/12/03)
NAV	3.12	2.05	4.64	—	1.60	1.55
With CDSC[2]	2.15	2.05	4.64	—

Class N (Inception 2/1/13)
NAV	4.34	—	—	2.86	0.47	0.47

Admin Class (Inception 2/1/10)[1]
NAV	3.76	2.59	5.12	—	1.07	1.05

Comparative Performance
Bloomberg Barclays U.S. Government/Credit Bond Index[3]	-0.01	2.10	4.34	2.38
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	The Bloomberg Barclays U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. The U.S. Government/Credit Bond Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the U.S. Aggregate Index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense caps.

5  |

LOOMIS SAYLES STRATEGIC INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A	NEFZX
Daniel J. Fuss, CFA®, CIC	Class C	NECZX
Brian P. Kennedy	Class N	NEZNX
Elaine M. Stokes	Class Y	NEZYX
Loomis, Sayles & Company, L.P.	Admin Class	NEZAX

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth.

Market Conditions

Following the November 2016 US presidential election, investors expected less accommodative US monetary policy and pro-business reform. These expectations drove the US dollar and equities higher, and weighed on many fixed income assets as the US Treasury yield curve steepened (a curve that shows the relationship among bond yields across the maturity spectrum). The Federal Reserve (Fed) raised interest rates on December 14, 2016, March 15, 2017 and June 14, 2017; investors took the increases in stride as a number of developments supported fixed income market performance through the rest of the period. The yield curve flattened out, the US dollar declined, global growth strengthened and corporate profits rebounded. Government bond yields remained low, driving investors into riskier assets like high yield credit and emerging markets. As a result, nearly all asset classes posted positive returns for the full period.

All US Treasury yields rose during the 12-month period. However, much of the rise in longer-maturity yields took place shortly after the US presidential election while the two-year yield rose steadily over the entire period. Longer-term US Treasury yields declined from the start of 2017 until early September, when expectations for new and expansionary US fiscal policy and inflation began to rise.

Overall, investment grade corporate bonds generated positive return and outperformed duration-matched Treasuries (duration refers to a security’s price sensitivity to interest rate changes). The sector’s longer duration was beneficial as investors moved to the long end of the yield curve. High yield credit was a leading asset class throughout the period, benefiting from the “risk-on” environment and the search for yield. Improving corporate profits around the globe provided an additional tailwind to the sector.

After hitting a 14-year high during the fourth quarter of 2016, the US dollar steadily weakened through the rest of the period as risk appetite remained strong and fears about China’s economy and the potential for a US trade war waned. Many developed and emerging market currencies rallied versus the US dollar, and unhedged returns were broadly positive. Emerging market bonds struggled at the beginning of the period, hurt by uncertainties related to global trade, the incoming US administration and geopolitics. But as 2017 progressed, sentiment shifted, emerging market bonds rallied and the asset class

|  6

LOOMIS SAYLES STRATEGIC INCOME FUND

posted broadly positive returns for the full period. The sector benefited from the weakening US dollar, a rebound in corporate profits, and improving emerging market GDP growth.

Performance Results

For the 12 months ended September 30, 2017, Class Y shares of Loomis Sayles Strategic Income Fund returned 7.22%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.07%.

Explanation of Fund Performance

The Fund’s outperformance can be primarily attributed to out-of-benchmark allocations to high yield corporate credit, common stock and non-US-dollar-denominated securities. Within high yield corporate credit, security selection generated strong relative and absolute performance, driven largely by financial and industrial holdings. Within the Fund’s common stock exposure, allocations to consumer non-cyclical, basic industry and energy issues boosted performance. And among non-US-dollar-denominated holdings, positions in Mexican government bonds were notable contributors. In addition, out-of-benchmark convertible securities contributed to performance, led by selected issues within the basic industry, communications and energy sectors.

Among detractors, a significant underweight to US investment grade corporate credit detracted from relative performance as the sector performed well.

Outlook

Fund positioning reflects our outlook for stable economic growth and inflation. US and global GDP growth are steadily improving, and US inflation indicators are below Fed and consensus expectations. These inflationary trends support the Fed’s gradual shift to less accommodative monetary policy. The Fed’s balance sheet normalization program formally starts in October, and one more interest rate hike looks possible by year-end.

Steady economic growth is also supporting risk assets, and we are maintaining our exposure to corporate bonds. While spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) have tightened significantly and the risk premiums for the investment grade and high yield markets are lower with increasing downside risks, we see further upside potential given the outlook for earnings growth and the low probability of defaults or economic recession. At this stage of the credit cycle,1 we are focusing on undervalued issues and looking for areas where we can move up in quality.

We have been taking a highly selective approach to non-US exposure. We are primarily maintaining current allocations to selected developed market sovereign and credit positions, along with emerging market local-pay bonds that we believe offer attractive yields and total return potential. The risk profile of the global market has been largely driven by anticipated central bank action, election cycles, geopolitical risks and trade policy uncertainty. In the current global growth environment, the US dollar is likely to be range bound and it may trend lower over the near term.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

7  |

Looking ahead, our investment themes are centered on broadening portfolio diversification, generating income, lowering duration and reducing overall interest rate sensitivity. In terms of asset allocation, the Fund is structurally very different from the benchmark and is well-positioned going into its next fiscal year, in our view. We are also comfortable keeping a larger allocation to reserve-type positions, and we will patiently monitor market developments for better buying opportunities where we feel we can add long-term value for our investors.

During periods in which the US dollar appreciates relative to foreign currencies, Funds that hold non-US-dollar-denominated bonds may realize currency losses in connection with the maturity or sale of certain bonds. These losses impact a Fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the Fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a Fund has available to distribute, even though these bonds continue to generate coupon income.

Fund officers have analyzed the Fund’s current portfolio of investments, its schedule of maturities and the corresponding amounts of unrealized currency losses that may become realized in the fiscal year ending on September 30, 2018. Based on this analysis, Fund officers believe that realized currency losses may have less of an impact on this Fund’s distributions in the 2018 fiscal year. This analysis is based on certain assumptions, including but not limited to the level of foreign currency exchange rates, security prices, interest rates, Fund advisors’ ability to manage realized currency losses and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future Fund distributions. Fund officers will continue to monitor on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

|  8

LOOMIS SAYLES STRATEGIC INCOME FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares5

September 30, 2007 through September 30, 2017

9  |

Average Annual Total Returns — September 30, 20175

					Expense Ratios[6]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 12/1/99)
NAV	7.22%	5.59%	6.37%	—%	0.71%	0.71%

Class A (Inception 5/1/95)
NAV	7.01	5.33	6.10	—	0.96	0.96
With 4.25% Maximum Sales Charge	2.48	4.42	5.65	—

Class C (Inception 5/1/95)
NAV	6.20	4.53	5.31	—	1.71	1.71
With CDSC[2]	5.20	4.53	5.31	—

Class N (Inception 2/1/13)
NAV	7.38	—	—	4.88	0.63	0.63

Admin Class (Inception 2/1/10)[1]
NAV	6.79	5.07	5.82	—	1.20	1.20

Comparative Performance
Bloomberg Barclays U.S. Aggregate Bond Index[3]	0.07	2.06	4.27	2.35
Bloomberg Barclays U.S. Universal Bond Index[4]	0.96	2.53	4.56	2.73

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Class C share performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4	The Bloomberg Barclays U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Bond Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

11  |

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2017 through September 30, 2017. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  12

LOOMIS SAYLES INVESTMENT GRADE BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2017	ENDING ACCOUNT VALUE 9/30/2017	EXPENSES PAID DURING PERIOD* 4/1/2017 – 9/30/2017
Class A
Actual	$1,000.00	$1,037.50	$4.14
Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.10
Class C
Actual	$1,000.00	$1,033.90	$7.95
Hypothetical (5% return before expenses)	$1,000.00	$1,017.25	$7.89
Class N
Actual	$1,000.00	$1,039.20	$2.40
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.38
Class Y
Actual	$1,000.00	$1,038.70	$2.86
Hypothetical (5% return before expenses)	$1,000.00	$1,022.26	$2.84
Admin Class
Actual	$1,000.00	$1,036.20	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.37

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.81%, 1.56%, 0.47%, 0.56% and 1.06% for Class A, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

13  |

LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2017	ENDING ACCOUNT VALUE 9/30/2017	EXPENSES PAID DURING PERIOD 4/1/2017 – 9/30/2017*
Class A
Actual	$1,000.00	$1,041.30	$4.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.86
Class C
Actual	$1,000.00	$1,036.80	$8.73
Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	$8.64
Class N
Actual	$1,000.00	$1,043.70	$3.23
Hypothetical (5% return before expenses)	$1,000.00	$1,021.91	$3.19
Class Y
Actual	$1,000.00	$1,042.60	$3.64
Hypothetical (5% return before expenses)	$1,000.00	$1,021.51	$3.60
Admin Class
Actual	$1,000.00	$1,040.10	$6.19
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.12

*	Expenses are equal to the Fund’s annualized expense ratio: 0.96%, 1.71%, 0.63%, 0.71% and 1.21% for Class A, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  14

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (v) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) the Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category,

15  |

performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2017. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

|  16

The Board noted that, through December 31, 2016, each Fund’s one- and three-year performance stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year
Loomis Sayles Investment Grade Bond Fund	5%	93%
Loomis Sayles Strategic Income Fund	41%	82%

In the case of each Fund that had performance that lagged that of a relevant peer group median and/or category median for certain (although not all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance, although lagging in certain periods, had shown improvement relative to its category; and (3) that the Fund’s performance, although lagging in certain periods, was stronger over the long term.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Funds in this report have expense caps in

17  |

place, and the Trustees considered that the current expenses of each Fund are below the cap. The Trustees further noted that management had proposed to reduce the expense cap of the Loomis Sayles Investment Grade Bond Fund.

The Trustees also considered the compensation directly or indirectly received or to be received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues and the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that each of the Funds was subject to an expense cap or waiver. The Trustees considered management’s proposal to reduce the expense cap for Loomis Sayles Investment Grade Bond Fund. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•	Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance

|  18

programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements, with the reduction in the expense cap for Loomis Sayles Investment Grade Bond Fund, should be continued through June 30, 2018.

19  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Investment Grade Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 81.4% of Net Assets
Non-Convertible Bonds — 78.6%
	ABS Other — 1.6%
$53,175,924	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(a)(b)(c)	$52,564,401
10,925,636	Trinity Rail Leasing LLC, Series 2010-1A, Class A, 5.194%, 10/16/2040, 144A	11,470,654
31,786,243	Trinity Rail Leasing LP, Series 2009-1A, Class A, 6.657%, 11/16/2039, 144A	32,826,159
2,140,390	Trinity Rail Leasing LP, Series 2012-1A, Class A1, 2.266%, 1/15/2043, 144A	2,110,862

		98,972,076

	Aerospace & Defense — 1.8%
1,865,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	1,772,160
1,455,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	1,575,765
1,295,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	1,463,350
1,530,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039	1,870,425
78,795,000	Textron, Inc., 5.950%, 9/21/2021	87,856,650
11,040,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	16,386,760

		110,925,110

	Airlines — 2.0%
3,812,744	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	4,018,633
1,822,416	Continental Airlines Pass Through Certificates, Series 2012-1, Class B, 6.250%, 10/11/2021	1,922,648
18,340,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	18,729,725
414,346	Continental Airlines Pass Through Trust, Series 1999-1, Class A, 6.545%, 8/02/2020	428,848
547,161	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	579,991
44,164,714	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	48,581,186
1,221,350	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	1,407,483
7,084,437	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	8,076,258
13,902,375	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	15,219,904
8,803,865	Delta Air Lines Pass Through Trust, Series 2010-1, Class A, 6.200%, 1/02/2020	9,067,981
15,812,523	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	17,235,651
1,514,824	Virgin Australia Pass Through Certificates, Series 2013-1A, 5.000%, 4/23/2025, 144A	1,573,175

		126,841,483

	Automotive — 0.7%
23,581,000	Cummins, Inc., 5.650%, 3/01/2098	26,553,395
5,274,000	Cummins, Inc., 6.750%, 2/15/2027	6,547,974
125,000	Ford Motor Co., 6.500%, 8/01/2018	129,752

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — continued
$255,000	Ford Motor Co., 6.625%, 2/15/2028	$302,371
240,000	Ford Motor Co., 7.500%, 8/01/2026	294,757
5,000,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	5,099,444
2,370,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	2,648,475

		41,576,168

	Banking — 8.5%
1,468,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,893,720
84,339,000	Bank of America Corp., 6.110%, 1/29/2037	105,452,337
100,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	104,618
25,627,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	26,561,774
25,090,000	Bank of Nova Scotia (The), 2.130%, 6/15/2020, (CAD)	20,073,609
2,173,000	Bear Stearns Cos. LLC (The), 4.650%, 7/02/2018	2,219,854
17,000,000	Citigroup, Inc., 3.500%, 5/15/2023	17,318,623
1,660,000	Citigroup, Inc., 4.500%, 1/14/2022	1,785,741
22,960,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	17,275,366
86,800,000	Goldman Sachs Group, Inc. (The), 3.375%, 2/01/2018, (CAD)	69,957,565
6,645,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	7,138,520
70,245,000	JPMorgan Chase & Co., 4.125%, 12/15/2026	73,243,170
36,745,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	26,928,974
100,000	Keybank NA, 6.950%, 2/01/2028	125,938
5,100,000	Lloyds Banking Group PLC, 5.300%, 12/01/2045	5,969,457
40,126,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	46,913,714
1,845,000	Morgan Stanley, 4.350%, 9/08/2026	1,931,545
30,000,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	24,094,481
5,900,000	Morgan Stanley, 5.750%, 1/25/2021	6,514,575
20,695,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	21,639,291
38,206,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	40,807,997
2,875,000	National City Bank of Indiana, 4.250%, 7/01/2018	2,931,512
8,638,000	National City Corp., 6.875%, 5/15/2019	9,295,366

		530,177,747

	Brokerage — 1.4%
50,270,000	Jefferies Group LLC, 5.125%, 1/20/2023	54,908,909
19,498,000	Jefferies Group LLC, 6.250%, 1/15/2036	21,637,588
8,760,000	Jefferies Group LLC, 6.450%, 6/08/2027	10,143,036

		86,689,533

	Building Materials — 0.6%
1,610,000	Masco Corp., 6.500%, 8/15/2032	1,919,911
3,110,000	Masco Corp., 7.125%, 3/15/2020	3,452,100
2,667,000	Masco Corp., 7.750%, 8/01/2029	3,511,890
23,975,000	Owens Corning, 7.000%, 12/01/2036	31,013,322

		39,897,223

	Cable Satellite — 1.6%
17,832,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	15,222,118
13,630,000	Time Warner Cable LLC, 4.125%, 2/15/2021	14,152,739
2,800,000	Time Warner Cable LLC, 4.500%, 9/15/2042	2,653,690

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Cable Satellite — continued
$64,548,000	Time Warner Cable LLC, 6.750%, 7/01/2018	$66,884,561

		98,913,108

	Chemicals — 0.8%
894,000	Consolidated Energy Finance S.A., 6.750%, 10/15/2019, 144A	909,645
50,500,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	52,015,000

		52,924,645

	Construction Machinery — 0.1%
6,787,000	Toro Co. (The), 6.625%, 5/01/2037(b)(c)	7,779,964

	Consumer Products — 0.1%
7,458,000	Hasbro, Inc., 6.600%, 7/15/2028	8,778,771

	Diversified Manufacturing — 0.7%
35,580,000	General Electric Co., GMTN, 4.250%, 1/17/2018, (NZD)	25,837,574
5,305,000	General Electric Co., Series A, MTN, 3-month LIBOR + 0.300%, 1.604%, 5/13/2024(d)	5,148,927
1,395,000	Ingersoll-Rand Global Holding Co. Ltd., 6.875%, 8/15/2018	1,455,590
11,754,000	Snap-on, Inc., 6.700%, 3/01/2019	12,527,035

		44,969,126

	Electric — 1.6%
25,467,629	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	28,697,505
7,969,787	Bruce Mansfield Unit Pass Through Trust, 6.850%, 6/01/2034(b)(c)	3,425,255
30,430,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	31,559,562
4,491,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	5,745,600
13,025,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	16,054,764
9,007,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	11,877,449
3,892,330	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A(b)(c)	4,099,913

		101,460,048

	Finance Companies — 3.7%
18,830,000	International Lease Finance Corp., 4.625%, 4/15/2021	20,007,140
62,425(††)	Navient Corp., 6.000%, 12/15/2043	1,496,275
5,615,000	Navient Corp., MTN, 6.125%, 3/25/2024	5,789,065
90,196,000	Navient LLC, 5.500%, 1/25/2023	91,323,450
3,280,000	Navient LLC, MTN, 7.250%, 1/25/2022	3,587,500
22,116,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033(b)(c)	19,092,743
14,625,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	15,356,250
16,717,000	Springleaf Finance Corp., 5.250%, 12/15/2019	17,402,397
31,883,000	Springleaf Finance Corp., 7.750%, 10/01/2021	36,018,225
16,599,000	Springleaf Finance Corp., 8.250%, 10/01/2023	18,839,865

		228,912,910

	Government Guaranteed — 0.1%
4,000,000	Japan Bank for International Cooperation (Japan), 2.300%, 3/19/2018, (CAD)	3,215,708

	Government Owned – No Guarantee — 0.8%
3,720,000	Abu Dhabi National Energy Co. PJSC, 6.500%, 10/27/2036, 144A	4,705,651
12,575,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	14,905,437

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Government Owned – No Guarantee — continued
$17,435,000	Petrobras Global Finance BV, 4.375%, 5/20/2023	$17,234,497
11,555,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	10,312,838
1,000,000	Telekom Malaysia Berhad, 7.875%, 8/01/2025, 144A	1,296,680

		48,455,103

	Health Insurance — 0.0%
1,261,000	Cigna Corp., 7.875%, 5/15/2027	1,733,672

	Healthcare — 0.7%
7,692,000	Boston Scientific Corp., 6.000%, 1/15/2020	8,339,782
7,374,000	Covidien International Finance S.A., 6.000%, 10/15/2017	7,384,580
9,385,000	HCA, Inc., 4.500%, 2/15/2027	9,596,162
4,806,000	HCA, Inc., 7.050%, 12/01/2027	5,418,765
1,592,000	HCA, Inc., 7.500%, 11/06/2033	1,806,920
1,295,000	HCA, Inc., 7.690%, 6/15/2025	1,505,438
2,480,000	HCA, Inc., MTN, 7.580%, 9/15/2025	2,864,400
3,068,000	HCA, Inc., MTN, 7.750%, 7/15/2036	3,489,850
4,785,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	4,186,875

		44,592,772

	Home Construction — 0.2%
3,990,000	PulteGroup, Inc., 6.000%, 2/15/2035	4,159,575
3,567,000	PulteGroup, Inc., 6.375%, 5/15/2033	3,870,195
1,615,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	1,728,050

		9,757,820

	Independent Energy — 2.0%
29,185,000	California Resources Corp., 8.000%, 12/15/2022, 144A	18,970,250
7,335,000	Continental Resources, Inc., 3.800%, 6/01/2024	7,078,275
60,038,000	EQT Corp., 6.500%, 4/01/2018	61,308,427
9,787,000	EQT Corp., 8.125%, 6/01/2019	10,739,408
29,027,000	Noble Energy, Inc., 3.900%, 11/15/2024	29,717,071
400,000	QEP Resources, Inc., 5.250%, 5/01/2023	389,000
60,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	58,981

		128,261,412

	Integrated Energy — 0.1%
7,700,000	Reliance Holdings USA, Inc., 5.400%, 2/14/2022, 144A	8,460,746

	Life Insurance — 1.8%
1,475,000	American International Group, Inc., 4.875%, 6/01/2022	1,620,192
600,000	AXA S.A., EMTN, (fixed rate to 10/16/2019, variable rate thereafter), 6.772%, (GBP)(b)(c)(e)	881,988
5,900,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)(b)(c)	7,796,895
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A(b)(c)	17,137,558
9,063,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	11,605,901
26,914,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(b)(c)	44,667,964
6,440,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(b)(c)	7,904,228
2,872,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	3,476,144

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Life Insurance — continued
$14,489,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	$19,851,412

		114,942,282

	Local Authorities — 2.4%
37,829,000	New South Wales Treasury Corp., 3.500%, 3/20/2019, (AUD)	30,323,050
152,895,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	121,641,749
489,000	Province of Nova Scotia, 6.600%, 6/01/2027, (CAD)	514,482

		152,479,281

	Lodging — 0.9%
52,516,000	Choice Hotels International, Inc., 5.700%, 8/28/2020	56,979,860

	Media Entertainment — 0.4%
4,482,000	21st Century Fox America, Inc., 8.150%, 10/17/2036	6,627,620
358,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	15,493,693
5,000,000	iHeartCommunications, Inc., 9.000%, 3/01/2021	3,550,000
1,082,000	R.R. Donnelley & Sons Co., 6.500%, 11/15/2023	1,049,540

		26,720,853

	Metals & Mining — 1.8%
1,689,997	1839688 Alberta ULC, PIK, 14.000%, 2/13/2020(a)(c)(f)(g)(h)	676
430,000	ArcelorMittal, 6.000%, 3/01/2021	471,925
4,085,000	ArcelorMittal, 6.750%, 2/25/2022	4,682,431
47,920,000	ArcelorMittal, 7.250%, 3/01/2041	56,725,300
19,365,000	ArcelorMittal, 7.500%, 10/15/2039	23,238,000
15,701,000	Freeport-McMoRan, Inc., 6.500%, 11/15/2020	16,062,123
4,612,000	United States Steel Corp., 6.650%, 6/01/2037	4,427,520
3,655,000	Vale Overseas Ltd., 6.875%, 11/21/2036	4,184,975
4,893,000	Worthington Industries, Inc., 6.500%, 4/15/2020	5,366,731

		115,159,681

	Midstream — 2.6%
650,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	682,500
525,000	Energy Transfer LP/Regency Energy Finance Corp., 4.500%, 11/01/2023	550,164
3,328,000	Florida Gas Transmission Co. LLC, 7.900%, 5/15/2019, 144A	3,616,575
14,300,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	15,442,613
14,660,000	Kinder Morgan Energy Partners LP, 3.500%, 9/01/2023	14,820,529
3,105,000	Kinder Morgan Energy Partners LP, 5.300%, 9/15/2020	3,348,265
7,461,000	Kinder Morgan Energy Partners LP, 5.800%, 3/01/2021	8,164,768
85,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	105,825
31,311,000	ONEOK Partners LP, 4.900%, 3/15/2025	33,486,040
9,899,000	Panhandle Eastern Pipe Line Co. LP, 6.200%, 11/01/2017	9,932,074
47,594,000	Panhandle Eastern Pipe Line Co. LP, 7.000%, 6/15/2018	49,216,382
1,404,000	Panhandle Eastern Pipe Line Co. LP, 8.125%, 6/01/2019	1,528,905
225,000	Plains All American Pipeline LP / PAA Finance Corp., 2.850%, 1/31/2023	216,252
15,683,000	Plains All American Pipeline LP/PAA Finance Corp., 6.500%, 5/01/2018	16,060,783
8,405,000	Williams Partners LP, 3.350%, 8/15/2022	8,531,125

		165,702,800

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Mortgage Related — 0.0%
$16,925	FHLMC, 5.000%, 12/01/2031	$18,456
2,656	FNMA, 6.000%, 7/01/2029	3,014

		21,470

	Natural Gas — 0.1%
3,314,000	NiSource Finance Corp., 6.800%, 1/15/2019	3,513,698

	Non-Agency Commercial Mortgage-Backed Securities — 0.5%
5,496,584	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)	4,393,919
27,000,000	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A2, 2.616%, 7/12/2047, 144A, (CAD)	21,555,424
2,125,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.813%, 3/15/2044, 144A(k)	1,971,368

		27,920,711

	Oil Field Services — 0.1%
5,000,000	Nabors Industries, Inc., 5.100%, 9/15/2023	4,812,300

	Paper — 1.4%
363,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	504,308
7,049,000	International Paper Co., 8.700%, 6/15/2038	10,525,312
5,270,000	WestRock MWV LLC, 7.550%, 3/01/2047(b)(c)	7,298,604
4,273,000	WestRock MWV LLC, 8.200%, 1/15/2030	5,986,943
26,007,000	Weyerhaeuser Co., 6.875%, 12/15/2033	33,710,755
7,374,000	Weyerhaeuser Co., 7.375%, 10/01/2019	8,141,105
13,539,000	Weyerhaeuser Co., 7.375%, 3/15/2032	18,781,920

		84,948,947

	Property & Casualty Insurance — 0.1%
2,740,000	Fidelity National Financial, Inc., 5.500%, 9/01/2022	3,003,964
1,889,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 12.564%, 1/15/2033, 144A(d)(i)	906,720
2,212,000	XLIT Ltd., 6.250%, 5/15/2027	2,620,090

		6,530,774

	Railroads — 0.2%
9,787,000	Canadian Pacific Railway Co., 7.250%, 5/15/2019	10,605,830
237,000	Missouri Pacific Railroad Co., 4.750%, 1/01/2030(b)(c)	229,951
1,701,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)(c)	1,639,699
191,000	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(b)(c)	190,180

		12,665,660

	REITs – Health Care — 0.1%
5,972,000	Welltower, Inc., 6.500%, 3/15/2041	7,560,811

	REITs – Single Tenant — 0.6%
8,690,000	Realty Income Corp., 5.750%, 1/15/2021	9,526,189
22,701,000	Realty Income Corp., 6.750%, 8/15/2019	24,632,902

		34,159,091

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Restaurants — 0.2%
$10,320,000	Darden Restaurants, Inc., 6.000%, 8/15/2035	$11,843,369

	Retailers — 0.6%
1,255,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022	1,300,494
254,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	255,270
5,979,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	4,230,143
5,446,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	3,744,125
10,467,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	11,036,767
8,064,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	9,424,756
3,755,000	PVH Corp., 7.750%, 11/15/2023	4,534,162

		34,525,717

	Supermarkets — 0.5%
4,510,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./ Albertson’s LLC, 6.625%, 6/15/2024	4,211,212
1,120,000	Koninklijke Ahold Delhaize NV, 5.700%, 10/01/2040	1,287,366
6,735,000	New Albertson’s, Inc., 7.450%, 8/01/2029	5,219,625
7,735,000	New Albertson’s, Inc., 8.000%, 5/01/2031	6,187,459
989,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	761,530
17,290,000	SUPERVALU, Inc., 6.750%, 6/01/2021	16,382,275

		34,049,467

	Supranational — 0.3%
9,640,000	European Investment Bank, MTN, 6.000%, 8/06/2020, (AUD)	8,312,770
12,982,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	9,450,472

		17,763,242

	Technology — 0.3%
16,735,000	KLA-Tencor Corp., 5.650%, 11/01/2034	18,988,566
1,551,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	1,831,762

		20,820,328

	Treasuries — 29.7%
132,000,000	Canadian Government International Bond, 0.750%, 9/01/2020, (CAD)	103,236,642
209,501,000	Canadian Government International Bond, 1.250%, 9/01/2018, (CAD)	167,704,900
61,795,000	Canadian Government International Bond, 1.750%, 9/01/2019, (CAD)	49,722,751
391,985,000	Iceland Government International Bond, 7.250%, 10/26/2022, (ISK)	3,316,679
1,195,394,000	Iceland Government International Bond, 8.750%, 2/26/2019, (ISK)	9,748,484
2,755,000(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	16,034,372
2,965,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	16,994,612
7,555,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	44,148,416
1,925,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	11,869,988
23,970,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	155,857,652
36,850,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	27,777,384
109,763,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	79,977,847
290,574,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	40,186,809
416,760,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	55,670,910
43,590,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	13,940,707
23,848,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	8,190,086
236,325,000	U.S. Treasury Note, 0.625%, 6/30/2018	235,171,070

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — continued
$125,000,000	U.S. Treasury Note, 0.750%, 1/31/2018	$124,827,424
205,000,000	U.S. Treasury Note, 0.750%, 8/31/2018	203,878,906
350,000,000	U.S. Treasury Note, 0.750%, 9/30/2018	347,880,859
150,000,000	U.S. Treasury Note, 1.250%, 6/30/2019	149,472,657

		1,865,609,155

	Wireless — 0.7%
559,910,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	29,246,611
58,200,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	2,968,270
6,373,000	Sprint Capital Corp., 6.875%, 11/15/2028	7,137,760
612,000	Sprint Capital Corp., 8.750%, 3/15/2032	782,595
1,609,000	Sprint Communications, Inc., 6.000%, 11/15/2022	1,722,467
985,000	Sprint Corp., 7.125%, 6/15/2024	1,108,125

		42,965,828

	Wirelines — 4.2%
33,710,000	AT&T, Inc., 2.625%, 12/01/2022	33,406,055
26,815,000	AT&T, Inc., 3.000%, 2/15/2022	27,098,498
406,000	Bell Canada, Inc., MTN, 7.300%, 2/23/2032, (CAD)	432,841
2,936,000	BellSouth Telecommunications LLC, 5.850%, 11/15/2045	3,103,058
2,710,000	CenturyLink, Inc., 6.450%, 6/15/2021	2,819,836
670,000	CenturyLink, Inc., 7.650%, 3/15/2042	584,575
4,990,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	4,821,276
4,508,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	3,989,580
195,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	191,552
24,103,000	Embarq Corp., 7.995%, 6/01/2036	24,464,545
265,000	Frontier Communications Corp., 7.875%, 1/15/2027	190,800
1,365,000	Frontier Communications Corp., 9.000%, 8/15/2031	1,061,287
5,200,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)(f)	443,301
8,450,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)(f)	3,395,600
18,850,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)(f)	7,574,800
2,755,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	2,632,623
4,370,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	4,549,301
3,469,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	3,221,834
12,308,000	Qwest Corp., 6.875%, 9/15/2033	12,044,688
9,077,000	Qwest Corp., 7.250%, 9/15/2025	10,043,760
9,474,000	Qwest Corp., 7.250%, 10/15/2035	9,477,245
2,490,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	2,754,562
5,775,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	6,648,469
4,100,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	6,387,860
9,100,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	14,582,847
54,665,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	46,436,882
32,509,000	Verizon Communications, Inc., 2.450%, 11/01/2022	32,261,090

		264,618,765

	Total Non-Convertible Bonds (Identified Cost $4,953,560,871)	4,929,609,235

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Convertible Bonds — 2.5%
	Finance Companies — 0.1%
$3,905,000	Euronet Worldwide, Inc., 1.500%, 10/01/2044	$5,281,513

	Property & Casualty Insurance — 1.0%
46,995,000	Old Republic International Corp., 3.750%, 3/15/2018	60,094,856

	Technology — 1.4%
11,515,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	35,192,719
347,852	Liberty Interactive LLC, 3.500%, 1/15/2031	348,607
46,000,000	Priceline Group, Inc. (The), 0.900%, 9/15/2021	52,785,000

		88,326,326

	Total Convertible Bonds (Identified Cost $107,078,617)	153,702,695

Municipals — 0.3%
	Illinois — 0.1%
9,150,000	State of Illinois, 5.100%, 6/01/2033	9,253,395

	Michigan — 0.0%
2,195,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	2,167,475

	Virginia — 0.2%
10,740,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	9,824,844

	Total Municipals (Identified Cost $19,911,543)	21,245,714

	Total Bonds and Notes (Identified Cost $5,080,551,031)	5,104,557,644

Shares
Common Stocks — 0.8%
	Automobiles — 0.8%
4,063,816	Ford Motor Co. (Identified Cost $34,826,997)	48,643,878

Preferred Stocks — 0.0%
	Midstream — 0.0%
43,031	Chesapeake Energy Corp., 5.000% (Identified Cost $3,673,619)	2,490,419

Principal Amount (‡)
Short-Term Investments — 18.1%
$30,025,000	Federal Home Loan Bank Discount Notes, 1.060%, 01/19/2018(j)	29,926,818
131,270,000	Federal National Mortgage Association Discount Notes, 1.040%, 10/30/2017(j)	131,168,922

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — (continued)
$50,000,000	Federal National Mortgage Association Discount Notes, 1.040%, 11/08/2017(j)	$49,948,600
384,252,583	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $384,263,471 on 10/02/2017 collateralized by $75,000,000 Federal National Mortgage Association, 1.750% due 1/17/2020 valued at $75,276,150; $80,000,000 U.S. Treasury Bond, 8.500% due 2/15/2020 valued at $94,000,720; $16,810,000 U.S. Treasury Inflation Note, 0.125% due 4/15/2020 valued at $17,691,130; $139,000,000 U.S. Treasury Note, 3.375% due 11/15/2019 valued at $146,289,716; $50,000,000 U.S. Treasury Note, 3.625% due 2/15/2020 valued at $52,697,650; $5,980,000 U.S. Treasury Note, 1.250% due 10/31/2019 valued at $5,985,167 including accrued interest (Note 2 of Notes to Financial Statements)	384,252,583
168,730,000	U.S. Treasury Bills, 1.020%, 10/12/2017(j)	168,686,679
100,000,000	U.S. Treasury Bills, 1.015%, 11/09/2017(j)	99,898,699
250,000,000	U.S. Treasury Bills, 1.020%, 11/30/2017(j)	249,594,700
22,915,000	U.S. Treasury Cash Management Bills, 1.025%, 01/02/2018 (j)	22,854,683

	Total Short-Term Investments (Identified Cost $1,136,282,251)	1,136,331,684

	Total Investments — 100.3% (Identified Cost $6,255,333,898)	6,292,023,625
	Other assets less liabilities — (0.3)%	(17,444,162)

	Net Assets — 100.0%	$6,274,579,463

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(b)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2017, the value of these securities amounted to $174,709,343 or 2.8% of net assets. See Note 2 of Notes to Financial Statements.
(c)	Illiquid security. (Unaudited)
(d)	Variable rate security. Rate as of September 30, 2017 is disclosed.
(e)	Perpetual bond with no specified maturity date.
(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(g)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal.
(h)	Fair valued by the Fund’s adviser. At September 30, 2017, the value of this security amounted to $676 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(i)	Non-income producing security.
(j)	Interest rate represents discount rate at time of purchase; not a coupon rate.

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Investment Grade Bond Fund – (continued)

(k)	Variable rate security. The interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of September 30, 2017 is disclosed.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the value of Rule 144A holdings amounted to $577,583,935 or 9.2% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
PJSC	Private Joint-Stock Company
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2017

Treasuries	29.7%
Banking	8.5
Wirelines	4.2
Finance Companies	3.8
Midstream	2.6
Local Authorities	2.4
Independent Energy	2.0
Airlines	2.0
Other Investments, less than 2% each	27.0
Short-Term Investments	18.1

Total Investments	100.3
Other assets less liabilities	(0.3)

Net Assets	100.0%

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Strategic Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 67.7% of Net Assets
Non-Convertible Bonds — 62.2%
	ABS Other — 0.3%
$21,078,881	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(a)(b)(c)	$14,544,428
8,337,617	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(a)(b)(c)	2,402,901
42,000,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, 0.000%, 1/05/2030, 144A(a)(b)(c)(d)	—
11,238,245	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(b)(e)	10,835,373

		27,782,702

	Aerospace & Defense — 1.1%
620,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	474,534
10,225,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	9,716,000
3,145,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	3,406,035
22,548,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	25,479,240
20,755,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	25,372,987
5,310,000	Textron Financial Corp., 3-month LIBOR + 1.735%, 3.050%, 2/15/2067, 144A(f)	4,646,250
24,513,000	TransDigm, Inc., 6.500%, 7/15/2024	25,309,673
17,765,000	TransDigm, Inc., 6.500%, 5/15/2025	18,297,950

		112,702,669

	Airlines — 2.7%
130,040,000	American Airlines Group, Inc., 5.500%, 10/01/2019, 144A	136,216,900
11,695,210	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027	12,193,542
175,117	Continental Airlines Pass Through Certificates, Series 1999-1, Class B, 6.795%, 2/02/2020	180,370
2,366,465	Continental Airlines Pass Through Certificates, Series 2012-1, Class B, 6.250%, 10/11/2021	2,496,620
2,231,854	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	2,339,117
21,015,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	21,461,569
930	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021(a)	923
326,033	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	345,595
474,975	Northwest Airlines, Inc., Series 2002-1, Class G2, (MBIA insured), 6.264%, 5/20/2023	505,848
34,032,343	US Airways Pass Through Trust, Series 2011-1B, Class B, 9.750%, 4/22/2020	36,804,618
5,218,799	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	5,662,397
48,950,000	Virgin Australia Holdings Ltd., 8.500%, 11/15/2019, 144A	51,519,875

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Airlines — continued
$2,602,896	Virgin Australia Pass Through Certificates, Series 2013-1B, 6.000%, 4/23/2022, 144A	$2,700,192
3,331,929	Virgin Australia Pass Through Certificates, Series 2013-1C, 7.125%, 10/23/2018, 144A	3,430,987

		275,858,553

	Automotive — 0.3%
1,220,000	Ford Motor Co., 6.625%, 2/15/2028	1,446,639
1,345,000	Ford Motor Co., 7.500%, 8/01/2026	1,651,869
4,977,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	5,561,798
26,055,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	26,380,687

		35,040,993

	Banking — 4.5%
6,000,000	Ally Financial, Inc., 8.000%, 11/01/2031	7,739,400
265,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	277,239
1,500,000	Bank of America Corp., Series K, (fixed rate to 1/30/2018, variable rate thereafter), 8.000%(g)	1,521,450
7,045,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	7,301,974
10,000,000	Bank of Nova Scotia (The), 2.462%, 3/14/2019, (CAD)	8,076,458
36,445,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	27,421,634
3,450,000	Cooperatieve Rabobank UA, 3.950%, 11/09/2022	3,620,724
25,000,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	20,654,378
19,245,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	19,564,527
45,620,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	33,433,114
800,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	935,328
36,195,000	Morgan Stanley, 4.350%, 9/08/2026	37,892,830
35,325,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	28,371,251
185,000,000	Morgan Stanley, 5.000%, 9/30/2021, (AUD)	154,704,556
46,735,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	48,867,469
10,000,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	11,986,432
53,095,000	Morgan Stanley, Series MPLE, 3.125%, 8/05/2021, (CAD)	43,338,541

		455,707,305

	Brokerage — 1.1%
3,325,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	3,341,625
1,675,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.250%, 8/15/2024, 144A	1,679,187
22,540,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.500%, 4/15/2021, 144A	23,328,900
43,025,000	Jefferies Group LLC, 5.125%, 1/20/2023	46,995,341
20,010,000	Jefferies Group LLC, 6.250%, 1/15/2036	22,205,772
15,215,000	Jefferies Group LLC, 6.450%, 6/08/2027	17,617,157

		115,167,982

	Building Materials — 0.4%
15,181,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	15,396,570
1,859,000	Masco Corp., 6.500%, 8/15/2032	2,216,842
195,000	Masco Corp., 7.125%, 3/15/2020	216,450
1,226,000	Masco Corp., 7.750%, 8/01/2029	1,614,390

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Building Materials — continued
$2,000,000	NCI Building Systems, Inc., 8.250%, 1/15/2023, 144A	$2,145,000
10,800,000	Owens Corning, 7.000%, 12/01/2036	13,970,547

		35,559,799

	Cable Satellite — 0.9%
850,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	885,062
975,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025, 144A	1,010,461
3,315,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	3,443,456
4,360,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027, 144A	4,567,100
17,679,000	DISH DBS Corp., 5.875%, 11/15/2024	18,529,802
25,270,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	21,571,497
4,835,000	Time Warner Cable LLC, 4.500%, 9/15/2042	4,582,355
135,000	Time Warner Cable LLC, 5.875%, 11/15/2040	148,144
11,275,000	Videotron Ltd., 5.625%, 6/15/2025, 144A, (CAD)	9,680,099
7,000,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	7,358,750
20,300,000	VTR Finance BV, 6.875%, 1/15/2024, 144A	21,495,670

		93,272,396

	Chemicals — 2.0%
19,810,000	Aruba Investments, Inc., 8.750%, 2/15/2023, 144A	20,255,725
6,605,000	Chemours Co. (The), 6.625%, 5/15/2023	7,026,069
33,788,000	Consolidated Energy Finance S.A., 6.750%, 10/15/2019, 144A	34,379,290
20,000,000	Eco Services Operations LLC/Eco Finance Corp., 8.500%, 11/01/2022, 144A	20,850,000
26,164,000	Hexion, Inc., 7.875%, 2/15/2023(a)(b)(c)	13,343,640
8,757,000	Hexion, Inc., 9.200%, 3/15/2021(a)(b)(c)	4,728,780
16,660,000	Hexion, Inc./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	11,016,425
90,205,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	92,911,150
885,000	TPC Group, Inc., 8.750%, 12/15/2020, 144A	858,450

		205,369,529

	Construction Machinery — 0.1%
840,000	Komatsu Mining Corp., 6.625%, 11/15/2036	1,118,569
1,310,000	United Rentals North America, Inc., 4.875%, 1/15/2028	1,316,550
5,105,000	United Rentals North America, Inc., 5.750%, 11/15/2024	5,417,682
1,979,000	United Rentals North America, Inc., 7.625%, 4/15/2022	2,059,743

		9,912,544

	Consumer Cyclical Services — 0.1%
670,000	ServiceMaster Co. LLC (The), 7.100%, 3/01/2018	680,050
5,500,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	6,008,750

		6,688,800

	Consumer Products — 0.1%
11,880,000	Avon Products, Inc., 8.950%, 3/15/2043	9,979,200

	Diversified Manufacturing — 0.4%
57,000,000	General Electric Co., GMTN, 4.250%, 1/17/2018, (NZD)	41,392,403

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Electric — 1.4%
$5,093,000	AES Corp. (The), 4.875%, 5/15/2023	$5,245,790
9,505,000	AES Corp. (The), 5.500%, 3/15/2024	9,897,081
10,185,000	AES Corp. (The), 5.500%, 4/15/2025	10,712,889
34,852,340	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	39,272,412
47,979,300	Bruce Mansfield Unit Pass Through Trust, 6.850%, 6/01/2034(b)(e)	20,620,544
6,145,000	Dynegy, Inc., 7.625%, 11/01/2024	6,367,756
11,255,000	Dynegy, Inc., 8.125%, 1/30/2026, 144A	11,592,650
29,959,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	31,071,078
3,570,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	4,567,311

		139,347,511

	Finance Companies — 2.8%
4,095,000	iStar, Inc., 4.875%, 7/01/2018	4,146,597
14,060,000	iStar, Inc., 5.000%, 7/01/2019	14,244,538
2,260,000	Navient Corp., 5.875%, 10/25/2024	2,293,900
109,950(††)	Navient Corp., 6.000%, 12/15/2043	2,635,410
30,265,000	Navient Corp., MTN, 6.125%, 3/25/2024	31,203,215
22,945,000	Navient LLC, 5.500%, 1/25/2023	23,231,812
7,780,000	Navient LLC, MTN, 5.500%, 1/15/2019	8,039,696
6,490,000	Navient LLC, MTN, 7.250%, 1/25/2022	7,098,438
50,910,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033(b)(e)	43,950,603
46,475,000	Springleaf Finance Corp., 5.250%, 12/15/2019	48,380,475
34,265,000	Springleaf Finance Corp., 7.750%, 10/01/2021	38,709,170
55,015,000	Springleaf Finance Corp., 8.250%, 10/01/2023	62,442,025

		286,375,879

	Food & Beverage — 0.1%
4,880,000	Shearer’s Foods LLC/Chip Finance Corp., 9.000%, 11/01/2019, 144A	5,008,100

	Government Owned – No Guarantee — 0.7%
22,160,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	26,266,758
21,145,000	Petrobras Global Finance BV, 4.375%, 5/20/2023	20,901,833
30,955,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	27,627,337

		74,795,928

	Healthcare — 2.7%
260,000	CHS/Community Health Systems, Inc., 5.125%, 8/01/2021	256,750
28,815,000	CHS/Community Health Systems, Inc., 6.875%, 2/01/2022	22,619,775
40,686,000	HCA, Inc., 5.875%, 5/01/2023	44,246,025
14,620,000	HCA, Inc., 7.050%, 12/01/2027	16,484,050
20,447,000	HCA, Inc., 7.500%, 12/15/2023	23,820,755
24,215,000	HCA, Inc., 7.500%, 11/06/2033	27,484,025
14,056,000	HCA, Inc., 7.690%, 6/15/2025	16,340,100
32,745,000	HCA, Inc., 8.360%, 4/15/2024	39,294,000
10,815,000	HCA, Inc., MTN, 7.580%, 9/15/2025	12,491,325
9,492,000	HCA, Inc., MTN, 7.750%, 7/15/2036	10,797,150
1,465,000	Kindred Healthcare, Inc., 8.750%, 1/15/2023	1,365,966
955,000	Tenet Healthcare Corp., 4.375%, 10/01/2021	968,131
7,685,000	Tenet Healthcare Corp., 5.125%, 5/01/2025, 144A	7,579,332

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Healthcare — continued
$25,780,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	$24,748,800
33,959,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	29,714,125
1,015,000	Tenet Healthcare Corp., 7.500%, 1/01/2022, 144A	1,074,631
990,000	Tenet Healthcare Corp., 8.125%, 4/01/2022	1,007,325

		280,292,265

	Home Construction — 0.9%
3,075,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	3,198,000
13,360,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021(b)(e)	12,008,235
47,260,000	PulteGroup, Inc., 6.000%, 2/15/2035	49,268,550
13,190,000	PulteGroup, Inc., 6.375%, 5/15/2033	14,311,150
10,305,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.375%, 6/15/2019	10,523,981
195,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	208,650

		89,518,566

	Independent Energy — 3.2%
595,000	Anadarko Petroleum Corp., 3.450%, 7/15/2024	590,484
540,000	Anadarko Petroleum Corp., 4.500%, 7/15/2044	513,936
4,810,000	Antero Resources Corp., 5.625%, 6/01/2023	5,014,425
28,825,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	30,914,812
8,145,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	7,595,213
8,225,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	7,464,188
15,000,000	Bellatrix Exploration Ltd., 8.500%, 5/15/2020, 144A	13,700,550
8,645,000	California Resources Corp., 5.500%, 9/15/2021	4,603,463
1,188,000	California Resources Corp., 6.000%, 11/15/2024	540,540
50,620,000	California Resources Corp., 8.000%, 12/15/2022, 144A	32,903,000
1,310,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	1,218,300
55,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	56,650
21,335,000	Chesapeake Energy Corp., 8.000%, 1/15/2025, 144A	21,548,350
37,475,000	Chesapeake Energy Corp., 8.000%, 6/15/2027, 144A	37,100,250
15,215,000	Continental Resources, Inc., 3.800%, 6/01/2024	14,682,475
5,450,000	Continental Resources, Inc., 4.500%, 4/15/2023	5,463,625
550,000	Continental Resources, Inc., 5.000%, 9/15/2022	558,938
19,290,000	Eclipse Resources Corp., 8.875%, 7/15/2023	19,627,575
6,475,000	Halcon Resources Corp., 6.750%, 2/15/2025, 144A	6,701,625
180,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	157,050
4,515,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	3,871,613
1,022,000	Noble Energy, Inc., 5.625%, 5/01/2021	1,052,496
1,065,000	Oasis Petroleum, Inc., 6.875%, 1/15/2023	1,080,975
7,170,000	Pan American Energy LLC/Argentine Branch, 7.875%, 5/07/2021, 144A	7,737,649
2,055,000	QEP Resources, Inc., 5.250%, 5/01/2023	1,998,488
17,187,000	Rex Energy Corp., (Step to 8.000% on 10/01/2017), 1.000%, 10/01/2020(h)	8,593,500
2,565,000	Rice Energy, Inc., 6.250%, 5/01/2022	2,680,425
1,735,000	RSP Permian, Inc., 6.625%, 10/01/2022	1,819,581
17,908,000	Sanchez Energy Corp., 6.125%, 1/15/2023	15,311,340
9,520,000	Sanchez Energy Corp., 7.750%, 6/15/2021	9,020,200
8,241,000	SM Energy Co., 5.000%, 1/15/2024	7,767,142

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$21,280,000	SM Energy Co., 6.125%, 11/15/2022	$21,333,200
801,000	SM Energy Co., 6.500%, 11/15/2021	809,010
2,522,000	SM Energy Co., 6.500%, 1/01/2023	2,540,915
1,110,000	Southwestern Energy Co., 6.700%, 1/23/2025	1,126,650
10,845,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	10,848,253
21,520,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	21,143,400
945,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	928,944

		330,619,230

	Life Insurance — 0.6%
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A(b)(e)	17,137,558
1,225,000	Genworth Holdings, Inc., 3-month LIBOR + 2.003%, 3.318%, 11/15/2066(f)	569,625
20,000,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(b)(e)	33,193,107
8,920,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(b)(e)	10,948,091

		61,848,381

	Local Authorities — 1.4%
95,480,000	New South Wales Treasury Corp., 4.000%, 4/08/2021, (AUD)	79,066,496
82,840,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	65,906,684

		144,973,180

	Media Entertainment — 1.2%
111,590,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	4,829,445
64,250,000	iHeartCommunications, Inc., 9.000%, 3/01/2021	45,617,500
33,370,000	iHeartCommunications, Inc., 9.000%, 9/15/2022	23,525,850
7,180,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.250%, 2/15/2022	7,422,325
17,950,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875%, 3/15/2025	18,802,625
16,200,000	R.R. Donnelley & Sons Co., 6.000%, 4/01/2024	15,126,750
1,445,000	R.R. Donnelley & Sons Co., 6.500%, 11/15/2023	1,401,650
283,000	R.R. Donnelley & Sons Co., 7.000%, 2/15/2022	291,490
5,925,000	R.R. Donnelley & Sons Co., 7.875%, 3/15/2021	6,250,875

		123,268,510

	Metals & Mining — 1.7%
8,202,122	1839688 Alberta ULC, PIK, 14.000%, 2/13/2020(a)(b)(c)(i)(j)	3,281
2,000,000	AK Steel Corp., 7.625%, 10/01/2021	2,080,000
25,271,000	ArcelorMittal, 7.250%, 3/01/2041	29,914,546
8,705,000	Barrick North America Finance LLC, 5.750%, 5/01/2043	10,539,362
12,315,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	12,607,481
1,810,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,850,725
2,690,000	Freeport-McMoRan, Inc., 3.550%, 3/01/2022	2,648,816
14,645,000	Lundin Mining Corp., 7.500%, 11/01/2020, 144A	15,230,800
51,000,000	Lundin Mining Corp., 7.875%, 11/01/2022, 144A	55,462,500
2,431,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	2,522,162
16,135,000	Russel Metals, Inc., 6.000%, 4/19/2022, 144A, (CAD)	13,319,215
11,719,000	United States Steel Corp., 6.650%, 6/01/2037	11,250,240
2,655,000	United States Steel Corp., 7.375%, 4/01/2020	2,893,950

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Metals & Mining — continued
$10,000,000	Worthington Industries, Inc., 6.500%, 4/15/2020	$10,968,180

		171,291,258

	Midstream — 0.3%
8,935,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	9,648,933
13,327,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	12,394,110
882,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	882,000
7,870,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	7,830,650
505,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	628,725
3,185,492	Transportadora de Gas del Sur S.A., 9.625%, 5/14/2020, 144A	3,446,829

		34,831,247

	Non-Agency Commercial Mortgage-Backed Securities — 0.2%
11,502,831	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.780%, 8/10/2045(p)	11,747,891
10,088,274	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)	8,064,474

		19,812,365

	Oil Field Services — 1.9%
14,840,000	FTS International, Inc., 6.250%, 5/01/2022	13,602,047
7,120,000	Global Marine, Inc., 7.000%, 6/01/2028	7,191,200
12,610,000	Noble Holding International Ltd., 7.750%, 1/15/2024	11,191,375
18,385,000	Pioneer Energy Services Corp., 6.125%, 3/15/2022	15,535,325
12,020,000	Precision Drilling Corp., 5.250%, 11/15/2024	11,058,400
594,000	Precision Drilling Corp., 6.500%, 12/15/2021	601,425
1,548,586	Precision Drilling Corp., 6.625%, 11/15/2020	1,554,393
84,744,750	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	88,770,126
39,300,000	Transocean, Inc., 5.800%, 10/15/2022	38,612,250
4,800,000	Transocean, Inc., 6.800%, 3/15/2038	3,912,000

		192,028,541

	Packaging — 0.0%
1,705,000	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 5/01/2022, 144A	1,768,938

	Paper — 0.4%
15,225,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	21,151,757
4,865,000	WestRock MWV LLC, 7.950%, 2/15/2031	6,760,595
8,750,000	WestRock MWV LLC, 8.200%, 1/15/2030	12,259,712
2,840,000	Weyerhaeuser Co., 6.950%, 10/01/2027	3,549,311

		43,721,375

	Property & Casualty Insurance — 0.2%
12,510,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 12.564%, 1/15/2033, 144A(d)(f)	6,004,800
3,000,000	Sirius International Group Ltd., (fixed rate to 10/25/2017, variable rate thereafter), 4.535%, 144A(g)	2,997,000
17,870,000	XL Group PLC, 3-month LIBOR + 2.458%, 3.761%(f)(g)	16,291,543

		25,293,343

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Railroads — 0.0%
$1,153,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)(e)	$1,111,448

	Retailers — 1.1%
3,325,000	Dillard’s, Inc., 7.000%, 12/01/2028	3,669,836
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,738,590
9,320,000	Foot Locker, Inc., 8.500%, 1/15/2022	10,881,100
830,000	J.C. Penney Corp., Inc., 5.650%, 6/01/2020	815,475
1,968,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	1,977,840
27,224,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	19,260,980
2,510,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	1,725,625
2,710,000	J.C. Penney Corp., Inc., 8.125%, 10/01/2019	2,892,925
12,275,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	12,943,185
6,365,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	7,439,059
3,765,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	602,400
23,460,000	TRU Taj LLC/TRU Taj Finance, Inc., 11.000%, 1/22/2019, 144A(a)	24,046,500
22,871,000	TRU Taj LLC/TRU Taj Finance, Inc., 12.000%, 8/15/2021, 144A	21,798,922

		109,792,437

	Supermarkets — 1.8%
1,720,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.750%, 3/15/2025	1,513,600
4,555,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625%, 6/15/2024	4,253,231
87,905,000	New Albertson’s, Inc., 7.450%, 8/01/2029	68,126,375
25,595,000	New Albertson’s, Inc., 7.750%, 6/15/2026	21,014,007
29,315,000	New Albertson’s, Inc., 8.000%, 5/01/2031	23,449,948
9,390,000	New Albertson’s, Inc., 8.700%, 5/01/2030	7,746,750
17,557,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	13,518,890
2,290,000	Safeway, Inc., 7.250%, 2/01/2031	1,969,400
34,580,000	SUPERVALU, Inc., 6.750%, 6/01/2021	32,764,550
12,295,000	SUPERVALU, Inc., 7.750%, 11/15/2022	11,526,563

		185,883,314

	Supranational — 0.2%
24,450,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	17,798,801

	Technology — 1.0%
4,537,000	Advanced Micro Devices, Inc., 7.000%, 7/01/2024	4,797,878
17,060,000	Amkor Technology, Inc., 6.375%, 10/01/2022	17,623,833
56,340,000	KLA-Tencor Corp., 4.650%, 11/01/2024	61,033,886
15,170,000	KLA-Tencor Corp., 5.650%, 11/01/2034	17,212,820
165,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	194,868

		100,863,285

	Transportation Services — 0.1%
10,503,000	APL Ltd., 8.000%, 1/15/2024(b)(e)	9,951,593

	Treasuries — 19.1%
312,000,000	Canadian Government International Bond, 0.750%, 9/01/2020, (CAD)	244,013,881
29,490,000	Canadian Government International Bond, 1.250%, 9/01/2018, (CAD)	23,606,653
80,645,000	Canadian Government International Bond, 1.750%, 9/01/2019, (CAD)	64,890,221

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — continued
1,010,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2024, (EUR)(h)	$1,094,259
1,100,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2035, (EUR)(h)	952,394
4,000,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2036, (EUR)(h)	3,418,056
4,455,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2037, (EUR)(h)	3,769,855
5,820,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2038, (EUR)(h)	4,874,342
4,000,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2039, (EUR)(h)	3,343,927
4,680,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2040, (EUR)(h)	3,903,146
5,970,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2041, (EUR)(h)	4,984,108
4,000,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2042, (EUR)(h)	3,336,836
1,605,660,000	Iceland Government International Bond, 7.250%, 10/26/2022, (ISK)	13,585,875
4,496,156,000	Iceland Government International Bond, 8.750%, 2/26/2019, (ISK)	36,666,327
10,000,000(†††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	51,204,283
9,930,439(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	54,194,239
4,250,000(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	24,735,420
7,740,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	44,363,674
27,224,481(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	159,089,043
3,035,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	18,714,500
21,700,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	141,097,666
252,700,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	190,484,261
175,365,000	New Zealand Government Bond, 6.000%, 5/15/2021, (NZD)	143,037,008
458,725,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	63,442,339
658,049,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	87,902,358
162,850,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	52,081,766
55,925,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	19,206,246
250,000,000	U.S. Treasury Note, 0.750%, 9/30/2018	248,486,328
250,000,000	U.S. Treasury Note, 1.000%, 11/30/2018	248,867,188

		1,959,346,199

	Wireless — 1.2%
293,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	15,304,704
134,600,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	6,864,763
49,955,000	Sprint Capital Corp., 6.875%, 11/15/2028	55,949,600
6,260,000	Sprint Capital Corp., 8.750%, 3/15/2032	8,004,975
21,052,000	Sprint Communications, Inc., 6.000%, 11/15/2022	22,536,587
8,200,000	Sprint Corp., 7.125%, 6/15/2024	9,225,000
4,727,000	Sprint Corp., 7.250%, 9/15/2021	5,252,879

		123,138,508

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — 4.0%
4,370,000	Bell Canada, Inc., MTN, 6.550%, 5/01/2029, 144A, (CAD)	$4,315,539
7,545,000	Bell Canada, Inc., Series M-17, 6.100%, 3/16/2035, (CAD)	7,272,890
22,335,000	CB Escrow Corp., 8.000%, 10/15/2025, 144A	22,446,675
1,240,000	CenturyLink, Inc., 5.625%, 4/01/2025	1,187,300
28,385,000	CenturyLink, Inc., 6.450%, 6/15/2021	29,535,444
2,025,000	CenturyLink, Inc., 7.650%, 3/15/2042	1,766,813
7,410,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	7,159,449
2,965,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	2,624,025
7,940,000	CenturyLink, Inc., Series W, 6.750%, 12/01/2023	8,032,009
350,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	343,812
3,620,000	Cincinnati Bell, Inc., 7.000%, 7/15/2024, 144A	3,547,600
9,676,000	Consolidated Communications, Inc., 6.500%, 10/01/2022	9,301,055
5,330,000	Embarq Corp., 7.995%, 6/01/2036	5,409,950
16,755,000	Frontier Communications Corp., 6.250%, 9/15/2021	13,775,961
18,725,000	Frontier Communications Corp., 6.875%, 1/15/2025	13,996,938
38,336,000	Frontier Communications Corp., 7.875%, 1/15/2027	27,601,920
25,745,000	Level 3 Communications, Inc., 5.750%, 12/01/2022	26,452,987
4,667,000	Oi Brasil Holdings Cooperatief UA, 5.750%, 2/10/2022, 144A(i)	1,633,450
16,550,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)(i)	6,650,553
29,750,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)(i)	11,954,922
42,460,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	40,573,927
12,463,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	12,974,357
33,395,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	31,015,606
26,401,000	Qwest Corp., 6.875%, 9/15/2033	25,836,188
30,646,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	33,902,137
16,440,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	18,926,550
18,600,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	15,800,348
14,776,000	Verizon Communications, Inc., 2.450%, 11/01/2022	14,663,320
1,225,000	Windstream Services LLC, 7.500%, 6/01/2022	881,241
3,760,000	Windstream Services LLC, 7.500%, 4/01/2023	2,679,000
5,575,000	Windstream Services LLC, 7.750%, 10/15/2020	4,460,000

		406,721,966

	Total Non-Convertible Bonds (Identified Cost $6,696,289,246)	6,363,837,043

Convertible Bonds — 4.0%
	Building Materials — 0.3%
9,592,000	CalAtlantic Group, Inc., 0.250%, 6/01/2019	9,184,340
19,486,000	KB Home, 1.375%, 2/01/2019	20,448,121

		29,632,461

	Cable Satellite — 1.5%
133,515,000	DISH Network Corp., 3.375%, 8/15/2026	149,369,906

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Chemicals — 0.0%
$4,305,000	RPM International, Inc., 2.250%, 12/15/2020	$4,961,513

	Diversified Manufacturing — 0.1%
4,727,000	Trinity Industries, Inc., 3.875%, 6/01/2036	6,337,135

	Healthcare — 0.1%
4,930,000	Evolent Health, Inc., 2.000%, 12/01/2021, 144A	5,540,088

	Leisure — 0.3%
27,795,000	Rovi Corp., 0.500%, 3/01/2020	28,126,872

	Midstream — 0.3%
27,695,000	Chesapeake Energy Corp., 5.500%, 9/15/2026, 144A	25,410,162
9,965,000	SM Energy Co., 1.500%, 7/01/2021	9,354,644
1,000,000	Whiting Petroleum Corp., 1.250%, 4/01/2020	891,250

		35,656,056

	Pharmaceuticals — 0.1%
1,655,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	1,980,828
7,595,000	Horizon Pharma Investment Ltd., 2.500%, 3/15/2022	6,859,235

		8,840,063

	Property & Casualty Insurance — 0.5%
42,319,000	Old Republic International Corp., 3.750%, 3/15/2018	54,115,421

	REITs – Mortgage — 0.0%
4,395,000	iStar, Inc., 3.125%, 9/15/2022, 144A	4,433,456

	Technology — 0.8%
5,160,346	Liberty Interactive LLC, 3.500%, 1/15/2031	5,171,559
13,270,000	Nuance Communications, Inc., 1.000%, 12/15/2035	12,446,066
3,295,000	Nuance Communications, Inc., 1.250%, 4/01/2025, 144A	3,183,794
39,460,000	Nuance Communications, Inc., 1.500%, 11/01/2035	39,312,025
10,415,000	Priceline Group, Inc. (The), 0.900%, 9/15/2021	11,951,212
11,570,000	Viavi Solutions, Inc., 0.625%, 8/15/2033	12,090,650

		84,155,306

	Total Convertible Bonds (Identified Cost $376,449,614)	411,168,277

Municipals — 1.5%
	District of Columbia — 0.1%
3,850,000	Metropolitan Washington Airports Authority, Series D, 8.000%, 10/01/2047	5,456,143

	Illinois — 0.2%
17,570,000	State of Illinois, 5.100%, 6/01/2033	17,768,541

	Michigan — 0.1%
11,805,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	11,656,965

	Puerto Rico — 0.3%
63,900,000	Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.000%, 7/01/2035(i)	30,991,500

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Virginia — 0.8%
$97,200,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	$88,917,588

	Total Municipals (Identified Cost $180,508,079)	154,790,737

	Total Bonds and Notes (Identified Cost $7,253,246,939)	6,929,796,057

Loan Participations — 0.1%
	ABS Other — 0.1%
10,689,288	Rise Ltd., Series 2014-1, Class B, 6.500%, 2/15/2039(a)(p) (Identified Cost $10,769,458)	10,742,735

Senior Loans — 1.3%
	Automotive — 0.3%
21,747,707	IBC Capital Ltd., 1st Lien Term Loan, 3-month LIBOR + 3.750%, 5.067%, 9/09/2021(f)	21,548,280
5,948,124	IBC Capital Ltd., 2nd Lien Term Loan, 3-month LIBOR + 7.000%, 8.317%, 9/09/2022(f)	5,650,718

		27,198,998

	Chemicals — 0.3%
31,355,000	Houghton International, Inc., New 2nd Lien Term Loan, 3-month LIBOR + 8.500%, 9.833%, 12/20/2020(f)	31,550,969

	Construction Machinery — 0.4%
43,333,018	Onsite U.S. Finco LLC, Term Loan, 1-month LIBOR + 4.500%, 5.737%, 7/30/2021(b)(e)(f)	34,233,084

	Consumer Cyclical Services — 0.1%
8,353,795	Ex-Sigma 2 LLC, 2nd Lien PIK Term Loan, 7/12/2019(a)(c)(k)(l)	7,518,416

	Financial Other — 0.1%
12,814,229	DBRS Ltd., Term Loan, 3-month LIBOR + 5.250%, 6.567%, 3/04/2022(f)	12,686,086

	Natural Gas — 0.0%
1,449,208	Southcross Holdings Borrower LP, Exit Term Loan B, PIK, 3.500%, 4/13/2023(m)	1,253,565

	Oil Field Services — 0.0%
334,897	Paragon Offshore Finance Co., Takeback Term Loan B, 3-month LIBOR + 6.000%, 7.304%, 7/18/2022(b)(e)(f)	277,964
2,887,994	Petroleum Geo-Services ASA, New Term Loan B, 3-month LIBOR + 2.500%, 3.833%, 3/19/2021(f)	2,425,915

		2,703,879

	Other Utility — 0.0%
1,298,000	PowerTeam Services LLC, 2nd Lien Term Loan, 3-month LIBOR + 7.250%, 8.583%, 11/06/2020(f)	1,289,887

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — 0.0%
$2,614,748	Toys “R” Us Property Co. I LLC, New Term Loan B, 1-month LIBOR + 5.000%, 6.235%, 8/21/2019(f)	$2,456,006

	Technology — 0.1%
9,507,380	IQOR U.S., Inc., 2nd Lien Term Loan, 3-month LIBOR + 8.750%, 10.049%, 4/01/2022(f)	9,156,843

	Transportation Services — 0.0%
3,495,979	OSG Bulk Ships, Inc., OBS Term Loan, 3-month LIBOR + 4.250%, 5.570%, 8/05/2019(f)	3,321,180

	Total Senior Loans (Identified Cost $150,981,470)	133,368,913

Shares
Common Stocks — 5.5%
	Diversified Telecommunication Services — 0.1%
232,155	Hawaiian Telcom Holdco, Inc.(d)	6,922,862

	IT Services — 0.0%
122,857	Exela Technologies, Inc.(d)(n)	601,999

	Media — 0.0%
303,043	Dex Media, Inc.(a)(b)(c)(d)(n)	1,757,649

	Oil, Gas & Consumable Fuels — 0.1%
846,398	Chesapeake Energy Corp.(d)	3,639,511
2,943	Frontera Energy Corp.(d)	102,719
156,900	Paragon Offshore Ltd., Litigation Units Class A(a)(c)(d)(n)	141,210
225,500	Paragon Offshore Ltd., Litigation Units Class B(a)(c)(d)(n)	4,246,842
156,900	Paragon Offshore Ltd.(a)(c)(d)	2,549,625
1,514	Southcross Holdings Group LLC(a)(b)(c)(d)(n)	—
1,514	Southcross Holdings LP, Class A(a)(b)(c)(d)(n)	984,100

		11,664,007

	Pharmaceuticals — 5.3%
8,514,190	Bristol-Myers Squibb Co.	542,694,471

	Total Common Stocks (Identified Cost $276,420,455)	563,640,988

Preferred Stocks — 1.8%
Convertible Preferred Stocks — 1.3%
	Banking — 0.4%
19,062	Bank of America Corp., Series L, 7.250%	24,808,621
8,533	Wells Fargo & Co., Series L, Class A, 7.500%	11,220,895

		36,029,516

	Communications — 0.0%
10,483	Cincinnati Bell, Inc., 6.750%	528,238

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
	Energy — 0.1%
242,297	El Paso Energy Capital Trust I, 4.750%	$11,872,553

	Midstream — 0.7%
172,972	Chesapeake Energy Corp., 4.500%	8,771,410
231,033	Chesapeake Energy Corp., 5.000%	13,371,035
43,178	Chesapeake Energy Corp., 5.750%, 144A	26,338,580
6,017	Chesapeake Energy Corp., 5.750%	3,670,370
32,522	Chesapeake Energy Corp., Series A, 5.750%, 144A	18,598,519

		70,749,914

	REITs – Health Care — 0.1%
116,700	Welltower, Inc., 6.500%	7,402,281

	REITs – Mortgage — 0.0%
46,135	iStar, Inc., Series J, 4.500%	2,288,296

	Technology — 0.0%
38,709	Belden, Inc., 6.750%	4,182,895

	Total Convertible Preferred Stocks (Identified Cost $151,769,331)	133,053,693

Non-Convertible Preferred Stocks — 0.5%
	Electric — 0.0%
393	Entergy New Orleans, Inc., 4.750%	40,639

	Finance Companies — 0.0%
39,200	iStar, Inc., Series E, 7.875%	985,880
39,300	iStar, Inc., Series F, 7.800%	988,788
10,425	iStar, Inc., Series G, 7.650%	264,586

		2,239,254

	Home Construction — 0.0%
208,246	Hovnanian Enterprises, Inc., 7.625%(d)	1,261,971

	Metals & Mining — 0.4%
906,807	Arconic, Inc., 5.375%	35,274,792

	REITs – Office Property — 0.0%
1,596	Highwoods Realty LP, Series A, 8.625%	2,011,459

	REITs – Warehouse/Industrials — 0.1%
116,192	ProLogis, Inc., Series Q, 8.540%	7,784,864

	Total Non-Convertible Preferred Stocks (Identified Cost $52,073,989)	48,612,979

	Total Preferred Stocks (Identified Cost $203,843,320)	181,666,672

Closed-End Investment Companies — 0.0%
170,282	NexPoint Credit Strategies Fund (Identified Cost $10,230,310)	3,925,000

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 22.4%
$283,575,000	Federal Home Loan Bank Discount Notes, 1.060%, 1/19/2018(o)	$282,647,710
196,910,000	Federal National Mortgage Association Discount Notes, 1.040%, 10/30/2017(o)	196,758,379
100,000,000	Federal National Mortgage Association Discount Notes, 1.040%, 11/08/2017(o)	99,897,200
400,000,000	Federal National Mortgage Association Discount Notes, 1.030%, 11/15/2017(o)	399,511,200
177,638,850	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $177,643,884 on 10/02/2017 collateralized by $172,170,000 U.S. Treasury Inflation Indexed Note, 0.125% due 4/15/2020 valued at $181,194,635 including accrued interest (Note 2 of Notes to Financial Statements)	177,638,850
104,715,000	U.S. Treasury Bills, 0.995%, 10/05/2017(o)	104,708,664
412,640,000	U.S. Treasury Bills, 1.020%, 11/30/2017(o)	411,971,028
150,000,000	U.S. Treasury Bills, 1.015%, 11/09/2017(o)	149,848,049
253,090,000	U.S. Treasury Bills, 1.020%, 10/12/2017(o)	253,025,019
216,425,000	U.S. Treasury Cash Management Bills, 1.025%, 1/02/2018(o)	215,855,322

	Total Short-Term Investments (Identified Cost $2,291,755,693)	2,291,861,421

	Total Investments — 98.8% (Identified Cost $10,197,247,645)	10,115,001,786
	Other assets less liabilities — 1.2%	120,495,181

	Net Assets — 100.0%	$10,235,496,967

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(b)	Illiquid security. (Unaudited)
(c)	Fair valued by the Fund’s adviser. At September 30, 2017, the value of these securities amounted to $52,220,872 or 0.5% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Non-income producing security.
(e)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2017, the value of these securities amounted to $194,267,600 or 1.9% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Variable rate security. Rate as of September 30, 2017 is disclosed.
(g)	Perpetual bond with no specified maturity date.
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(i)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(j)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal.

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Strategic Income Fund – (continued)

(k)	Position is unsettled. Contract rate was not determined at September 30, 2017 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(l)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. For the period ended September 30, 2017, the issuer has not made any interest payments.
(m)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. For the period ended September 30, 2017 interest payments were made in principal.
(n)	Securities subject to restriction on resale. At September 30, 2017, the restricted securities held by the Fund are as follows:

		Acquisition Date	Cost	Value	% of Net Assets
	Exela Technologies, Inc.	July 12, 2017	$—	$601,999	Less than 0.1%
	Dex Media, Inc.	August 12, 2016	1,476,220	1,757,649	Less than 0.1%
	Paragon Offshore Ltd., Litigation Units Class A	July 18, 2017	1,167,146	141,210	Less than 0.1%
	Paragon Offshore Ltd., Litigation Units Class B	July 18, 2017	22,768,653	4,246,842	Less than 0.1%
	Southcross Holdings Group LLC	April 29, 2016	—	—	—
	Southcross Holdings LP, Class A	April 29, 2016	2,215,133	984,100	Less than 0.1%

(o)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(p)	Variable rate security. The interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of September 30, 2017 is disclosed.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the value of Rule 144A holdings amounted to $1,488,860,554 or 14.5% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
GO	General Obligation
LIBOR	London Interbank Offered Rate
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Strategic Income Fund – (continued)

Industry Summary at September 30, 2017

Treasuries	19.1%
Pharmaceuticals	5.4
Banking	4.9
Wirelines	4.0
Independent Energy	3.2
Finance Companies	2.8
Healthcare	2.8
Airlines	2.7
Cable Satellite	2.4
Chemicals	2.3
Metals & Mining	2.1
Other Investments, less than 2% each	24.7
Short-Term Investments	22.4

Total Investments	98.8
Other assets less liabilities	1.2

Net Assets	100.0%

Currency Exposure Summary at September 30, 2017

United States Dollar	78.1%
Mexican Peso	5.1
Canadian Dollar	4.8
New Zealand Dollar	4.5
Australian Dollar	3.2
Other, less than 2% each	3.1

Total Investments	98.8
Other assets less liabilities	1.2

Net Assets	100.0%

See accompanying notes to financial statements.

47  |

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|  48

Statements of Assets and Liabilities

September 30, 2017

	Investment Grade Bond Fund	Strategic Income Fund
ASSETS
Investments at cost	$6,255,333,898	$10,197,247,645
Net unrealized appreciation (depreciation)	36,689,727	(82,245,859)

Investments at value	6,292,023,625	10,115,001,786
Cash	—	2,075,838
Foreign currency at value (identified cost $1,102,877 and $351,909, respectively)	1,107,335	343,647
Receivable for Fund shares sold	10,778,921	10,989,379
Receivable for securities sold	8,067,938	31,208,440
Dividends and interest receivable	57,135,544	118,804,123
Tax reclaims receivable	—	926,106
Prepaid expenses (Note 7)	5,700	10,953

TOTAL ASSETS	6,369,119,063	10,279,360,272

LIABILITIES
Payable for securities purchased	86,054,795	24,804,925
Payable for Fund shares redeemed	5,094,191	11,971,731
Management fees payable (Note 5)	1,956,606	4,741,994
Deferred Trustees’ fees (Note 5)	690,731	1,249,755
Administrative fees payable (Note 5)	225,033	379,394
Payable to distributor (Note 5d)	56,967	96,997
Other accounts payable and accrued expenses	461,277	618,509

TOTAL LIABILITIES	94,539,600	43,863,305

NET ASSETS	$6,274,579,463	$10,235,496,967

NET ASSETS CONSIST OF:
Paid-in capital	$6,155,833,244	$10,283,185,227
Undistributed net investment income	60,682,395	28,981,152
Accumulated net realized gain (loss) on investments and foreign currency transactions	19,183,525	(2,707,273)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	38,880,299	(73,962,139)

NET ASSETS	$6,274,579,463	$10,235,496,967

See accompanying notes to financial statements.

49  |

Statements of Assets and Liabilities (continued)

September 30, 2017

	Investment Grade Bond Fund	Strategic Income Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$902,955,138	$1,999,384,887

Shares of beneficial interest	79,881,406	134,710,941

Net asset value and redemption price per share	$11.30	$14.84

Offering price per share (100/95.75 of net asset value) (Note 1)	$11.80	$15.50

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$689,797,644	$2,248,938,782

Shares of beneficial interest	61,619,479	150,279,653

Net asset value and offering price per share	$11.19	$14.97

Class N shares:
Net assets	$1,203,169,056	$141,694,967

Shares of beneficial interest	106,438,903	9,557,249

Net asset value, offering and redemption price per share	$11.30	$14.83

Class Y shares:
Net assets	$3,453,136,866	$5,702,607,446

Shares of beneficial interest	305,319,577	384,641,842

Net asset value, offering and redemption price per share	$11.31	$14.83

Admin Class shares:
Net assets	$25,520,759	$142,870,885

Shares of beneficial interest	2,262,538	9,660,385

Net asset value, offering and redemption price per share	$11.28	$14.79

See accompanying notes to financial statements.

|  50

Statements of Operations

For the Year Ended September 30, 2017

	Investment Grade Bond Fund	Strategic Income Fund
INVESTMENT INCOME
Interest	$247,585,484	$462,365,931
Dividends	3,211,568	45,884,313
Less net foreign taxes withheld	—	(531,649)

	250,797,052	507,718,595

Expenses
Management fees (Note 5)	24,815,274	59,684,040
Service and distribution fees (Note 5)	10,730,236	34,253,612
Administrative fees (Note 5)	2,768,521	4,753,508
Trustees’ fees and expenses (Note 5)	243,576	413,818
Transfer agent fees and expenses (Notes 5 and 6)	5,578,503	8,510,907
Audit and tax services fees	64,223	65,804
Custodian fees and expenses	323,805	574,259
Legal fees	136,288	236,395
Registration fees	182,049	160,241
Shareholder reporting expenses	454,801	520,610
Miscellaneous expenses (Note 7)	229,226	404,949

Total expenses	45,526,502	109,578,143
Less waiver and/or expense reimbursement (Note 5)	(135,494)	—

Net expenses	45,391,008	109,578,143

Net investment income	205,406,044	398,140,452

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	115,852,592	127,507,622
Foreign currency transactions	972,546	1,882,734
Net change in unrealized appreciation (depreciation) on:
Investments	(93,400,028)	164,295,116
Foreign currency translations	2,270,388	8,356,884

Net realized and unrealized gain on investments and foreign currency transactions	25,695,498	302,042,356

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$231,101,542	$700,182,808

See accompanying notes to financial statements.

51  |

Statements of Changes in Net Assets

	Investment Grade Bond Fund		Strategic Income Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016
FROM OPERATIONS:
Net investment income	$205,406,044	$272,538,402	$398,140,452	$486,779,533
Net realized gain on investments and foreign currency transactions	116,825,138	136,404,927	129,390,356	11,559,349
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(91,129,640)	144,713,586	172,652,000	475,109,457

Net increase in net assets resulting from operations	231,101,542	553,656,915	700,182,808	973,448,339

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(22,698,039)	(28,165,815)	(78,875,422)	(72,039,658)
Class B(a)	—	(414)	—	(5,681)
Class C	(13,586,835)	(14,105,068)	(78,726,042)	(67,805,939)
Class N	(19,578,968)	(797,188)	(5,305,880)	(3,297,872)
Class Y	(95,925,578)	(121,740,690)	(205,067,266)	(162,237,969)
Admin Class	(642,265)	(703,125)	(4,720,753)	(3,176,118)
Net realized capital gains
Class A	(37,991,535)	(19,604,662)	(51,098,073)	(168,275,106)
Class B(a)	—	(1,141)	—	(25,900)
Class C	(35,231,779)	(15,331,597)	(69,058,405)	(223,566,427)
Class N	(2,725,590)	(444,917)	(2,996,727)	(6,479,496)
Class Y	(166,690,814)	(77,370,095)	(114,763,610)	(342,430,922)
Admin Class	(1,202,096)	(517,149)	(3,099,821)	(7,801,515)

Total distributions	(396,273,499)	(278,781,861)	(613,711,999)	(1,057,142,603)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(345,835,758)	(2,478,069,233)	(1,423,618,832)	(3,201,646,172)

Net decrease in net assets	(511,007,715)	(2,203,194,179)	(1,337,148,023)	(3,285,340,436)
NET ASSETS
Beginning of the year	6,785,587,178	8,988,781,357	11,572,644,990	14,857,985,426

End of the year	$6,274,579,463	$6,785,587,178	$10,235,496,967	$11,572,644,990

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$60,682,395	$(36,390,882)	$28,981,152	$(65,268,366)

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  52

Financial Highlights

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class A
	Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$11.59		$11.10	$12.11	$12.22	$12.76

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.36		0.39	0.40	0.46	0.48
Net realized and unrealized gain (loss)	0.05		0.48	(0.95)	0.26	(0.30)

Total from Investment Operations	0.41		0.87	(0.55)	0.72	0.18

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)		(0.23)	(0.34)	(0.51)	(0.60)
Net realized capital gains	(0.44)		(0.15)	(0.12)	(0.32)	(0.12)

Total Distributions	(0.70)		(0.38)	(0.46)	(0.83)	(0.72)

Net asset value, end of the period	$11.30		$11.59	$11.10	$12.11	$12.22

Total return(b)	3.88%		8.06%	(4.72)%	6.04%	1.34%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$902,955		$1,130,260	$1,628,216	$1,932,847	$2,431,718
Net expenses	0.82	%(c)	0.85%	0.83%	0.83%	0.83%
Gross expenses	0.82%		0.85%	0.83%	0.83%	0.83%
Net investment income	3.23%		3.49%	3.38%	3.75%	3.85%
Portfolio turnover rate	10%		11%	23%	19%	30%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Effective July 1, 2017, the expense limit decreased to 0.80%.

See accompanying notes to financial statements.

53  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class C
	Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$11.48		$11.00	$12.00	$12.11	$12.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.27		0.30	0.31	0.36	0.39
Net realized and unrealized gain (loss)	0.06		0.47	(0.94)	0.27	(0.32)

Total from Investment Operations	0.33		0.77	(0.63)	0.63	0.07

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)		(0.14)	(0.25)	(0.42)	(0.50)
Net realized capital gains	(0.44)		(0.15)	(0.12)	(0.32)	(0.12)

Total Distributions	(0.62)		(0.29)	(0.37)	(0.74)	(0.62)

Net asset value, end of the period	$11.19		$11.48	$11.00	$12.00	$12.11

Total return(b)	3.12%		7.18%	(5.40)%	5.29%	0.50%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$689,798		$1,001,522	$1,219,687	$1,524,806	$1,746,822
Net expenses	1.57	%(c)	1.60%	1.58%	1.58%	1.58%
Gross expenses	1.57%		1.60%	1.58%	1.58%	1.58%
Net investment income	2.49%		2.74%	2.63%	3.00%	3.10%
Portfolio turnover rate	10%		11%	23%	19%	30%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Effective July 1, 2017, the expense limit decreased to 1.55%.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class N
	Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$11.58		$11.11	$12.11	$12.22		$12.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.39		0.43	0.44	0.50		0.34
Net realized and unrealized gain (loss)	0.07		0.47	(0.93)	0.26		(0.46)

Total from Investment Operations	0.46		0.90	(0.49)	0.76		(0.12)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)		(0.28)	(0.39)	(0.55)		(0.32)
Net realized capital gains	(0.44)		(0.15)	(0.12)	(0.32)		—

Total Distributions	(0.74)		(0.43)	(0.51)	(0.87)		(0.32)

Net asset value, end of the period	$11.30		$11.58	$11.11	$12.11		$12.22

Total return	4.34%		8.31%	(4.28)%	6.41%		(0.95	)%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,203,169		$47,343	$21,851	$6,101		$41
Net expenses	0.48	%(d)	0.47%	0.47%	0.47	%(e)	0.65	%(f)(g)
Gross expenses	0.48%		0.47%	0.47%	0.47	%(e)	0.78	%(f)
Net investment income	3.51%		3.88%	3.78%	4.07%		4.18	%(f)
Portfolio turnover rate	10%		11%	23%	19%		30%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	Effective July 1, 2017, the expense limit decreased to 0.50%.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Computed on an annualized basis for periods less than one year.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

55  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class Y
	Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$11.59		$11.11	$12.12	$12.23	$12.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.39		0.42	0.43	0.49	0.52
Net realized and unrealized gain (loss)	0.06		0.47	(0.95)	0.26	(0.31)

Total from Investment Operations	0.45		0.89	(0.52)	0.75	0.21

LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)		(0.26)	(0.37)	(0.54)	(0.63)
Net realized capital gains	(0.44)		(0.15)	(0.12)	(0.32)	(0.12)

Total Distributions	(0.73)		(0.41)	(0.49)	(0.86)	(0.75)

Net asset value, end of the period	$11.31		$11.59	$11.11	$12.12	$12.23

Total return	4.24%		8.25%	(4.47)%	6.30%	1.60%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,453,137		$4,571,167	$6,081,536	$6,911,938	$6,130,700
Net expenses	0.57	%(b)	0.60%	0.58%	0.59%	0.58%
Gross expenses	0.57%		0.60%	0.58%	0.59%	0.58%
Net investment income	3.48%		3.74%	3.63%	3.99%	4.11%
Portfolio turnover rate	10%		11%	23%	19%	30%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Effective July 1, 2017, the expense limit decreased to 0.55%.

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Admin Class
	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$11.56		$11.08		$12.09	$12.20	$12.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.34		0.37		0.37	0.43	0.45
Net realized and unrealized gain (loss)	0.06		0.47		(0.95)	0.26	(0.30)

Total from Investment Operations	0.40		0.84		(0.58)	0.69	0.15

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)		(0.21)		(0.31)	(0.48)	(0.57)
Net realized capital gains	(0.44)		(0.15)		(0.12)	(0.32)	(0.12)

Total Distributions	(0.68)		(0.36)		(0.43)	(0.80)	(0.69)

Net asset value, end of the period	$11.28		$11.56		$11.08	$12.09	$12.20

Total return	3.76	%(b)	7.73%		(4.95)%	5.79%	1.10%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$25,521		$35,294		$37,355	$25,585	$21,557
Net expenses	1.02	%(c)(d)(e)	1.07	%(f)	1.08%	1.09%	1.08%
Gross expenses	1.03	%(c)	1.07	%(f)	1.08%	1.09%	1.08%
Net investment income	3.03%		3.27%		3.14%	3.49%	3.62%
Portfolio turnover rate	10%		11%		23%	19%	30%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Includes refund of prior year service fee of 0.05%. See Note 5b of Notes to Financial Statements.
(d)	Effective July 1, 2017, the expense limit decreased to 1.05%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes refund of prior year service fee of 0.03%.

See accompanying notes to financial statements.

57  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class A
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$14.70	$14.70	$16.75	$15.93	$15.30

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.56	0.57	0.64	0.58	0.65
Net realized and unrealized gain (loss)	0.42	0.61	(1.74)	0.90	0.76

Total from Investment Operations	0.98	1.18	(1.10)	1.48	1.41

LESS DISTRIBUTIONS FROM:
Net investment income	(0.52)	(0.36)	(0.57)	(0.62)	(0.78)
Net realized capital gains	(0.32)	(0.82)	(0.38)	(0.04)	—

Total Distributions	(0.84)	(1.18)	(0.95)	(0.66)	(0.78)

Net asset value, end of the period	$14.84	$14.70	$14.70	$16.75	$15.93

Total return(b)	7.01%	8.72%	(6.88)%	9.34%	9.43%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,999,385	$2,514,770	$3,318,262	$4,408,257	$5,239,885
Net expenses	0.96%	0.96%	0.94%	0.94%	0.95%
Gross expenses	0.96%	0.96%	0.94%	0.94%	0.95%
Net investment income	3.82%	4.01%	3.95%	3.44%	4.14%
Portfolio turnover rate	11%	17%	23%	26%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class C
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$14.81	$14.80	$16.85	$16.03	$15.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.45	0.47	0.52	0.45	0.54
Net realized and unrealized gain (loss)	0.44	0.61	(1.74)	0.90	0.76

Total from Investment Operations	0.89	1.08	(1.22)	1.35	1.30

LESS DISTRIBUTIONS FROM:
Net investment income	(0.41)	(0.25)	(0.45)	(0.49)	(0.66)
Net realized capital gains	(0.32)	(0.82)	(0.38)	(0.04)	—

Total Distributions	(0.73)	(1.07)	(0.83)	(0.53)	(0.66)

Net asset value, end of the period	$14.97	$14.81	$14.80	$16.85	$16.03

Total return(b)	6.20%	7.91%	(7.60)%	8.54%	8.61%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,248,939	$3,433,204	$4,295,139	$5,390,222	$4,912,727
Net expenses	1.71%	1.71%	1.69%	1.69%	1.70%
Gross expenses	1.71%	1.71%	1.69%	1.69%	1.70%
Net investment income	3.08%	3.26%	3.20%	2.68%	3.39%
Portfolio turnover rate	11%	17%	23%	26%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

59  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class N
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013*
Net asset value, beginning of the period	$14.69	$14.69	$16.73	$15.92	$15.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.60	0.61	0.69	0.61	0.46
Net realized and unrealized gain (loss)	0.43	0.62	(1.73)	0.91	0.16

Total from Investment Operations	1.03	1.23	(1.04)	1.52	0.62

LESS DISTRIBUTIONS FROM:
Net investment income	(0.57)	(0.41)	(0.62)	(0.67)	(0.48)
Net realized capital gains	(0.32)	(0.82)	(0.38)	(0.04)	—

Total Distributions	(0.89)	(1.23)	(1.00)	(0.71)	(0.48)

Net asset value, end of the period	$14.83	$14.69	$14.69	$16.73	$15.92

Total return	7.38%	9.09%	(6.58)%	9.70%	4.01	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$141,695	$130,637	$83,405	$57,752	$12,921
Net expenses	0.63%	0.63%	0.62%	0.62%	0.63	%(c)
Gross expenses	0.63%	0.63%	0.62%	0.62%	0.63	%(c)
Net investment income	4.13%	4.34%	4.33%	3.62%	4.38	%(c)
Portfolio turnover rate	11%	17%	23%	26%	22%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class Y
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$14.69	$14.69	$16.73	$15.92	$15.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.59	0.61	0.68	0.61	0.69
Net realized and unrealized gain (loss)	0.43	0.61	(1.73)	0.90	0.76

Total from Investment Operations	1.02	1.22	(1.05)	1.51	1.45

LESS DISTRIBUTIONS FROM:
Net investment income	(0.56)	(0.40)	(0.61)	(0.66)	(0.82)
Net realized capital gains	(0.32)	(0.82)	(0.38)	(0.04)	—

Total Distributions	(0.88)	(1.22)	(0.99)	(0.70)	(0.82)

Net asset value, end of the period	$14.83	$14.69	$14.69	$16.73	$15.92

Total return	7.22%	9.00%	(6.65)%	9.63%	9.72%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,702,607	$5,350,759	$7,018,369	$8,747,384	$4,789,322
Net expenses	0.71%	0.71%	0.69%	0.69%	0.70%
Gross expenses	0.71%	0.71%	0.69%	0.69%	0.70%
Net investment income	4.04%	4.26%	4.21%	3.65%	4.39%
Portfolio turnover rate	11%	17%	23%	26%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Admin Class
	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$14.65		$14.66		$16.70	$15.89	$15.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.52		0.53		0.60	0.53	0.61
Net realized and unrealized gain (loss)	0.43		0.61		(1.73)	0.90	0.75

Total from Investment Operations	0.95		1.14		(1.13)	1.43	1.36

LESS DISTRIBUTIONS FROM:
Net investment income	(0.49)		(0.33)		(0.53)	(0.58)	(0.74)
Net realized capital gains	(0.32)		(0.82)		(0.38)	(0.04)	—

Total Distributions	(0.81)		(1.15)		(0.91)	(0.62)	(0.74)

Net asset value, end of the period	$14.79		$14.65		$14.66	$16.70	$15.89

Total return	6.79%		8.42%		(7.13)%	9.12%	9.12%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$142,871		$143,275		$141,844	$139,423	$80,666
Net expenses	1.19	%(b)	1.20	%(c)	1.19%	1.19%	1.20%
Gross expenses	1.19	%(b)	1.20	%(c)	1.19%	1.19%	1.20%
Net investment income	3.57%		3.76%		3.73%	3.15%	3.89%
Portfolio turnover rate	11%		17%		23%	26%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes refund of prior year service fee of 0.02%. See Note 5b of Notes to Financial Statements.
(c)	Includes refund of prior year service fee of 0.01%.

See accompanying notes to financial statements.

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Notes to Financial Statements

September 30, 2017

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Investment Grade Bond Fund (the “Investment Grade Bond Fund”)

Loomis Sayles Strategic Income Fund (the “Strategic Income Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C, Class N, Class Y and Admin Class shares. As of the close of business on January 11, 2016, Class B shares were converted into Class A shares and are no longer offered. Class T shares of the Funds are not currently available for purchase.

Class A shares are sold with a maximum front-end sales charge of 4.25%. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A, Class C and Admin Class), and transfer agent fees are borne collectively for Class A, Class C, Class Y, and Admin Class and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

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Notes to Financial Statements (continued)

September 30, 2017

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service, or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

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Notes to Financial Statements (continued)

September 30, 2017

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2017, securities of the Funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Investment Grade Bond Fund	$174,709,343	2.8%	$676	Less than 0.1%
Strategic Income Fund	194,267,600	1.9%	52,220,872	0.5%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

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Notes to Financial Statements (continued)

September 30, 2017

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

During the year ended September 30, 2017, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Investment Grade Bond Fund	$88,680,717
Strategic Income Fund	$106,096,720

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts

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Notes to Financial Statements (continued)

September 30, 2017

involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

No forward foreign currency contracts were held by the Funds during the year ended September 30, 2017.

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2017 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses,

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Notes to Financial Statements (continued)

September 30, 2017

taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distribution redesignations, corporate actions, defaulted and/or non-income producing securities, foreign currency gains and losses, premium amortization, convertible bonds, paydown gains and losses, trust preferred securities, contingent payment debt instruments, and capital gain and return of capital distributions received. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to corporate actions, deferred Trustees’ fees, wash sales, premium amortization, return of capital distributions received, trust preferred securities, defaulted and/or non-income producing securities, contingent payment debt instruments and convertible bonds. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2017 and 2016 were as follows:

	2017 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Investment Grade Bond Fund	$158,093,971	$238,179,528	$396,273,499
Strategic Income Fund	372,695,363	241,016,636	613,711,999

	2016 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Investment Grade Bond Fund	$173,908,292	$104,873,569	278,781,861
Strategic Income Fund	324,763,496	732,379,107	1,057,142,603

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

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Notes to Financial Statements (continued)

September 30, 2017

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

	Investment Grade Bond Fund	Strategic Income Fund
Undistributed ordinary income	$64,795,201	$61,298,036
Undistributed long-term capital gains	69,601,527	45,271,363

Total undistributed earnings	134,396,728	106,569,399

Unrealized depreciation	(12,499,226)	(133,148,276)

Total accumulated earnings (losses)	$121,897,502	$(26,578,877)

As of September 30, 2017, unrealized appreciation (depreciation) on a tax basis was as follows:

	Investment Grade Bond Fund	Strategic Income Fund
Unrealized appreciation (depreciation)
Investments	$254,472,344	$254,726,411
Foreign currency translations	(266,971,570)	(387,874,687)

Total unrealized depreciation	$(12,499,226)	$(133,148,276)

As of September 30, 2017, the cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Investment Grade Bond Fund	Strategic Income Fund
Federal tax cost	$6,307,605,278	$10,256,520,413

Gross tax appreciation	$366,837,479	$802,253,755
Gross tax depreciation	(382,419,132)	(943,772,382)

Net tax depreciation	$(15,581,653)	$(141,518,627)

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

g.  Loan Participations.  Each Fund may invest in loans to corporate, governmental or other borrowers. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing

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Notes to Financial Statements (continued)

September 30, 2017

in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

h.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2017, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

i.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion

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Notes to Financial Statements (continued)

September 30, 2017

of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2017, neither Fund had loaned securities under this agreement.

j.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the

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Notes to Financial Statements (continued)

September 30, 2017

independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2017, at value:

Investment Grade Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$46,407,675	$52,564,401	(b)	$98,972,076
Finance Companies	1,496,275	227,416,635	—		228,912,910
Metals & Mining	—	115,159,005	676	(c)	115,159,681
All Other Non-Convertible Bonds(a)	—	4,486,564,568	—		4,486,564,568

Total Non-Convertible Bonds	1,496,275	4,875,547,883	52,565,077		4,929,609,235

Convertible Bonds(a)	—	153,702,695	—		153,702,695
Municipals(a)	—	21,245,714	—		21,245,714

Total Bonds and Notes	1,496,275	5,050,496,292	52,565,077		5,104,557,644

Common Stocks(a)	48,643,878	—	—		48,643,878
Preferred Stocks(a)	—	2,490,419	—		2,490,419
Short-Term Investments	—	1,136,331,684	—		1,136,331,684

Total	$50,140,153	$6,189,318,395	$52,565,077		$6,292,023,625

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.

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Notes to Financial Statements (continued)

September 30, 2017

Strategic Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$10,835,373	$16,947,329	(b)(c)	$27,782,702
Airlines	—	275,857,630	923	(d)	275,858,553
Chemicals	—	187,297,109	18,072,420	(e)	205,369,529
Finance Companies	2,635,410	283,740,469	—		286,375,879
Metals & Mining	—	171,287,977	3,281	(e)	171,291,258
Retailers	—	85,745,937	24,046,500	(d)	109,792,437
All Other Non-Convertible Bonds(a)	—	5,287,366,685	—		5,287,366,685

Total Non-Convertible Bonds	2,635,410	6,302,131,180	59,070,453		6,363,837,043

Convertible Bonds(a)	—	411,168,277	—		411,168,277
Municipals(a)	—	154,790,737	—		154,790,737

Total Bonds and Notes	2,635,410	6,868,090,194	59,070,453		6,929,796,057

Loan Participations(a)	—	—	10,742,735	(d)	10,742,735
Senior Loans
Consumer Cyclical Services	—	—	7,518,416	(e)	7,518,416
All Other Senior Loans(a)	—	125,850,497	—		125,850,497

Total Senior Loans	—	125,850,497	7,518,416		133,368,913

Common Stocks
Media	—	—	1,757,649	(b)	1,757,649
Oil, Gas & Consumable Fuels	3,742,230	—	7,921,777	(b)(c)	11,664,007
All Other Common Stocks(a)	550,219,332	—	—		550,219,332

Total Common Stocks	553,961,562	—	9,679,426		563,640,988

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Notes to Financial Statements (continued)

September 30, 2017

Strategic Income Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks
Convertible Preferred Stocks
Midstream	$8,771,410	$61,978,504	$—	$70,749,914
REITs - Mortgage	—	2,288,296	—	2,288,296
All Other Convertible Preferred Stocks(a)	60,015,483	—	—	60,015,483

Total Convertible Preferred Stocks	68,786,893	64,266,800	—	133,053,693

Non-Convertible Preferred Stocks
Electric	—	40,639	—	40,639
REITs – Office Property	—	2,011,459	—	2,011,459
REITs – Warehouse/Industrials	—	7,784,864	—	7,784,864
All Other Non-Convertible Preferred Stocks(a)	38,776,017	—	—	38,776,017

Total Non-Convertible Preferred Stocks	38,776,017	9,836,962	—	48,612,979

Total Preferred Stocks	107,562,910	74,103,762	—	181,666,672

Closed-End Investment Companies	3,925,000	—	—	3,925,000
Short-Term Investments	—	2,291,861,421	—	2,291,861,421

Total	$668,084,882	$9,359,905,874	$87,011,030	$10,115,001,786

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund.
(c)	Includes a security fair valued at zero using Level 3 inputs.
(d)	Valued using broker-dealer bid prices.
(e)	Fair valued by the Fund’s adviser.

For the year ended September 30, 2017, there were no transfers among Levels 1, 2 and 3 for Strategic Income Fund.

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Notes to Financial Statements (continued)

September 30, 2017

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2016 and/or September 30, 2017:

Investment Grade Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$90,763,489	$—	$29,040	$(74,054)	$—
Metals & Mining	676	11,785	—	(11,785)	—
Non-Agency Commercial Mortgage-Backed Securities	18,290,710	—	(32,180)	41,470	—

Total	$109,054,875	$11,785	$(3,140)	$(44,369)	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2017
Bonds and Notes
Non-Convertible Bonds
ABS Other	$(1,985,613)	$—	$(36,168,461)	$52,564,401	$(65,406)
Metals & Mining	—	—	—	676	(11,785)
Non-Agency Commercial Mortgage-Backed Securities	(18,300,000)	—	—	—	—

Total	$(20,285,613)	$—	$(36,168,461)	$52,565,077	$(77,191)

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Notes to Financial Statements (continued)

September 30, 2017

A debt security valued at $36,168,461 was transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Strategic Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$15,268,979	$—	$—	$(141,959)	$1,820,309
Airlines	138,786	—	8,931	(10,643)	—
Chemicals	12,834,270	340,627	—	4,897,523	—
Metals & Mining	3,281	56,953	—	(56,953)	—
Retailers	—	—	—	1,524,900	22,521,600
Transportation Services	10,567,554	17,723	1,770,584	(1,888,602)	—
Loan Participations
ABS Other	12,813,862	—	(17,028)	216,271	—
Senior Loans
Consumer Cyclical Services	—	—	—	(835,380)	8,353,796
Wirelines	14,173,305	—	—	824,901	—
Common Stocks
Media	602,449	—	—	1,155,200	—
Oil, Gas & Consumable Fuels	545,040	—	(936)	(45,738,106)	53,115,779
Warrants	112,975	—	157,748	(112,975)	—

Total	$67,060,501	$415,303	$1,919,299	$(40,165,823)	$85,811,484

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Notes to Financial Statements (continued)

September 30, 2017

Strategic Income Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2017		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2017
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$—	$16,947,329	(a)	$(141,959)
Airlines	(136,151)	—	—	923		(10)
Chemicals	—	—	—	18,072,420		4,897,523
Metals & Mining	—	—	—	3,281		(56,953)
Retailers	—	—	—	24,046,500		1,524,900
Transportation Services	(10,467,259)	—	—	—		—
Loan Participations
ABS Other	(2,270,370)	—	—	10,742,735		173,701
Senior Loans
Consumer Cyclical Services	—	—	—	7,518,416		(835,380)
Wirelines	(14,998,206)	—	—	—		—
Common Stocks
Media	—	—	—	1,757,649		1,155,200
Oil, Gas & Consumable Fuels	—	—	—	7,921,777	(a)	(45,738,105)
Warrants	(157,748)	—	—	—		—

Total	$(28,029,734)	$—	$—	$87,011,030		$(39,021,083)

(a)	Includes a security fair valued at zero using Level 3 inputs.

4.  Purchases and Sales of Securities.  For the year ended September 30, 2017, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Investment Grade Bond Fund	$485,096,667	$75,010,535	$68,930,921	$1,852,386,767
Strategic Income Fund	349,257,813	960,000,000	631,039,209	3,601,995,539

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Notes to Financial Statements (continued)

September 30, 2017

5. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $1.8 billion	Next $13 billion	Next $10 billion	Over $25 billion
Investment Grade Bond Fund	0.40%	0.40%	0.40%	0.38%	0.38%
Strategic Income Fund	0.65%	0.60%	0.55%	0.54%	0.53%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2018 for Strategic Income Fund and January 31, 2019 for Investment Grade Bond Fund, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2017 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y	Admin Class
Investment Grade Bond Fund	0.80%	1.55%	0.50%	0.55%	1.05%
Strategic Income Fund	1.25%	2.00%	0.95%	1.00%	1.50%

Prior to July 1, 2017, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Investment Grade Bond Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y	Admin Class
Investment Grade Bond Fund	0.95%	1.70%	0.65%	0.70%	1.20%

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Notes to Financial Statements (continued)

September 30, 2017

Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2017, the management fees for each Fund were as follows:

Fund	Management Fees	Percentage of Average Daily Net Assets
Investment Grade Bond Fund	$24,815,274	0.40%
Strategic Income Fund	59,684,040	0.56%

For the year ended September 30, 2017, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Class A	Class C	Class N	Class Y	Admin Class	Total
Investment Grade Bond Fund	$24,551	$18,608	$—	$91,644	$691	$135,494

[1]	Expense reimbursements are subject to possible recovery until September 30, 2018.

No expenses were recovered for either Fund during the year ended September 30, 2017 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”), and a Distribution Plan relating to each Fund’s Admin Class shares (the “Admin Class Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the

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Notes to Financial Statements (continued)

September 30, 2017

Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

Under the Admin Class Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Funds may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2017, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class C	Admin Class	Class C	Admin Class
Investment Grade Bond Fund	$2,393,233	$2,050,841	$59,814	$6,152,522	$73,826
Strategic Income Fund	5,466,804	7,026,145	329,376	21,078,433	352,854

For the year ended September 30, 2017, Natixis Distribution refunded Investment Grade Bond Fund $14,010 and Strategic Income Fund $23,478 of prior year Admin Class service fees paid to Natixis Distribution in excess of amounts subsequently paid to securities dealers or financial intermediaries. Service and distribution fees on the Statements of Operations have been reduced by these amounts.

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Notes to Financial Statements (continued)

September 30, 2017

c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2017, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Investment Grade Bond Fund	$2,768,521
Strategic Income Fund	4,753,508

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2017, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Investment Grade Bond Fund	$5,300,301
Strategic Income Fund	7,889,930

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Notes to Financial Statements (continued)

September 30, 2017

As of September 30, 2017, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Investment Grade Bond Fund	$56,967
Strategic Income Fund	96,997

Sub-transfer agent fees attributable to Class A, Class C, Class Y, and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended September 30, 2017, were as follows:

Fund	Commissions
Investment Grade Bond Fund	$88,479
Strategic Income Fund	128,443

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

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Notes to Financial Statements (continued)

September 30, 2017

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of September 30, 2017, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of Investment Grade Bond Fund representing 0.13% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

6.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2017 the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y	Admin Class
Investment Grade Bond Fund	$981,829	$844,224	$913	$3,721,266	$30,271
Strategic Income Fund	1,770,578	2,272,550	2,255	4,351,280	114,244

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time) subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with

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Notes to Financial Statements (continued)

September 30, 2017

the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 13, 2017, the commitment fee was 0.10% per annum based on the average daily unused portion of the line of credit.

For the year ended September 30, 2017, neither Fund had borrowings under this agreement.

8.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

9.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Fund. As of September 30, 2017, based on management’s evaluation of the shareholder account base, the Investment Grade Bond Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Number of 5% Account Holders	Percentage of Ownership
2	23.82%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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September 30, 2017

10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
Investment Grade Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	19,528,126	$217,152,190	20,129,865	$224,279,164
Issued in connection with the reinvestment of distributions	4,610,265	50,116,925	3,582,279	39,417,631
Redeemed	(41,811,856)	(466,635,041)	(72,797,944)	(812,934,629)

Net change	(17,673,465)	$(199,365,926)	(49,085,800)	$(549,237,834)

Class B(a)
Issued from the sale of shares	—	$—	12	$127
Issued in connection with the reinvestment of distributions	—	—	132	1,428
Redeemed	—	—	(12,496)	(135,947)

Net change	—	$—	(12,352)	$(134,392)

Class C
Issued from the sale of shares	3,086,119	$33,663,672	6,745,192	$73,849,989
Issued in connection with the reinvestment of distributions	3,067,848	32,931,990	1,779,107	19,337,565
Redeemed	(31,785,356)	(350,114,834)	(32,161,581)	(355,433,705)

Net change	(25,631,389)	$(283,519,172)	(23,637,282)	$(262,246,151)

Class N
Issued from the sale of shares	113,062,434	$1,236,685,568	3,512,436	$39,581,827
Issued in connection with the reinvestment of distributions	2,009,435	22,234,080	112,583	1,242,105
Redeemed	(12,720,056)	(141,192,418)	(1,505,453)	(16,963,552)

Net change	102,351,813	$1,117,727,230	2,119,566	$23,860,380

Class Y
Issued from the sale of shares	96,437,874	$1,075,867,439	103,353,597	$1,157,935,836
Issued in connection with the reinvestment of distributions	21,650,224	235,495,402	16,305,396	179,657,088
Redeemed	(207,134,566)	(2,283,144,056)	(272,637,548)	(3,024,227,049)

Net change	(89,046,468)	$(971,781,215)	(152,978,555)	$(1,686,634,125)

Admin Class
Issued from the sale of shares	658,125	$7,267,683	1,369,518	$15,254,126
Issued in connection with the reinvestment of distributions	74,152	803,727	53,619	588,562
Redeemed	(1,522,308)	(16,968,085)	(1,741,799)	(19,519,799)

Net change	(790,031)	$(8,896,675)	(318,662)	$(3,677,111)

Increase (decrease) from capital share transactions	(30,789,540)	$(345,835,758)	(223,913,085)	$(2,478,069,233)

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

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Notes to Financial Statements (continued)

September 30, 2017

10.  Capital Shares (continued).

	Year Ended September 30, 2017		Year Ended September 30, 2016
Strategic Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	34,163,244	$498,076,337	23,003,978	$322,739,399
Issued in connection with the reinvestment of distributions	6,886,842	98,525,119	13,635,011	187,725,106
Redeemed	(77,412,456)	(1,124,169,037)	(91,244,683)	(1,291,828,314)

Net change	(36,362,370)	$(527,567,581)	(54,605,694)	$(781,363,809)

Class B(a)
Issued from the sale of shares	—	$—	2	$26
Issued in connection with the reinvestment of distributions	—	—	2,043	28,399
Redeemed	—	—	(67,108)	(965,088)

Net change	—	$—	(65,063)	$(936,663)

Class C
Issued from the sale of shares	6,318,531	$91,629,894	14,640,095	$205,621,637
Issued in connection with the reinvestment of distributions	6,434,294	92,620,761	12,554,510	173,747,924
Redeemed	(94,279,847)	(1,380,990,323)	(85,523,361)	(1,219,267,539)

Net change	(81,527,022)	$(1,196,739,668)	(58,328,756)	$(839,897,978)

Class N
Issued from the sale of shares	4,399,351	$63,538,392	5,321,977	$77,302,805
Issued in connection with the reinvestment of distributions	548,523	7,855,589	653,923	9,006,073
Redeemed	(4,286,131)	(61,729,981)	(2,757,797)	(38,915,311)

Net change	661,743	$9,664,000	3,218,103	$47,393,567

Class Y
Issued from the sale of shares	122,181,068	$1,771,665,978	97,346,155	$1,362,714,589
Issued in connection with the reinvestment of distributions	16,052,646	229,905,077	26,448,453	364,282,467
Redeemed	(117,951,245)	(1,708,750,729)	(237,195,829)	(3,355,009,041)

Net change	20,282,469	$292,820,326	(113,401,221)	$(1,628,011,985)

Admin Class
Issued from the sale of shares	1,318,704	$19,155,611	1,775,529	$24,914,406
Issued in connection with the reinvestment of distributions	441,805	6,304,627	664,366	9,114,286
Redeemed	(1,879,607)	(27,256,147)	(2,336,993)	(32,857,996)

Net change	(119,098)	$(1,795,909)	102,902	$1,170,696

Increase (decrease) from capital share transactions	(97,064,278)	$(1,423,618,832)	(223,079,729)	$(3,201,646,172)

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

|  86

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Strategic Income Fund and Loomis Sayles Investment Grade Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Strategic Income Fund and Loomis Sayles Investment Grade Bond Fund, each a series of Loomis Sayles Funds II (collectively, the “Funds”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2017

87  |

2017 U.S. Tax Distribution Information to

Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2017, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Investment Grade Bond Fund	6.04%
Strategic Income Fund	13.57%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2017, unless subsequently determined to be different.

Fund	Amount
Investment Grade Bond Fund	$238,179,528
Strategic Income Fund	241,016,636

Qualified Dividend Income.  For the fiscal year ended September 30, 2017, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2017, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Investment Grade Bond Fund
Strategic Income Fund

|  88

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	53 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	53 Director, Burlington Stores, Inc. (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

89  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	53 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	53 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  90

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	53 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell[3] (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	53 None	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

91  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)	Trustee since 2003 Audit Committee Member and Governance Committee Member	President, Strategic Advisory Services (management consulting)	53 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	53 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

|  92

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	53 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	53 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	53 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

93  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[4] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	53 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[5] (1965)	Trustee since 2011 President since 2008; Chief Executive Officer since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.	53 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]	Ms. Mitchell was appointed as a Trustee effective July 1, 2017.

[4]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

|  94

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

95  |

NATIXIS FUNDS

Supplement dated June 30, 2017 to the Natixis Funds Summary Prospectuses, dated February 28, 2017, March 31, 2017, and May 1, 2017, as may be revised or supplemented from time to time, for the following funds:

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Effective July 1, 2017, Loomis, Sayles & Company, L.P. has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses (exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses) to 0.80%, 1.55%, 0.50%, 0.80%, 0.55% and 1.05% of the Fund’s average daily net assets for Class A, Class C, Class N, Class T, Class Y and Admin Class shares, respectively.

This undertaking is in effect through January 31, 2019.

Accordingly, the Annual Fund Operating Expenses table and the Example table within the section “Fund Fees & Expenses” are amended and restated as follows with respect to the Fund:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class N	Class T	Class Y	Admin Class
Management fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.25%
Other expenses	0.20%	0.20%	0.07%	0.20%[1]	0.20%	0.42%[2]
Total annual fund operating expenses	0.85%	1.60%	0.47%	0.85%	0.60%	1.07%
Fee waiver and/or expense reimbursement[3]	0.05%	0.05%	0.00%	0.05%	0.05%	0.02%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.80%	1.55%	0.47%	0.80%	0.55%	1.05%

1	Other expenses are estimated for the current fiscal year.

2	Other expenses include an administrative service fee of 0.22% for Admin Class shares.

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3	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.80%, 1.55%, 0.50%, 0.80%, 0.55% and 1.05% of the Fund’s average daily net assets for Class A, C, N, T, Y and Admin Class shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2019 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitations for Class A, C, N, T, Y and Admin Class shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the examples for Class A, Class C, Class T, Class Y and Admin Class are based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:
	1 year	3 years	5 years	10 years
Class A	$503	$677	$869	$1,422
Class C	$258	$497	$863	$1,893
Class N	$48	$151	$263	$591
Class T	$330	$507	$702	$1,265
Class Y	$56	$184	$327	$742
Admin Class	$107	$337	$587	$1,303

If shares are not redeemed:
	1 year	3 years	5 years	10 years
Class C	$158	$497	$863	$1,893

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AEW Real Estate Fund	Loomis Sayles Limited Term Government and Agency Fund
ASG Dynamic Allocation Fund	Loomis Sayles Multi-Asset Income Fund
ASG Global Alternatives Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund
ASG Managed Futures Strategy Fund	Loomis Sayles Strategic Alpha Fund
ASG Tactical U.S. Market Fund	Loomis Sayles Strategic Income Fund
Gateway Equity Call Premium Fund	Loomis Sayles Value Fund
Gateway Fund	Mirova Global Green Bond Fund
Loomis Sayles Core Plus Bond Fund	Mirova Global Sustainable Equity Fund
Loomis Sayles Dividend Income Fund	McDonnell Intermediate Municipal Bond Fund
Loomis Sayles Global Equity and Income Fund	Natixis Oakmark Fund
Loomis Sayles Global Growth Fund	Natixis Oakmark International Fund
Loomis Sayles Growth Fund	Natixis U.S. Equity Opportunities Fund
Loomis Sayles High Income Fund	Vaughan Nelson Select Fund
Loomis Sayles Intermediate Duration Bond Fund	Vaughan Nelson Small Cap Value Fund
Loomis Sayles Investment Grade Bond Fund	Vaughan Nelson Value Opportunity Fund

Effective July 1, 2017, the information under sub-sections “Class A and C Shares” and “Class A Shares,” as applicable, in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$50
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$50
Coverdell Education Savings Accounts using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$500	$50

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There is no initial or subsequent investment minimum for:

•

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

Effective July 1, 2017, the information under sub-section “Class Y Shares” in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:

•

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•

Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of NGAM Advisors, clients of NGAM Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.

This page not part of shareholder report

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee Mr. Edmond J. English, Mr. Richard A. Goglia, Ms. Sandra O. Moose, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/15- 9/30/16	10/1/16- 9/30/17	10/1/15- 9/30/16	10/1/16- 9/30/17	10/1/15- 9/30/16	10/1/16- 9/30/17	10/1/15- 9/30/16	10/1/16- 9/30/17
Loomis Sayles Funds II	$377,341	$379,111	$4,498	$15,384	$80,572	$148,072	$—	$—

1.	Audit-related fees consist of:

2016 & 2017 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2017 – Prospectus Consent

2.	Tax fees consist of:

2016 & 2017 – review of Registrant’s tax returns and tax consulting services.

Aggregate fees billed to the Registrant for non-audit services during 2016 and 2017 were $85,070 and $163,456, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. Registrant (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/15- 9/30/16	10/1/16- 9/30/17	10/1/15- 9/30/16	10/1/16- 9/30/17	10/1/15- 9/30/16	10/1/16- 9/30/17
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/15-9/30/16	10/1/16-9/30/17
Control Affiliates	$119,120	$77,290

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds II

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 21, 2017

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 21, 2017